CREDIT AGREEMENT
by and among
WELLS FARGO BANK, NATIONAL

ASSOCIATION,
as Agent,
WELLS FARGO BANK, NATIONAL

ASSOCIATION,
as Lead Arranger,
WELLS FARGO BANK, NATIONAL

ASSOCIATION,
as Book Runner,
THE LENDERS THAT ARE PARTIES

HERETO
as the Lenders,
CORE MOLDING TECHNOLOGIES, INC.
as a Borrower
Dated as of October 27, 2020

1.

DEFINITIONS AND CONSTRUCTION. ........................................................................

1.1.

Definitions ...................................................................................................................1

1.2.

Accounting Terms .....................................................................................................61

1.3.

Code; PPSA ...............................................................................................................62

1.4.

Construction ..............................................................................................................62

1.5.

Time References .......................................................................................................63

1.6.

Schedules and Exhibits .............................................................................................63

1.7.

Divisions ...................................................................................................................63

1.8.

Exchange Rates; Currency Equivalents; Applicable Currency .................................63

1.9.

Quebec Interpretation ................................................................................................64

2.

LOANS AND TERMS OF PAYMENT.

........................................................................ 64

2.1.

Revolving Loans. ......................................................................................................64

2.2.

Term Loans ...............................................................................................................65

2.3.

Borrowing Procedures and Settlements. ...................................................................67

2.4.

Payments; Reductions of Commitments; Prepayments. ...........................................74

2.5.

Promise to Pay; Promissory Notes. ...........................................................................81

2.6.

Interest Rates and Letter of Credit Fee:

Rates, Payments, and Calculations. ..........82

2.7.

Crediting Payments ...................................................................................................83

2.8.

Designated Account ..................................................................................................84

2.9.

Maintenance of Loan Account; Statements of Obligations ......................................84

2.10.

Fees. ..........................................................................................................................84

2.11.

Letters of Credit. .......................................................................................................85

2.12.

LIBOR Option. ..........................................................................................................94

2.13.

Capital Requirements. ...............................................................................................97

2.14.

Incremental Facilities ................................................................................................99

2.15.

Currencies ...............................................................................................................100

2.16.

Joint and Several Liability of Borrowers. ...............................................................101

3.

CONDITIONS; TERM OF AGREEMENT. .................................................................

3.1.

Conditions Precedent to the Initial Extension of Credit .........................................105

3.2.

Conditions Precedent to all Extensions of Credit ...................................................105

3.3.

Maturity ...................................................................................................................105

3.4.

Effect of Maturity ....................................................................................................105

3.5.

Early Termination by Borrowers ............................................................................106

3.6.

Conditions Subsequent ............................................................................................106

4.

REPRESENTATIONS

AND WARRANTIES.

............................................................ 106

4.1.

Due Organization and Qualification; Subsidiaries. .................................................106

4.2.

Due Authorization; No Conflict. .............................................................................107

4.3.

Governmental Consents ..........................................................................................107

4.4.

Binding Obligations; Perfected Liens. ....................................................................108

4.5.

Title to Assets; No Encumbrances ..........................................................................108

4.6.

Litigation. ................................................................................................................108

4.7.

Compliance with Laws ............................................................................................108

4.8.

No Material Adverse Effect ....................................................................................109

4.9.

Solvency. .................................................................................................................109

4.10.

Employee Benefits ..................................................................................................109

4.11.

Environmental Condition ........................................................................................110

4.12.

Complete Disclosure ...............................................................................................110

4.13.

Patriot Act ...............................................................................................................111

4.14.

Indebtedness ............................................................................................................111

4.15.

Payment of Taxes ....................................................................................................111

4.16.

Margin Stock ...........................................................................................................111

4.17.

Governmental Regulation .......................................................................................112

4.18.

OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws ............112

4.19.

Employee and Labor Matters ..................................................................................112

4.20.

Leases ......................................................................................................................113

4.21.

Eligible Accounts ....................................................................................................113

4.22.

Eligible Inventory ...................................................................................................113

4.23.

Location of Inventory and M&E .............................................................................113

4.24.

Inventory Records ...................................................................................................113

4.25.

Hedge Agreements ..................................................................................................113

5.

AFFIRMATIVE

COVENANTS. ..................................................................................

5.1.

Financial Statements, Reports, Certificates ............................................................113

5.2.

Reporting .................................................................................................................114

5.3.

Existence .................................................................................................................114

5.4.

Maintenance of Properties ......................................................................................114

5.5.

Taxes .......................................................................................................................114

5.6.

Insurance. ................................................................................................................114

5.7.

Inspection. ...............................................................................................................115

5.8.

Compliance with Laws ............................................................................................116

5.9.

Environmental .........................................................................................................116

5.10.

Disclosure Updates .................................................................................................117

5.11.

Formation of Subsidiaries .......................................................................................117

5.12.

Further Assurances ..................................................................................................118

5.13.

Location of Inventory and M&E; Chief Executive Office; Registered Office .......119

5.14.

OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws ............119

5.15.

Compliance with ERISA and the IRC ....................................................................119

5.16.

Canadian Compliance .............................................................................................120

6.

NEGATIVE

COVENANTS. .........................................................................................

6.1.

Indebtedness ............................................................................................................120

6.2.

Liens ........................................................................................................................120

6.3.

Restrictions on Fundamental Changes ....................................................................121

6.4.

Disposal of Assets ...................................................................................................121

6.5.

Nature of Business ..................................................................................................121

6.6.

Prepayments and Amendments ...............................................................................121

6.7.

Restricted Payments ................................................................................................122

6.8.

Accounting Methods ...............................................................................................123

6.9.

Investments .............................................................................................................123

6.10.

Transactions with Affiliates ....................................................................................123

6.11.

Use of Proceeds .......................................................................................................124

6.12.

Limitation on Issuance of Equity Interests .............................................................124

6.13.

Inventory or M&E with Bailees ..............................................................................124

6.14.

Employee Benefits ..................................................................................................124

6.15.

Canadian Employee Benefits ..................................................................................125

7.

FINANCIAL COVENANT........................................................................................... 125

8.

EVENTS OF DEFAULT.

............................................................................................. 126

8.1.

Payments .................................................................................................................126

8.2.

Covenants ................................................................................................................126

8.3.

Judgments ................................................................................................................127

8.4.

Voluntary

Bankruptcy, etc ......................................................................................127

8.5.

Involuntary Bankruptcy, etc ....................................................................................127

8.6.

Default Under Other Agreements ...........................................................................127

8.7.

Representations, etc ................................................................................................128

8.8.

Guaranty ..................................................................................................................128

8.9.

Security Documents ................................................................................................128

8.10.

Loan Documents .....................................................................................................128

8.11.

Change of Control ...................................................................................................128

9.

RIGHTS AND REMEDIES. .........................................................................................

9.1.

Rights and Remedies ...............................................................................................128

9.2.

Remedies Cumulative .............................................................................................129

10.

WAIVERS;

INDEMNIFICATION.

.............................................................................. 129

10.1.

Demand; Protest; etc ...............................................................................................129

10.2.

The Lender Group's Liability for Collateral ...........................................................129

10.3.

Indemnification .......................................................................................................130

11.

NOTICES. ..................................................................................................................... 131

12.

CHOICE OF LAW AND VENUE; JURY

TRIAL WAIVER;

JUDICIAL REFERENCE
PROVISION. .................................................................................................................

13.

ASSIGNMENTS AND PARTICIPATIONS;

SUCCESSORS. ....................................

13.1.

Assignments and Participations. .............................................................................135

13.2.

Successors ...............................................................................................................139

14.

AMENDMENTS; WAIVERS.

...................................................................................... 139

14.1.

Amendments and Waivers.

.....................................................................................139

14.2.

Replacement of Certain Lenders. ............................................................................141

14.3.

No Waivers; Cumulative Remedies ........................................................................142

15.

AGENT; THE LENDER GROUP.

............................................................................... 142

15.1.

Appointment and Authorization of Agent ..............................................................142

15.2.

Delegation of Duties ...............................................................................................143

15.3.

Liability of Agent ....................................................................................................143

15.4.

Reliance by Agent ...................................................................................................144

15.5.

Notice of Default or Event of Default .....................................................................144

15.6.

Credit Decision .......................................................................................................145

15.7.

Costs and Expenses; Indemnification .....................................................................145

15.8.

Agent in Individual Capacity ..................................................................................146

15.9.

Successor Agent ......................................................................................................146

15.10.

Lender in Individual Capacity .................................................................................147

15.11.

Collateral Matters. ...................................................................................................147

15.12.

Restrictions on Actions by Lenders; Sharing of Payments. ....................................149

15.13.

Agency for Perfection .............................................................................................150

15.14.

Payments by Agent to the Lenders .........................................................................150

15.15.

Concerning the Collateral and Related Loan Documents .......................................150

15.16.

Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other
Reports and Information .........................................................................................151

15.17.

Several Obligations; No Liability ...........................................................................152

15.18.

Lead Arranger, and Book Runner ...........................................................................152

15.19.

Appointment for the Province of Quebec. ..............................................................152

16.

WITHHOLDING TAXES.

............................................................................................ 153

16.1.

Payments .................................................................................................................153

16.2.

Exemptions. .............................................................................................................153

16.3.

Reductions. ..............................................................................................................155

16.4.

Refunds ...................................................................................................................156

17.

GENERAL PROVISIONS. ...........................................................................................

17.1.

Effectiveness ...........................................................................................................156

17.2.

Section Headings .....................................................................................................156

17.3.

Interpretation ...........................................................................................................157

17.4.

Severability of Provisions .......................................................................................157

17.5.

Bank Product Providers ..........................................................................................157

17.6.

Debtor-Creditor Relationship ..................................................................................158

17.7.

Counterparts; Electronic Execution ........................................................................158

17.8.

Revival and Reinstatement of Obligations; Certain Waivers.

................................158

17.9.

Confidentiality. .......................................................................................................159

17.10.

Survival ...................................................................................................................160

17.11.

Patriot Act; Due Diligence ......................................................................................161

17.12.

Integration ...............................................................................................................161

17.13.

CMT as Agent for Borrowers .................................................................................162

17.14.

Acknowledgement and Consent to Bail-In of EEA Financial Institutions .............162

17.15.

Acknowledgement Regarding Any Supported QFCs .............................................163

17.16.

Judgment Currency .................................................................................................164

EXHIBITS AND SCHEDULES
Exhibit A-1 Form of Assignment and Acceptance
Exhibit B-1 Form of Borrowing Base Certificate
Exhibit B-2 Form of Bank Product Provider Agreement
Exhibit C-1 Form of Compliance Certificate
Exhibit J-1 Form of Joinder
Exhibit L-1 Form

of LIBOR Notice
Exhibit P-1 Form

of Perfection Certificate

Schedule A-1 Agent's Account
Schedule A-2 Authorized Persons
Schedule B-1 BRP/Navistar Project Cap

Ex
Schedule C-1 Commitments
Schedule D-1 Designated Account
Schedule E-2 Eligible

Real Property Collateral
Schedule E-3 Eligible

Mexican Account Debtors
Schedule P-1 Permitted

Investments
Schedule P-2 Permitted

Liens
Schedule R-1 Real

Property Collateral
Schedule 3.1 Conditions

Precedent
Schedule 3.6 Conditions

Subsequent
Schedule 4.1(b) Capitalization

of Borrowers
Schedule 4.1(c) Capitalization

of Borrowers' Subsidiaries
Schedule 4.1(d) Subscriptions,

Options, Warrants, Calls
Schedule 4.6(b) Litigation
Schedule 4.10 Employee Benefits
Schedule 4.11 Environmental

Matters
Schedule 4.14 Permitted

Indebtedness
Schedule 4.25 Location of Inventory and

M&E
Schedule 5.1 Financial Statements, Reports,

Certificates
Schedule 5.2 Collateral

Reporting
Schedule 6.5 Nature of Business

CREDIT AGREEMENT

THIS CREDIT

AGREEMENT
, is

entered into as

of October

27, 2020

by and
among the lenders identified on the signature pages hereof (each of such lenders,

together with its
successors and permitted

assigns, is referred

to hereinafter as

a "Lender", as that

term is hereinafter
further defined),
WELLS FARGO

BANK, NATIONAL

ASSOCIATION
, a national

banking
association, as administrative agent

for each member of

the Lender Group

and the Bank Product
Providers (in such

capacity, together

with its successors

and assigns in

such capacity,

"Agent"),
WELLS FARGO BANK, NATIONAL ASSOCIATION
, a national

banking association, as

lead
arranger (in such

capacity, together

with its

successors and

assigns in

such capacity,

the "Lead
Arranger"),
WELLS FARGO

BANK, NATIONAL

ASSOCIATION
, a national

banking
association, as

book runner

(in such

capacity, together

with its

successors and

assigns in

such
capacity, the "Book

Runner"),

CORE MOLDING TECHNOLOGIES, INC.
, a Delaware
corporation ("CMT"),

and those

additional Persons,

if any,

that are

joined as

a party hereto

by
executing the form of Joinder attached hereto as Exhibit J-1 (each, a "Borrower" and individually and collectively, jointly and severally,

the "Borrowers").
The parties agree as follows:
1.

DEFINITIONS AND CONSTRUCTION.
1.1.

Definitions
.

As used

in this

Agreement, the

following terms

shall have

the
following definitions:
"Acceptable Appraisal" means, with respect to

an appraisal of Inventory,

M&E or
Real Property, the most recent appraisal of such property received by Agent (a) from an appraisal company satisfactory to Agent,

(b) the scope and methodology

(including, to the extent

relevant,
any sampling procedure employed by

such appraisal company) of which

are satisfactory to Agent,
and (c) the results

of which are

satisfactory to Agent, in

each case, in

Agent's Permitted Discretion.
"Account" means an account

(as that term is

defined in the Code

or, to

the extent
applicable, the PPSA).
"Account Debtor" means

any Person who

is obligated on an

Account, chattel paper,
or a general intangible.
"Account Party"

has the

meaning specified

therefor in

Section 2.11(h)

of this
Agreement.
"Accounting Changes

"

means changes

in accounting

principles required

by the
promulgation of

any rule,

regulation, pronouncement

or opinion

by the

Financial Accounting
Standards Board of

the American Institute

of Certified Public

Accountants (or successor

thereto
or any agency with similar functions).
"Acquired Indebtedness" means

Indebtedness of a

Person whose assets

or Equity
Interests are

acquired by

a Loan

Party or

any of

its Subsidiaries

in a

Permitted Acquisition;
provided, that such

Indebtedness (a) is either

purchase money Indebtedness

or a Capital

Lease with

respect to M&E or mortgage financing with respect to Real Property, (b) was in existence prior to the date

of such

Permitted Acquisition,

and (c)

was not

incurred in

connection with,

or in
contemplation of, such Permitted Acquisition.
"Acquisition" means (a) the purchase or other acquisition by a Person or its
Subsidiaries of all or

substantially all of the

assets of (or any

division or business line of)

any other
Person, or (b) the purchase or other

acquisition (whether by means of a

merger, consolidation,

or
otherwise) by a Person or its Subsidiaries of all of the Equity Interests of any other Person.
"Additional Documents" has the meaning specified therefor in Section 5.12 of this
Agreement.
"Additional M/E Term

Loan" has the meaning specified therefo

r

in Section 2.2(a)
of this Agreement.
"Additional M/E Term Loan Amount" means $9,000,000 less the then outstanding principal balance of the Initial M/E Term Loan.
"Administrative Borrower" has the meaning

specified therefor in Section 17.13

of
this Agreement.
"Administrative Questionnaire"

has the meaning specified therefor in Section
13.1(a) of this Agreement.
"Affected Lender"

has the

meaning specified

therefor in

Section 2.13(b)

of this
Agreement.
"Affiliate"

means, as

applied to

any Person,

any other

Person who

controls, is
controlled by,

or is

under common

control with,

such Person.

For purposes

of this

definition,
"control" means the

possession, directly or

indirectly through one

or more intermediaries,

of the
power to direct

the management and

policies of a

Person, whether through

the ownership of

Equity
Interests, by

contract, or

otherwise; provided,

that for

purposes of

the definition

of Eligible
Accounts and Section 6.10

of this Agreement:

(a) if any Person owns

directly or indirectly 10%
or more of the Equity Interests having ordinary voting power for the election of directors or other members of the governing body of a Person

or 10% or more of the partnership or other

ownership
interests of a Person (other than as a limited partner of such Person), then both such Persons shall be Affiliates of each other, (b) each director

(or comparable manager) of a

Person shall be deemed
to be an Affiliate

of such Person, and

(c) each partnership in

which a Person is

a general partner
shall be deemed an Affiliate of such Person.
"Agent" has the meaning specified therefor in the preamble to this Agreement.
"Agent-Related Persons" means

Agent, together

with its

Affiliates, officers,
directors, employees, attorneys, and agents.
"Agent's Account" means the Deposit Account of Agent identified on Schedule A-
1 to this Agreement (or such other Deposit Account of Agent that has been designated as such, in writing, by Agent to Borrowers and the Lenders).

"Agent's Liens" means the Liens granted

by each Loan Party or

its Subsidiaries to
Agent under the Loan Documents and securing the Obligations.
"Agreed Currency" means (a) Dollars and (b) Canadian Dollars.
"Agreement" means

this Credit

Agreement, as

amended, restated,

amended and
restated, supplemented or otherwise modified from time to time.
"Anti-Corruption Laws" means

the FCPA,

the U.K. Bribery

Act of

2010, as
amended, and

all other

applicable laws

and regulations

or ordinances

concerning or

relating to
bribery or

corruption in

any jurisdiction

in which

any Loan

Party or

any of

its Subsidiaries

or
Affiliates is located or is doing business.
"Anti-Money Laundering Laws"

means the

applicable laws or

regulations in any
jurisdiction in which any

Loan Party or any of

its Subsidiaries or Affiliates

is located or is

doing
business that

relates to

money laundering,

any predicate

crime to

money laundering,

or any
financial record keeping

and reporting requirements

related thereto and

includes Canadian Anti-
Money Laundering & Anti-Terrorism Legislation.
"Applicable Margin"

means, as

of any date

of determination

and with

respect to
Base Rate

Loans or

LIBOR Rate

Loans, as

applicable, the

applicable margin

set forth

in the
following table

that corresponds

to the

Average Excess

Availability of

Borrowers for

the most
recently

completed quarter;

provided, that

for the

period from

the Closing

Date through

and
including March

31, 2021,

the Applicable

Margin shall

be set

at the

margin in

the row

styled
"Level III"; provided further, that any

time an Event of Default

has occurred and is continuing,

the
Applicable Margin shall be set at the margin in the row styled "Level III":
Level
Average Excess
Availability
Applicable
Margin for Base
Rate Loans
which are
Revolving Loans
(the "Revolving
Loan Base Rate
Margin")
Applicable
Margin for
LIBOR Rate
Loans which are
Revolving Loans

(the "Revolving
Loan LIBOR
Rate Margin")
Applicable
Margin for Base
Rate Loans
which are Term
Loans (the
"Term Loan
Base Rate
Margin")
Applicable
Margin for
LIBOR Rate
Loans which are
Term Loans

(the
"Term Loan
LIBOR Rate
Margin")
I > 66 2/3% of the
Maximum
Revolver Amount

1.00 percentage
points
2.00 percentage
points
2.00 percentage
points
3.00 percentage
points
II < 66 2/3% of the
Maximum
Revolver Amount
and > 33 1/3% of
the Maximum
Revolver Amount
1.25 percentage
points
2.25 percentage
points
2.00 percentage
points
3.00 percentage
points
III < 33 1/3% of the
Maximum
Revolver Amount
1.50 percentage
points
2.50 percentage
points
2.00 percentage
points
3.00 percentage
points

The Applicable Margin shall be re-determined as of the first day of each quarter.

"Application Event"

means the occurrence

of (a) a failure

by Borrowers to

repay
all of the Obligations

in full on the

Maturity Date, or (b)

an Event of Default

and the election by
Agent or

the Required

Lenders to

require that

payments and

proceeds of

Collateral be

applied
pursuant to Section 2.4(b)(iii) of this Agreement.
"Assignee" has the

meaning specified therefor

in Section 13.1(a)

of this Agreement.
"Assignment and Acceptance"

means an Assignment

and Acceptance Agreement
substantially in the form of Exhibit A-1 to this Agreement.
"Authorized Person" means any one of the

individuals identified as an officer of

a
Borrower on Schedule A-2

to this Agreement, or

any other individual identified

by Administrative
Borrower as an authorized person and authenticated through Agent's electronic platform or portal in accordance with its procedures for such authentication.
"Availability" means,

as of any

date of determination,

the amount that

Borrowers
are entitled to borrow as

Revolving Loans under Section 2.1 of

this Agreement (after giving effect
to the then outstanding Revolver Usage).
"Available Increase

Amount" means, as

of any date

of determination, an

amount
equal to the result of

(a) $10,000,000,
minus

(b) the aggregate principal amount of

Increases to the
Revolver Commitments previously made pursuant to Section 2.14 of this Agreement.
"Average Excess

Availability" means,

with respect to

any period, the

sum of the
aggregate amount of Availability for each day in such

period (as calculated by Agent as

of the end
of each respective day) divided by

the number of days in such period.
"Average Revolver

Usage" means,

with respect

to any

period, the

sum of

the
aggregate amount of Revolver Usage for each day in such period (calculated as of the end of each
respective day) divided by

the number of days in such period.
"Bail-In Action"

means the

exercise of any

Write-Down and

Conversion Powers
by the

applicable EEA

Resolution Authority

in respect

of any

liability of

an EEA

Financial
Institution.
"Bail-In Legislation"

means, with

respect to

any EEA

Member Country
implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council
of the European Union,

the implementing law for

such EEA Member Country

from time to time
which is described in the EU Bail-In Legislation Schedule.
"Bank Product"

means any

one or

more of

the following

financial products

or
accommodations extended to

any Loan Party

or any of

its Subsidiaries by

a Bank Product

Provider:

(a) credit cards (including commercial cards (including so-called

"purchase cards", "procurement
cards" or "p-cards")), (b) payment card processing

services, (c) debit cards, (d) stored value cards,
(e) Cash Management Services, or (f) transactions under Hedge Agreements.

"Bank Product Agreements"

means those agreements

entered into from

time to time
by any Loan Party or any of its Subsidiaries with a

Bank Product Provider in connection with the
obtaining of any of the Bank Products.
"Bank Product

Collateralization" means

providing cash

collateral (pursuant

to
documentation reasonably satisfactory to

Agent) to be held

by Agent for the

benefit of the Bank
Product Providers (other

than the Hedge

Providers) in an

amount determined by

Agent as sufficient
to satisfy the reasonably

estimated credit exposure, operational

risk or processing risk with

respect
to the then existing Bank Product Obligations (other than Hedge Obligations).
"Bank Product

Obligations" means

(a) all obligations,

liabilities, reimbursement
obligations, fees, or expenses owing by each Loan Party and its Subsidiaries to any Bank Product
Provider pursuant to or

evidenced by a Bank

Product Agreement and irrespective

of whether for
the payment of money,

whether direct or indirect,

absolute or contingent,

due or to

become due,
now existing or hereafter arising, (b) all Hedge Obligations, and (c) all amounts that Agent or any
Lender is

obligated to

pay to

a Bank

Product Provider

as a

result of

Agent or

such Lender
purchasing participations

from, or

executing guarantees

or indemnities

or reimbursement
obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank
Product Provider to a Loan Party or its Subsidiaries.
"Bank Product Provider" means any Lender or any of its Affiliates, including each of the foregoing in its capacity,

if applicable, as a Hedge

Provider; provided, that no such

Person
(other than Wells

Fargo or its Affiliates)

shall constitute a Bank Product

Provider with respect to
a Bank Product

unless and

until Agent receives

a Bank Product

Provider Agreement

from such
Person (a) on or prior to the

Closing Date (or such later date

as Agent shall agree to in

writing in
its sole discretion)

with respect to

Bank Products provided

on or prior

to the Closing

Date, or (b)

on
or prior to the date that

is 10 days after the provision

of such Bank Product to

a Loan Party or its
Subsidiaries (or such later

date as Agent shall

agree to in writing

in its sole discretion)

with respect
to Bank Products provided after

the Closing Date; provided further,

that if, at any time,

a Lender
ceases to be a Lender under this Agreement (prior to the payment in full of the Obligations), then,
from and after

the date on

which it so

ceases to be

a Lender hereunder,

neither it nor

any of its
Affiliates shall

constitute Bank

Product Providers

and the

obligations with

respect to

Bank
Products provided by such

former Lender or any

of its Affiliates

shall no longer constitute

Bank
Product Obligations.
"Bank Product Provider Agreement" means an agreement in substantially the form attached hereto as

Exhibit B-2 to

this Agreement, in form

and substance satisfactory

to Agent, duly
executed by the applicable Bank Product Provider, the applicable Loan Parties, and Agent.
"Bank Product Reserves"

means, as

of any

date of

determination, those

reserves
that Agent deems necessary or appropriate, subject to Section

2.1(c), to establish (based upon the
Bank Product Providers'

reasonable determination of

the liabilities and

obligations of each Loan
Party and its Subsidiaries

in respect of Bank

Product Obligations) in respect

of Bank Products

then
provided or outstanding.
"Bankruptcy Code" means title 11 of the

United States Code, as

in effect from time
to time.

"Base Rate

"

means the

greatest of

(a) 1.00 percent
per annum
, (b)

the Federal
Funds Rate plus

½%, (c) the LIBOR Rate

(which rate shall

be calculated based upon

an Interest
Period of

one month

and shall

be determined

on a

daily basis),
plus

one percentage

point, and
(d) the rate of interest announced,

from time to time,

within Wells

Fargo at its principal

office in
San Francisco

as its

"prime rate",

with the

understanding that

the "prime

rate" is

one of

Wells
Fargo's base

rates (not necessarily

the lowest of

such rates) and

serves as

the basis upon

which
effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement

in such internal publications as

Wells

Fargo may
designate (and, if any such announced rate

is below zero, then the rate determined pursuant to this
clause (d) shall be deemed to be zero).
"Base Rate Loan"

means each portion

of the Revolving

Loans or the

Term

Loan
that bears interest at a rate determined by reference to the Base Rate.
"Base Rate Margin"

means the Revolving

Loan Base Rate

Margin or the

Term Loan
Base Rate Margin, as applicable.
"Benchmark Replacement

"

means the

sum of:

(a) the alternate

benchmark rate
(which may include

Term

SOFR) that has

been selected by

Agent and Administrative

Borrower
giving due

consideration to

(i) any selection

or recommendation

of a

replacement rate

or the
mechanism for determining such

a rate by the

Relevant Governmental Body or

(ii) any evolving
or then-prevailing

market convention

for determining

a rate

of interest

as a

replacement to

the
LIBOR Rate

for United

States dollar-denominated

syndicated credit

facilities and

(b) the
Benchmark Replacement Adjustment;

provided that, if

the Benchmark Replacement

as so
determined would be less

than zero, the Benchmark

Replacement shall be deemed

to be zero for
the purposes of this Agreement.
"Benchmark Replacement Adjustment" means, with respect to any replacement of the LIBOR Rate with an Unadjusted Benchmark Replacement

for each applicable Interest Period,
the spread adjustment,

or method for

calculating or determining

such spread adjustment,

(which
may be a positive

or negative value or

zero) that has

been selected by Agent

and Administrative
Borrower giving due consideration to

(i) any selection or recommendation of

a spread adjustment,
or method

for calculating

or determining

such spread

adjustment, for

the replacement

of the
LIBOR Rate

with the

applicable Unadjusted

Benchmark Replacement

by the

Relevant
Governmental Body or (ii)

any evolving or

then-prevailing market convention

for determining a
spread adjustment,

or method

for calculating

or determining

such spread

adjustment, for

the
replacement of

the LIBOR

Rate with

the applicable

Unadjusted Benchmark

Replacement for
United States dollar-denominated syndicated credit facilities at such time.
"Benchmark Replacement Conforming

Changes" means, with

respect to any
Benchmark Replacement, any technical,

administrative or operational changes (including

changes
to the

definition of

"Base Rate",

the definition

of "Interest

Period", timing

and frequency

of
determining rates and

making payments of

interest and other

administrative matters) that

Agent
decides may

be appropriate

to reflect

the adoption

and implementation

of such

Benchmark
Replacement and to permit

the administration thereof by

Agent in a manner

substantially
consistent with market practice (or,

if Agent decides that

adoption of any portion

of such market
practice is

not administratively

feasible or

if Agent

determines that

no market

practice for

the

administration of the

Benchmark Replacement exists,

in such other

manner of administration

as
Agent decides is reasonably necessary in connection with the administration of this Agreement).
"Benchmark Replacement Date" means the earlier to occur of

the following events
with respect to the LIBOR Rate:
(a)

in the case

of clause (a)

or (b) of

the definition of

"Benchmark Transition
Event," the later

of (i) the date

of the public

statement or

publication of information

referenced
therein and (ii) the date

on which the administrator of

the LIBOR Rate permanently

or indefinitely
ceases

to provide the LIBOR Rate; or
(b)

in the case of clause (c) of the definition of "Benchmark Transition Event,"
the date of the public statement or publication of information referenced therein.
"Benchmark Transition Event" means

the occurrence of one or

more of the
following events with respect to the LIBOR Rate:
(a)

a public

statement or

publication of

information by

or on

behalf of

the
administrator of the LIBOR

Rate announcing that

such administrator has ceased

or will cease

to
provide the LIBOR Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate;
(b)

a public

statement or

publication of

information by

the regulatory
supervisor for

the administrator

of the

LIBOR Rate,

the Federal

Reserve System

of the

United
States (or

any successor), an

insolvency official

with jurisdiction

over the administrator

for the
LIBOR Rate, a resolution authority

with jurisdiction over the administrator

for the LIBOR Rate or
a court or an

entity with similar

insolvency or resolution

authority over the administrator

for the
LIBOR Rate, which

states that the

administrator of the

LIBOR Rate has

ceased or will

cease to
provide the LIBOR Rate permanently or indefinitely,

provided that, at the time of such

statement
or publication, there is no

successor administrator that will

continue to provide the LIBOR

Rate;
or
(c)

a public

statement or

publication of

information by

the regulatory
supervisor for the administrator of the LIBOR Rate announcing that the LIBOR Rate is no longer representative.
"Benchmark Transition

Start Date"

means (a)

in the

case of

a Benchmark
Transition Event,

the earlier

of (i)

the applicable

Benchmark Replacement

Date and

(ii) if such
Benchmark Transition Event

is a public statement

or publication of information

of a prospective
event, the

90th day

prior to

the expected

date of

such event

as of

such public

statement or
publication of information (or if the expected date

of such prospective event is fewer than 90

days
after such statement or

publication, the date of

such statement or publication)

and (b) in the case
of an Early

Opt-in Election, the

date specified by

Agent or the

Required Lenders, as

applicable,
by notice to Administrative Borrower, Agent (in the case of such notice by the Required Lenders)
and the Lenders.
"Benchmark Unavailability Period"

means, if a

Benchmark Transition

Event and
its related Benchmark

Replacement Date have occurred

with respect to the

LIBOR Rate and

solely

to the extent

that the LIBOR

Rate has not

been replaced with

a Benchmark Replacement,

the period
(x) beginning at the time that such Benchmark

Replacement Date has occurred if, at such time, no
Benchmark Replacement has replaced

the LIBOR Rate for

all purposes hereunder in

accordance
with Section 2.12(d)(iii)

and (y) ending at

the time that

a Benchmark Replacement

has replaced
the LIBOR Rate for all purposes hereunder pursuant to Section 2.12(d)(iii).
"Beneficial Ownership

Certification" means

a certification

regarding beneficial
ownership as required by the Beneficial Ownership Regulations.
"Beneficial Ownership Regulation" means 31 C.F.R.

§ 1010.230.
"Benefit Plan"

means a

"defined benefit

plan" (as

defined in

Section 3(35)

of
ERISA) that is subject to

Title IV of ERISA,

for which any Loan Party or

any of its Subsidiaries
or ERISA Affiliates has been an

"employer" (as defined in Section

3(5) of ERISA) within the past
six years.
"BHC Act Affiliate" of

a Person means

an "affiliate" (as such

term is defined under,
and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person.
"Board of Directors"

means, as to any

Person, the board of

directors (or comparable
managers) of such Person, or any committee thereof duly authorized to act on behalf of the board
of directors (or comparable managers).
"Board of

Governors" means

the Board

of Governors

of the

Federal Reserve
System of the United States (or any successor).
"Book Runner"

has the meaning set forth in the preamble to this Agreement.
"Borrower" and "Borrowers"

have the respective meanings

specified therefor in the
preamble to this Agreement.
"Borrower Materials"

has the meaning specified therefor in Section 17.9(c)

of this
Agreement.
"Borrowing" means a borrowing consisting of Revolving Loans made on the same day by the Lenders (or Agent on

behalf thereof), or by Swing Lender in the case

of a Swing Loan,
or by Agent in the case of an Extraordinary Advance.
"Borrowing Base" means, as of any date of determination, the result of:
(a)

90% of the

amount of Eligible

Investment Grade Accounts,
less

the amount,
if any, of the Dilution Reserve (Investment Grade), plus
(b)

85% of

the amount

of Eligible

Non-Investment Grade

Accounts,
less

the
amount, if any, of the Dilution Reserve (Non-Investment Grade), plus
(c)

the lesser of (x) $1,500,000 and (y) 85% of the amount of

Eligible Tooling
Accounts, less

the amount, if any, of the Dilution Reserve (Non-Investment Grade),
plus

(d)

the lesser of

(x) Mexican A/R

Cap and (y)

85% of the

amount of Eligible
Mexican Accounts, less

the amount, if any, of the Dilution Reserve (Non-Investment Grade),
plus
(e)

the lesser of (A)

the product of

70% multiplied by

the value (calculated at
the lower of cost

or market on a

basis consistent with Loan

Parties' historical accounting practices)
of Eligible Finished Goods

Inventory at such time, and

(B) the product of 85%

multiplied by the
Net Recovery Percentage identified in

the most recent Acceptable Appraisal

of Inventory,
multiplied by the value (calculated at

the lower of cost or market

on a basis consistent with

Loan
Parties' historical accounting practices) of Eligible Finished Goods Inventory (such determination may be made as to

different categories of Eligible

Finished Goods Inventory based upon

the Net
Recovery Percentage applicable to such categories) at such time, plus
(f)

the lesser of (A)

the product of

70% multiplied by

the value (calculated at
the lower of cost

or market on a

basis consistent with Loan

Parties' historical accounting practices)
of Eligible Raw

Materials Inventory at

such time, and

(B) the product of

85% multiplied by

the
Net Recovery Percentage identified in

the most recent Acceptable Appraisal

of Inventory,
multiplied by the value (calculated at

the lower of cost or market

on a basis consistent with

Loan
Parties' historical accounting practices)

of Eligible Raw Materials

Inventory (such determination
may be made

as to different

categories of Eligible

Raw Materials Inventory

based upon the

Net
Recovery Percentage applicable to such categories) at such time, plus
(g)

the lesser of
(i) $350,000, and
(ii) the lesser of

(A) the product of

70% multiplied by

the value
(calculated at

the lower

of cost

or market

on a

basis consistent

with Loan

Parties' historical
accounting practices) of Eligible Work

-In-Process Inventory at such time,

and (B) the product of
85% multiplied by

the Net Recovery

Percentage identified in

the most recent

Acceptable Appraisal
of Inventory, multiplied by

the value (calculated

at the lower

of cost or

market on a

basis consistent
with Loan Parties'

historical accounting

practices) of

Eligible Work

-In-Process Inventory (such
determination may be

made as to different

categories of Eligible Work-In-Process Inventory based
upon the Net Recovery Percentage applicable to such categories) at such time, minus
(h)

the aggregate amount

of Reserves, if

any, established

by Agent from

time
to time under Section 2.1(c) of this Agreement.
"Borrowing Base

Certificate" means

a certificate

substantially in

the form

of
Exhibit B-1 to this Agreement, which such form of Borrowing Base Certificate may be amended, restated, supplemented

or otherwise

modified from

time to

time (including

without limitation
changes to the format thereof), as approved by Agent in Agent's sole discretion.
"Borrowing Base

Company" means

any US

Loan Party

and any

Canadian Loan
Party.
"BRP/Navistar Project

Cap Ex"

means Capital

Expenditures incurred

by Loan
Parties and

their Subsidiaries

in connection

with (i)

the purchase

and installation

of a

new
compression molding press, extruder, building expansion, silo and other supporting equipment in

the Matamoros,

Mexico facility

to support

existing, and

to provide

excess capacity

for future,
business from

Bombadier Recreational

Products Inc.

(personal watercraft

product) and

(ii) the
purchase and installation

of a press

and building modifications

and production equipment

in the
Matamoros, Mexico

facility for a

new Medium

Vocational

“MV” Hood

from Navistar,

Inc., in
each case, as more particularly described on Schedule B-1 attached hereto.
"Business Day"

means any

day that

is not

a Saturday,

Sunday, or

other day

on
which banks are authorized

or required to close

in the state of

Illinois, except that, if

a
determination of a Business Day shall relate

to a LIBOR Rate Loan, the term "Business

Day" also
shall exclude any

day on

which banks are

closed for dealings

in Dollar

deposits in

the London
interbank market.
"Canadian Anti-Money Laundering & Anti-Terrorism Legislation" means Part II.1 of the Criminal Code
, R.S.C.

1985, c.

C-46,
The Proceeds

of Crime

(Money Laundering)

and
Terrorist

Financing Act
, S.C. 2000, c.

17 and the
United Nations Act
, R.S.C. 1985, c.U-2

or any
similar Canadian legislation, together with

all rules, regulations and interpretations

thereunder or
related thereto

including, without

limitation, the

Regulations Implementing

the United

Nations
Resolutions on

the Suppression

of Terrorism

and the

United Nations

Al-Qaida and

Taliban
Regulations promulgated under the United Nations Act .
"Canadian Defined Benefit

Plan" means any

Canadian Pension Plan

which contains
a "defined benefit provision" as defined in subsection 147.1(1) of the
Income Tax

Act

(Canada).
"Canadian Dollars"

or "Cdn $" means

the lawful currency

of Canada, as

in effect
from time to time.
"Canadian Guarantor"

means each

Subsidiary of

Administrative Borrower
organized under the laws of Canada, or any province thereof, that is or becomes a guarantor of all or any part of the Obligations.
"Canadian Guaranty" means a

guaranty of the Obligations,

in form and substance
reasonably satisfactory to

Agent, executed and

delivered by the

Canadian Loan Parties

to Agent
and includes the guaranty set forth in the Canadian Security Agreement.
"Canadian Loan Party" means any Canadian Guarantor.
"Canadian Multi-Employer Plan" means a "multi-employer pension plan", as such
term is defined under the Pension Benefits Act (Ontario) or “collectively bargained multi-
employer plan”,

as such

term is

defined under

the Pension

Benefits Standards

Act (British
Columbia), under which a

Canadian Loan Party is

required to contribute pursuant

to a collective
bargaining agreement

and under

which (i)

the sole

obligation of the

Canadian Loan

Party is

to
make the

contributions specified in

the applicable

collective bargaining

agreement, and

(ii) the
Canadian Loan Party has no liability relating to any past or future withdrawals from the plan.
"Canadian Pension

Plans" means

each pension

plan that

is a

"registered pension
plan" (as

defined in

the Income

Tax

Act (Canada))

or that

is required

to be

registered under
Canadian federal or provincial

law with respect to

pension benefit standards and

that is maintained
or contributed to, or

to which there is

or may be an

obligation to contribute by

a Loan Party or

a

Subsidiary thereof,

for its

employees or

former employees,

but does

not include

the Canada
Pension Plan

or the

Quebec Pension

Plan as

maintained by

the Government

of Canada

or the
Province of Quebec, respectively.
"Canadian Priority Payables

Reserves" means reserves

(determined from

time to
time by Agent

in its Permitted

Discretion) for:

(a) the amount past

due and owing

by any Canadian
Loan Party, or the accrued amount for

which such Canadian Loan Party

has an obligation to remit,
to a Governmental Authority or other Person pursuant to any applicable law, rule or regulation, in
respect of (i)

goods and services

taxes, harmonized sales taxes,

other sales taxes,

employee income
taxes, municipal taxes and other taxes payable or to be remitted or withheld; (ii) workers'
compensation or

employment insurance;

(iii) federal

Canada Pension

Plan and

other statutory
Pension Plan contributions; (iv) vacation or holiday pay; and (v)

other like charges and demands,
in each case,

to the

extent that

any Governmental

Authority or other

Person may

claim a

Lien,
trust, deemed trust

or other claim ranking

or capable of

ranking in priority

to or
pari   passu

with
one or more

of the Liens

granted in the

Loan Documents; and

(b) the aggregate amount

of any
other liabilities of

any Canadian Loan

Party (i) in respect

of which a

Lien, trust or

deemed trust
has been or may be imposed on any Collateral to provide for payment, or (ii) in respect of unpaid
or unremitted pension

plan contributions, including

normal cost contributions,

special payments
and, without

duplication, amounts

representing any

unfunded liability,

solvency deficiency

or
wind-up deficiency whether or not due with respect to a Canadian Pension Plan, or (iii) which are secured by a

Lien, charge, right or

claim on any

Collateral; in each case,

pursuant to any

applicable
law, rule

or regulation

and which

such Lien,

trust, deemed

trust, pledge,

charge, right

or claim
ranks or in

the Permitted

Discretion of Agent,

is capable of

ranking in priority

to or
pari   passu
with one or

more of the

Liens granted in

the Loan Documents

(such as certain

claims by employees
for unpaid

wages and

other amounts

payable under

the Wage

Earner Protection

Program Act
(Canada)); in each case net of the aggregate amount of all

restricted cash held or set aside by such
Canadian Loan Party for the payment of such obligations.
"Canadian Security

Agreement" means

a Canadian

Guarantee and

Security
Agreement dated as of

even date with

the Agreement, in form

and substance reasonably
satisfactory to Agent, executed

and delivered by each

Canadian Loan Party and

each other Loan
Party having Collateral located in Canada to Agent.
"Canadian Security

Documents" means,

collectively, the

Canadian Security
Agreement, the Quebec Security

Documents and any other Loan

Document that grants or

purports
to grant a Lien

on any of

the assets or interests,

and the proceeds thereof,

of any Canadian Loan
Party or any other Loan Party having Collateral located in Canada.
"Capital Expenditures"

means, with

respect to

any Person

for any

period, the
amount of all expenditures by such Person and its Subsidiaries during such period that are capital
expenditures as determined in

accordance with GAAP, whether such expenditures are paid

in cash
or financed, but excluding, without duplication (a)

with respect to the purchase price

of assets that
are purchased

substantially contemporaneously

with the

trade-in of

existing assets

during such
period, the amount that

the gross amount of

such purchase price is

reduced by the credit

granted
by the seller

of such assets for

the assets being

traded in at such

time, (b) expenditures made

during
such period

to consummate

one or

more Permitted

Acquisitions, (c)

expenditures made

during
such period in connection with the replacement, substitution, or restoration of assets or properties pursuant to

Section 2.4(e)(iv)

of this

Agreement, and

(d) expenditures during

such period

that,
pursuant to a

written agreement, are

reimbursed by a

third Person (excluding

any Loan Party

or
any of its Affiliates).
"Capitalized Lease Obligation"

means that

portion of

the obligations

under a
Capital Lease that is required to be capitalized in accordance with GAAP.
"Capital Lease"

means a

lease that

is required

to be

capitalized for

financial
reporting purposes in accordance with GAAP.
"Cash Equivalents" means

(a) Domestic Cash

Equivalents; and (b)

Foreign Cash
Equivalents.
"Cash Management

Services" means

any cash

management or

related services
including treasury,

depository, return

items, overdraft,

controlled disbursement,

merchant store
value cards, e-payables

services, electronic funds

transfer, interstate depository network,

automatic
clearing house transfer

(including the Automated

Clearing House processing

of electronic funds
transfers through the

direct Federal Reserve

Fedline system) and

other cash management
arrangements.
"CFC" means a controlled foreign

corporation (as that term

is defined in the IRC)
in which any Loan Party is a "United States shareholder" within the meaning of Section 951(b) of the IRC.
"Change in Law" means the occurrence after

the date of this Agreement of:

(a) the
adoption or effectiveness

of any law,

rule, regulation, judicial

ruling, judgment or treaty,

(b) any
change in any

law, rule,

regulation, judicial

ruling, judgment

or treaty

or in

the administration,
interpretation, implementation

or application

by any

Governmental Authority

of any

law, rule,
regulation, guideline or

treaty, or

(c) the making or

issuance by any

Governmental Authority of
any request,

rule, guideline

or directive,

whether or

not having

the force

of law;

provided, that
notwithstanding anything

in this

Agreement to

the contrary,

(i) the Dodd-Frank

Wall

Street
Reform and Consumer

Protection Act and

all requests, rules,

guidelines or directives

thereunder
or issued in

connection therewith, and (ii)

all requests, rules,

guidelines or directives

concerning
capital adequacy promulgated by the Bank for International Settlements, the Basel

Committee on
Banking Supervision

(or any

successor or

similar authority)

or the

United States

or foreign
regulatory authorities shall,

in each case,

be deemed to

be a "Change

in Law,"

regardless of the
date enacted, adopted or issued.
"Change of Control" means that:
(a)

any Person

or two

or more

Persons acting

in concert

shall have

acquired
beneficial ownership,

directly or

indirectly, of

Equity Interests

of Administrative

Borrower (or
other securities convertible into such Equity Interests) representing 30% or more of the combined voting power

of all

Equity Interests

of Administrative

Borrower entitled

(without regard

to the
occurrence of any contingency)

to vote for

the election of members

of the Board

of Directors of
Administrative Borrower,

(b)

any Person or two

or more Persons acting in

concert, shall have acquired

by
contract or

otherwise, or

shall have

entered into

a contract

or arrangement

that, upon
consummation thereof, will

result in its

or their acquisition

of the power

to exercise, directly

or
indirectly, a controlling influence over the management or policies of Administrative Borrower

or
control over

the Equity

Interests of

such Person

entitled to

vote for

members of

the Board

of
Directors of Administrative

Borrower on a

fully-diluted basis

(and taking

into account

all such
Equity Interests that

such Person or

group has the

right to acquire

pursuant to

any option right)
representing 30% or more of the combined voting power of such Equity Interests,
(c)

during any

period of

24 consecutive

months commencing

on or

after the
Closing Date,

the occurrence

of a

change in

the composition

of the

Board of

Directors of
Administrative Borrower such that a

majority of the members of

such Board of Directors are

not
Continuing Directors, or
(d)

Borrowers fail to

own and control,

directly or indirectly, 100%

of the Equity
Interests of each other Loan Party.
"Citi Purchase Documents"

means the Citi

Supplier Agreement, together

with all
related agreements, instruments and documents.
"Citi Supplier Agreement" means a supplier agreement executed by Horizon
Plastics International Inc. and Citibank, N.A. dated as of December 21, 2015.
"Closing Date" means the date of the making of

the Initial M/E Term Loan and the
R/E Term Loan (or other extension of credit) under this Agreement.
"Code" means

the Illinois

Uniform Commercial

Code, as

in effect

from time

to
time.
"Collateral" means

all assets

and interests

in assets

and proceeds

thereof now
owned or

hereafter acquired

by any

Loan Party

or its

Subsidiaries in

or upon

which a

Lien is
granted by such Person in favor of Agent or the Lenders under any of the Loan Documents.
"Collateral Access

Agreement" means

a landlord

waiver, bailee

letter, or
acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other

Person
in possession

of, having

a Lien

upon, or

having rights

or interests

in any

Loan Party's

or its
Subsidiaries' books

and records,

Equipment, or

Inventory, in

each case,

in form

and substance
reasonably satisfactory to Agent.
"Collections" means, all cash, checks, notes, instruments, and other items of payment (including

insurance proceeds,

cash proceeds

of asset

sales, rental

proceeds and

tax
refunds).
"Commitment" means, with respect to

each Lender, its

Revolver Commitment, its
M/E Term

Loan Commitment or

its R/E Term

Loan Commitment, as

the context requires,

and,
with respect to all Lenders, their Revolver Commitments,

their M/E Term

Loan Commitments or
their R/E Term

Loan Commitments, as the context

requires, in each case as such Dollar

amounts
are set

forth beside

such Lender's

name under

the applicable

heading on

Schedule C-1

to this

Agreement or in the Assignment

and Acceptance pursuant to which such

Lender became a Lender
under this Agreement, as

such amounts may be

reduced or increased from

time to time

pursuant
to assignments made in accordance with the provisions of Section 13.1 of this Agreement.
"Commodity Exchange Act" means the Commodity Exchange

Act (7 U.S.C. § 1 et
seq.), as amended from time to time, and any successor statute.
"Compliance Certificate" means a

certificate substantially in the

form of Exhibit C-
1 to this

Agreement delivered by

the chief financial

officer or treasurer

of Administrative Borrower
to Agent.
"Confidential Information" has the

meaning specified therefor in

Section 17.9(a) of
this Agreement.
"Continuing Director" means (a) any member of the Board of Directors who was a director (or comparable

manager) of Administrative

Borrower on the

Closing Date, and

(b) any
individual who

becomes a

member of

the Board

of Directors

after the

Closing Date

if such
individual was

approved, appointed

or nominated

for election

to the

Board of

Directors by

a
majority of the Continuing Directors.
"Control Agreement" means

a control agreement,

in form and

substance reasonably
satisfactory to Agent,

executed and delivered

by a Loan

Party or one

of its Subsidiaries,

Agent,
and the

applicable securities

intermediary (with

respect to

a Securities

Account) or

bank (with
respect to a Deposit Account).
"Copyright Security

Agreement" has

the meaning

specified therefor

in the
Guaranty and Security Agreement.
"Core Composites"

means Core Composites

Corporation, a Delaware corporation
and wholly-owned Subsidiary of Borrower.
"Covered Entity" means any of the following:
(a)

a "covered entity" as

that term is defined

in, and interpreted in

accordance
with, 12 C.F.R. § 252.82(b);
(b)

a "covered bank"

as that term

is defined in,

and interpreted in

accordance
with, 12 C.F.R. § 47.3(b); or
(c)

a "covered

FSI" as

that term

is defined

in, and

interpreted in

accordance
with, 12 C.F.R. § 382.2(b).
"Covered Party" has the meaning specified therefor in Section 17.15 of this
Agreement.
"Default" means an event, condition,

or default that, with the

giving of notice, the
passage of time, or both, would be an Event of Default.

"Defaulting Lender"

means any

Lender that

(a) has failed

to (i)

fund all

or any
portion of its Loans within two Business Days of the

date such Loans were required to be funded
hereunder unless such

Lender notifies

Agent and

Administrative Borrower

in writing

that such
failure is the

result of such

Lender's determination that

one or more

conditions precedent to

funding
(each of which

conditions precedent,

together with

any applicable Default

or Event

of Default,
shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Agent, Issuing
Bank, or

any other

Lender any

other amount

required to

be paid

by it

hereunder (including

in
respect of its

participation in Letters

of Credit) within

two Business Days

of the date

when due,
(b) has notified any Borrower, Agent

or Issuing Bank in writing that it

does not intend to comply
with its funding obligations hereunder,

or has made a

public statement to that effect

(unless such
writing or public statement relates to such

Lender's obligation to fund a Loan

hereunder and states
that such position

is based on

such Lender's determination

that a condition

precedent to funding
(which condition

precedent, together

with any

applicable Default

or Event

of Default,

shall be
specifically identified

in such

writing or

public statement)

cannot be

satisfied), (c)

has failed,
within three Business Days after

written request by Agent or Administrative

Borrower, to confirm
in writing to Agent and Administrative

Borrower that it will comply with

its prospective funding
obligations hereunder (provided, that such Lender shall

cease to be a Defaulting Lender pursuant
to this clause (c) upon

receipt of such written

confirmation by Agent and

Administrative
Borrower), or (d) has, or

has a direct or

indirect parent company that

has, (i) become the

subject
of any Insolvency Proceeding, (ii) had appointed for

it a receiver, custodian,

conservator, trustee,
administrator, assignee for

the benefit of creditors

or similar Person charged

with reorganization
or liquidation of its

business or assets, including the

Federal Deposit Insurance Corporation or

any
other state or federal regulatory

authority acting in such

a capacity, or

(iii) become the subject of
a Bail-in Action; provided,

that a Lender shall

not be a Defaulting Lender

solely by virtue of

the
ownership or

acquisition of

any equity

interest in

that Lender

or any

direct or

indirect parent
company thereof by a Governmental Authority so long as

such ownership interest does not result
in or provide such Lender

with immunity from the jurisdiction

of courts within the

United States
or from the enforcement

of judgments or writs

of attachment on its

assets or permit such

Lender
(or such

Governmental Authority)

to reject,

repudiate, disavow

or disaffirm

any contracts

or
agreements made with

such Lender.

Any determination by

Agent that a

Lender is a

Defaulting
Lender under any

one or more

of clauses (a)

through (d) above

shall be conclusive

and binding
absent manifest error,

and such Lender shall

be deemed to be

a Defaulting Lender upon delivery
of written

notice of

such determination

to Administrative

Borrower, Issuing

Bank, and

each
Lender.
"Defaulting Lender Rate"

means (a) for the first three days from and after

the date
the relevant payment is

due, the Base Rate,

and (b) thereafter, the

interest rate then applicable

to
Revolving Loans that are Base Rate

Loans (inclusive of the Base Rate

Margin applicable thereto).
"Default Right" has the

meaning assigned to that

term in, and shall

be interpreted
in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1,

as applicable.
"Deposit Account" means any

deposit account (as that

term is defined in

the Code).
"Designated Account"

means the

Deposit Account

of Administrative

Borrower
identified on Schedule

D-1 to this

Agreement (or such

other Deposit Account

of Administrative

Borrower located at

Designated Account

Bank that

has been designated

as such,

in writing,

by
Borrowers to Agent).
"Designated Account Bank"

has the meaning specified therefor in Schedule D-1 to
this Agreement (or

such other bank

that is located

within the United

States that has

been designated
as such, in writing, by Borrowers to Agent).
"Dilution" means,

as of

any date of

determination, a

percentage, based

upon the
experience of the immediately prior 12 months, that is the result of dividing the Dollar amount of
(a) bad debt write-downs,

discounts, advertising allowances, credits,

or other dilutive

items with
respect to

Borrowers' Accounts

during such

period, by

(b) Borrowers' billings

with respect

to
Accounts during such period.
"Dilution Reserve (Investment Grade)" means, as of

any date of determination, an
amount sufficient

to reduce

the advance

rate against

Eligible Accounts

by the

extent to

which
Dilution is in excess of 2.5%.
"Dilution Reserve

(Non-Investment Grade)"

means, as

of any date

of
determination, an amount

sufficient to reduce

the advance rate

against Eligible Accounts

by the
extent to which Dilution is in excess of 5%.
"Disqualified Equity Interests" means

any Equity Interests that,

by their terms

(or
by the terms of any security or other Equity Interests into which they are convertible or for which they are

exchangeable), or

upon the

happening of

any event

or condition

(a) matures or

are
mandatorily redeemable (other

than solely for

Qualified Equity Interests),

pursuant to a

sinking
fund obligation or otherwise (except as a result of a change of control or asset sale so long as any
rights of the holders thereof upon

the occurrence of a change of

control or asset sale event shall be
subject to the prior

repayment in full of

the Loans and all

other Obligations that are

accrued and
payable and the termination

of the Commitments), (b)

are redeemable at the

option of the holder
thereof (other than

solely for Qualified

Equity Interests), in

whole or in

part, (c) provide for

the
scheduled payments of

dividends in cash,

or (d) are or

become convertible into

or exchangeable
for Indebtedness or any other Equity Interests that would constitute Disqualified

Equity Interests,
in each case, prior to the date that is 180 days after the Maturity Date.
"Dollar Equivalent" means,

at any time,

with respect to

any amount denominated
in Canadian Dollars, the equivalent

amount thereof in US Dollars as

determined by Agent, at such
time on the basis

of the Spot Rate

(determined in respect of

the most recent Revaluation

Date or
such other date determined by Agent) for the purchase of US Dollars with Canadian Dollars.
"Dollars" or "$"

or "US Dollars" means United States dollars.
"Domestic Cash Equivalents"

means (a) marketable direct obligations

issued by, or
unconditionally guaranteed by,

the United States or

issued by any agency

thereof and backed by
the full faith and credit

of the United States, in

each case maturing within one

year from the date
of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of
the United States

or any political

subdivision of any

such state or

any public instrumentality

thereof
maturing within one

year from the

date of acquisition

thereof and, at

the time of

acquisition, having
one of the two highest ratings obtainable from either Standard & Poor's Rating Group ("S&P") or

Moody's Investors Service,

Inc. ("Moody's"), (c)

commercial paper maturing

no more

than 270
days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-
1 from S&P or at

least P-1 from Moody's,

(d) certificates of deposit, time

deposits, overnight bank
deposits or

bankers' acceptances

maturing within

one year

from the

date of

acquisition thereof
issued by any

bank organized under the

laws of the

United States or

any state thereof

or the District
of Columbia or any

United States branch of

a foreign bank having

at the date of

acquisition thereof
combined capital and

surplus of not

less than $1,000,000,000,

(e) Deposit Accounts

maintained
with (i)

any bank that

satisfies the

criteria described in

clause (d) above,

or (ii)

any other bank
organized under

the laws

of the

United States

or any

state thereof

so long

as the

full amount
maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f)
repurchase obligations of

any commercial bank

satisfying the requirements

of clause (d)

of this
definition or

recognized securities

dealer having

combined capital

and surplus

of not

less than
$1,000,000,000, having a

term of not

more than seven

days, with respect

to securities satisfying
the criteria in clauses

(a) or (d) above,

(g) debt securities with

maturities of six months

or less from
the date of

acquisition backed by

standby letters of

credit issued by

any commercial bank

satisfying
the criteria described in

clause (d) above, and

(h) Investments in money

market funds substantially
all of whose assets are invested in the types of assets described in clauses (a) through (g) above.
"Domestic Subsidiary"

means any

Subsidiary of

any Loan

Party that

is not

a
Foreign Subsidiary.
"Drawing Document" means any Letter of

Credit or other document presented

for
purposes of

drawing under

any Letter

of Credit,

including by

electronic transmission

such as
SWIFT, electronic mail, facsimile or computer generated communication.
"Early Opt-in Election" means the occurrence of:
(a)

(i) a determination by Agent

or (ii) a notification

by the Required Lenders
to Agent (with

a copy to

Administrative Borrower)

that the

Required Lenders

have determined
that United States dollar-denominated

syndicated credit facilities being

executed at such time,

or
that include

language similar

to that

contained in

Section 2.12(d)(iii)

are being

executed or
amended, as

applicable, to

incorporate or

adopt a

new benchmark

interest rate

to replace

the
LIBOR Rate, and
(b)

(i) the election

by Agent

or (ii)

the election

by the

Required Lenders

to
declare that an

Early Opt-in Election

has occurred and

the provision, as

applicable, by Agent

of
written notice of

such election

to Administrative Borrower

and the

Lenders or by

the Required
Lenders of written notice of such election to Agent.
"EBITDA" means, with respect to any fiscal period and with

respect to Borrowers
determined, in each case, on a consolidated basis in accordance with GAAP:
(a)

the consolidated net income (or loss) for such period,
minus
(b)

without duplication,

the sum of

the following amounts

for such period

to
the extent included in determining consolidated net income (or loss) for such period:

(i) unusual or non-recurring gains,

(ii) non-cash gains

in respect

of post-retirement benefits

consisting of
health insurance and life insurance, and
(iii) interest income,
plus
(c)

without duplication,

the sum of

the following

amounts for

such period to
the extent deducted in determining consolidated net income (or loss) for such period:
(i) non-cash unusual and non-recurring losses,
(ii) Interest Expense,
(iii) income taxes,

(iv) depreciation and amortization,
(v) costs,

fees, charges

or expenses

incurred in

connection with

the
closing of

this Agreement

prior to,

on or

within 120

days of

the Closing

Date in

an aggregate
amount not to exceed $500,000,
(vi) transaction fees

and expenses in

connection with any

amendments
to or

waivers in

connection with

the Loan

Documents in

an aggregate

amount not

to exceed
$250,000;

provided,
that such amounts added back pursuant to this clause (vi) in any period shall, when aggregated with the amount of any addbacks pursuant to clauses (vii)

and (viii), not exceed
an aggregate amount

equal to 10%

of EBITDA for

the such twelve

month period, calculated

before
giving effect thereto,
(vii) transaction fees

and expenses

in connection

with Permitted
Acquisitions, whether

or not

consummated in

an aggregate

amount not

to exceed

$750,000;

provided,
that such

amounts added

back pursuant

to this

clause (vii)

in any

period shall,

when
aggregated with

the amount

of any

addbacks pursuant

to clauses

(vi) and

(viii), not

exceed an
aggregate amount equal to

10% of EBITDA for

the such twelve month

period, calculated before
giving effect thereto,
(viii)

fees, costs

and expenses

in respect

of start

up or

shut down

of
facilities (including,

without limitation,

relocation, severance,

hiring and

transition costs)

in an
aggregate amount not to exceed $1,000,000;

provided,
that such amounts added back pursuant to
this clause (viii) in

any period shall, when aggregated

with the amount of

any addbacks pursuant
to clauses (vi)

and (vii), not

exceed an aggregate

amount equal to

10% of EBITDA

for the such
twelve month period, calculated before giving effect thereto,

(ix) non-cash

costs and

expenses in

respect of

post-retirement benefits
consisting of health insurance and life insurance and

(x) costs,

fees, charges and

expenses incurred in

connection with
Existing Credit Facility in an aggregate amount not to exceed $2,500,000.
"EEA Financial

Institution"

means (a)

any credit

institution or

investment firm
established in any

EEA Member Country

which is subject to

the supervision of

an EEA Resolution
Authority, (b) any entity established in

an EEA Member

Country which is

a parent of

an institution
described in

clause (a)

of this

definition, or

(c) any financial

institution established

in an

EEA
Member Country

which is

a subsidiary

of an

institution described

in clauses

(a) or

(b) of

this
definition and is subject to consolidated supervision with its parent.
"EEA Member Country" means

any of the member

states of the European

Union,
Iceland, Liechtenstein, and Norway.
"EEA Resolution

Authority" means

any public

administrative authority

or any
person entrusted with public

administrative authority of any

EEA Member Country (including

any
delegee) having responsibility for the resolution of any EEA Financial Institution.
"Eligible Accounts" means those Accounts created

by a Borrowing Base Company
in the ordinary

course of its

business, that arise

out of such

Borrowing Base Company's

sale of
goods or

rendition of

services, that

comply with

each of

the representations

and warranties
respecting Eligible Accounts made in the

Loan Documents, and that are

not excluded as ineligible
by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time

to time by Agent

in Agent's Permitted Discretion

to address the results

of any
information with

respect to

the Borrower

Base Companies'

business or

assets of

which Agent
becomes aware after the

Closing Date, including any

field examination performed by

(or on behalf
of) Agent from

time to time

after the Closing

Date.

In determining the

amount to be

included,
Eligible Accounts

shall be

calculated net

of customer

deposits, unapplied

cash, taxes,

finance
charges, service charges,

discounts, credits, allowances, and rebates.

Eligible Accounts shall not
include the following:
(a)

Accounts that

the Account

Debtor has

failed to

pay within

90 days

of
original invoice

date (or

120 days

of original

invoice date

in the

case of

Main Access

LLC,
including its Sunwalk division) or 60 days of due date (or 30 days of due date in the case of Main
Access LLC, including its Sunwalk division),
(b)

Accounts owed by an

Account Debtor (or its

Affiliates) where 50% or

more
of all Accounts owed by

that Account Debtor (or its Affiliates) are

deemed ineligible under clause
(a) above,
(c)

Accounts with selling terms of more than 60 days

(or 90 days in the case of
Main Access LLC, including its Sunwalk division),
(d)

Accounts with respect

to which the

Account Debtor is

an Affiliate of

any
Borrowing Base

Company or

an employee

or agent

of any

Borrowing Base

Company or

any
Affiliate of any Borrowing Base Company,
(e)

Accounts (i)

arising in

a transaction

wherein goods

are placed

on
consignment or are

sold pursuant to

a guaranteed sale, a

sale or return,

a sale on

approval, a bill

and hold

(other than

Accounts owed

by Deckorators,

Inc. (f/k/a Universal

Consumer Products,
Inc.), a

Michigan corporation,

to the

extent Agent

has received

an agreement,

in form

and
substance acceptable to Agent,
confirming the unconditional obligation of the

Account Debtor to
take the

Goods related

thereto and

pay such

Accounts (Agent

hereby acknowledges

that the
contract with D
eckorators, Inc. (f/k/a

Universal Consumer Products,

Inc.), a Michigan

corporation,
dated January 1,

2019, as

in effect

on the

date hereof, shall

be deemed to

satisfy the foregoing
condition), or

any other

terms by reason

of which

the payment

by the

Account Debtor

may be
conditional, or (ii)

with respect to

which the payment terms

are "C.O.D.", cash

on delivery or

other
similar terms,
(f)

Accounts that are not payable in US Dollars or Canadian Dollars,
(g)

Accounts with

respect to

which the

Account Debtor

either (i)

does not
maintain its chief executive

office in the United States

or Canada, or (ii)

is not organized under the
laws of the United States or

Canada or any state or province thereof,

or (iii) is the government of
any foreign country

or sovereign state,

or of any

state, province, municipality,

or other political
subdivision thereof,

or of

any department,

agency, public

corporation, or

other instrumentality
thereof, unless (A)

the Account is

supported by an

irrevocable letter of

credit reasonably
satisfactory to Agent (as

to form, substance, and

issuer or domestic confirming

bank) that has been
delivered to Agent and, if

requested by Agent, is directly

drawable by Agent, or (B)

the Account
is covered

by credit

insurance in

form, substance,

and amount,

and by

an insurer,

reasonably
satisfactory to Agent,
(h)

Accounts with

respect to

which the

Account Debtor

is (i)

(A) the United
States or any department, agency,

or instrumentality of the United

States (exclusive, however,

of
Accounts with

respect to

which Borrower

Base Companies

have complied,

to the

reasonable
satisfaction of Agent, with the Assignment of Claims Act, 31 USC §3727), or (B) any state of the
United States,

or (ii)

(A) the Government

of Canada

or any

department, agency

or instrument
thereof (exclusive, however, of Accounts with respect to which Borrowing Base Companies have complied, to

the reasonable satisfaction

of Agent, with

the Financial

Administration Act
(Canada)), or

(B) any province

of Canada,

or (iii)

in the

case of

any Borrower, any

other
Governmental Authority,
(i)

Accounts with

respect to

which the

Account Debtor

is a

creditor of

a
Borrowing Base Company, has or

has asserted a right of recoupment or setoff, or

has disputed its
obligation to pay

all or any

portion of the Account,

to the extent of

such claim, right of

recoupment
or setoff, or dispute,
(j)

Accounts with

respect to

an Account

Debtor whose

Eligible Accounts
owing to

Borrower Base

Companies exceed

15% (such

percentage, as

applied to

a particular
Account Debtor,

being subject

to reduction

by Agent

in its

Permitted Discretion

if the
creditworthiness of such Account

Debtor deteriorates) of all

Eligible Accounts, to the

extent of the
obligations owing by

such Account Debtor

in excess of

such percentage (other

than (i) with

respect
to UFP Industries, Inc. (f/k/a Universal Forest Product, Inc.) and Navistar,

Inc., in which case the
total obligations

of such

Account Debtor

shall not

exceed 30%

of all

Eligible Accounts,

such
percentage being subject to reduction by Agent in its

Permitted Discretion if the creditworthiness
of such Account Debtor deteriorates

and (ii) with respect

to Bombadier Recreational Products Inc.

in which case

the total obligations

of such Account

Debtor shall not

exceed 20% of

all Eligible
Accounts, such percentage being

subject to reduction

by Agent in its

Permitted Discretion if

the
creditworthiness of such Account Debtor deteriorates); provided, that in each case, the amount of
Eligible Accounts

that are

excluded because

they exceed

the foregoing

percentage shall

be
determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any
eliminations based upon the foregoing concentration limit,
(k)

Accounts with respect to which

the Account Debtor is subject

to an
Insolvency Proceeding, is

not Solvent,

has gone out

of business, or

as to which

any Borrowing
Base Company has

received notice of

an imminent Insolvency

Proceeding or a

material
impairment of the financial condition of such Account Debtor,
(l)

Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the Account Debtor's financial condition,
(m)

Accounts that are not

subject to a valid

and perfected first priority

Agent's
Lien,
(n)

Accounts with respect

to which (i)

the goods giving

rise to such

Account
have not been

shipped and

billed to

the Account

Debtor, or

(ii) the services giving

rise to

such
Account have not been performed and billed to the Account Debtor,
(o)

Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity,

(p)

Accounts (i) that represent

the right to

receive progress payments

or other
advance billings that are due prior to the completion of performance by the applicable Borrowing
Base Company of the subject contract for

goods or services, or (ii) that represent credit

card sales,

(q)

at any time that the Citi Purchase Documents are

in effect, Accounts owing
by Xylem, Inc. or any Subsidiary or Affiliate

of Xylem, Inc. to Borrowing Base Companies, or
(r)

Accounts owned by a target acquired in

connection with a Permitted
Acquisition or

Permitted Investment,

or Accounts

owned by

a Person

that is

joined to

this
Agreement as a Borrower pursuant to

the provisions of this Agreement, until

the completion of a
field examination with

respect to such

Accounts, in each

case, satisfactory to

Agent in its

Permitted
Discretion.
"Eligible Finished

Goods Inventory"

means Inventory

that qualifies

as Eligible
Inventory and

consists of

finished goods

of good

and merchantable quality

held for

sale in

the
ordinary course of Borrower Base Companies' business.
"Eligible Investment

Grade Accounts"

means Eligible

Accounts with

respect to
which the Account Debtor

is a Person with a

rating of
at least BBB- by

S&P and Baa3 by

Moody's
(other than Eligible Tooling Accounts).
"Eligible Inventory" means

Inventory of a

Borrowing Base Company, that

complies
with each of

the representations

and warranties respecting

Eligible Inventory made

in the

Loan

Documents, and that is

not excluded as ineligible

by virtue of one

or more of the excluding

criteria
set forth below; provided, that such criteria may be revised from time to time by Agent in Agent's
Permitted Discretion to address

the results of any

information with respect to

the Borrower Base
Companies' business or

assets of which

Agent becomes aware

after the Closing

Date, including
any field

examination or

appraisal performed

or received

by Agent

from time

to time

after the
Closing Date.

In determining the amount to be

so included, Inventory shall be valued at

the lower
of cost

or market

on a

basis consistent

with Borrower

Base Companies'

historical accounting
practices.

An item of Inventory shall not be included in Eligible Inventory if:
(a)

a Borrowing Base Company

does not have good, valid,

and marketable title
thereto,
(b)

a Borrowing Base Company does not have actual and exclusive possession thereof (either directly or through a bailee or agent of a Borrowing Base Company),
(c)

it is not

located at one

of the locations

in the continental

United States or
Canada set

forth on

Schedule 4.25

to this

Agreement (as such

Schedule 4.25

may be

amended
from time to time in

accordance with Section 5.14) (or

in-transit from one such location

to another
such location),
(d)

it is stored at locations holding

less than $100,000 of the aggregate value

of
such Borrowing Base Company's Inventory,
(e)

it is in-transit

to or from

a location of

a Borrowing Base

Company (other
than in-transit from one location set forth on

Schedule 4.25 to this Agreement to another location
set forth on Schedule 4.25

to this Agreement (as such

Schedule 4.25 may be

amended from time
to time in accordance with Section 5.14)),
(f)

it is located on real

property leased by a Borrowing

Base Company or in a
contract warehouse or

with a bailee,

in each case,

unless either (i)

it is subject

to a Collateral

Access
Agreement executed by

the lessor or

warehouseman, as the

case may be,

and it is

segregated or
otherwise separately identifiable from

goods of others, if

any, stored on the premises, or (ii)

Agent
has established a Landlord Reserve with respect to such location,
(g)

it is the subject of a bill of lading or other document of title,
(h)

it is not subject to a valid and perfected first priority Agent's Lien,
(i)

it consists of

goods returned or

rejected by a

Borrowing Base Company's
customers,
(j)

it consists of goods that

are obsolete, slow moving, spoiled

or are otherwise
past the stated expiration, "sell-by" or "use

by" date applicable thereto, restrictive or custom items
or otherwise

is manufactured

in accordance

with customer-specific

requirements, or

goods that
constitute spare parts, packaging and

shipping materials, supplies used or

consumed in Borrower
Base Companies' business, bill and hold goods, defective

goods, "seconds," or Inventory acquired
on consignment,

(k)

it is subject

to third party

intellectual property, licensing or

other proprietary
rights, unless Agent is satisfied

in its Permitted Discretion

that such Inventory can be

freely sold
by Agent on and after the occurrence of an Event of a Default despite such third party rights, or
(l)

it was

acquired in

connection with

a Permitted

Acquisition or

Permitted
Investment, or such Inventory

is owned by a Person

that is joined to this

Agreement as a Borrower
pursuant to the provisions of

this Agreement, until the completion

of an Acceptable Appraisal of
such Inventory and

the completion

of a field

examination with respect

to such Inventory

that is
satisfactory to Agent in its Permitted Discretion.
"Eligible M&E

"

means M&E

of a

Borrower Base

Company, that

complies with
each of the representations

and warranties respecting Eligible

M&E made in the Loan

Documents,
and that is

not excluded as

ineligible by virtue

of one or

more of the

excluding criteria set

forth
below; provided, that

such criteria may

be revised from time

to time by

Agent in Agent's

Permitted
Discretion to address

the results

of any due

diligence information

with respect

to the

Borrower
Base Companies'

business or

assets of

which Agent

becomes aware

after the

Closing Date,
including any field

examination or

appraisal performed or

received by Agent

from time to

time
after the Closing Date.

An item of M&E shall not be included in Eligible M&E if:
(a)

it is not subject to a valid and perfected first priority Agent's Lien,
(b)

a Borrower Base Company does not have

good, valid, and marketable title
thereto,
(c)

a Borrower Base

Company does not

have actual and

exclusive possession
thereof (either directly or through a bailee or agent of

a Borrower Base Company), including as a
result of the lease thereof by a Borrower Base Company,
(d)

it is not

located at one

of the locations

in the continental

United States or
Canada set

forth on

Schedule 4.25

to this

Agreement (or

in-transit from

one such

location to
another such location) (as

such Schedule 4.25 may

be amended from time

to time in

accordance
with Section 5.14),
(e)

it is in-transit to

or from a

location of a

Borrower Base Company

(other than
in-transit from one

location set forth

on Schedule 4.25

to this Agreement

to another location

set
forth on Schedule 4.25 to

this Agreement) (as such Schedule

4.25 may be amended

from time to
time in accordance with Section 5.14),
(f)

(i) it is "subject to" (within the

meaning of Section 9-311

of the Code) any
certificate of title

(or comparable) statute

(unless Agent has

a first priority,

perfected Lien under
such statute

and Agent

has possession

and custody

of such

certificate), or

(ii) in the

case of
Borrowing Base Companies

that are Canadian

Loan Parties, it

is Equipment bearing

a VIN number
or "serial number goods" or "serial

numbered goods" within the meaning of

the applicable PPSA
(unless filings against such Equipment or Goods under the applicable

PPSA including the
corresponding VINs or serial numbers, satisfactory to the Agent, have been made),

(g)

it does not meet (unless

it is under repair or

held for repair for

the purpose
of meeting), in all material respects, all applicable safety or regulatory requirements applicable to it by law for the use for which it is intended or for which it is being used,
(h)

it is not used or usable in the ordinary course of the Borrower Base
Companies' business due to

a damaged or inoperable

condition (other than M&E

under repair or
held for repair for such purpose),
(i)

it does not meet (unless

it is under repair or

held for repair for

the purpose
of meeting), in all material respects, all applicable requirements of all motor vehicle laws or other statutes and

regulations established

by any

Governmental Authority

then applicable

to such
Equipment, or is subject to any licensing or

similar requirement,
(j)

it is located

on real property

leased by a

Borrower Base Company

or in a
contract warehouse, in

each case, unless

either (i) it

is subject to

a Collateral Access Agreement
executed by

the lessor

or warehouseman,

as the

case may

be, and

unless it

is segregated

or
otherwise separately identifiable from

equipment of others, if

any, stored

on the premises, or

(ii)
Agent has established a Landlord Reserve with respect to such location,
(k)

its use or

operation requires proprietary

software that is

not freely assignable
to Agent, or
(l)

an Acceptable Appraisal of such M&E has not been completed.
"Eligible Mexican

Accounts" means

Accounts owing

from an

Account Debtor
identified on

Schedule E-3

that meet

all the

criteria of

Eligible Accounts

other than

clause (g)
thereof solely as a result of such Account Debtor being organized under the laws of Mexico.
"Eligible Non-Investment Grade

Accounts" means Eligible

Accounts that are

not
Eligible Investment Grade Accounts or Eligible Tooling Accounts.
"Eligible Raw Material Inventory" means Inventory that qualifies as Eligible
Inventory and consists of goods that are raw materials of good and merchantable quality.
"Eligible Real

Property" means

Real Property

owned in

fee by

Borrower that
complies with

each of

the representations

and warranties

respecting Real

Property made

in the
Loan Documents, and that is not

excluded as ineligible by virtue of one or

more of the excluding
criteria set forth below; provided, that such criteria may be revised from time to time by Agent in
Agent's Permitted Discretion to address the

results of any information with respect to

the
Borrowers' business or

assets of which Agent

becomes aware after

the Closing Date, including

any
field examination

or appraisal

performed by

or received

by Agent

from time

to time

after the
Closing Date.

An item of Real Property shall not be included in Eligible Real Property if:
(a)

it is not identified

on Schedule E-2 to

the Agreement as of

the Closing Date,
(b)

a Borrower does not have good, valid, and marketable fee title thereto,

(c)

it is

not Real

Property with

respect to

which Agent

has received
(i) mortgagee title insurance policies

issued by a title

insurance company reasonably satisfactory
to Agent in amounts reasonably satisfactory to Agent (but in no event less than the FMV thereof)
assuring Agent that

the Mortgages on

such Real Property

are valid and

enforceable first priority
mortgage Liens

on such

Real Property

free and

clear of

all defects

and encumbrances

except
Permitted Liens, and otherwise in

form and substance reasonably

satisfactory to Agent, (ii) ALTA
surveys in form

and substance reasonably

satisfactory to Agent,

(iii) phase-I environmental reports
with respect to each

parcel composing the Real

Property (the environmental

consultants retained
for such

reports, the

scope of

the reports,

and the

results thereof

of which

shall be

reasonably
satisfactory to Agent), and (iv) flood certifications

(and, if applicable, acceptable flood insurance
and FEMA form acknowledgements of insurance),
(d)

an Acceptable Appraisal of such item of Real Property has

not been
completed,
(e)

it is not

Real Property Collateral

subject to a

valid and perfected

first priority
Agent's Lien, or
(f)

it is subject to any Lien other than Permitted Liens of the

type described in
clauses (a), (b), (c), (g), or (k) of the definition thereof.
"Eligible Tooling Accounts"

means Eligible Accounts
owing in respect of the sale
of Tooling by Borrower.
"Employee Benefit Plan" means any employee

benefit plan within the meaning of
Section 3(3) of

ERISA, that is subject

to ERISA and (a)

that is or within

the preceding six (6)

years
has been sponsored, maintained or

contributed to by any Loan

Party or ERISA Affiliate

or (b) to
which any Loan Party or ERISA Affiliate has, or has

had at any time within the preceding six (6)
years, any liability, contingent or otherwise, other than a Multiemployer Plan.
"Environmental Action" means

any written complaint,

summons, citation, notice,
directive, order,

claim, litigation, investigation,

judicial or administrative

proceeding, judgment,
letter, or

other written

communication from

any Governmental

Authority, or

any third

party
involving violations

of Environmental

Laws or

releases of

Hazardous Materials

(a) from any
assets, properties, or businesses of any Borrower, any Subsidiary of any Borrower, or any of their predecessors in

interest, (b)

from adjoining

properties or

businesses, or

(c) from or

onto any
facilities which received Hazardous Materials

generated by any Borrower,

any Subsidiary of any
Borrower, or any of their predecessors in interest.
"Environmental Law"

means any

applicable federal,

state, provincial,

foreign or
local statute, law, rule,

regulation, ordinance, code,

binding and enforceable

guideline, binding and
enforceable written policy,

or rule of common

law now or hereafter

in effect and

in each case as
amended, or any judicial or

administrative interpretation thereof, including any

judicial or
administrative order, consent decree or judgment, in each case, to the extent binding on any Loan
Party or its Subsidiaries,

relating to the

environment, the effect

of the environment

on employee
health, or Hazardous Materials, in each case as amended from time to time.

"Environmental Liabilities" means all liabilities, monetary obligations, losses, damages, costs

and expenses

(including all

reasonable fees,

disbursements and

expenses of
counsel, experts, or consultants, and

costs of investigation and feasibility

studies), fines, penalties,
sanctions, and interest

incurred under Environmental

Law, including

as a result

of any claim

or
demand, or

Remedial Action

required, by

any Governmental

Authority or

any third

party, and
which relate to any Environmental Action.
"Environmental Lien" means any Lien in favor of any

Governmental Authority for
Environmental Liabilities.
"Equipment" means equipment (as that

term is defined in the Code

or, to the extent
applicable, the PPSA).
"Equity Interests"

means, with

respect to

a Person,

all of

the shares,

options,
warrants, interests, participations, or

other equivalents (regardless of

how designated) of or

in such
Person, whether voting or

nonvoting, including capital stock

(or other ownership or

profit interests
or units), preferred stock, or any other

"equity security" (as such term is defined in

Rule 3a11-1 of
the General Rules and Regulations promulgated by the SEC under the Exchange Act).
"ERISA" means the Employee

Retirement Income Security Act

of 1974, as
amended, and any successor statute thereto.
"ERISA Affiliate

"

means (a) any Person

subject to

ERISA whose employees

are
treated as employed by the same employer as the employees of any Loan Party or its Subsidiaries under IRC Section

414(b), (b) any trade

or business subject

to ERISA whose

employees are treated
as employed by the same

employer as the employees of

any Loan Party or its

Subsidiaries under
IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject

to ERISA that

is a member

of an affiliated

service group of

which any
Loan Party

or any

of its

Subsidiaries is

a member under

IRC Section

414(m), or

(d) solely for
purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with

any Loan Party or any of its

Subsidiaries and whose employees
are aggregated

with the

employees of

such Loan

Party or

its Subsidiaries

under IRC

Section
414(o).
"EU Bail-In

Legislation Schedule"

means the

EU Bail-In

Legislation Schedule
published by the

Loan Market

Association (or

any successor

person), as

in effect

from time

to
time.
"Event of Default

"

has the meaning

specified therefor in

Section 8 of

this
Agreement.
"Excess" has the meaning specified therefor in Section 2.14 of this Agreement.
"Excess Availability"

means, as of any date of

determination, the amount equal to
Availability minus

the aggregate amount, if any, of all trade payables of the

Loan Parties and their
Subsidiaries aged in excess of historical

levels with respect thereto and all book

overdrafts of the
Loan Parties and

their Subsidiaries in

excess of historical

practices with respect

thereto, in each
case as determined by Agent in its Permitted Discretion.

"Exchange Act" means the Securities Exchange

Act of 1934, as in effect

from time
to time.
"Exchange Rate

"

means and

refers to

the nominal

rate of

exchange (vis

-à-vis
Dollars) for a currency other

than Dollars published in the

Wall

Street Journal (Western

Edition)
on the

date of

determination (which

shall be

a Business

Day on

which the

Wall

Street Journal
(Western Edition)

is published), expressed as the

number of units of

such other currency per one
Dollar.

"Excluded Swap

Obligation" means,

with respect

to any

Loan Party,

any Swap
Obligation if, and

to the extent

that, all or

a portion of

the guaranty of

such Loan Party

of (including
by virtue of

the joint and

several liability provisions

of Section 2.16),

or the grant

by such Loan
Party of a

security interest to secure,

such Swap Obligation

(or any guaranty

thereof) is or

becomes
illegal under

the Commodity

Exchange Act

or any

rule, regulation

or order

of the

Commodity
Futures Trading Commission (or the application or official interpretation of any thereof) by virtue
of such Loan

Party's failure for

any reason to

constitute an "eligible

contract participant" as

defined
in the Commodity Exchange

Act and the regulations

thereunder at the time

the guaranty of such
Loan Party

or the

grant of

such security

interest becomes

effective with

respect to

such Swap
Obligation.

If a Swap Obligation arises

under a master agreement governing more

than one swap,
such exclusion shall apply

only to the portion

of such Swap Obligation

that is attributable to

swaps
for which such guaranty or security interest is or becomes illegal.
"Excluded Taxes

"

means (i) any tax

imposed on the

net income

or net

profits of
any Lender or

any Participant (including

any branch profits

taxes), in each

case imposed by

the
jurisdiction (or by any

political subdivision or

taxing authority thereof)

in which such

Lender or
such Participant is organized or the

jurisdiction (or by any

political subdivision or taxing authority
thereof) in which such Lender's or such Participant's principal office is located in or as a result of
a present or

former connection

between such

Lender or

such Participant

and the

jurisdiction or
taxing authority imposing the tax (other

than any such connection arising solely

from such Lender
or such Participant

having executed, delivered

or performed its

obligations or received

payment
under, or enforced its rights

or remedies under this Agreement or any other

Loan Document), (ii)
withholding taxes that would not have been imposed but

for a Lender's or a Participant's failure to
comply with the

requirements of Section

16.2 of this

Agreement, (iii) any United

States federal
withholding taxes that would be imposed on amounts payable to a Foreign Lender based upon the
applicable withholding

rate in

effect at

the time

such Foreign

Lender becomes

a party

to this
Agreement (or designates a new

lending office, other than

a designation made at the

request of a
Loan Party),

except that

Excluded Taxes

shall not

include (A)

any amount

that such

Foreign
Lender (or its assignor,

if any) was previously entitled

to receive pursuant to

Section 16.1 of this
Agreement, if any, with respect to such withholding tax at the time such Foreign Lender becomes a party to

this Agreement (or

designates a new

lending office), and

(B) additional United States
federal withholding taxes that

may be imposed

after the time such

Foreign Lender becomes a

party
to this

Agreement (or

designates a

new lending

office), as

a result

of a

change in

law, rule,
regulation, treaty,

order or

other decision

or other

Change in

Law with

respect to

any of

the
foregoing by any

Governmental Authority,

and (iv) any

United States federal

withholding taxes
imposed under FATCA.

"Existing Credit Facility" means the facilities

evidenced by that certain Amended
and Restated Credit Agreement,

initially dated as of

January 16, 2018, among

Borrower, KeyBank
National Association, as administrative agent, and the lenders and other parties thereto, as amended prior to the date hereof.
"Extraordinary Advances"

has the meaning specified therefor in Section 2.3(d)(iii)
of this Agreement.
"Extraordinary Receipts

"

means (a)

so long

as no

Event of

Default has

occurred
and is continuing,

proceeds of judgments,

proceeds of settlements,

or other consideration

of any
kind received in connection

with any cause of action

or claim, and (b) if an

Event of Default has
occurred and is

continuing, any payments

received by any

Loan Party or

any of its

Subsidiaries
not in

the ordinary

course of

business (and

not consisting

of proceeds

described in

Section
2.4(e)(iii) of this Agreement) consisting of

(i) proceeds of judgments, proceeds of settlements,

or
other consideration of any kind received in connection with any cause of action or claim (and not
consisting of proceeds described

in Section 2.4(e)(iii)

of this Agreement, but

including proceeds
of business interruption insurance),

(ii) indemnity payments (other than

to the extent such
indemnity payments are immediately payable

to a Person that is not

an Affiliate of any Loan

Party
or any of its Subsidiaries, and (iii) any purchase price adjustment received in connection with any purchase agreement.
"FATCA

"

means Sections

1471 through

1474 of

the IRC,

as of

the date

of this
Agreement (or any amended

or successor

version that

is substantively

comparable and

not
materially more

onerous to

comply with),

and (a)

any current

or future

regulations or

official
interpretations thereof, (b) any agreements entered

into pursuant to Section 1471(b)(1)

of the IRC,
and (c)

any intergovernmental

agreement entered

into by

the United

States (or

any fiscal

or
regulatory legislation,

rules, or

practices adopted

pursuant to

any such

intergovernmental
agreement entered into in connection therewith).
"FCPA"

means the

Foreign Corrupt

Practices Act

of 1977,

as amended,

and the
rules and regulations thereunder.
"Federal Funds Rate" means,

for any period, a

fluctuating interest rate
per annum
equal to, for each day during

such period, the weighted average

of the rates on overnight

Federal
funds transactions

with members

of the

Federal Reserve

System, as

published on

the next
succeeding Business

Day by

the Federal

Reserve Bank

of New

York,

or, if

such rate

is not

so
published for any day which is a

Business Day, the average of the quotations for such day

on such
transactions received by Agent

from three Federal funds

brokers of recognized standing

selected
by it (and, if any such rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero).
"Federal Reserve Bank of

New York's

Website"

means the website of the

Federal
Reserve Bank of New York

at http://www.newyorkfed.org, or

any successor source.
"Fee Letter" means

that certain fee

letter, dated as of

even date with

this Agreement,
among Borrowers and Agent, in form and substance reasonably satisfactory to Agent.

"Fixed Charges"

means, with

respect to

any fiscal

period and

with respect

to

Borrowers determined

on a

consolidated basis

in accordance

with GAAP,

the sum,

without
duplication, of

(a) Interest Expense

required to

be paid

(other than

interest paid

-in-kind,
amortization of financing

fees, and other

non-cash Interest

Expense) during such

period,
(b) scheduled principal payments

in respect

of Indebtedness

that are

required to

be paid

during
such period, (c) all federal, state,

and local income taxes required

to be paid during

such period (to
the extent not included in EBITDA, net

of income tax refunds received in cash

during such period
in an amount not to exceed such income taxes paid) , (d) all Restricted Payments paid (whether in cash or other

property, other than Equity Interests

that are not Disqualified

Equity Interests) during
such period, (e) cash

payments in respect of

post-retirement benefits consisting of

health insurance
and life insurance, and (f) to the extent not otherwise deducted from EBITDA for such period, all payments required to be made during such period in respect of any funding deficiency or funding shortfall with respect to any Pension Plan or for any Withdrawal Liability.
"Fixed Charge Coverage

Ratio" means, with respect

to any fiscal period

and with
respect to Borrowers

determined on a

consolidated basis in

accordance with GAAP,

the ratio of
(a) EBITDA for

such period
minus

Unfinanced Capital

Expenditures made

(to the

extent not
already incurred in

a prior period)

or incurred during

such period, to

(b) Fixed Charges for

such
period.
"Flow of Funds

Agreement" means

a flow of

funds agreement,

dated as

of even
date with this

Agreement, in form

and substance reasonably

satisfactory to Agent,

executed and
delivered by Borrowers and Agent.
"FMV"
means, as of any date of

determination, the fair market value of

Borrowers'
Eligible Real

Property that

is estimated

to be

recoverable in

an orderly

sale in

a 12

month
marketing period of such

Eligible Real Property net

of all associated

costs and expenses

of such
sale, such

value to

be as

specified in

the most

recent Acceptable

Appraisal of

Real Property;
provided, that, for

purposes of the

R/E Borrowing Base,

the FMV of

any Eligible Real

Property
shall not exceed the lesser of (x) amount of title insurance obtained by Agent with respect to such
Eligible Real Property

and (y) the

maximum amount

secured by the

Mortgage on such

Eligible
Real Property
"Foreign Cash Equivalents"

means (a) certificates of deposit, bankers'

acceptances,
or time deposits

maturing within one

year from the

date of acquisition

thereof, in each

case payable
in an Agreed

Currency and issued

by any bank

organized under the

laws of any

Specified State
and having

at the

date of

acquisition thereof

combined capital

and surplus

of not

less than
$1,000,000,000 (calculated

at the

then applicable

Exchange Rate),

(b) Deposit Accounts
maintained with

any bank

that satisfies

the criteria

described in

clause (a)

above, and
(c) Investments in money market funds

substantially all of whose assets

are invested in the

types
of assets described in clauses (a) through (b) above.
"Foreign Lender" means

any Lender or

Participant that is

not a United

States person
within the meaning of IRC section 7701(a)(30).

"Foreign Subsidiary" means

any direct or

indirect Subsidiary of

any Loan Party

that
is organized under

the laws of

any jurisdiction other

than the United

States, any state

thereof or
the District of Columbia.
"Funded Indebtedness" means, as

of any date of

determination, all Indebtedness for
borrowed money or letters

of credit of Borrowers,

determined on a consolidated

basis in
accordance with GAAP,

including, in any event, but without duplication, with respect to the Loan
Parties and

their Subsidiaries,

the Revolver

Usage, the

Term Loan,

and the

amount of

their
Capitalized Lease Obligations.
"Funding Date"

means the date on which a Borrowing occurs.
"Funding Losses" has the

meaning specified therefor in

Section 2.12(b)(ii) of this
Agreement.
"GAAP" means generally accepted accounting

principles as in effect from

time to
time in the United States, consistently applied.
"Governing Documents"

means, with

respect to

any Person,

the certificate

or
articles of incorporation, by-laws, or other organizational documents of such Person.
"Governmental Authority"

means the

government of

any nation

or any

political
subdivision thereof, whether at the national, state, territorial, provincial, county, municipal or any other level,

and any

agency, authority,

instrumentality, regulatory

body, court,

central bank

or
other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions

of, or

pertaining to,

government (including

any supra-national

bodies such

as the
European Union or the European Central Bank).
"Guarantor" means

(a) each Person

that guaranties

all or

a portion

of the
Obligations, including

Canadian Loan

Parties and

any Person

that is

a "Guarantor"

under the
Guaranty and Security

Agreement, and (b)

each other Person

that becomes a

guarantor after the
Closing Date pursuant to Section 5.11 of this Agreement.
"Guaranty and

Security Agreement"

means a

guaranty and

security agreement,
dated as of even

date with this Agreement,

in form and substance

reasonably satisfactory to Agent,
executed and delivered by each of the Loan Parties to Agent.
"Hazardous Materials" means (a)

substances that are defined

or listed in,

or
otherwise classified

pursuant to,

any applicable

laws or

regulations as

"hazardous substances,"
"hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define,

list, or

classify substances

by reason

of deleterious

properties such

as ignitability,
corrosivity, reactivity,

carcinogenicity, reproductive

toxicity, or

"EP toxicity", (b) oil, petroleum,
or petroleum

derived substances,

natural gas,

natural gas

liquids, synthetic

gas, drilling

fluids,
produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources,

(c) any flammable substances or explosives or any
radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

"Hedge Agreement" means

a "swap agreement" as

that term is defined

in Section
101(53B)(A) of the Bankruptcy Code.
"Hedge Obligations" means any and all obligations

or liabilities, whether absolute
or contingent, due or to become due, now existing or hereafter arising, of each

Loan Party and its
Subsidiaries arising under, owing pursuant to, or existing in respect of Hedge Agreements entered
into with one or more of the Hedge Providers.
"Hedge Provider

"

means any

Bank Product

Provider that

is a

party to

a Hedge
Agreement with a

Loan Party or

its Subsidiaries or otherwise

provides Bank Products under

clause
(f) of the

definition thereof; provided,

that if, at

any time, a

Lender ceases to

be a Lender

under
this Agreement (prior to

the payment in full

of the Obligations), then,

from and after the

date on
which it ceases to be

a Lender thereunder, neither it nor any

of its Affiliates shall constitute Hedge
Providers and the

obligations with

respect to Hedge

Agreements entered

into with

such former
Lender or any of its Affiliates shall no longer constitute Hedge Obligations.

"Increase" has the meaning specified therefor in Section 2.14.
"Increase Date"

has the meaning specified therefor in Section 2.14.
"Increase Joinder"

has the meaning specified therefor in Section 2.14.
"Increased Reporting

Event" means

if at

any time

Availability is

less than

the
greater of (a) 15% of the Maximum Revolver Amount, and (b) $3,750,000.
"Increased Reporting Period" means the period commencing after the continuance
of an Increased Reporting Event and

continuing until the date when no Increased

Reporting Event
has occurred for 30 consecutive days.
"Indebtedness" as

to any

Person means

(a) all obligations

of such

Person for
borrowed money,

(b) all obligations

of such

Person evidenced

by bonds,

debentures, notes,

or
other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or

other financial products,

(c) all obligations of

such Person as

a lessee under
Capital Leases, (d)

all obligations or

liabilities of others

secured by a

Lien on any

asset of such
Person, irrespective of whether such

obligation or liability is

assumed, (e) all obligations of

such
Person to

pay the

deferred purchase

price of

assets (other

than trade

payables incurred

in the
ordinary course of business

and repayable in

accordance with customary

trade practices and,

for
the avoidance of doubt, other than royalty payments payable in the ordinary course of business in respect of non-exclusive licenses) and, to the extent required to be recognized as a liability on the balance sheet of

such Person under

GAAP,

any earn-out or

similar obligations, (f)

all monetary
obligations of

such Person

owing under

Hedge Agreements

(which amount

shall be

calculated
based on

the amount

that would

be payable

by such

Person if

the Hedge

Agreement were
terminated on the date of

determination), (g) any Disqualified Equity Interests

of such Person, and
(h) any obligation

of such

Person guaranteeing

or intended

to guarantee

(whether directly

or
indirectly guaranteed, endorsed, co-made,

discounted, or sold with recourse)

any obligation of any
other Person that

constitutes Indebtedness under

any of clauses

(a) through (g)

above.

For purposes
of this definition,

(i) the amount of

any Indebtedness represented

by a guaranty

or other similar
instrument shall

be the

lesser of

the principal

amount of

the obligations

guaranteed and

still

outstanding and the maximum amount

for which the guaranteeing Person

may be liable pursuant
to the terms

of the instrument

embodying such Indebtedness,

and (ii) the amount

of any
Indebtedness which is limited or is non-recourse to a Person or for which recourse is limited to an
identified asset

shall be

valued at

the lesser

of (A)

if applicable,

the limited

amount of

such
obligations, and (B) if applicable, the fair market value of such assets securing such obligation.
"Indemnified Liabilities" has the meaning specified therefor in Section 10.3 of this
Agreement.
"Indemnified Person

"

has the

meaning specified

therefor in

Section 10.3

of this
Agreement.
"Indemnified Taxes

"

means, (a) Taxes,

other than Excluded Taxes,

imposed on or
with respect to

any payment made

by, or

on account of

any obligation of,

any Loan Party under
any Loan

Document, and

(b) to the

extent not

otherwise described

in the

foregoing clause

(a),
Other Taxes.
"Initial M/E

Term Loan"

has the

meaning specified

therefor in

Section 2.2(a) of
this Agreement.
"Insolvency Laws" means,

collectively, (i)

the Bankruptcy Code,

(ii) the
Bankruptcy and Insolvency

Act

(Canada), (iii)

the
Companies' Creditors

Arrangement Act

(Canada), (iv)

the
Winding-Up and

Restructuring Act

(Canada), (v)

the
Canada Business
Corporations Act

(Canada) and any other

corporate statutes where such

statute is used by a

Person
to propose

an arrangement

involving the

compromise of

the claims

of creditors;

and (vi)

any
similar legislation in a

relevant jurisdiction, in each

case as applicable and

as in effect from

time
to time.
"Insolvency Proceeding"

means any

proceeding commenced

by or

against any
Person under any Insolvency Law.
"Intercompany Subordination

Agreement" means

an intercompany subordination
agreement, dated as of even date with this Agreement,

executed and delivered by each Loan Party
and each of its

Subsidiaries, and Agent, the

form and substance of

which is reasonably satisfactory
to Agent.
"Interest Expense"

means, for any period,

the aggregate of the

interest expense of

Borrowers for such period, determined on a consolidated basis in accordance with GAAP.
"Interest Period" means,

with respect to

each LIBOR

Rate Loan, a

period
commencing on the date

of the making of

such LIBOR Rate Loan

(or the continuation of

a LIBOR
Rate Loan or

the conversion of

a Base Rate

Loan to a

LIBOR Rate Loan)

and ending 1,

3, or 6
months months thereafter; provided, that (a) interest shall accrue at the applicable rate based upon
the LIBOR Rate from and including the first day

of each Interest Period to, but excluding, the day
on which any Interest Period expires, (b) any Interest Period that would end on a day that is not a
Business Day shall

be extended

to the next

succeeding Business Day

unless such Business

Day
falls in another calendar month, in

which case such Interest Period shall

end on the next preceding
Business Day,

(c) with respect

to an

Interest Period

that begins

on the

last Business

Day of

a

calendar month (or on a

day for which there is

no numerically corresponding day in

the calendar
month at the end of such Interest Period), the Interest Period shall end on the last Business Day of
the calendar month

that is 1,

3 or 6

months after the

date on which

the Interest Period

began, as
applicable, and (d) Borrowers may

not elect an

Interest Period which will

end after the Maturity
Date.
"Inventory" means inventory (as

that term is

defined in the

Code or,

to the extent
applicable, the PPSA).
"Inventory Reserves

"

means, as

of any

date of

determination, (a)

Landlord
Reserves in respect

of Inventory, and (b)

those reserves that

Agent deems necessary

or appropriate,
in its

Permitted Discretion

and subject

to Section

2.1(c), to

establish and

maintain (including
reserves for slow moving Inventory

and Inventory shrinkage) with respect

to Eligible Inventory or
the Maximum Revolver Amount, including based on the results of appraisals.
"Investment" means, with respect to any Person, any investment by such Person in any other Person (including Affiliates)

in the form of

loans, guarantees, advances, capital
contributions (excluding (a)

commission, travel, and

similar advances to

officers and employees
of such

Person made

in the

ordinary course

of business,

and (b)
bona fide

accounts receivable
arising in the ordinary course of business), or acquisitions of Indebtedness, Equity Interests, or all or substantially all of

the assets of

such other Person

(or of any division

or business line of

such
other Person), and

any other items that

are or would be

classified as investments on

a balance sheet
prepared in accordance with

GAAP.

The amount of any

Investment shall be the

original cost of
such Investment plus

the cost

of all

additions thereto,

without any

adjustment for

increases or
decreases in value, or write-ups, write-downs, or write-offs with respect to such Investment.
"IRC" means the Internal Revenue Code of 1986, as in effect from time to time.
"ISP" means, with respect to any Letter of Credit, the International Standby
Practices 1998

(International Chamber

of Commerce

Publication No.

590) and

any version

or
revision thereof accepted by the Issuing Bank for use.
"Issuer Document" means,

with respect to

any Letter

of Credit,

a letter of

credit
application, a letter of credit

agreement, or any other document,

agreement or instrument entered
into (or to be

entered into) by a

Borrower in favor of

Issuing Bank and relating

to such Letter of
Credit.
"Issuing Bank"

means Wells

Fargo or

any other

Lender that,

at the

request of
Borrowers and with the

consent of Agent, agrees,

in such Lender's sole

discretion, to become an
Issuing Bank for

the purpose

of issuing

Letters of

Credit pursuant

to Section

2.11 of

this
Agreement, and Issuing Bank shall be a Lender.
"Joinder" means a joinder agreement substantially in

the form of Exhibit J-1

to this
Agreement.
"Landlord Reserve" means, as to each location at which a Borrower has Inventory,
M&E or books and

records located and as

to which a Collateral

Access Agreement has not

been
received by Agent, a

reserve in an amount

equal to 3 months'

rent, storage charges,

fees or other

amounts under the lease

or other applicable agreement

relative to such location

or, if greater

and
Agent so elects, the number of months'

rent, storage charges, fess or

other amounts for which the
landlord, bailee, warehouseman or other

property owner will have, under

applicable law, a Lien in
the Inventory or M&E of

such Borrower to secure the

payment of such amounts under

the lease or
other applicable agreement relative to such location.
"Lead Arranger" has the meaning set forth in the preamble to this Agreement.
"Lender" has the meaning

set forth in the

preamble to this Agreement,

shall include
Issuing Bank and the Swing

Lender, and shall

also include any other Person

made a party to this
Agreement pursuant to

the provisions of

Section 13.1 of

this Agreement and

"Lenders" means each
of the Lenders or any one or more of them.
"Lender Group" means each of the

Lenders (including Issuing Bank and the

Swing
Lender) and Agent, or any one or more of them.
"Lender Group

Expenses"

means all

(a) documented out-of-pocket

costs or
expenses (including taxes

and insurance premiums)

required to be

paid by any

Loan Party or its
Subsidiaries under any of the Loan Documents that are paid, advanced, or incurred by the Lender
Group, (b) documented out-of-pocket

fees or charges paid

or incurred by

Agent in connection with
the Lender Group's transactions

with each Loan Party and

its Subsidiaries under any of

the Loan
Documents, including, photocopying, notarization,

couriers and messengers, telecommunication,
public record searches, filing fees, recording fees, publication,

real estate surveys, real estate title
policies and

endorsements, and

environmental audits,

(c) Agent's customary

fees and

charges
imposed or incurred in connection with any background checks or OFAC/PEP searches related to any Loan Party or its Subsidiaries, (d) Agent's customary fees and charges (as adjusted from time to time) with respect to the disbursement of funds (or the receipt of funds) to or for the account of any Borrower (whether by wire

transfer or otherwise), together

with any out

-of-pocket costs and
expenses incurred in

connection therewith, (e)

customary charges imposed

or incurred by

Agent
resulting from the dishonor

of checks payable by

or to any Loan

Party, (f) reasonable, documented
out-of-pocket costs and

expenses paid or

incurred by the

Lender Group to correct

any default or
enforce any provision of the

Loan Documents, or during the

continuance of an Event

of Default,
in gaining possession

of, maintaining, handling,

preserving, storing, shipping,

selling, preparing
for sale, or advertising to sell the Collateral,

or any portion thereof, irrespective of whether

a sale
is consummated, (g)

field examination, appraisal,

and valuation fees

and expenses of

Agent related
to any field examinations, appraisals, or valuation to the extent of the fees and charges (and up to
the amount

of any

limitation) provided

in Section

5.7(c) of

this Agreement,

(h) Agent's and
Lenders' reasonable,

documented costs

and expenses (including

reasonable and

documented
attorneys' fees

and expenses)

relative to

third party

claims or

any other

lawsuit or

adverse
proceeding paid or incurred, whether in enforcing or defending the Loan Documents or otherwise in connection with the transactions contemplated by the Loan Documents,

Agent's Liens in and to
the Collateral, or the

Lender Group's relationship with

any Loan Party or

any of its Subsidiaries,
(i) Agent's reasonable

and documented

out-of-pocket costs

and expenses

(including reasonable
and documented

attorneys' fees

and due

diligence expenses)

incurred in

advising, structuring,
drafting, reviewing, administering

(including travel, meals,

and lodging), syndicating

(including
reasonable costs and

expenses relative to

the rating of

the Term

Loan, CUSIP,

DXSyndicate™,
SyndTrak or

other communication

costs incurred

in connection

with a

syndication of

the loan

facilities), or

amending, waiving,

or modifying

the Loan

Documents, and

(j) Agent's and

each
Lender's reasonable and

documented costs and

expenses (including reasonable

and documented
attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating,
enforcing (including

attorneys, accountants,

consultants, and

other advisors

fees and

expenses
incurred in

connection with

a "workout,"

a "restructuring,"

or an

Insolvency Proceeding
concerning any Loan Party or any of its Subsidiaries or in exercising rights or remedies under the
Loan Documents), or

defending the Loan

Documents, irrespective of

whether a lawsuit

or other
adverse proceeding is brought, or

in taking any enforcement action

or any Remedial Action with
respect to the Collateral.
"Lender Group Representatives"

has the meaning specified

therefor in Section 17.9
of this Agreement.
"Lender-Related Person"

means, with respect to any

Lender, such Lender, together
with such Lender's Affiliates, officers, directors, employees, attorneys, and agents.
"Letter of Credit"

means a letter

of credit (as

that term is

defined in the

Code) issued
by Issuing Bank.
"Letter of Credit Collateralization" means

either (a) providing cash collateral
(pursuant to

documentation reasonably

satisfactory to

Agent (including

that Agent

has a

first
priority perfected Lien in such cash collateral), including provisions that specify that the Letter of
Credit Fees and

all commissions,

fees, charges

and expenses provided

for in Section

2.11(k) of
this Agreement (including

any fronting fees)

will continue to

accrue while the

Letters of Credit
are outstanding) to be held by Agent for the benefit of

the Revolving Lenders in an amount equal
to 105%

of the

then existing

Letter of

Credit Usage,

(b) delivering to

Agent documentation
executed by

all beneficiaries

under the

Letters of

Credit, in

form and

substance reasonably
satisfactory to

Agent and

Issuing Bank,

terminating all

of such

beneficiaries' rights

under the
Letters of

Credit, or

(c) providing Agent

with a

standby letter

of credit,

in form

and substance
reasonably satisfactory to

Agent, from a commercial

bank acceptable to

Agent (in its

sole
discretion) in

an amount

equal to

105% of

the then

existing Letter

of Credit

Usage (it

being
understood that

the Letter

of Credit

Fee and

all fronting

fees set

forth in

this Agreement

will
continue to accrue

while the Letters

of Credit are

outstanding and that

any such fees

that accrue
must be an amount that can be drawn under any such standby letter of credit).
"Letter of Credit Disbursement" means a payment made by Issuing Bank pursuant
to a Letter of Credit.
"Letter of Credit Exposure" means, as of any date of determination with respect to any Lender, such Lender's

participation in the Letter of

Credit Usage pursuant to

Section 2.11(e)
on such date.
"Letter of Credit Fee"

has the meaning

specified therefor in Section

2.6(b) of this
Agreement.
"Letter of Credit Indemnified Costs"

has the meaning specified therefor in Section
2.11(f) of this Agreement.

"Letter of

Credit Related

Person" has

the meaning

specified therefor

in Section
2.11(f) of this Agreement.
"Letter of Credit Sublimit"

means $2,000,000.
"Letter of Credit Usage" means, as of any date of determination, the sum of (a) the aggregate undrawn amount of

all outstanding Letters of

Credit,
plus

(b) the aggregate amount of
outstanding reimbursement

obligations with

respect to

Letters of

Credit which

remain
unreimbursed or which have not been paid through a Revolving Loan.
"LIBOR Deadline"

has the meaning specified therefor in Section 2.12(b)(i)

of this
Agreement.
"LIBOR Notice" means a written

notice in the form of

Exhibit L-1 to this
Agreement.
"LIBOR Option"

has the

meaning specified

therefor in

Section 2.12(a)

of this
Agreement.
"LIBOR Rate" means

the greater of

(a) 0.75%
per annum

and (b) the

rate
per annum
as published by

ICE Benchmark Administration

Limited (or any

successor page or

other
commercially available source

as the Agent

may designate from

time to time)

as of 11:00

a.m.,
London time, two Business Days prior to the commencement of the requested Interest Period, for a term, and

in an amount,

comparable to the

Interest Period and

the amount of

the LIBOR Rate
Loan requested (whether

as an initial

LIBOR Rate Loan

or as

a continuation

of a LIBOR

Rate
Loan or as a conversion of a Base Rate Loan to a LIBOR Rate Loan) by

Borrowers in accordance
with this Agreement (and, if any such published rate is below zero, then the LIBOR Rate shall be
deemed to be zero).

Each determination of the LIBOR Rate shall be made by the Agent and shall be conclusive in the absence of manifest error.
"LIBOR Rate Loan"

means each portion

of a Revolving

Loan or the

Term Loan
that bears interest at a rate determined by reference to the LIBOR Rate.
"LIBOR Rate Margin" means

the Revolving Loan

LIBOR Rate Margin

or the Term
Loan LIBOR Rate Margin, as applicable.
"Lien" means

any mortgage,

deed of

trust, pledge,

hypothecation, assignment,
charge, deposit arrangement, encumbrance, easement,

lien (statutory or other),

security interest, or
other security arrangement and

any other preference, priority,

or preferential arrangement of

any
kind or nature

whatsoever, including

any conditional sale

contract or other

title retention
agreement, the interest of a lessor

under a Capital Lease and any

synthetic or other financing lease
having substantially the same economic effect as any of the foregoing.
"Loan" means any Revolving Loan, Swing Loan, Extraordinary Advance, or Term
Loan made (or to be made) hereunder.
"Loan Account

"

has the

meaning specified

therefor in

Section 2.9

of this
Agreement.

"Loan Documents"

means this Agreement, the Control Agreements, the Copyright
Security Agreement, any

Borrowing Base Certificate,

the Fee Letter,

the Guaranty and

Security
Agreement, the

Intercompany Subordination

Agreement, any

Issuer Documents,

the Letters

of
Credit, the Loan Manager Side Letter, the Canadian Guaranty, the Canadian Security Documents,
the Mortgages, the

Patent Security Agreement,

the Trademark

Security Agreement, any

note or
notes executed by

Borrowers in connection

with this Agreement

and payable to

any member of
the Lender Group,

and any other

instrument or agreement

entered into, now

or in the

future, by
any Loan Party or any

of its Subsidiaries and any member

of the Lender Group in connection

with
this Agreement (but specifically excluding Bank Product Agreements).
"Loan Manager

Side Letter" means

that certain

letter agreement

between the
Borrowers and Wells Fargo regarding the terms under which Wells

Fargo will provide services to
the Borrowers in respect of Wells Fargo's

proprietary automated loan management program.
"Loan Party" means any Borrower or

any Guarantor.
"M&E" means all Equipment

(as defined in the

Code or, to

the extent applicable,
the PPSA) (in

each case, other than

fixtures (unless otherwise

agreed by Agent),

tooling, rolling
stock or any equipment subject to special perfection requirements under federal law).
"M&E Borrowing Base"

means the result

of 85% of

the NOLV

of Eligible M&E
(such determination

may be

made as

to different

categories of

Eligible M&E

based upon

the
NOLV

applicable to such categories).
"M&E Reserves"

means, as of any date of determination, (a) Landlord Reserves in respect of M&E,

and (b) those reserves that

Agent deems necessary

or appropriate, in its

Permitted
Discretion and subject to Section

2.1(c), to establish and maintain

with respect to Eligible M&E,
including based on the results of appraisals.
"Margin Stock" as defined

in Regulation U of the Board

of Governors as in effect
from time to time.
"Material Adverse

Effect"

means (a)

a material

adverse effect

in the

business,
operations, results of

operations, assets, liabilities

or financial condition

of the Loan

Parties and
their Subsidiaries,

taken as

a whole,

(b) a material

impairment of

the Loan

Parties' and

their
Subsidiaries' ability

to perform

their obligations

under the

Loan Documents

to which

they are
parties or of

the Lender Group's

ability to enforce

the Obligations or

realize upon the

Collateral
(other than as a

result of as a

result of an action

taken or not taken

that is solely in

the control of
Agent), or (c) a material impairment of the

enforceability or priority of Agent's Liens with respect
to all or a material portion of the Collateral.
"Maturity Date" means October 27, 2024.
"Maximum Revolver

Amount" means

$25,000,000, decreased

by the

amount of
reductions in the

Revolver Commitments made

in accordance with

Section 2.4(c) of

this
Agreement and increased by the amount of any Increase made in accordance with Section 2.14 of this Agreement.

"M/E Term Loan" means (i) prior

to the funding of

the Additional M/E Term Loan,
the Initial M/E Term

Loan and (ii) on an after the

funding of the Additional M/E Term

Loan, the
then outstanding Initial M/E Term Loan and the Additional M/E Term

Loan.
"M/E Term Loan Amount"

means $7,290,000.
"M/E Term Loan Commitment" means, with respect to each Lender, its M/E Term
Loan Commitment, and, with respect to all Lenders, their M/E Term Loan Commitments,

in each
case as such Dollar amounts are set forth beside such Lender's name under the applicable heading
on Schedule C-1 to this Agreement or in

the Assignment and Acceptance pursuant to

which such
Lender became a

Lender under this

Agreement, as such

amounts may be

reduced or increased

from
time to time

pursuant to assignments

made in accordance

with the provisions

of Section 13.1

of
this Agreement.
"M/E Term Loan Exposure" means, with respect to any Term

Loan Lender,
(a) prior to the

termination of the

M/E Term Loan Commitments, the

amount of such

Lender's M/E
Term Loan Commitment,

and (b) after the termination of

the M/E Term

Loan Commitments, the
aggregate outstanding principal amount of the M/E Term Loan held by such Lender.
"Mexican A/R

Cap" means,

as of

any date

of determination,

the lesser

of (x)
$2,500,000 and

(y) 15%

of the

aggregate amount

of the

sum of

clauses (a),

(b) and

(c) of

the
definition of Borrowing Base.
"Mexican Subsidiary"

means a

Foreign Subsidiary

organized under

the laws

of
Mexico, or any political subdivision thereof.
"Mexican Term Lender" means FGI Equipment Finance LLC.
“Mexican Term Loan

Agreement” means that certain Master Security Agreement,
dated as of October 27, 2020,

between Mexican Term Lender, Borrower as debtor,

Core
Composites as a guarantor, and CC

HPM, S. de R.L. de C.V.

as a guarantor, as may from

time to
time hereafter be amended, supplemented,

extended, renewed, or restated

or replaced from time to
time subject to the terms hereof.
"Mexican Term

Loan Collateral" means assets owned

by Mexican Subsidiaries of
Borrowers and assets of

Core Composites located in Matamoros,

Mexico; provided, that, Mexican
Term Loan Collateral shall exclude Accounts

and Inventory of Core

Composites and shall exclude
Eligible M&E and Eligible Real Property.
"Mexican Term

Loan Documents"

means the

Debt Documents,

as such

term is
defined in the Mexican Term Loan Agreement, in each

case as may from time to

time hereafter be
amended, supplemented, extended, renewed, restated or replaced from time to time subject to the
terms hereof.
"Mexican Term

Debt"

means the

Indebtedness under

the Mexican

Term Loan
Documents, as such Indebtedness may from time to time

hereafter be increased or supplemented,
subject to the terms hereof and any Refinancing Indebtedness in respect of such Indebtedness.

"Moody's" has the

meaning specified therefor

in the definition

of Domestic Cash
Equivalents.
"Mortgages" means, individually

and collectively, one or more

mortgages, charges,
deeds of

trust, or

deeds to

secure debt,

executed and

delivered by

a Loan

Party or

one of

its
Subsidiaries in

favor of

Agent, in

form and

substance reasonably

satisfactory to

Agent, that
encumber the Real Property Collateral.
"Multiemployer Plan" means any multiemployer

plan within the meaning of
Section 3(37) or 4001(a)(3)

of ERISA, that is

subject to ERISA, with

respect to which any

Loan
Party or

ERISA Affiliate

has an

obligation to

contribute or

has any

liability, contingent

or
otherwise or could

be assessed withdrawal

liability assuming a complete

withdrawal under Section
4203 of ERISA from any Multiemployer Plan.
"Net Cash Proceeds"

means:
(a)

with respect

to any

sale or

disposition by

any Loan

Party or

any of

its
Subsidiaries (other

than any

Mexican Subsidiary)

of assets

(other than

Mexican Term

Loan
Collateral), the

amount of

cash proceeds

received (directly

or indirectly)

from time

to time
(whether as initial consideration

or through the payment

of deferred consideration) by

or on behalf
of such

Loan Party

or such

Subsidiary, in

connection therewith

after deducting

therefrom only
(i) the amount

of any

Indebtedness secured

by any

Permitted Lien

on any

asset (other

than
(A) Indebtedness owing to Agent

or any Lender under

this Agreement or the

other Loan
Documents and (B) Indebtedness assumed by the purchaser

of such asset) which is required to be,
and is, repaid in

connection with such sale

or disposition, (ii)

reasonable fees, commissions, and
expenses related

thereto and

required to

be paid

by such

Loan Party

or such

Subsidiary in
connection with such

sale or disposition,

(iii) taxes paid or

payable to any

taxing authorities

by
such Loan Party or such

Subsidiary in connection with such sale

or disposition, in each case to

the
extent, but only to the extent, that the amounts

so deducted are, at the time of receipt

of such cash,
actually paid

or payable

to a

Person that

is not

an Affiliate

of any

Loan Party

or any

of its
Subsidiaries, and

are properly

attributable to

such transaction,

and (iv)

all amounts

that are

set
aside as a reserve

(A) for adjustments in respect

of the purchase price

of such assets, (B)

for any
liabilities associated with

such sale or

casualty, to

the extent such

reserve is required

by GAAP,
and (C) for the payment of

unassumed liabilities relating to the

assets sold or otherwise disposed
of at the

time of, or

within 30 days

after, the

date of such

sale or other

disposition, to the

extent
that in each case the funds described above in this clause (iv) are (x) deposited into escrow with a third party escrow

agent or

set aside

in a

separate Deposit

Account that

is subject

to a

Control
Agreement in favor of Agent, and

(y) paid to Agent as a prepayment

of the applicable Obligations
in accordance with Section

2.4(e) of this Agreement

at such time when

such amounts are no

longer
required to be set aside as such a reserve; and
(b)

with respect to the issuance or incurrence of any Indebtedness by any Loan
Party or any of its Subsidiaries,

or the issuance by any Loan

Party or any of its Subsidiaries of

any
Equity Interests, the aggregate

amount of cash received

(directly or indirectly) from

time to time
(whether as initial consideration or through the

payment or disposition of deferred consideration)
by or

on behalf

of such

Loan Party

or such

Subsidiary in

connection with

such issuance

or
incurrence, after deducting therefrom only (i) reasonable fees, commissions, and expenses related thereto and required

to be

paid by such

Loan Party or

such Subsidiary in

connection with such
issuance or incurrence, and (ii) taxes paid or payable to any taxing authorities by such Loan Party or such Subsidiary in connection with

such issuance or incurrence, in each

case to the extent, but
only to the extent,

that the amounts

so deducted are, at

the time of

receipt of such cash,

actually
paid or payable to a

Person that is not an

Affiliate of any Loan Party

or any of its Subsidiaries,

and
are properly attributable to such transaction.
"Net Recovery Percentage"

means, as of any date of determination, the percentage
of the

book value

of Borrowers'

Inventory that

is estimated

to be

recoverable in

an orderly
liquidation of

such Inventory

net of

all associated

costs and

expenses of

such liquidation,

such
percentage to be

determined as to

each category of

Inventory and to

be as specified

in the most
recent Acceptable Appraisal of Inventory.
"NOLV"

means, as of any date of

determination, with respect to Eligible

M&E of
any Person,

the value

of such

Eligible M&E

that is

estimated to

be recoverable

in an

orderly
liquidation of such Eligible M&E, net

of all associated costs and expenses

of such liquidation, as
determined based

upon the

most recent

Acceptable Appraisal

of M&E;

provided that

if such
Acceptable Appraisal does

not provide the

costs and expenses

of such liquidation

on an item

by
item basis,

then costs

and expenses

of liquidation

for each

item of

Eligible M&E

will be

such
amount as determined by Agent in its Permitted Discretion.
"Non-Consenting Lender" has the meaning specified therefor in Section 14.2(a) of this Agreement.
"Non-Defaulting Lender" means each Lender other than a Defaulting Lender.
"Notification Event" means (a) the occurrence of a "reportable event" described in
Section 4043 of

ERISA for which

the 30-day notice

requirement has not

been waived by

applicable
regulations issued by the PBGC, (b) the withdrawal of any Loan

Party or ERISA Affiliate from a
Pension Plan

during a plan

year in which

it was

a "substantial employer"

as defined in

Section
4001(a)(2) of

ERISA, (c)

the termination

of a

Pension Plan,

the filing

of a

notice of

intent to
terminate a Pension

Plan or the

treatment of a

Pension Plan amendment

as a termination,

under
Section 4041

of ERISA,

if the

plan assets

are not

sufficient to

pay all

plan liabilities,

(d) the
institution of proceedings to

terminate, or the appointment

of a trustee with

respect to, any

Pension
Plan by the PBGC

or any Pension Plan

or Multiemployer Plan administrator,

(e) any other event
or condition that would

constitute grounds under Section

4042(a) of ERISA for

the termination of,
or the

appointment of

a trustee

to administer,

any Pension

Plan, (f)

the imposition

of a

Lien
pursuant to the IRC or

ERISA in connection with

any Employee Benefit Plan or

the existence of
any facts or circumstances that could reasonably be expected to result in the imposition of a Lien,
(g) the partial

or complete withdrawal

of any Loan Party

or ERISA Affiliate from

a Multiemployer
Plan (other than any

withdrawal that would not

constitute an Event of

Default under Section 8.12),
(h) any event or condition that

results in the reorganization or insolvency of a

Multiemployer Plan
under Sections of

ERISA, (i) any event

or condition that

results in the termination

of a
Multiemployer Plan under

Section 4041A of

ERISA or the

institution by the

PBGC of proceedings
to terminate

or to

appoint a

trustee to

administer a

Multiemployer Plan

under ERISA,

(j) any
Pension Plan being in "at risk status" within

the meaning of IRC Section 430(i), (k)

any
Multiemployer Plan being

in "endangered status"

or "critical status"

within the meaning

of IRC

Section 432(b) or the determination that any Multiemployer Plan is or is expected to be insolvent
or in reorganization within

the meaning of Title IV

of ERISA, (l) with

respect to any Pension

Plan,
any Loan

Party or

ERISA Affiliate

incurring a

substantial cessation

of operations

within the
meaning of ERISA Section 4062(e),

(m) an "accumulated funding deficiency"

within the meaning
of the IRC or

ERISA (including Section 412

of the IRC or

Section 302 of ERISA)

or the failure
of any Pension

Plan or Multiemployer

Plan to

meet the minimum

funding standards within

the
meaning of the

IRC or ERISA

(including Section 412

of the IRC

or Section 302

of ERISA), in
each case, whether

or not

waived, (n) the

filing of

an application for

a waiver

of the

minimum
funding standards within the meaning of the

IRC or ERISA (including Section 412

of the IRC or
Section 302 of ERISA) with respect to any Pension Plan or Multiemployer Plan, (o) the failure to make by

its due

date a

required payment

or contribution

with respect

to any

Pension Plan

or
Multiemployer Plan, (p)

any event that

results in or

could reasonably be

expected to

result in a
liability by

a Loan

Party pursuant

to Title

I of

ERISA or

the excise

tax provisions

of the

IRC
relating to any

Employee Benefit Plans or

any event that results

in or could reasonably

be expected
to result

in a

liability to

any Loan

Party or

ERISA Affiliate

pursuant to

Title IV

of ERISA

or
Section 401(a)(29)

of the

IRC, or

(q) any

of the

foregoing is

reasonably likely

to occur

in the
following 30 days.
"Obligations" means

(a) all loans

(including the

Term Loan

and the

Revolving
Loans (inclusive of

Extraordinary Advances

and Swing Loans)),

debts, principal,

interest
(including any interest that accrues after

the commencement of an Insolvency Proceeding,
regardless of whether allowed or

allowable in whole or in

part as a claim in

any such Insolvency
Proceeding), reimbursement

or indemnification

obligations with

respect to

Letters of

Credit
(irrespective of whether

contingent), premiums, liabilities

(including all amounts

charged to the
Loan Account pursuant

to this

Agreement), obligations (including

indemnification obligations),
fees (including the

fees provided

for in the

Fee Letter), Lender

Group Expenses

(including any
fees or expenses that

accrue after the commencement

of an Insolvency Proceeding,

regardless of
whether allowed or allowable

in whole or in

part as a claim

in any such Insolvency

Proceeding),
guaranties, and all

covenants and duties

of any other

kind and description

owing by any

Loan Party
arising out of,

under, pursuant

to, in connection

with, or evidenced

by this Agreement

or any of
the other Loan Documents and

irrespective of whether for the

payment of money,

whether direct
or indirect, absolute

or contingent, due

or to become

due, now existing

or hereafter arising,

and
including all interest

not paid

when due and

all other

expenses or other

amounts that any

Loan
Party is required to pay

or reimburse by the Loan

Documents or by law or

otherwise in connection
with the Loan

Documents, and

(b) all Bank

Product Obligations;

provided that, anything

to the
contrary contained in the

foregoing notwithstanding, the Obligations

shall exclude any Excluded
Swap Obligation.

Without limiting the generality of

the foregoing, the Obligations of Borrowers
under the Loan Documents include

the obligation to pay (i)

the principal of the Revolving

Loans
and the

Term Loan,

(ii) interest accrued

on the

Revolving Loans

and the

Term Loan,

(iii) the
amount necessary to

reimburse Issuing Bank

for amounts paid

or payable pursuant

to Letters of
Credit, (iv) Letter of

Credit commissions, fees

(including fronting fees)

and charges, (v)

Lender
Group Expenses, (vi) fees payable

under this Agreement or any

of the other Loan Documents,

and
(vii) indemnities and other amounts payable

by any Loan Party under

any Loan Document.

Any
reference in this Agreement or

in the Loan Documents to

the Obligations shall include all

or any
portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and
subsequent to any Insolvency Proceeding.

"OFAC" means

The Office

of Foreign Assets

Control of the

U.S. Department of
the Treasury.
"Originating Lender" has the

meaning specified therefor in Section

13.1(e) of this
Agreement.
"Other Taxes"

means all

present or

future stamp,

court, excise,

value added,

or
documentary, intangible,

recording, filing

or similar

Taxes that

arise from

any payment

made
under, from the execution, delivery,

performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document.
"Overadvance" means, as of any date of determination,

that the Revolver Usage is
greater than any of the limitations set forth in Section 2.1 or Section 2.11 of this Agreement.
"Participant"

has the

meaning specified

therefor in

Section 13.1(e)

of this
Agreement.
"Participant Register

"

has the

meaning set

forth in

Section 13.1(i)

of this
Agreement.
"Patent Security Agreement"

has the

meaning specified

therefor in

the Guaranty
and Security Agreement.
"Patriot Act"

has the meaning specified therefor in Section

4.13 of this Agreement.
"Payment Conditions" means, at the time of determination with respect to a proposed payment to fund a Specified Transaction, that:
(a)

no Default or Event

of Default then exists

or would arise as

a result of the
consummation of such Specified Transaction,
(b)

both (A)

the Fixed

Charge Coverage

Ratio of

the Loan

Parties and

their
Subsidiaries is equal

to or greater

than 1.25:1.00

for the trailing

12 month

period most recently
ended for

which financial

statements are

required to

have been

delivered to

Agent pursuant

to
Schedule 5.1 to this Agreement (calculated on a pro forma

basis as if such proposed payment is a
Fixed Charge made

on the last

day of such

12 month period

(it being understood

that such proposed
payment shall also be a Fixed

Charge made on the last

day of such 12 month period for

purposes
of calculating the Fixed Charge Coverage

Ratio under this clause (ii) for

any subsequent proposed
payment to

fund a

Specific Transaction)),

and (B)

Availability,

(x) at all

times during

the 60
consecutive days immediately

preceding the date

of such proposed

payment and the

consummation
of such Specified Transaction,

calculated on a
pro forma

basis as if such

proposed payment was
made, and

the Specified

Transaction was

consummated, on

the first

day of

such period,

and
(y) after giving effect

to such proposed

payment and Specified

Transaction, in

each case, is

not
less than the greater of (X) 17.5% of the Maximum Revolver Amount, and (Y) $4,375,000, and
(c)

Administrative Borrower has delivered a

certificate to Agent certifying that
all conditions described in clauses (a) and (b) above have been satisfied.

"PBGC"

means the Pension

Benefit Guaranty Corporation

or any successor

agency.
"Pension Plan"

means any

Employee Benefit

Plan, other

than a

Multiemployer
Plan, which is

subject to the

provisions of Title

IV or Section

302 of ERISA

or Sections 412

or
430 of the

Code sponsored, maintained, or

contributed to by any

Loan Party or ERISA

Affiliate
or to which any Loan Party or ERISA Affiliate has any liability, contingent or otherwise.
"Perfection Certificate

"

means a

certificate in

the form

of Exhibit

P-1 to

this
Agreement.
"Permitted Acquisition" means any Acquisition so long as:
(a)

no Default

or Event

of Default

shall have

occurred and

be continuing

or
would result from the consummation of the proposed Acquisition and the proposed Acquisition is consensual,
(b)

no Indebtedness will

be incurred, assumed,

or would exist

with respect to
any Loan Party

or its Subsidiaries

as a result

of such Acquisition,

other than Indebtedness

permitted
under clauses

(f), (g)

or (o)

of the

definition of

Permitted Indebtedness

and no

Liens will

be
incurred, assumed, or would

exist with respect to

the assets of any Loan

Party or its Subsidiaries
as a result of such Acquisition other than Permitted Liens,
(c)

Borrowers have

provided Agent

with written

confirmation, supported

by
reasonably detailed

calculations, that

on a
pro forma

basis (including
pro forma

adjustments
arising out of

events which

are directly

attributable to

such proposed Acquisition,

are factually
supportable, and

are expected

to have

a continuing

impact, in

each case,

determined as

if the
combination had been accomplished at

the beginning of the

relevant period; such eliminations and
inclusions to be mutually and

reasonably agreed upon by

Borrowers and Agent) created by

adding
the historical

combined financial

statements of

Borrowers (including

the combined

financial
statements of

any other

Person or

assets that

were the

subject of

a prior

Permitted Acquisition
during the relevant period)

to the historical consolidated

financial statements of

the Person to be
acquired (or the historical financial statements related to the assets to be acquired) pursuant to the proposed Acquisition, the Loan

Parties and their Subsidiaries

(i) would have been in

compliance
with the financial covenant(s)

in Section 7

of this Agreement for

the fiscal month]ended
immediately prior to

the proposed date

of consummation of

such proposed Acquisition,

and (ii) are
projected to be

in compliance with

the financial covenant(s)

in Section 7

of this Agreement

for
each of the twelve fiscal months in the period ended one year after the proposed date of consummation of such proposed Acquisition,
(d)

Borrowers have provided

Agent with its

due diligence package

relative to
the proposed Acquisition, including

forecasted balance sheets, profit

and loss statements, and

cash
flow statements of the Person or assets to

be acquired, all prepared on a basis consistent

with such
Person's (or

assets') historical

financial statements,

together with

appropriate supporting

details
and a

statement of

underlying assumptions

for the

one year

period following

the date

of the
proposed Acquisition, on a quarter by quarter basis), in form and substance (including as to scope and underlying assumptions) reasonably satisfactory to Agent,
(e)

the Payment Conditions are satisfied,

(f)

the assets

being acquired

or the

Person whose

Equity Interests

are being
acquired did not

have negative EBITDA

during the 12

consecutive month period

most recently
concluded prior to the date of the proposed Acquisition,
(g)

Borrowers have provided

Agent with written

notice of the

proposed
Acquisition at

least 15

Business Days

prior to

the anticipated

closing date

of the

proposed
Acquisition and,

not later

than five

Business Days

prior to

the anticipated

closing date

of the
proposed Acquisition, copies of

the acquisition agreement and

other material documents relative
to the proposed

Acquisition, which agreement

and documents must

be reasonably acceptable

to
Agent,
(h)

the assets

being acquired

(other than

a
de minimis

amount of

assets in
relation to Borrowers' and their

Subsidiaries' total assets), or the

Person whose Equity Interests are
being acquired, are

useful in or engaged

in, as applicable,

the business of

the Loan Parties and

their
Subsidiaries or a business reasonably related thereto,
(i)

the assets

being acquired

(other than

a
de minimis

amount of

assets in
relation to the

assets being acquired)

are located within

the United States,

Canada or Mexico

or
the Person whose Equity Interests are being

acquired is organized in a

jurisdiction located within
the United States, Canada or Mexico,
(j)

the subject

assets or

Equity Interests,

as applicable,

are being

acquired
directly by a Borrower or

one of its Subsidiaries that

is a Loan Party, and, in connection therewith,
the applicable Loan

Party shall

have complied

with Section

5.11 or

5.12 of

this Agreement,

as
applicable, of

this Agreement

and, in

the case

of an

acquisition of

Equity Interests,

the Person
(other than a Mexican Subsidiary) whose Equity Interests are acquired shall become a Loan Party and the applicable

Loan Party shall

have demonstrated to

Agent that the

new Loan Parties

have
received consideration sufficient to

make the joinder documents

binding and enforceable against
such new Loan Parties, and
(k)

the purchase consideration payable in respect of all Permitted

Acquisitions
(including the proposed Acquisition and including deferred payment obligations) shall not exceed
$10,000,000 in the

aggregate; provided, that

(i) the purchase

consideration payable in

respect of
any single

Acquisition or

series of

related Acquisitions

shall not

exceed $5,000,000

in the
aggregate and (ii)

the purchase consideration

payable in respect

of all Permitted

Acquisitions of
Mexican Subsidiaries

or of

assets located

in Mexico

(including the

proposed Acquisition

and
including deferred payment obligations) shall not exceed $5,000,000 in the aggregate.
"Permitted Discretion" means

a determination made

in the exercise

of reasonable
(from the perspective of a secured asset-based lender) business judgment.
"Permitted Dispositions"

means:
(a)

sales, abandonment, or other dispositions of

Equipment that is substantially
worn, damaged, or obsolete

or no longer used

or useful in the

ordinary course of business

(other
than Eligible

M&E) and

leases or

subleases of

Real Property

not useful

in the

conduct of

the
business of the Loan Parties and their Subsidiaries (other than Eligible Real Property),

(b)

sales of Inventory to buyers in the ordinary course of business,
(c)

the use

or transfer

of money

or Cash

Equivalents in

a manner

that is

not
prohibited by the terms of this Agreement or the other Loan Documents,
(d)

the licensing, on a

non-exclusive basis, of patents,

trademarks, copyrights,
and other intellectual property rights in the ordinary course of business,
(e)

the granting of Permitted Liens,
(f)

the sale or

discount, in each

case without recourse,

of accounts receivable
(other than Eligible

Accounts) arising in

the ordinary course

of business, but

only in connection
with the compromise or collection thereof,
(g)

any involuntary loss, damage or destruction of property,
(h)

any involuntary condemnation, seizure

or taking, by exercise of

the power
of eminent domain or otherwise, or confiscation or requisition of use of property,
(i)

the leasing or subleasing

of assets of

any Loan Party or

its Subsidiaries in
the ordinary course of business (other than Eligible M&E and Eligible Real Property),
(j)

the sale

or issuance

of Equity

Interests (other

than Disqualified

Equity
Interests) of Administrative Borrower,
(k)

(i) the lapse

of registered

patents, trademarks,

copyrights and

other
intellectual property of

any Loan Party

or any of

its Subsidiaries to

the extent not

economically
desirable in the conduct

of its business, or

(ii) the abandonment of patents,

trademarks, copyrights,
or other

intellectual property

rights in

the ordinary

course of

business so

long as

(in each

case
under clauses (i) and (ii)),

(A) with respect to copyrights,

such copyrights are not material

revenue
generating copyrights, and

(B) such lapse is

not materially adverse

to the interests

of the Lender
Group,
(l)

the making of Restricted Payments that are expressly permitted to be made pursuant to this Agreement,
(m)

the making of Permitted Investments,
(n)

so long

as no

Event of

Default has

occurred and

is continuing

or would
immediately result therefrom, transfers of assets (i)

from any Loan Party or any

of its Subsidiaries
to a Loan

Party, and

(ii) from any Subsidiary

of any Loan

Party that is

not a Loan

Party to any
other Subsidiary of any Loan Party,

(o)

sales or dispositions of Mexican Term Loan Collateral,

(p)

so long

as the

Citi Purchase

Documents are

in effect,

the sale

by Loan
Parties to Citibank,

N.A. of Accounts

owed by

Xylem Inc. to

Loan Parties

pursuant to the

Citi
Purchase Documents, and

(q)

sales or dispositions of

fixed assets (including intangible property

related to
such fixed assets) not otherwise permitted in clauses (a) through (n) above so long as made at fair market value and the aggregate fair market value of all assets disposed of in fiscal year (including
the proposed disposition) would not exceed $500,000;
provided, that if, as of any date

of determination, sales or dispositions by the

Loan Parties during
the period of time from the first

day of the month in which such

date of determination occurs until
such date of

determination, either individually

or in the

aggregate, involve $250,000

or more of
assets included in the

Borrowing Base (based on

the fair market

value of the

assets so disposed)
(the "

Threshold Amount"),

then Borrowers

shall have,

prior to

consummation of

the sale

or
disposition that causes the

assets included in

the Borrowing that

are disposed of

during such period
to exceed the Threshold Amount,

delivered to Agent an updated

Borrowing Base Certificate that
reflects the removal of the applicable assets from the Borrowing Base.
"Permitted Indebtedness" means:
(a)

Indebtedness in respect of the Obligations,
(b)

Indebtedness as

of the

Closing Date

set forth

on Schedule

4.14 to

this
Agreement and any Refinancing Indebtedness in respect of such Indebtedness,
(c)

Permitted Purchase Money

Indebtedness and any

Refinancing Indebtedness
in respect of such Indebtedness,
(d)

Indebtedness arising in connection with

the endorsement of instruments or
other payment items for deposit,
(e)

Indebtedness consisting of

(i) unsecured guarantees incurred

in the ordinary
course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee

and similar obligations;

(ii) unsecured guarantees arising

with respect
to customary indemnification obligations

to purchasers in connection

with Permitted Dispositions;
and (iii)

unsecured guarantees

with respect

to Indebtedness

of any

Loan Party

or one

of its
Subsidiaries, to the

extent that the

Person that is

obligated under such

guaranty could have

incurred
such underlying Indebtedness,
(f)

Indebtedness incurred

in the

ordinary course

of business

under
performance, surety, statutory,

or appeal bonds,
(g)

Indebtedness owed to any Person providing

property, casualty,

liability, or
other insurance

to any

Loan Party

or any

of its

Subsidiaries, so

long as

the amount

of such
Indebtedness is not

in excess of

the amount of

the unpaid cost

of, and shall

be incurred only

to
defer the

cost of,

such insurance

for the

year in

which such

Indebtedness is

incurred and

such
Indebtedness is outstanding only during such year,
(h)

the incurrence by any Loan Party or

its Subsidiaries of Indebtedness under
Hedge Agreements that is incurred for the bona fide purpose of hedging the interest rate, commodity, or

foreign currency

risks associated

with such

Loan Party's

or such

Subsidiary's
operations and not for speculative purposes,

(i)

Indebtedness incurred in the ordinary

course of business in respect of

credit
cards, credit card processing

services, debit cards, stored

value cards, commercial cards

(including
so-called "purchase cards", "procurement cards" or "p-cards"), or Cash Management Services,
(j)

unsecured Indebtedness

of any

Loan Party

owing to

employees, former
employees, former officers,

directors, or former directors

(or any spouses,

ex-spouses, or estates
of any of the

foregoing) incurred in connection

with the repurchase or

redemption by such Loan
Party of the Equity Interests of

Administrative Borrower that has been issued

to such Persons, so
long as (i) no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, (ii) the aggregate

amount of all such Indebtedness outstanding

at
any one

time does

not exceed

$200,000, and

(iii) such Indebtedness

is subordinated

in right

of
payment to the Obligations on terms and conditions reasonably acceptable to Agent,
(k)

Indebtedness comprising Permitted

Intercompany Advances and

other
Permitted Investments; provided,

that, in the

event and Permitted

Intercompany Advances owed
by a Mexican Subsidiary

to a Loan Party

are evidenced by a

promissory note, such note

shall be
delivered to Agent as Collateral together with an endorsement,
(l)

unsecured Indebtedness

incurred in

respect of

netting services,

overdraft
protection, and other like services, in each case, incurred in the ordinary course of business,
(m)

accrual of interest,

accretion or amortization

of original issue

discount, or
the payment of interest in kind, in each case, on Indebtedness that otherwise constitutes Permitted
Indebtedness, and
(n)

Subordinated Indebtedness,

the aggregate

outstanding amount

of which
does not exceed $1,500,000,
(o)

Mexican Term

Debt in an

aggregate principal amount not

to exceed
$18,500,000,

(p)

contingent liabilities in respect

of any indemnification

obligation,
adjustment of purchase

price, non-compete, or

similar obligation

of any Loan

Party incurred

in
connection with the consummation of one or more Permitted Acquisitions,
(q)

Acquired Indebtedness in

an aggregate outstanding

amount not to

exceed
$2,500,000,

(r)

Indebtedness of Mexican Subsidiaries

in an aggregate outstanding

amount
not to exceed $2,000,000, and
(s)

any other unsecured Indebtedness incurred by

any Loan Party or any of

its
Subsidiaries in an aggregate outstanding amount not to exceed $1,500,000 at any one time.
"Permitted Intercompany Advances"

means loans made

on or after

the Closing Date
by (a) a Loan Party

to another Loan Party, (b) a Subsidiary of

a Loan Party that is

not a Loan Party
to another Subsidiary of

a Loan Party that

is not a Loan

Party, (c) a Subsidiary of a Loan Party

that
is not a

Loan Party to

a Loan Party,

so long as

the parties thereto

are party to

the Intercompany

Subordination Agreement, (d) a Loan

Party to a Mexican Subsidiary

solely to the extent necessary
to fund BRP/Navistar Project Cap Ex permitted hereunder so long as (i) at the time of the making of such loan,

no Event of

Default has occurred

and is continuing

or would result

therefrom, and
(ii) the sum

of Borrowers'

Availability
plus

Qualified Cash

(up to

an amount

not to

exceed
$1,500,000) is equal

to or greater

than $6,000,000

immediately after giving

effect to

each such
loan, and (e) a Loan

Party to a Subsidiary

of a Loan Party that

is not a Loan Party

so long as (i) the
aggregate amount

of all

such loans

(by type,

not by

the borrower)

does not

exceed $3,500,000
outstanding at any one

time, (ii) at the

time of the

making of such

loan, no Event

of Default has
occurred and is continuing or would result therefrom, and (iii) the sum of Borrowers' Availability plus

Qualified Cash

(up to

an amount

not to

exceed $1,500,000)

is equal

to or

greater than
$6,000,000 immediately after giving effect to each such loan.
"Permitted Investments" means:
(a)

Investments in cash and Cash Equivalents,
(b)

Investments in

negotiable instruments

deposited or

to be

deposited for
collection in the ordinary course of business,
(c)

advances made

in connection

with purchases

of goods

or services

in the
ordinary course of business,
(d)

Investments received in settlement

of amounts due to

any Loan Party or

any
of its Subsidiaries

effected in the

ordinary course of business

or owing to any

Loan Party or any
of its Subsidiaries as

a result of Insolvency

Proceedings involving an account

debtor or upon the
foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries,
(e)

Investments owned

by any

Loan Party

or any

of its

Subsidiaries on

the
Closing Date and set forth on Schedule P-1 to this Agreement,
(f)

guarantees permitted under the definition of Permitted Indebtedness,
(g)

Permitted Intercompany Advances,
(h)

Equity Interests

or other

securities acquired

in connection

with the
satisfaction or

enforcement of

Indebtedness or

claims due

or owing

to a

Loan Party

or its
Subsidiaries (in bankruptcy of customers or suppliers

or otherwise outside the ordinary course

of
business) or as security for any such Indebtedness or claims,
(i)

deposits of cash

made in

the ordinary course

of business to

secure
performance of operating leases,
(j)

(i) non-cash loans and

advances to employees,

officers, and directors

of a
Loan Party

or any

of its

Subsidiaries for

the purpose

of purchasing

Equity Interests

in
Administrative Borrower so

long as the

proceeds of such

loans are used

in their entirety

to purchase
such Equity Interests

in Administrative Borrower,

and (ii) loans and

advances to employees

and
officers of a Loan Party or any of its

Subsidiaries in the ordinary course of business for any other business purpose and in an aggregate amount not to exceed $200,000 at any one time,

(k)

Permitted Acquisitions,
(l)

Investments resulting from

entering into (i)

Bank Product Agreements,

or
(ii) agreements relative

to obligations

permitted under

clause (j)

of the

definition of

Permitted
Indebtedness,
(m)

equity Investments by any

Loan Party in any

Subsidiary of such Loan Party
which is required by

law to maintain

a minimum net capital

requirement or as may

be otherwise
required by applicable law,

(n)

so long

as no

Event of

Default has

occurred and

is continuing

or would
result therefrom, any other Investments

in an aggregate amount not to

exceed $500,000 during the
term of this Agreement,

(o)

Investments consisting

of non-cash

consideration received

in connection
with Permitted

Dispositions, so long

as the

non-cash consideration

received in

connection with
any Permitted Disposition does not

exceed 25% of the total

consideration received in connection
with such Permitted Disposition, and
(p)

Investments held

by a

Person acquired

in a

Permitted Acquisition

to the
extent that

such Investments

were not

made in

contemplation of

or in

connection with

such
Permitted Acquisition and were in existence on the date of such Permitted Acquisition..
"Permitted Liens" means:
(a)

Liens granted to, or for the benefit of, Agent to secure the Obligations,
(b)

Liens for unpaid

taxes, assessments, or

other governmental charges

or levies
that either

(i) are not

yet delinquent,

or (ii)

do not

have priority

over Agent's

Liens and

the
underlying taxes, assessments, or charges or levies are the subject of Permitted Protests,
(c)

judgment Liens

arising solely

as a

result of

the existence

of judgments,
orders, requirements to pay

issued by a Canadian

Governmental Authority or awards

that do not
constitute an Event of Default under Section 8.3 of this Agreement,
(d)

Liens set forth on Schedule P-2 to

this Agreement; provided, that to qualify
as a Permitted Lien, any such Lien described on Schedule P-2 to this Agreement shall only secure
the Indebtedness that it secures on the

Closing Date and any Refinancing Indebtedness

in respect
thereof,
(e)

the interests of

lessors under operating

leases and non-exclusive

licensors
under license agreements,
(f)

purchase money

Liens on

fixed assets

or the

interests of

lessors under
Capital Leases to

the extent

that such

Liens or

interests secure

Permitted Purchase

Money
Indebtedness and so

long as (i)

such Lien attaches

only to the

fixed asset purchased

or acquired
and the

proceeds thereof,

and (ii)

such Lien

only secures

the Indebtedness

that was

incurred to
acquire the fixed asset purchased or acquired or any Refinancing Indebtedness in respect thereof,

(g)

Liens arising

by operation

of law

in favor

of warehousemen,

landlords,
carriers, mechanics, materialmen,

laborers, or suppliers,

incurred in the

ordinary course of

business
and not in

connection with the

borrowing of money,

and which Liens

either (i) are for

sums not
yet delinquent, or (ii) are the subject of Permitted Protests,
(h)

Liens on amounts

deposited to secure

any Borrower's and

its Subsidiaries
obligations in connection with worker's compensation or other unemployment insurance,
(i)

Liens on amounts

deposited to secure

any Borrower's and

its Subsidiaries
obligations in connection

with the making

or entering into

of bids, tenders,

or leases in

the ordinary
course of business and not in connection with the borrowing of money,
(j)

Liens on amounts

deposited to secure

any Borrower's and

its Subsidiaries
reimbursement obligations with respect to surety or

appeal bonds obtained in the ordinary course
of business,
(k)

with respect

to any

Real Property,

easements, rights

of way,

and zoning
restrictions that do not materially interfere with or impair the use or operation thereof,
(l)

non-exclusive licenses

of patents,

trademarks, copyrights,

and other
intellectual property rights in the ordinary course of business,
(m)

Liens that are replacements

of Permitted Liens to

the extent that the

original
Indebtedness (or any increases

thereto as permitted hereunder)

is the subject of

permitted
Refinancing Indebtedness and

so long as

the replacement Liens

only encumber those

assets that
secured the original Indebtedness (or any increases thereto as permitted hereunder),
(n)

rights of setoff or bankers' liens upon deposits of funds in favor of banks

or
other depository institutions,

solely to the extent

incurred in connection

with the maintenance

of
such Deposit Accounts in the ordinary course of business,
(o)

Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing

the financing of

insurance premiums to

the extent the

financing is
permitted under the definition of Permitted Indebtedness,
(p)

Liens in favor of customs and revenue authorities arising

as a matter of law
to secure payment of customs duties in connection with the importation of goods,

(q)

Liens on

the Mexican

Term Loan

Collateral securing

the Mexican

Term
Debt,

(r)

Liens assumed by

any Loan Party

or its Subsidiaries

in connection with

a
Permitted Acquisition that secure Acquired Indebtedness that is Permitted Indebtedness,

(s)

Liens on

assets of

the Mexican

Subsidiaries as

to which

the aggregate
amount of the obligations secured thereby does not exceed $2,000,000;

(t)

so long as

the Citi

Purchase Documents

are in

effect, Liens

on Accounts
owed by

Xylem Inc.

and its

Subsidiaries and

Affiliates to

Loan Parties

pursuant to

the Citi
Purchase Documents and
(u)

other Liens which

do not secure

Indebtedness for borrowed

money or letters
of credit and as to which the aggregate amount

of the obligations secured thereby does not exceed
$250,000.
"Permitted Protest" means the right of any Loan

Party or any of its Subsidiaries to
protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes
or taxes that are the subject of a United States federal

tax lien or a requirement to pay issued by a
Canadian Governmental Authority), or rental payment; provided,

that (a) a reserve with respect to
such obligation is established

on such Loan Party's

or its Subsidiaries' books

and records in such
amount as

is required

under GAAP,

(b) any such

protest is

instituted promptly

and prosecuted
diligently by

such Loan

Party or

its Subsidiary,

as applicable,

in good

faith, and

(c) Agent is
satisfied, in

its Permitted

Discretion, that,

while any

such protest

is pending,

there will

be no
impairment of the enforceability, validity,

or priority of any of Agent's Liens.
"Permitted Purchase Money Indebtedness" means, as of any date of determination,
Indebtedness (other than

the Obligations, but

including Capitalized Lease

Obligations), incurred
after the Closing Date

and at the time

of, or within 20

days after, the acquisition of

any fixed assets
for the purpose of

financing all or any

part of the acquisition cost

thereof, in an aggregate

principal
amount outstanding at any one time not in excess of $5,000,000.
"Person" means natural persons,

corporations, limited liability companies,

limited
partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts,
business trusts, or other

organizations, irrespective of

whether they are legal

entities, and
governments and agencies and political subdivisions thereof.
"Platform"

has the meaning

specified therefor in Section

17.9(c) of this Agreement.
"Post-Increase Revolver

Lenders" has

the meaning

specified therefor

in Section
2.14 of this Agreement.
"PPSA"

means the

Personal Property

Security Act

(Ontario) and

the regulations
thereunder, as from time to time in effect; provided, however, if attachment, perfection or priority of Agent's

Lien on

any Collateral

are governed

by the

personal property

security laws

of any
jurisdiction in Canada

other than the

laws of the

Province of Ontario,

"PPSA" means those

personal
property security laws

in such other

jurisdiction in Canada

for the purposes

of the provisions

hereof
relating to such

attachment, perfection or priority

and for the definitions

related to such provisions.
"Pre-Increase Revolver Lenders"

has the meaning

specified therefor in

Section 2.14
of this Agreement.
"Projections"

means Borrowers'

forecasted (a)

balance sheets,

(b) profit and

loss
statements, and

(c) cash flow

statements, all

prepared on

a basis

consistent with

Borrowers'
historical financial

statements, together

with appropriate

supporting details

and a

statement of
underlying assumptions.

"Pro Rata Share"

means, as of any date of determination:
(a)

with respect to a Lender's obligation to make all or a portion of the
Revolving Loans,

with respect

to such

Lender's right

to receive

payments of

interest, fees,

and
principal with respect to

the Revolving Loans, and

with respect to all

other computations and other
matters related to the Revolver Commitments or the Revolving

Loans, the percentage obtained by
dividing (i) the

Revolving Loan Exposure

of such Lender,

by (ii) the

aggregate Revolving Loan
Exposure of all Lenders,
(b)

with respect to a Lender's

obligation to participate in

the Letters of Credit,
with respect

to such

Lender's obligation

to reimburse

Issuing Bank,

and with

respect to

such
Lender's right to receive payments of Letter of

Credit Fees, and with respect to all other
computations and other

matters related to

the Letters of

Credit, the percentage

obtained by dividing
(i) the Revolving Loan Exposure of

such Lender, by (ii)

the aggregate Revolving Loan Exposure
of all Lenders;

provided, that if

all of the

Revolving Loans have

been repaid in

full and all

Revolver
Commitments have

been terminated,

but Letters

of Credit

remain outstanding,

Pro Rata

Share
under this clause shall be

the percentage obtained by

dividing (A) the Letter of Credit Exposure

of
such Lender, by (B) the Letter of Credit Exposure of all Lenders,

(c)

with respect to

a Lender's obligation

to make all

or a portion

of the Initial
M/E Term

Loan and the

Additional M/E Term

Loan, with respect

to a Lender's

right to receive
payments of interest, fees,

and principal with respect

to the M/E Term

Loan, and with respect

to
all other computations and other matters related to the

M/E Term Loan Commitments

or the M/E
Term Loan, the percentage obtained by dividing (i) the M/E Term Loan Exposure of such Lender, by (ii) the aggregate M/E Term Loan Exposure of all Lenders,

(d)

with respect

to a

Lender's obligation

to make

all or

a portion

of the

R/E
Term Loan, with respect to such Lender's right to receive payments of interest, fees, and principal with respect to the

R/E Term

Loan, and with respect

to all other computations

and other matters
related to the

R/E Term

Loan Commitments or

the R/E Term

Loan, the percentage

obtained by
dividing (i) the R/E

Term Loan

Exposure of such

Lender, by

(ii) the aggregate R/E

Term Loan
Exposure of all Lenders, and
(e)

with respect to all

other matters and

for all other

matters as to

a particular
Lender (including the indemnification obligations

arising under Section 15.7 of

this Agreement),
the percentage obtained by dividing (i)

the Revolving Loan Exposure, M/E

Term Loan Exposure
and R/E

Term Loan

Exposure of

such Lender,

by (ii)

the aggregate

Revolving Loan

Exposure,
M/E Term

Loan Exposure and

R/E Term

Loan Exposure of

all Lenders, in

any such case

as the
applicable percentage may be adjusted by assignments permitted pursuant to Section

13.1;
provided, that

if all

of the

Loans have

been repaid

in full

and all

Commitments have

been
terminated, Pro Rata Share under this

clause shall be the percentage obtained

by dividing (A) the
Letter of Credit Exposure of such Lender, by (B) the Letter of Credit Exposure of all Lenders.
"Protective Advances

"

has the

meaning specified

therefor in

Section 2.3(d)(i)

of
this Agreement.

"Public Lender"

has the

meaning specified

therefor in

Section 17.9(c)

of this
Agreement.
"Qualified Cash" means,

as of any

date of determination, the

amount of unrestricted
cash and Cash Equivalents

of the Loan Parties

and their Subsidiaries that

is in Deposit Accounts
or in

Securities Accounts,

or any

combination thereof,

and which

such Deposit

Account or
Securities Account is the subject of

a Control Agreement and is maintained

by a branch office of
the bank or securities intermediary located within the United States or Canada.
"Qualified Equity

Interests" means

and refers

to any

Equity Interests

issued by
Administrative Borrower (and

not by one

or more of

its Subsidiaries)

that is

not a Disqualified
Equity Interest.
"QFC" has the meaning

assigned to the term

"qualified financial contract" in,

and
shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).
"QFC Credit Support" has

the meaning specified

therefor in Section 17.15

of this
Agreement.
"Quebec Security

Documents" means

any hypothecs

and all

other security
documents governed by

the laws of

the Province of

Quebec, each in

form and substance

reasonably
satisfactory to Agent, executed and delivered by a Loan Party to the Agent to secure the
Obligations, and each as amended, restated, supplemented or modified from time to time.
"R/E Borrowing

Base" means

the result

of 60%

of the

FMV of

Eligible Real
Property identified in the most recent Acceptable Appraisal of the Eligible Real Property.
"Real Property"

means any

estates or

interests in

real property

now owned

or
hereafter acquired by any Loan Party or one of its Subsidiaries and the improvements thereto.
"Real Property Collateral"

means (a) the Real Property identified on Schedule R-1
to this Agreement,

and (b) any Real

Property hereafter acquired

by any Loan

Party or one

of its
Subsidiaries (other than

any Mexican Subsidiary) with

a fair market

value in excess of

$1,500,000.
"Real Property Reserves"

means, as of

any date of

determination, those

reserves
that Agent

deems necessary

or appropriate,

in its

Permitted Discretion

and subject

to Section
2.1(c), to

establish and

maintain with

respect to

Eligible Real

Property, including

based on

the
results of appraisals.
"Receivable Reserves" means, as of

any date of determination, those

reserves that
Agent deems necessary or appropriate, in

its Permitted

Discretion and subject to Section 2.1(c),

to
establish and maintain (including Landlord Reserves for books and records locations and reserves
for rebates, discounts,

warranty claims, and returns)

with respect to

the Eligible Accounts or

the
Maximum Revolver Amount.
"Record" means information that

is inscribed on a

tangible medium or that

is stored
in an electronic or other medium and is retrievable in perceivable form.

"Reference Period"

has the meaning set forth in the definition of EBITDA.
"Refinancing Indebtedness"

means refinancings,

renewals, or

extensions of
Indebtedness so long as:
(a)

such refinancings, renewals, or

extensions do not result

in an increase in

the
principal amount

of the

Indebtedness so

refinanced, renewed,

or extended,

other than

by the
amount of premiums paid thereon and the fees and expenses incurred in connection therewith and
by the amount of unfunded commitments with respect thereto,
(b)

such refinancings, renewals,

or extensions do

not result in

a shortening of
the final stated

maturity or the

average weighted maturity

(measured as of

the refinancing, renewal,
or extension) of

the Indebtedness so

refinanced, renewed, or

extended, nor are

they on terms

or
conditions that, taken as a whole, are or

could reasonably be expected to be

materially adverse to
the interests of the Lenders,
(c)

if the

Indebtedness that

is refinanced,

renewed, or

extended was
subordinated in right of payment to the Obligations,

then the terms and conditions of the
refinancing, renewal, or

extension must include subordination

terms and conditions that

are at least
as favorable

to the

Lender Group

as those

that were

applicable to

the refinanced,

renewed, or
extended Indebtedness,
(d)

the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person

that is

liable on

account of

the Obligations

other than

those Persons

which were
obligated with respect to the Indebtedness that was refinanced, renewed, or extended,
(e)

if the Indebtedness that is refinanced, renewed or extended

was unsecured,
such refinancing, renewal or extension shall be unsecured, and
(f)

if the Indebtedness that is refinanced, renewed, or extended was secured (i)
such refinancing, renewal, or

extension shall be secured

by substantially the same

or less collateral
as secured such refinanced,

renewed or extended Indebtedness

on terms no less

favorable to Agent
or the Lender

Group and (ii)

the Liens securing such

refinancing, renewal or

extension shall not
have a priority more senior than the Liens securing such Indebtedness that is refinanced, renewed or extended.
"Register" has the meaning set forth in Section 13.1(h) of this Agreement.
"Registered Loan" has the meaning set forth in Section 13.1(h) of this Agreement.
"Related Fund" means any

Person (other than a

natural person) that is

engaged in
making, purchasing,

holding or

investing in

bank loans

and similar

extensions of

credit in

the
ordinary course and that is administered, advised or

managed by (a) a Lender, (b) an Affiliate of a
Lender, or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.
"Relevant Governmental Body" means the Federal Reserve Board and/or the
Federal Reserve Bank

of New York, or a

committee officially endorsed

or convened by

the Federal
Reserve Board and/or the Federal Reserve Bank of New York

or any successor thereto.

"Remedial Action"

means all

actions taken

to (a)

clean up,

remove, remediate,
contain, treat, monitor, assess, evaluate,

or in any way address Hazardous

Materials in the indoor
or outdoor

environment, (b)

prevent or

minimize a

release or

threatened release

of Hazardous
Materials so they do

not migrate or

endanger or threaten to

endanger public health or

welfare or
the indoor

or outdoor

environment, (c)

restore or

reclaim natural

resources or

the environment,
(d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance
activities, or

(e) conduct any

other actions

with respect

to Hazardous

Materials required

by
Environmental Laws.
"Replacement Lender" has the

meaning specified therefor in

Section 2.13(b) of this
Agreement.
"Report" has the meaning specified therefor in Section 15.16 of this Agreement.
"Required Availability"

means that the sum

of (a) Excess Availability,
plus
(b) Qualified Cash exceeds $9,000,000.
"Required Lenders" means, at any time, Lenders having

or holding more than 50%
of the sum

of (a) the aggregate

Revolving Loan Exposure

of all Lenders,
plus

(b) the aggregate
M/E Term

Loan Exposure of

all Lenders

plus

(c) the aggregate

R/E Term

Loan Exposure of

all
Lenders; provided, that

(i) the Revolving Loan

Exposure, M/E Term Loan

Exposure and R/E

Term
Loan Exposure of any

Defaulting Lender shall be

disregarded in the determination

of the Required
Lenders, and (ii) at any time there are two or more Lenders (who are not Affiliates of one another or Defaulting

Lenders), "Required

Lenders" must

include at

least two

Lenders (who

are not
Affiliates of one another).
"Reserves" means,

as of

any date

of determination,

Inventory Reserves,

M&E
Reserves, Real Property Reserves,

Receivable Reserves, Bank Product

Reserves, Canadian
Priority Payables Reserves and those other reserves that

Agent deems necessary or appropriate, in
its Permitted Discretion and

subject to Section 2.1(c),

to establish and maintain

(including reserves
with respect

to (a)

sums that

any Loan

Party or

its Subsidiaries

are required

to pay

under any
Section of

this Agreement

or any other

Loan Document

(such as

taxes, assessments,

insurance
premiums, or, in

the case of leased assets,

rents or other amounts

payable under such leases) and
has failed to

pay, and

(b) amounts owing by

any Loan Party

or its Subsidiaries

to any Person

to
the extent secured by a Lien

on, or trust over,

any of the Collateral (other than a

Permitted Lien),
which Lien or trust, in

the Permitted Discretion of

Agent likely would have a

priority superior to
the Agent's Liens

(such as Liens

or trusts in

favor of landlords,

warehousemen, carriers, mechanics,
materialmen, laborers, or suppliers, or Liens or

trusts for ad valorem, excise, sales,

or other taxes
where given priority

under applicable law)

in and to

such item of

the Collateral) with

respect to
the Borrowing Base or the Maximum Revolver Amount.
"Restricted Payment"

means (a) any declaration or payment of any dividend or the
making of any other payment or distribution, directly or indirectly,

on account of Equity Interests
issued by Administrative

Borrower or any

of its Subsidiaries

(including any payment

in connection
with any

merger, amalgamation

or consolidation

involving Administrative

Borrower) or

to the
direct or

indirect holders

of Equity

Interests issued

by Administrative

Borrower or

any of

its
Subsidiaries in their

capacity as such

(other than dividends

or distributions payable

in Qualified

Equity Interests issued by Administrative

Borrower or any

of its Subsidiaries, or (b)

any purchase,
redemption, making of any sinking fund or similar payment, or other acquisition or retirement for value (including in

connection with any

merger, amalgamation

or consolidation involving
Administrative Borrower) any

Equity Interests issued

by Administrative Borrower

or any of

its
Subsidiaries, or

(c) any making

of any

payment to

retire, or

to obtain

the surrender

of, any
outstanding warrants, options, or other rights to

acquire Equity Interests of Administrative
Borrower now or hereafter outstanding.
"R/E Term

Loan" has

the meaning

specified therefor

in Section

2.2(b) of

this
Agreement.
"R/E Term Loan Amount" means $9,500,000.
"R/E Term

Loan Commitment" means, with

respect to each Lender,

its R/E Term
Loan Commitment, and, with respect to

all Lenders, their R/E Term

Loan Commitments, in each
case as such Dollar amounts are set forth beside such Lender's name under the applicable heading
on Schedule C-1 to this Agreement or in

the Assignment and Acceptance pursuant to which

such
Lender became a

Lender under this

Agreement, as such

amounts may be

reduced or increased

from
time to time

pursuant to assignments

made in accordance

with the provisions

of Section 13.1

of
this Agreement.
"R/E Term Loan Exposure" means,

with respect to any R/E Term

Loan Lender, as
of any date of determination (a) prior to the funding

of the Loan, the amount of such Lender's R/E
Term Loan Commitment, and

(b) after the funding

of the R/E

Term Loan, the outstanding

principal
amount of the R/E Term Loan held by such Lender.
"Revaluation Date" means (a) with respect to any Revolving Loan denominated in
US Dollars, each of the following:

(i) each date of a Borrowing of such

Revolving Loan, (ii) each
date of a continuation

of such Revolving Loan

pursuant to Section 2.12,

and (iii) such additional
dates as Agent shall

determine or the Required

Lenders shall require, (b)

with respect to any

Letter
of Credit

denominated in

US Dollars,

each of

the following:

(i) each date

of issuance

of such
Letter of

Credit, (ii)

each date

of an

amendment of

such Letter

of Credit

having the

effect of
increasing the

amount thereof,

(iii) each date

of any

payment by

an Issuing

Lender under such
Letter of Credit

,

and (iv) such additional

dates as Agent

or an Issuing

Lender shall determine

or
the Required Lenders shall

require, and (c) with respect to

any other Obligations denominated

in
US Dollars, each date as

Agent shall determine unless otherwise prescribed

in this Agreement or
any other Loan Documents.
"Revolver Commitment" means,

with respect to

each Revolving Lender,

its
Revolver Commitment, and, with respect to all Revolving Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth

beside such Revolving Lender's name under the
applicable heading on

Schedule C-1 to

this Agreement or

in the Assignment

and Acceptance or
Increase Joinder pursuant to which such

Revolving Lender became a Revolving Lender

under this
Agreement, as such amounts may be

reduced or increased from time

to time pursuant to
assignments made in

accordance with

the provisions

of Section 13.1

of this

Agreement, and

as
such amounts may be decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) hereof.

"Revolver Usage" means,

as of any

date of determination,

the sum of

(a) the amount
of outstanding Revolving Loans (inclusive of

Swing Loans and Protective Advances),
plus

(b) the
amount of the Letter of Credit Usage.
"Revolving Lender" means a Lender that has a

Revolving Loan Exposure or Letter
of Credit Exposure.
"Revolving Loan Base Rate Margin" has

the meaning set forth in the

definition of
Applicable Margin.
"Revolving Loan Exposure

"

means, with respect

to any Revolving

Lender, as

of
any date of determination

(a) prior to the termination

of the Revolver Commitments,

the amount
of such

Lender's Revolver

Commitment, and

(b) after the

termination of

the Revolver
Commitments, the aggregate

outstanding principal amount

of the Revolving

Loans of such

Lender.
"Revolving Loan LIBOR Rate Margin"

has the meaning set forth in

the definition
of Applicable Margin.
"Revolving Loans"

has the

meaning specified

therefor in

Section 2.1(a)

of this
Agreement.
"Sanctioned Entity" means (a)

a country or territory or

a government of a

country
or territory, (b) an agency of the

government of a country or territory, (c)

an organization directly
or indirectly controlled by

a country or

territory or its

government, or (d) a

Person resident in

or
determined to be resident in a country or territory,

in each case of clauses (a) through (d) that is

a
target of Sanctions, including

a target of any

country sanctions program

administered and enforced
by OFAC.
"Sanctioned Person

"

means, at

any time

(a) any Person

named on

the list

of
Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC's consolidated
Non-SDN list or any

other Sanctions-related list maintained

by any Governmental Authority, (b) a
Person or legal entity that is a target of Sanctions,

(c) any Person operating, organized or resident
in a Sanctioned Entity,

or (d) any Person

directly or indirectly

owned or controlled

(individually
or in the aggregate) by or

acting on behalf of any such Person

or Persons described in clauses (a)
through (c) above.
"Sanctions" means individually

and collectively, respectively, any and

all economic
sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti-terrorism laws and

other sanctions laws,

regulations or embargoes, including

those
imposed, administered

or enforced

from time

to time

by:

(a) the United

States of

America,
including those

administered by

OFAC, the

U.S. Department

of State,

the U.S.

Department of
Commerce, or

through any

existing or

future executive

order, (b)

the United

Nations Security
Council, (c) the Government of Canada, (d) the European Union or any European Union member state, (e) Her Majesty's Treasury of the

United Kingdom, or (f) any other

Governmental Authority
with jurisdiction over any member

of Lender Group or

any Loan Party or

any of their respective
Subsidiaries or Affiliates.

"S&P" has

the meaning

specified therefor

in the

definition of

Domestic Cash
Equivalents.
"SEC" means

the United

States Securities

and Exchange

Commission and

any
successor thereto.
"Securities Account"

means a

securities account

(as that

term is

defined in

the
Code).
"Securities Act" means the Securities

Act of 1933, as amended

from time to time,
and any successor statute.
"Settlement" has the

meaning specified therefor

in Section

2.3(e)(i) of this
Agreement.
"Settlement Date"

has the

meaning specified

therefor in

Section 2.3(e)(i)

of this
Agreement.
"SOFR" with respect to any day means the secured overnight financing rate published for

such day

by the

Federal Reserve

Bank of

New York,

as the

administrator of

the
benchmark, (or a successor administrator) on the Federal Reserve Bank of New York's Website.
"Solvent" means, with

respect to any

Person as of

any date of determination,

that
(a) at fair valuations, the

sum of such Person's

debts (including contingent liabilities)

is less than
all of

such Person's

assets, (b)

such Person

is not

engaged or

about to

engage in

a business

or
transaction for which the remaining

assets of such Person are unreasonably

small in relation to the
business or transaction or

for which the property

remaining with such Person

is an unreasonably
small capital, (c) such Person has not incurred and does not intend to incur, or reasonably believe
that it will

incur, debts beyond its

ability to pay

such debts as

they become due

(whether at maturity
or otherwise), and

(d) such Person is "solvent"

or not "insolvent",

as applicable within the

meaning
given those

terms and

similar terms

under applicable

laws relating

to bankruptcy,

insolvency,
fraudulent transfers and conveyances.

For purposes of this definition,

the amount of any
contingent liability at any time

shall be computed as the

amount that, in light of

all of the facts and
circumstances existing

at such

time, represents

the amount

that can

reasonably be

expected to
become an actual or matured liability (irrespective of whether such contingent liabilities meet the
criteria for accrual under Statement of Financial Accounting Standard No. 5).
"Specified State"

means any one of (a) the United States and (b) Canada.
"Specified Transaction"

means, any

Investment, or

Restricted Payment

(or
declaration of any prepayment or Restricted Payment).
"Spot Rate"

means, for

a currency,

the rate

determined by

Agent to

be the

rate
quoted by Wells

Fargo acting in such capacity as the spot rate for the purchase by Wells

Fargo of
such currency

with another

currency through

its principal

foreign exchange

trading office

at
approximately 11:00 a.m. (New York

time) on the date two Business

Days prior to the date

as of
which the foreign exchange computation is made; provided, that Agent may obtain such spot rate

from another financial institution designated by Agent

if Wells Fargo acting in such capacity does
not have as of the date of determination a spot buying rate for any such currency.
"STA" means

the Securities

Transfer Act,

2006 (Ontario)

or to

the extent
applicable, comparable legislation in other Canadian provinces.
"Standard Letter

of Credit

Practice" means,

for Issuing

Bank, any

domestic or
foreign law

or letter

of credit

practices applicable

in the

city in

which Issuing

Bank issued

the
applicable Letter of Credit or,

for its branch or correspondent, such laws

and practices applicable
in the city in which it has advised, confirmed or

negotiated such Letter of Credit, as the case may
be, in each case,

(a) which letter of credit

practices are of banks

that regularly issue letters

of credit
in the particular

city, and (b) which laws or

letter of credit

practices are required

or permitted under
ISP or UCP,

as chosen in the applicable Letter of Credit.
"Subject Holder"

has the

meaning specified

therefor in

Section 2.4(e)(v)

of this
Agreement.
"Subordinated Indebtedness"

means any

Indebtedness of

any Loan

Party or

its
Subsidiaries incurred from time to time that is subordinated in right of payment to the Obligations
and is subject to a subordination

agreement acceptable to Agent or contains terms

and conditions
of subordination that are acceptable to Agent.
"Subsidiary" of

a Person

means a

corporation, partnership,

limited liability
company, unlimited

liability company or

other entity in

which that Person

directly or indirectly
owns or controls

the Equity Interests having

ordinary voting power to

elect a majority of

the Board
of Directors of such corporation, partnership, limited liability company, or other entity.
"Supermajority Lenders" means, at any

time, Revolving Lenders having or

holding
more than 66

2/3% of the

aggregate Revolving Loan

Exposure of all

Revolving Lenders; provided,
that (i)

the Revolving

Loan Exposure

of any

Defaulting Lender

shall be

disregarded in

the
determination of the Supermajority Lenders, and (ii) at any time there are two or more Revolving
Lenders (who are

not Affiliates of one

another), "Supermajority Lenders"

must include at least

two
Revolving Lenders (who are not Affiliates of one another or Defaulting Lenders).
"Supported QFC"

has the

meaning specified

therefor in

Section 17.15

of this
Agreement.
"Swap Obligation" means, with respect to any Loan

Party, any obligation to pay or
perform under any agreement,

contract or transaction that constitutes

a "swap" within the meaning
of section 1a(47) of the Commodity Exchange Act.
"Swing Lender"

means Wells

Fargo or

any other

Lender that,

at the

request of
Borrowers and with the

consent of Agent agrees,

in such Lender's sole

discretion, to become the
Swing Lender under Section 2.3(b) of this Agreement.
"Swing Loan" has

the meaning specified

therefor in Section

2.3(b) of this
Agreement.

"Swing Loan Exposure"

means, as of any date

of determination with respect to any
Lender, such Lender's Pro Rata Share of the Swing Loans on such date.
"Taxes" means any taxes, levies,

imposts, duties, fees,

assessments or other

charges
of whatever nature now or hereafter

imposed by any jurisdiction or by any

political subdivision or
taxing authority

thereof or

therein, and

all interest,

penalties or

similar liabilities

with respect
thereto.
"Tax Lender

"

has the meaning

specified therefor in

Section 14.2(a) of

this
Agreement.
"Term Loans" means the M/E Term

Loan and the R/E Term Loan.
"Term Loan

Base Rate

Margin" has

the meaning

set forth

in the

definition of
Applicable Margin.
"Term Loan Lender" means a Lender that has a M/E Term

Loan Commitment or a
R/E Term Loan Commitment or that has a portion of the M/E Term

Loan or R/E Term Loan.
"Term Loan

LIBOR Rate

Margin" has

the meaning

set forth

in the

definition of
Applicable Margin.
"Term SOFR"

means the forward-looking term

rate based on SOFR that

has been
selected or recommended by the Relevant Governmental Body.
"Tooling" means the machine tooling and

components, such as jigs,

gauges, molds,
dies and cutting

equipment and patterns,

used by a

Person in the

manufacture and production

of
Inventory.
"Trademark Security

Agreement"

has the

meaning specified

therefor in

the
Guaranty and Security Agreement.
"UCP" means,

with respect

to any

Letter of

Credit, the

Uniform Customs

and
Practice for Documentary

Credits 2007 Revision,

International Chamber of

Commerce Publication
No. 600 and any version or revision thereof accepted by Issuing Bank for use.
"Unadjusted Benchmark

Replacement" means

the Benchmark

Replacement
excluding the Benchmark Replacement Adjustment.
"Unfinanced Capital

Expenditures" means

Capital Expenditures

(a) not financed
with the proceeds of any

incurrence of Indebtedness (other than

the incurrence of any Revolving
Loans), the

proceeds of

any sale

or issuance

of Equity

Interests or

equity contributions,

the
proceeds of any asset sale

(other than the sale of

Inventory in the ordinary course of

business) or
any insurance

proceeds, and

(b) that are

not reimbursed

by a

third person

(excluding any

Loan
Party or

any of

its Affiliates)

in the

period such

expenditures are

made pursuant

to a

written
agreement; provided, that,

Unfinanced Capital Expenditures

shall exclude BRP/Navistar

Project
Cap Ex incurred on or prior to December 31, 2022.

"United States"

or "US"

or "U.S."

means the United States of America.
"Unused Line

Fee" has

the meaning

specified therefor

in Section

2.10(b) of

this
Agreement.
"U.S. Special Resolution

Regimes" has the

meaning specified therefor

in Section
17.15 of this Agreement.
"Voidable

Transfer"

has the

meaning specified

therefor in

Section 17.8

of this
Agreement.
"Wells Fargo

"

means Wells

Fargo Bank, National Association, a national

banking
association.
"Withdrawal Liability"

means liability with

respect to a

Multiemployer Plan as

a
result of a

complete or partial

withdrawal from such

Multiemployer Plan, as

such terms are

defined
in Part I of Subtitle E of Title IV of ERISA.
"Write-Down and Conversion Powers" means, with

respect to any EEA

Resolution
Authority, the write-down and conversion powers of such EEA

Resolution Authority from time to
time under the

Bail-In Legislation for

the applicable

EEA Member Country,

which write

-down
and conversion powers are described in the EU Bail-In Legislation Schedule.
1.2.

Accounting Terms
.

All accounting terms not specifically defined herein shall
be construed in accordance with GAAP; provided, that if Administrative Borrower notifies Agent that Borrowers

request an

amendment to

any provision

hereof to

eliminate the

effect of

any
Accounting Change occurring after the Closing Date

or in the application thereof on

the operation
of such provision (or if Agent

notifies Administrative Borrower that the Required

Lenders request
an amendment to any provision hereof for such purpose),

regardless of whether any such notice is
given before

or after

such Accounting

Change or

in the

application thereof,

then Agent

and
Borrowers agree

that they

will negotiate

in good

faith amendments

to the

provisions of

this
Agreement that

are directly

affected by

such Accounting

Change with

the intent

of having

the
respective positions

of the

Lenders and

Borrowers after

such Accounting

Change conform

as
nearly as possible to their respective

positions immediately before such Accounting Change

took
effect and,

until any

such amendments

have been

agreed upon

and agreed

to by

the Required
Lenders, the provisions

in this

Agreement shall be

calculated as if

no such Accounting

Change
had occurred.

When used

herein, the

term "financial

statements" shall

include the

notes and
schedules thereto. Whenever the term

"Borrowers" is used in respect

of a financial covenant or

a
related definition,

it shall

be understood

to mean

the Loan

Parties and

their Subsidiaries

on a
consolidated basis, unless the context clearly

requires otherwise.

Notwithstanding anything to the
contrary contained herein, (a)

all financial statements delivered

hereunder shall be

prepared, and
all financial covenants contained

herein shall be calculated,

without giving effect

to any election
under the Statement of Financial Accounting Standards Board's Accounting Standards
Codification Topic

825 (or

any similar

accounting principle)

permitting a

Person to

value its
financial liabilities or Indebtedness

at the fair value

thereof, and (b) the term

"unqualified opinion"
as used herein

to refer to

opinions or reports

provided by accountants

shall mean an

opinion or
report that is (i) unqualified, and (ii) does not include any explanation, supplemental comment, or other comment concerning the

ability of the applicable

Person to continue

as a going concern

or
concerning the scope of the audit.
1.3.

Code; PPSA
.

Any terms

used in

this Agreement

that are

defined in

(a) the
Code shall

be construed

and defined

as set

forth in

the Code

unless otherwise

defined herein;
provided, that to the

extent that the Code

is used to define

any term herein and

such term is defined
differently in different

Articles of the Code,

the definition of such

term contained in Article

9 of
the Code shall govern,

and (b) the PPSA shall

be construed and defined

as set forth in

the PPSA
unless otherwise defined

herein when used in

relation to Collateral

subject to the

PPSA.

Notwithstanding the

foregoing, and

where the

context so

requires, (i)

any term

defined in

this
Agreement by reference to the "Code", the "UCC"

or the "Uniform Commercial Code" shall also
have any extended,

alternative or analogous

meaning given to

such term in

applicable Canadian
personal property

security and

other laws

(including, without

limitation, the

PPSA, the
Bills of
Exchange Act

(Canada) and

the
Depository Bills

and Notes

Act

(Canada)), in

all cases

for the
extension, preservation or betterment of the security and

rights of the Collateral, (ii) all references
in this Agreement

to "Article 8"

shall be deemed

to refer also

to applicable Canadian

securities
transfer laws (including,

without limitation, the

STA), (iii)

all references in

this Agreement to

a
financing statement, continuation statement,

amendment or termination statement

shall be deemed
to refer also

to the analogous

documents used under

the PPSA, (iv)

all references to

the United
States of America,

or to any

subdivision, department, agency

or instrumentality thereof

shall be
deemed to

refer also

to Canada,

or to

any subdivision,

department, agency

or instrumentality
thereof, and (v) all references

to federal or state

securities law of the

United States shall be

deemed
to refer also to analogous federal (where applicable) and provincial securities laws in Canada.
1.4.

Construction
.

Unless the context of this Agreement or any

other Loan
Document clearly requires

otherwise, references to

the plural include

the singular,

references to
the singular include the plural, the terms

"includes" and

"including" are not limiting, and the term
"or" has,

except where

otherwise indicated,

the inclusive

meaning represented

by the

phrase
"and/or."

The words "hereof,"

"herein," "hereby,"

"hereunder," and

similar terms in

this
Agreement or any other Loan

Document refer to this Agreement

or such other Loan Document, as
the case may

be, as a

whole and not

to any particular

provision of this

Agreement or such

other
Loan Document, as the case may

be.

Section, subsection, clause, schedule, and exhibit references herein are to

this Agreement unless

otherwise specified.

Any reference in

this Agreement or

in
any other Loan Document to any agreement, instrument, or

document shall include all alterations,
amendments, changes, extensions, modifications, renewals, replacements,

substitutions, joinders,
and supplements, thereto and thereof,

as applicable (subject to any restrictions

on such alterations,
amendments, changes, extensions, modifications, renewals, replacements,

substitutions, joinders,
and supplements set

forth herein).

The words "asset"

and "property" shall

be construed to

have
the same

meaning and

effect and

to refer

to any

and all

tangible and

intangible assets

and
properties.

All references to "province" or

like terms shall include "territory"

and like terms.

Any
reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (a) the payment or repayment in full in immediately available funds
of (i)

the principal

amount of,

and interest

accrued and

unpaid with

respect to,

all outstanding
Loans, together with

the payment of any

premium applicable to the

repayment of the Loans,

(ii) all
Lender Group Expenses that have accrued and are unpaid regardless of whether demand has been made therefor,

and (iii) all fees

or charges that

have accrued hereunder

or under any

other Loan
Document (including the Letter of Credit Fee and the Unused Line Fee) and are unpaid, (b) in the case of contingent reimbursement obligations

with respect to Letters

of Credit, providing Letter of
Credit Collateralization, (c)

in the case

of obligations with

respect to Bank

Products (other than
Hedge Obligations), providing

Bank Product Collateralization,

(d) the receipt

by Agent of

cash
collateral in

order to

secure any

other contingent

Obligations for

which a

claim or

demand for
payment has been made on or

prior to such time or in

respect of matters or circumstances known
to Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including

attorneys' fees and

legal expenses), such

cash collateral to be

in such amount
as Agent

reasonably determines

is appropriate

to secure

such contingent

Obligations, (e)

the
payment or repayment in full

in immediately available funds of all

other outstanding Obligations
(including the

payment of

any termination

amount then

applicable (or

which would

or could
become applicable as a result

of the repayment of

the other Obligations) under Hedge

Agreements
provided by Hedge

Providers) other

than (i)

unasserted contingent

indemnification Obligations,
(ii) any Bank Product Obligations

(other than Hedge Obligations)

that, at such time,

are allowed
by the applicable

Bank Product Provider to

remain outstanding without being

required to be repaid
or cash

collateralized, and

(iii) any Hedge

Obligations that,

at such

time, are

allowed by

the
applicable Hedge Provider to remain

outstanding without being required

to be repaid, and (f)

the
termination of all of

the Commitments of

the Lenders.

Any reference herein to

any Person shall
be construed

to include

such Person's

successors and

assigns.

Any requirement

of a

writing
contained herein or in

any other Loan Document

shall be satisfied by

the transmission of a

Record.
1.5.

Time References
.

Unless the

context of

this Agreement

or any

other Loan
Document clearly requires otherwise,

all references to

time of day refer

to Central standard time
or Central daylight saving time, as in effect

in Chicago, Illinois on such day.

For purposes of the
computation of a

period of time

from a specified

date to a

later specified date,

unless otherwise
expressly provided, the word

"from" means "from and

including" and the words

"to" and "until"
each means

"to and

including"; provided,

that with

respect to

a computation

of fees

or interest
payable to Agent or any Lender, such period shall in any event consist of at least one full day.
1.6.

Schedules and

Exhibits
.

All of

the schedules

and exhibits

attached to

this
Agreement shall be deemed incorporated herein by reference.
1.7.

Divisions
.

For all purposes under

the Loan Documents, in connection

with any
division or

plan of

division under

Delaware law

(or any

comparable event

under a

different
jurisdiction's laws): (a) if any asset,

right, obligation or liability of any Person

becomes the asset,
right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person

to the subsequent Person,

and (b) if any

new Person comes into

existence,
such new Person shall

be deemed to have

been organized on

the first date of

its existence by the
holders of its Equity Interests at such time.
1.8.

Exchange Rates;

Currency Equivalents;

Applicable Currency
.

For
purposes of this

Agreement and the

other Loan Documents, the

Dollar Equivalent of

the Revolving
Loans, Letters

of Credit,

other Obligations

and other

references to

amounts denominated

in a
currency other than US

Dollars shall be determined

in accordance with the

terms of this
Agreement.

Such US Dollar

Equivalent shall become

effective as of

such Revaluation Date

for
such Revolving

Loans, Letters

of Credit

and other

Obligations and

shall be

the US

Dollar
Equivalent employed in converting any

amounts between the applicable currencies

until the next
Revaluation Date

to occur

for such

Revolving Loans,

Letters of

Credit and

other Obligations.

Except as

otherwise expressly

provided herein

or in

the applicable

other Loan

Document, the
applicable amount of any currency for purposes of this Agreement and the other Loan Documents
(including all

calculations in

connection with

the covenants,

including the

financial covenants)
shall be the US Dollar Equivalent thereof, and

for the purpose of such calculations,

comparisons,
measurements or determinations, amounts denominated in

currencies other than US Dollars shall
be converted into the

US Dollar Equivalent of

such amount on the

date of calculation, comparison,
measurement or

determination.

Notwithstanding the

foregoing, for

the purposes

of financial
statements and any components

of the financial covenant

contained in Section 7)

derived
therefrom, in

each case

prepared by

Borrowers, the

US Dollar

Equivalent of

each amount

in a
currency other than US Dollars shall be determined in accordance with GAAP.
1.9.

Quebec Interpretation
.

For all purposes

of any

assets, liabilities

or entities
located in

the Province

of Quebec

and for

all purposes

pursuant to

which the

interpretation or
construction of this Agreement may be subject to the laws

of the Province of Quebec or a court or
tribunal exercising jurisdiction

in the

Province of

Quebec, (a)

"personal property"

shall include
"movable property",

(b) "real property"

shall include

"immovable property",

(c) "tangible
property" shall include

"corporeal property", (d)

"intangible property" shall

include "incorporeal
property", (e) "security interest", "mortgage"

and "lien" shall include

a "hypothec", "prior claim"
and a "resolutory

clause", (f) all

references to filing,

registering or recording

under the Code

or
PPSA shall include publication under the Civil Code of Quebec, (g) all references to

"perfection"
of or "perfected" liens

or security interest shall

include a reference to

an "opposable" or "set

up"
lien or security interest as against third parties, (h) any "right of offset", "right of setoff' or similar expression shall

include a "right

of compensation",

(i) "goods" shall

include corporeal movable
property" other than

chattel paper,

documents of

title, instruments,

money and securities,

(j) an
"agent" shall

include a

"mandatary", (k)

"construction liens"

shall include

"legal hypothecs",
(l) "joint and several" shall include

solidary, (m) "gross negligence or willful misconduct" shall be
deemed to be "intentional or

gross fault", (n) "beneficial ownership" shall

include "ownership on
behalf of

another as

mandatary", (o)

"easement" shall

include "servitude",

(p) "priority" shall
include "prior

claim", (q)

"survey" shall

include "certificate

of location

and plan",

and (r)

"fee
simple title" shall include "absolute ownership."

2.

LOANS AND TERMS OF PAYMENT.
2.1.

Revolving Loans .
(a)

Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each

Revolving Lender agrees (severally,

not jointly or jointly

and severally)
to make revolving

loans in

Dollars ("Revolving Loans")

to Borrowers in

an amount

at any one
time outstanding not to exceed the lesser of :
(i)

such Lender's Revolver Commitment, or
(ii)

such Lender's Pro Rata Share of an amount equal to the lesser of:
(A)

the amount

equal to

(1) the Maximum

Revolver Amount,
less

(2) the sum of

(y) the Letter of

Credit Usage

at such time,
plus

(z) the principal amount

of
Swing Loans outstanding at such time, and

(B)

the amount equal to

(1) the Borrowing Base as of

such date
(based upon

the most

recent Borrowing

Base Certificate

delivered by

Borrowers to

Agent, as
adjusted for Reserves established by Agent in accordance with Section 2.1(c)), less

(2) the sum of
(x) the Letter of

Credit Usage

at such

time,
plus

(y) the principal

amount of

Swing Loans
outstanding at such time.
(b)

Amounts borrowed pursuant to this Section 2.1 may

be repaid and, subject
to the

terms and

conditions of

this Agreement,

reborrowed at

any time

during the

term of

this
Agreement.

The outstanding

principal amount

of the

Revolving Loans,

together with

interest
accrued and

unpaid thereon,

shall constitute

Obligations and

shall be

due and

payable on

the
Maturity Date or, if earlier, on the date on

which they otherwise become

due and payable pursuant
to the terms of this Agreement.
(c)

Anything to

the contrary

in this

Section 2.1

notwithstanding, Agent shall
have the right

(but not the

obligation) at any

time, in the

exercise of its

Permitted Discretion, to
establish and

increase or

decrease Reserves

and against

the Borrowing

Base or

the Maximum
Revolver Amount.

The amount

of any

Reserve established

by Agent,

and any

changes to

the
eligibility criteria

set forth

in the

definitions of

Eligible Accounts,

Eligible Inventory,

Eligible
M&E, and Eligible

Real Property shall

have a reasonable

relationship to the event,

condition, other
circumstance, or

fact that

is the

basis for

such reserve

or change

in eligibility

and shall

not be
duplicative of any other reserve established and currently maintained or eligibility criteria.

2.2.

Term

Loans
.

(a)

Subject to the

terms and conditions

of this Agreement,

(i) on the

Closing
Date each Lender with a

M/E Term Loan Commitment agrees (severally, not jointly or jointly and severally) to

make term

loans (collectively,

the "Initial

M/E Term

Loan") to

Borrowers in

an
amount equal

to the

lesser of

(a) such L

ender's M/E

Term Loan

Commitment, and

(b) such
Lender's Pro

Rata Share

of the

lesser of

(x) the M/E

Term Loan

Amount and

(y) the M&E
Borrowing Base and

(ii) after the

Closing Date and

prior to April

27, 2022 and

subject to the

receipt
by Agent of an Acceptable Appraisal with respect to the

Eligible M&E after the Closing Date and
within three months

prior to the

date of the funding

of the Additional

M/E Term Loan, each Lender
with an

M/E Term

Loan Commitment

agrees (severally,

not jointly

or jointly

and severally)

to
make a single additional term loan (the "Additional M/E Term Loan") to Borrowers in an amount equal to the

lesser of (a)

such Lender's M/E Term Loan

Commitment less the outstanding

principal
amount of the Initial M/E Term

Loan held by such Lender,

and (b) such Lender's Pro Rata

Share
of the

lesser of

(x) the Additional

M/E Term

Loan Amount

and (y)

the M&E

Borrowing Base
(based upon the then

most recently received Acceptable

Appraisal of Eligible M/E)

less the then
outstanding principal balance of the Initial M/E Term Loan.

The principal of the M/E Term Loan
shall be repaid on the following dates and in the following amounts:

Date
Installment Amount
(prior to funding of the
Additional M/E Term
Loan)
Installment Amount
(after the funding of
the Additional M/E
Term Loan)
November 30, 2020 and
the last day of each
month through and
including November 30,
2024
$86,785.71 1/84th of the principal
amount of the M/E
Term Loan
immediately after the
funding of the
Additional M/E Term
Loan

The outstanding unpaid

principal balance and

all accrued and

unpaid interest

on the M/E

Term
Loan shall be due

and payable on

the earlier of (x)

the Maturity Date,

and (y) the date

on which
the M/E Term Loan otherwise becomes due and payable pursuant to the terms of this Agreement.

Any principal

amount of

the M/E

Term Loan

that is

repaid or

prepaid may

not be

reborrowed
except as expressly provided by clause (ii)

above with respect to the Additional

M/E Term

Loan.

All principal of,

interest on,

and other amounts

payable in

respect of

the M/E

Term Loan

shall
constitute Obligations hereunder.
(b)

Subject to the terms and conditions of this Agreement, on the Closing Date each Lender

with a

R/E Term

Loan Commitment

agrees (severally,

not jointly

or jointly

and
severally) to

make term

loans (collectively,

the "R/E

Term Loan")

to Borrowers

in an

amount
equal to the

lesser of (a)

such Lender's R/E

Term Loan

Commitment, and (b)

such Lender's Pro
Rata Share of the lesser

of (i) the R/E Term Loan Amount and (ii) the R/E Borrowing

Base (based
upon the R/E Borrowing Base Certificate

delivered by Borrowers to Agent

on the Closing Date).

The principal of

the R/E Term

Loan shall be

repaid on the

following dates and

in the following
amounts:
Date Installment Amount
November 30, 2020 and the last
day of each month through and
including November 30, 2024
$113,095.24

The outstanding

unpaid principal

balance and all

accrued and unpaid

interest on

the R/E

Term
Loan shall be

due and payable

on the earlier

of (i) the Maturity

Date, and (ii)

the date on

which
the R/E Term

Loan otherwise becomes due and payable pursuant

to the terms of this Agreement.

Any principal amount of the R/E Term Loan that is repaid or prepaid may not be reborrowed.

All
principal of,

interest on,

and other

amounts payable

in respect

of the

R/E Term

Loan shall
constitute Obligations hereunder.

2.3.

Borrowing Procedures and Settlements .
(a)

Procedure for Borrowing Revolving Loans and Term

Loans
.

(i)

Each Borrowing shall

be made by

a written request

by an Authorized
Person delivered to Agent (which may be delivered through Agent's electronic platform or portal)
and received by

Agent no later

than 1:00 p.m.

(i) on the Business

Day that is the

requested Funding
Date in the case of a request for a

Swing Loan, (ii) on the Business Day that

is one Business Day
prior to the requested Funding Date in

the case of a request for a Base

Rate Loan, and (iii) on the
Business Day that

is three Business

Days prior to

the requested Funding

Date in the

case of all
other requests, specifying (A) the amount of such Borrowing,

and (B) the requested Funding Date
(which shall be a

Business Day); provided, that

Agent may,

in its sole

discretion, elect to accept
as timely

requests that

are received

later than

1:00 p.m.

on the

applicable Business

Day.

All
Borrowing requests which are not

made on-line via Agent's electronic

platform or portal shall be
subject to (and

unless Agent elects

otherwise in the

exercise of its sole

discretion, such Borrowings
shall not be made until the

completion of) Agent's authentication process (with

results satisfactory
to Agent) prior to the funding of any such requested Revolving Loan.
(ii)

The Additional M/E Term

Loan shall be made by

a written request
by an Authorized Person delivered to Agent and received by Agent no later than 3:00

p.m. on the
Business Day that

is 10 days

prior to the

requested Funding Date,

specifying (A) the amount

of
the Additional M/E

Term Loan,

and (B) the requested

Funding Date (which

shall be a

Business
Day).

(b)

Making of Swing Loans
.

In the case of a Revolving

Loan and so long as
any of (i)

the aggregate amount

of Swing Loans

made since the

last Settlement

Date,
minus

all
payments or other amounts

applied to Swing Loans

since the last Settlement

Date,
plus

the amount
of the

requested Swing

Loan does

not exceed

$2,500,000, or

(ii) Swing Lender,

in its

sole
discretion, agrees to make a Swing Loan

notwithstanding the foregoing limitation, Swing Lender
shall make a Revolving

Loan (any such Revolving

Loan made by Swing

Lender pursuant to this
Section 2.3(b) being referred to

as a "Swing Loan" and

all such Revolving Loans being

referred to
as "Swing Loans") available to Borrowers on the

Funding Date applicable thereto by transferring
immediately available funds in

the amount of such

Borrowing to the Designated

Account.

Each
Swing Loan shall

be deemed to be

a Revolving Loan

hereunder and shall

be subject to all

the terms
and conditions (including Section

3) applicable to

other Revolving Loans,

except that all payments
(including interest)

on any

Swing Loan

shall be

payable to

Swing Lender

solely for

its own
account.

Subject to the

provisions of Section

2.3(d)(ii), Swing Lender

shall not make

and shall
not be obligated

to make any

Swing Loan if

Swing Lender has

actual knowledge that

(i) one or
more of

the applicable

conditions precedent

set forth

in Section

3 will

not be

satisfied on

the
requested Funding

Date for

the applicable

Borrowing, or

(ii) the requested

Borrowing would
exceed the Availability

on such Funding

Date.

Swing Lender shall

not otherwise be

required to
determine whether the

applicable conditions precedent

set forth in

Section 3 have

been satisfied
on the Funding Date applicable thereto prior to

making any Swing Loan.

The Swing Loans shall
be secured by Agent's Liens, constitute Revolving Loans and Obligations, and bear interest at the
rate applicable from time to time to Revolving Loans that are Base Rate Loans.

(c)

Making of Revolving Loans .
(i)

In the

event that

Swing Lender

is not

obligated to

make a

Swing
Loan, then

after receipt

of a

request for

a Borrowing

pursuant to

Section 2.3(a)(i),

Agent shall
notify the Lenders by

telecopy, telephone,

email, or other electronic

form of transmission, of

the
requested Borrowing; such notification to be

sent on the Business Day that is

(A) in the case of a
Base Rate Loan, at least one Business Day prior to the requested Funding Date, or (B) in the case of a

LIBOR Rate

Loan, prior

to 1:00

p.m. at

least three

Business Days

prior to

the requested
Funding Date.

If Agent has notified

the Lenders of

a requested Borrowing on

the Business Day
that is one

Business Day prior

to the Funding

Date, then each

Lender shall make

the amount of
such Lender's

Pro Rata

Share of

the requested

Borrowing available

to Agent

in immediately
available funds,

to Agent's

Account, not

later than

12:00 p.m.

on the

Business Day

that is

the
requested Funding Date.

After Agent's receipt of the proceeds of such Revolving Loans from the
Lenders, Agent shall make the proceeds thereof available to Borrowers on the applicable Funding
Date by transferring immediately available funds equal to such proceeds received by Agent to the
Designated Account; provided, that subject to the provisions of Section 2.3(d)(ii), no Lender shall
have an obligation

to make any

Revolving Loan, if

(1) one or more

of the applicable

conditions
precedent set

forth in

Section 3

will not

be satisfied

on the

requested Funding

Date for

the
applicable Borrowing

unless such

condition has

been waived,

or (2)

the requested

Borrowing
would exceed the Availability on such Funding Date.
(ii)

Unless Agent receives notice

from a Lender prior

to 11:30 a.m.

on
the Business Day that is the

requested Funding Date relative to a

requested Borrowing as to which
Agent has notified the Lenders of

a requested Borrowing that such Lender

will not make available
as and when required

hereunder to Agent for

the account of Borrowers

the amount of that

Lender's
Pro Rata Share of

the Borrowing, Agent may

assume that each Lender

has made or will

make such
amount available to

Agent in immediately

available funds on

the Funding Date

and Agent may
(but shall not

be so required),

in reliance upon

such assumption, make

available to Borrowers

a
corresponding amount.

If, on the requested Funding Date, any Lender shall not have remitted the full amount that

it is required

to make available

to Agent in

immediately available funds

and if
Agent has made

available to Borrowers

such amount on

the requested Funding

Date, then such
Lender shall

make the

amount of

such Lender's

Pro Rata

Share of

the requested

Borrowing
available to Agent in

immediately available funds, to Agent's

Account, no later than

12:00 p.m. on
the Business Day that

is the first

Business Day after

the requested Funding Date

(in which case,
the interest accrued on such Lender's portion of such Borrowing for the Funding Date shall be for
Agent's separate account).

If any Lender shall not remit

the full amount that it is required

to make
available to Agent in

immediately available funds as

and when required hereby

and if Agent has
made available

to Borrowers

such amount,

then that

Lender shall

be obligated

to immediately
remit such amount to

Agent, together with interest

at the Defaulting Lender

Rate for each day

until
the date on

which such amount

is so remitted.

A notice submitted

by Agent to

any Lender with
respect to amounts owing under

this Section 2.3(c)(ii) shall

be conclusive, absent manifest

error.

If the amount that a Lender is required

to remit is made available to Agent,

then such payment to
Agent shall constitute such Lender's

Revolving Loan for all

purposes of this Agreement.

If such
amount is not

made available to

Agent on the

Business Day following

the Funding Date,

Agent
will notify Administrative Borrower of such

failure to fund and, upon

demand by Agent,
Borrowers shall pay such amount to Agent for

Agent's account, together with interest thereon for

each day elapsed since

the date of such

Borrowing, at a rate
per annum

equal to the

interest rate
applicable at the time to the Revolving Loans composing such Borrowing.
(d)

Protective Advances and Optional Overadvances .
(i)

Any contrary provision

of this Agreement

or any other

Loan
Document notwithstanding (but subject to

Section 2.3(d)(iv)), at any

time (A) after the occurrence
and during

the continuance

of a

Default or

an Event

of Default,

or (B)

that any

of the

other
applicable conditions precedent set forth in Section 3 are not satisfied, Agent hereby is authorized
by Borrowers and

the Lenders, from

time to time,

in Agent's sole

discretion, to make

Revolving
Loans to, or for

the benefit of, Borrowers,

on behalf of the

Revolving Lenders, that Agent,

in its
Permitted Discretion, deems necessary

or desirable (1) to preserve or

protect the Collateral, or any
portion thereof, or

(2) to enhance the

likelihood of repayment

of the Obligations

(other than the
Bank Product

Obligations) (the

Revolving Loans

described in

this Section

2.3(d)(i) shall

be
referred to as "Protective Advances").

(ii)

Any contrary provision

of this Agreement

or any other

Loan
Document notwithstanding, the Lenders

hereby authorize Agent or

Swing Lender, as

applicable,
and either

Agent or

Swing Lender,

as applicable,

may, but

is not

obligated to,

knowingly and
intentionally, continue

to make

Revolving Loans

(including Swing

Loans) to

Borrowers
notwithstanding that

an Overadvance

exists or

would be

created thereby,

so long

as (A)

after
giving effect

to such

Revolving Loans,

the outstanding

Revolver Usage

does not

exceed the
Borrowing Base by more

than 10% of the

Borrowing Base, and (B)

subject to Section

2.3(d)(iv)
below, after

giving effect

to such Revolving

Loans, the outstanding

Revolver Usage (except

for
and excluding amounts charged to

the Loan Account for

interest, fees, or Lender

Group Expenses)
does not exceed

the Maximum Revolver

Amount.

In the event Agent

obtains actual knowledge
that the Revolver

Usage exceeds the

amounts permitted by

this Section 2.3(d),

regardless of the
amount of, or reason

for, such excess,

Agent shall notify the

Lenders as soon as

practicable (and
prior to

making any

(or any

additional) intentional

Overadvances (except

for and

excluding
amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value, in which case Agent may

make such

Overadvances and provide

notice as promptly

as practicable
thereafter), and the

Lenders with Revolver

Commitments thereupon

shall, together with

Agent,
jointly determine the terms of

arrangements that shall be implemented

with Borrowers intended to
reduce, within

a reasonable

time, the

outstanding principal

amount of

the Revolving

Loans to
Borrowers to an

amount permitted by

the preceding sentence.

In such circumstances,

if any Lender
with a

Revolver Commitment

objects to

the proposed

terms of

reduction or

repayment of

any
Overadvance, the terms of reduction

or repayment thereof shall be implemented

according to the
determination of the Required Lenders.

The foregoing provisions are meant for the benefit of the
Lenders and

Agent and

are not

meant for

the benefit

of Borrowers,

which shall

continue to

be
bound by the provisions of Section 2.4(e)(1).

(iii)

Each Protective Advance and

each Overadvance (each, an
"Extraordinary Advance")

shall be

deemed to

be a

Revolving Loan

hereunder, except

that no
Extraordinary Advance shall

be eligible to

be a LIBOR

Rate Loan.

Prior to

Settlement of

any
Extraordinary Advance,

all payments

with respect

thereto, including

interest thereon,

shall be
payable to Agent solely

for its own

account.

Each Revolving Lender

shall be obligated

to settle

with Agent as provided in Section 2.3(e) (or Section 2.3(g), as applicable) for the amount of such
Lender's Pro

Rata Share

of any

Extraordinary Advance.

The Extraordinary

Advances shall

be
repayable on

demand, secured

by Agent's

Liens, constitute

Obligations hereunder,

and bear
interest at the rate applicable

from time to time to

Revolving Loans that are Base

Rate Loans.

The
provisions of

this Section

2.3(d) are

for the

exclusive benefit

of Agent,

Swing Lender,

and the
Lenders and are not intended to benefit Borrowers (or any other Loan Party) in any way.
(iv)

Notwithstanding anything contained in this Agreement or any other
Loan Document

to the

contrary, no

Extraordinary Advance

may be

made by

Agent if

such
Extraordinary Advance

would cause

the aggregate

Revolver Usage

to exceed

the Maximum
Revolver Amount or any Lender's Pro Rata Share of the Revolver Usage to

exceed such Lender's
Revolver Commitments; provided that Agent may make Extraordinary Advances in excess of the foregoing limitations so

long as such Extraordinary

Advances that cause

the aggregate Revolver
Usage to exceed

the Maximum Revolver

Amount or a

Lender's Pro Rata

Share of the

Revolver
Usage to exceed such Lender's

Revolver Commitments are for Agent's

sole and separate account
and not for the account

of any Lender.

No Lender shall have an

obligation to settle with Agent

for
such Extraordinary Advances

that cause the

aggregate Revolver Usage

to exceed the

Maximum
Revolver Amount or

a Lender's Pro

Rata Share of

the Revolver Usage

to exceed such

Lender's
Revolver Commitments as provided in Section 2.3(e) (or Section 2.3(g), as applicable).
(e)

Settlement
.

It is agreed that

each Lender's funded portion

of the Revolving
Loans is

intended by

the Lenders

to equal,

at all

times, such

Lender's Pro

Rata Share

of the
outstanding Revolving Loans.

Such agreement notwithstanding,

Agent, Swing Lender,

and the
other Lenders agree

(which agreement shall

not be for

the benefit of

Borrowers) that in

order to
facilitate the administration of

this Agreement and the

other Loan Documents, settlement

among
the Lenders as to

the Revolving Loans (including

Swing Loans and Extraordinary

Advances) shall
take place on a periodic basis in accordance with the following provisions:
(i)

Agent shall request settlement ("Settlement") with the Lenders on a weekly basis, or

on a more frequent

basis if so

determined by Agent in

its sole discretion

(1) on
behalf of Swing Lender,

with respect to the

outstanding Swing Loans, (2)

for itself, with

respect
to the outstanding Extraordinary

Advances, and (3) with

respect to any Loan

Party's or any

of their
Subsidiaries' payments or other

amounts received, as to

each by notifying the

Lenders by telecopy,
telephone, or other similar form

of transmission, of such requested

Settlement, no later than 4:00
p.m. on the Business Day immediately

prior to the date of

such requested Settlement (the date of
such requested Settlement

being the "Settlement

Date").

Such notice of

a Settlement Date

shall
include a

summary statement

of the

amount of

outstanding Revolving

Loans (including

Swing
Loans and Extraordinary Advances) for the period since the prior Settlement Date.

Subject to the
terms and

conditions contained

herein (including

Section 2.3(g)):

(y) if

the amount

of the
Revolving Loans (including Swing Loans and Extraordinary Advances) made by a Lender that is
not a Defaulting Lender exceeds such Lender's Pro Rata Share of the Revolving Loans (including
Swing Loans and Extraordinary Advances)

as of a Settlement Date,

then Agent shall, by no

later
than 2:00

p.m. on

the Settlement

Date, transfer

in immediately

available funds

to a

Deposit
Account of such

Lender (as such Lender

may designate), an

amount such that

each such Lender
shall, upon

receipt of

such amount,

have as

of the

Settlement Date,

its Pro

Rata Share

of the
Revolving Loans (including Swing Loans and

Extraordinary Advances), and (z) if

the amount of
the Revolving Loans (including

Swing Loans and Extraordinary

Advances) made by a

Lender is

less than

such Lender's

Pro Rata

Share of

the Revolving

Loans (including

Swing Loans

and
Extraordinary Advances) as of a Settlement Date, such Lender shall no later than 2:00 p.m. on the
Settlement Date transfer in immediately available funds

to Agent's Account, an amount such

that
each such Lender shall, upon transfer of such

amount, have as of the Settlement Date, its Pro

Rata
Share of

the Revolving

Loans (including

Swing Loans

and Extraordinary

Advances).

Such
amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against

the amounts

of the

applicable Swing

Loans or

Extraordinary Advances

and,
together with

the portion

of such

Swing Loans

or Extraordinary

Advances representing

Swing
Lender's Pro Rata

Share thereof, shall

constitute Revolving Loans

of such Lenders.

If any such
amount is not made available to

Agent by any Lender on the Settlement

Date applicable thereto to
the extent

required by

the terms

hereof, Agent

shall be

entitled to

recover for

its account

such
amount on demand from

such Lender together with

interest thereon at the

Defaulting Lender Rate.
(ii)

In determining whether a

Lender's balance of the

Revolving Loans
(including Swing Loans and

Extraordinary Advances) is

less than, equal

to, or greater

than such
Lender's Pro

Rata Share

of the

Revolving Loans

(including Swing

Loans and

Extraordinary
Advances) as of a

Settlement Date, Agent shall,

as part of the

relevant Settlement, apply to

such
balance the portion

of payments actually

received in good

funds by Agent

with respect to

principal,
interest, fees

payable by

Borrowers and

allocable to

the Lenders

hereunder, and

proceeds of
Collateral.
(iii)

Between Settlement Dates,

Agent, to the

extent Extraordinary
Advances or Swing Loans

are outstanding, may pay

over to Agent or

Swing Lender, as applicable,
any payments

or other

amounts received

by Agent,

that in

accordance with

the terms

of this
Agreement would

be applied

to the

reduction of

the Revolving

Loans, for

application to

the
Extraordinary Advances

or Swing

Loans.

Between Settlement

Dates, Agent,

to the

extent no
Extraordinary Advances

or Swing

Loans are

outstanding, may

pay over

to Swing

Lender any
payments or other

amounts received by

Agent, that in accordance

with the terms of

this Agreement
would be applied to

the reduction of the

Revolving Loans, for application

to Swing Lender's Pro
Rata Share of the Revolving Loans.

If, as of any Settlement Date,

payments or other amounts of
the Loan Parties

or their

Subsidiaries received since

the then immediately

preceding Settlement
Date have been

applied to Swing

Lender's Pro Rata

Share of the

Revolving Loans other

than to
Swing Loans, as

provided for in

the previous sentence, Swing

Lender shall pay to

Agent for the
accounts of the

Lenders, and Agent

shall pay to

the Lenders (other

than a

Defaulting Lender if
Agent has implemented the provisions of Section

2.3(g)), to be applied to the outstanding
Revolving Loans of

such Lenders, an

amount such that

each such Lender

shall, upon receipt

of
such amount, have, as

of such Settlement Date,

its Pro Rata Share

of the Revolving Loans.

During
the period

between Settlement

Dates, Swing

Lender with

respect to

Swing Loans,

Agent with
respect to Extraordinary

Advances, and each

Lender with respect

to the Revolving

Loans other
than Swing Loans and

Extraordinary Advances, shall be

entitled to interest at

the applicable rate
or rates payable under this

Agreement on the daily amount

of funds employed by Swing

Lender,
Agent, or the Lenders, as applicable.
(iv)

Anything in this

Section 2.3(e) to

the contrary notwithstanding,

in
the event that

a Lender is

a Defaulting Lender,

Agent shall be

entitled to refrain

from remitting
settlement amounts to

the Defaulting Lender and,

instead, shall be entitled

to elect to implement
the provisions set forth in Section 2.3(g).

(f)

Notation
.

Consistent with Section 13.1(h), Agent, as

a non-fiduciary agent
for Borrowers, shall

maintain a register

showing the principal

amount and stated

interest of the
Revolving Loans (and portion of the Term

Loan, as applicable), owing to each Lender,

including
the Swing Loans

owing to Swing

Lender, and Extraordinary

Advances owing to

Agent, and the
interests therein of each

Lender, from time

to time and such

register shall, absent manifest

error,
conclusively be presumed to be correct and accurate.
(g)

Defaulting Lenders .
(i)

Notwithstanding the

provisions of

Section 2.4(b)(iii),

Agent shall
not be obligated to transfer to a Defaulting Lender any

payments made by Borrowers to Agent for
the Defaulting

Lender's benefit

or any

proceeds of

Collateral that

would otherwise

be remitted
hereunder to the Defaulting Lender, and, in the absence of such transfer to the Defaulting Lender,
Agent shall

transfer any

such payments

(A) first,

to Agent

to the

extent of

any Extraordinary
Advances that were made by Agent and that were

required to be, but were not, paid by Defaulting
Lender, (B) second, to Swing

Lender to the extent of any Swing Loans

that were made by Swing
Lender and that

were required

to be,

but were

not, paid

by the

Defaulting Lender,

(C) third,

to
Issuing Bank, to the extent

of the portion of a

Letter of Credit Disbursement that

was required to
be, but was not, paid by

the Defaulting Lender, (D) fourth, to each Non-Defaulting Lender ratably in accordance with their Commitments

(but, in each case, only

to the extent that

such Defaulting
Lender's portion of a

Revolving Loan (or other

funding obligation) was funded

by such other Non-
Defaulting Lender),

(E) fifth,

in Agent's

sole discretion,

to a

suspense account

maintained by
Agent, the

proceeds of

which shall

be retained

by Agent

and ma

y

be made

available to

be re-
advanced to

or for

the benefit

of Borrowers

(upon the

request of

Borrowers and

subject to

the
conditions set forth in Section

3.2) as if such Defaulting

Lender had made its portion

of Revolving
Loans (or other funding obligations) hereunder, and (F) sixth, from and after the date on which all
other Obligations have been paid in full, to such Defaulting Lender in accordance with tier (L) of
Section 2.4(b)(iii).

Subject to

the foregoing,

Agent may

hold and,

in its

discretion, re-lend

to
Borrowers for the

account of such

Defaulting Lender the

amount of all

such payments received
and retained by

Agent for the

account of such

Defaulting Lender.

Solely for the

purposes of voting
or consenting to

matters with respect to

the Loan Documents

(including the calculation

of Pro Rata
Share in connection

therewith) and for

the purpose of

calculating the fee

payable under Section
2.10(b), such Defaulting Lender shall be deemed not to

be a "Lender" and such Lender's
Commitment shall be deemed to be zero;

provided, that the foregoing shall not apply

to any of the
matters governed by

Section 14.1(a)(i) through

(iii).

The provisions of

this Section 2.3(g)

shall
remain effective with respect

to such Defaulting Lender until

the earlier of (y)

the date on which
all of

the Non-Defaulting

Lenders, Agent,

Issuing Bank,

and Borrowers

shall have

waived, in
writing, the application of this Section

2.3(g) to such Defaulting Lender,

or (z) the date on which
such Defaulting Lender

makes payment of

all amounts

that it

was obligated to

fund hereunder,
pays to

Agent all

amounts owing

by Defaulting

Lender in

respect of

the amounts

that it

was
obligated to fund hereunder, and, if requested by Agent, provides adequate assurance of its ability to perform its future obligations hereunder

(on which earlier date, so long

as no Event of Default
has occurred and

is continuing, any remaining

cash collateral held

by Agent pursuant

to Section
2.3(g)(ii) shall

be released

to Borrowers).

The operation

of this

Section 2.3(g)

shall not

be
construed to increase or otherwise affect the Commitment

of any Lender, to relieve or

excuse the
performance by such Defaulting Lender or

any other Lender of its

duties and obligations
hereunder, or to

relieve or excuse the

performance by any Borrower

of its duties

and obligations

hereunder to

Agent, Issuing

Bank, or

to the

Lenders other

than such

Defaulting Lender.

Any
failure by

a Defaulting

Lender to

fund amounts

that it

was obligated

to fund

hereunder shall
constitute a

material breach

by such

Defaulting Lender

of this

Agreement and

shall entitle
Borrowers, at

their option,

upon written

notice to

Agent, to

arrange for

a substitute

Lender to
assume the

Commitment of

such Defaulting

Lender, such

substitute Lender

to be

reasonably
acceptable to

Agent.

In connection

with the

arrangement of

such a

substitute Lender,

the
Defaulting Lender shall

have no right

to refuse to

be replaced hereunder,

and agrees to

execute
and deliver a

completed form of Assignment

and Acceptance in

favor of the

substitute Lender (and
agrees that it

shall be deemed

to have executed

and delivered such

document if it

fails to do

so)
subject only

to being

paid its

share of

the outstanding

Obligations (other

than Bank

Product
Obligations, but including (1) all interest, fees, and other amounts that may be due and payable in respect thereof, and

(2) an assumption

of its Pro

Rata Share of

its participation in

the Letters of
Credit); provided, that any

such assumption of

the Commitment of

such Defaulting Lender shall
not be deemed to

constitute a waiver of

any of the Lender

Groups' or Borrowers' rights

or remedies
against any such

Defaulting Lender arising out

of or in relation

to such failure to

fund.

In the event
of a direct conflict

between the priority provisions

of this Section 2.3(g)

and any other provision
contained in this Agreement or

any other Loan Document, it

is the intention of the

parties hereto
that such provisions be read together and construed, to the fullest extent possible, to be in concert with each

other.

In the

event of

any actual,

irreconcilable conflict

that cannot

be resolved

as
aforesaid, the terms and provisions of this Section 2.3(g) shall control and govern.
(ii)

If any Swing Loan or Letter of Credit is outstanding at the time that a Lender becomes a Defaulting Lender then:
(A)

such Defaulting Lender's

Swing Loan Exposure

and Letter
of Credit

Exposure shall

be reallocated

among the

Non-Defaulting Lenders

in accordance

with
their respective Pro Rata Shares but only to the extent (x) the sum of all Non-Defaulting Lenders'
Pro Rata Share of

Revolver Usage
plus

such Defaulting Lender's Swing Loan

Exposure and Letter
of Credit

Exposure does

not exceed

the total

of all

Non-Defaulting Lenders'

Revolver
Commitments and (y) the conditions set forth in Section 3.2 are satisfied at such time;
(B)

if the reallocation

described in clause

(A) above cannot,

or
can only partially,

be effected, Borrowers

shall within one Business

Day following notice by

the
Agent (x) first, prepay such Defaulting Lender's Swing

Loan Exposure (after giving effect to any
partial reallocation pursuant to

clause (A) above), and

(y) second, cash

collateralize such
Defaulting Lender's

Letter of

Credit Exposure

(after giving

effect to

any partial

reallocation
pursuant to clause (A)

above), pursuant to a

cash collateral agreement to

be entered into in

form
and substance reasonably satisfactory to the

Agent, for so long as such

Letter of Credit Exposure
is outstanding; provided, that

Borrowers shall not be

obligated to cash collateralize any

Defaulting
Lender's Letter of Credit Exposure if such Defaulting Lender is also Issuing Bank;
(C)

if Borrowers cash collateralize

any portion of such
Defaulting Lender's Letter of Credit Exposure pursuant to

this Section 2.3(g)(ii), Borrowers shall
not be required

to pay any

Letter of Credit

Fees to Agent for

the account of

such Defaulting Lender
pursuant to

Section 2.6(b)

with respect

to such

cash collateralized

portion of

such Defaulting
Lender's Letter

of Credit

Exposure during

the period

such Letter

of Credit

Exposure is

cash
collateralized;

(D)

to the

extent the

Letter of

Credit Exposure

of the

Non-
Defaulting Lenders is reallocated pursuant to this Section 2.3(g)(ii), then the Letter of

Credit Fees
payable to the Non-Defaulting Lenders pursuant to Section 2.6(b) shall be adjusted in accordance with such Non-Defaulting Lenders' Letter of Credit Exposure;
(E)

to the

extent any Defaulting

Lender's Letter of

Credit
Exposure is

neither cash

collateralized nor

reallocated pursuant

to this

Section 2.3(g)(ii),

then,
without prejudice to any rights or remedies of Issuing Bank or any Lender hereunder, all Letter of
Credit Fees

that would

have otherwise

been payable

to such

Defaulting Lender

under Section
2.6(b) with respect

to such portion

of such Letter

of Credit Exposure

shall instead be

payable to
Issuing Bank

until such

portion of

such Defaulting

Lender's Letter

of Credit

Exposure is

cash
collateralized or reallocated;
(F)

so long

as any

Lender is

a Defaulting

Lender, the

Swing
Lender shall not

be required to

make any Swing

Loan and Issuing

Bank shall not

be required to
issue, amend, or

increase any Letter

of Credit, in

each case, to

the extent (x)

the Defaulting Lender's
Pro Rata

Share of

such Swing

Loans or

Letter of

Credit cannot

be reallocated

pursuant to

this
Section 2.3(g)(

ii), or

(y) the

Swing Lender

or Issuing

Bank, as

applicable, has

not otherwise
entered into

arrangements reasonably

satisfactory to the

Swing Lender or

Issuing Bank, as
applicable, and Borrowers to

eliminate the Swing Lender's

or Issuing Bank's risk

with respect to
the Defaulting Lender's participation in Swing Loans or Letters of Credit; and
(G)

Agent may release

any cash collateral

provided by
Borrowers pursuant to

this Section 2.3(g)(ii)

to Issuing Bank

and Issuing Bank

may apply any

such
cash collateral to the payment of such

Defaulting Lender's Pro Rata Share of any

Letter of Credit
Disbursement that is not

reimbursed by Borrowers pursuant to

Section 2.11(d).

Subject to Section
17.14, no

reallocation hereunder

shall constitute

a waiver

or release

of any

claim of

any party
hereunder against

a Defaulting

Lender arising

from that

Lender having

become a

Defaulting
Lender, including

any claim

of a

Non-Defaulting Lender

as a

result of

such Non-Defaulting
Lender's increased exposure following such reallocation.
(h)

Independent Obligations
.

All Revolving Loans (other than Swing Loans
and Extraordinary Advances) shall be

made by the Lenders contemporaneously

and in accordance
with their Pro Rata Shares.

It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to

make any Revolving Loan (or other extension of
credit) hereunder, nor shall

any Commitment of any Lender

be increased or decreased as

a result
of any failure by any other Lender to perform its

obligations hereunder, and (ii) no

failure by any
Lender to

perform its

obligations hereunder shall

excuse any

other Lender

from its

obligations
hereunder.
2.4.

Payments; Reductions of Commitments; Prepayments .
(a)

Payments by Borrowers .
(i)

(i) Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent's Account for the account of the Lender

Group and shall be
made in immediately

available funds, no

later than 3:30 p.m. on

the date specified

herein; provided

that, for

the avoidance

of doubt,

any payments

deposited into

a Controlled

Account shall

be
deemed not to

be received by Agent

on any Business Day

unless immediately available funds

have
been credited to Agent's

Account prior to 3:30

p.m. on such Business

Day.

Any payment received
by Agent in immediately available funds in Agent's Account later than 3:30 p.m. shall be deemed to have been received (unless Agent, in

its sole discretion, elects to credit it

on the date received)
on the following

Business Day and

any applicable interest

or fee shall

continue to accrue

until such
following Business Day.
(ii)

Unless Agent receives

notice from

Borrowers prior

to the

date on
which any payment

is due to

the Lenders that

Borrowers will not

make such payment

in full as
and when required, Agent may assume that Borrowers have made (or will make) such payment in
full to

Agent on

such date

in immediately

available funds

and Agent

may (but

shall not

be so
required), in reliance upon such

assumption, distribute to each Lender

on such due date an

amount
equal to

the amount

then due

such Lender.

If and

to the

extent Borrowers

do not

make such
payment in

full to

Agent on

the date

when due,

each Lender

severally shall

repay to

Agent on
demand such amount distributed

to such Lender,

together with interest thereon

at the Defaulting
Lender Rate for

each day from

the date such

amount is distributed

to such Lender

until the date
repaid.
(b)

Apportionment and Application .
(i)

So long as no Application Event has occurred

and is continuing and
except as otherwise provided herein

with respect to Defaulting Lenders,

all principal and interest
payments received

by Agent

shall be

apportioned ratably

among the

Lenders (according

to the
unpaid principal balance of

the Obligations to

which such payments

relate held by

each Lender)
and all payments of fees and expenses received by Agent (other than fees or expenses that are for
Agent's separate account or for the separate account of Issuing Bank) shall be apportioned ratably among the Lenders having a Pro Rata

Share of the type of Commitment or

Obligation to which a
particular fee or expense relates.
(ii)

Subject to Section

2.4(b)(v),

Section 2.4(d)(ii), and

Section 2.4(e),
all payments to

be made hereunder

by Borrowers shall be

remitted to Agent

and all such

payments,
and all proceeds of

Collateral received by Agent, shall

be applied, so long

as no Application Event
has occurred and is continuing and except

as otherwise provided herein with respect to

Defaulting
Lenders, to reduce the

balance of the Revolving

Loans outstanding and, thereafter,

to Borrowers
(to be wired

to the Designated Account)

or such other Person

entitled thereto under applicable

law.
(iii)

At any time

that an Application

Event has occurred

and is continuing
and except as otherwise

provided herein with respect to

Defaulting Lenders, all payments

remitted
to Agent and all proceeds of Collateral received by Agent shall be applied as follows:
(A)

first, to pay

any Lender Group

Expenses (including cost

or
expense reimbursements) or indemnities then due to Agent under the Loan Documents and to pay
interest and

principal on

Extraordinary Advances

that are

held solely by

Agent pursuant

to the
terms of Section 2.4(d)(iv), until paid in full,

(B)

second, to pay

any fees or

premiums then due

to Agent under
the Loan Documents, until paid in full,
(C)

third, to

pay interest

due in

respect of

all Protective
Advances, until paid in full,
(D)

fourth, to pay the principal of

all Protective Advances, until
paid in full,
(E)

fifth, ratably, to pay any Lender

Group Expenses (including
cost or expense

reimbursements) or indemnities

then due to

any of the

Lenders under the

Loan
Documents, until paid in full,
(F)

sixth, ratably,

to pay any

fees or premiums

then due to

any
of the Lenders under the Loan Documents, until paid in full,
(G)

seventh, to

pay interest

accrued in

respect of

the Swing
Loans, until paid in full,
(H)

eighth, to pay the principal of all Swing Loans, until paid

in
full,
(I)

ninth, ratably, to

pay interest accrued in respect

of the
Revolving Loans (other

than Protective Advances

and Swing Loans)

and the Term Loan, until

paid
in full,
(J)

tenth, ratably
i.

ratably, to

pay the principal

of all Revolving

Loans
and the Term Loan (other than Protective Advances and Swing Loans), until paid in full,
ii.

to Agent,

to be

held by

Agent, for

the benefit

of
Issuing Bank (and for the

ratable benefit of each of

the Lenders that have an

obligation to pay to
Agent, for the

account of Issuing

Bank, a share

of each Letter

of Credit Disbursement),

as cash
collateral in

an amount

up to

105% of

the Letter

of Credit

Usage (to

the extent

permitted by
applicable law, such

cash collateral shall be applied

to the reimbursement of any

Letter of Credit
Disbursement as and

when such disbursement

occurs and, if

a Letter of

Credit expires undrawn,
the cash collateral held by

Agent in respect of

such Letter of Credit shall,

to the extent permitted
by applicable law, be reapplied pursuant

to this Section 2.4(b)(iii),

beginning with tier (A)

hereof),
iii.

ratably, up to the

lesser of (y) the amount (after
taking into account

any amounts previously

paid pursuant to this

clause iii. during the

continuation
of the applicable

Application Event) of

the most recently

established Bank Product

Reserve, which
amount was

established prior

to the

occurrence of,

and not

in contemplation

of, the

subject
Application Event,

and (z)

$2,500,000 (after

taking into

account any

amounts previously

paid
pursuant to this clause

iii. during the continuation of

the applicable Application Event), to

(I) the
Bank Product

Providers based

upon amounts

then certified

by each

applicable Bank

Product
Provider to

Agent (in

form and

substance satisfactory to

Agent) to

be due

and payable

to such

Bank Product Provider

on account

of Bank

Product Obligations (but

not in

excess of

the Bank
Product Reserve established

for the Bank

Product Obligations

of such

Bank Product

Provider),
and (II) with any

balance to be

paid to Agent,

to be held

by Agent, for

the ratable benefit

of the
Bank Product Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Bank Product Provider

and applied by such

Bank Product Provider to

the payment or
reimbursement of any

amounts due and

payable with respect

to Bank Product

Obligations owed
to the applicable Bank Product Provider as and when such amounts first become due and payable
and, if and at

such time as all such

Bank Product Obligations are

paid or otherwise satisfied

in full,
the cash collateral held

by Agent in

respect of such

Bank Product Obligations

shall be reapplied
pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof,,

(K)

eleventh, to pay

any other Obligations

other than Obligations
owed to

Defaulting Lenders

(including being

paid, ratably,

to the

Bank Product

Providers on
account of

all amounts

then due

and payable

in respect

of Bank

Product Obligations,

with any
balance to

be paid

to Agent,

to be

held by

Agent, for

the ratable

benefit of

the Bank

Product
Providers, as

cash collateral

(which cash

collateral may

be released

by Agent

to the

applicable
Bank Product

Provider and

applied by

such Bank

Product Provider

to the

payment or
reimbursement of any

amounts due and

payable with respect

to Bank Product

Obligations owed
to the applicable Bank Product Provider as and when such amounts first become due and payable
and, if and at

such time as all such

Bank Product Obligations are

paid or otherwise satisfied

in full,
the cash collateral held

by Agent in

respect of such

Bank Product Obligations

shall be reapplied
pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof),
(L)

twelfth, ratably to

pay any Obligations

owed to Defaulting
Lenders; and
(M)

thirteenth, to Borrowers (to be wired to the Designated
Account) or such other Person entitled thereto under applicable law.
(iv)

Agent promptly

shall distribute

to each

Lender, pursuant

to the
applicable wire instructions received from

each Lender in writing, such

funds as it may be

entitled
to receive, subject to a Settlement delay as provided in Section 2.3(e).
(v)

In each instance, so long as

no Application Event has occurred and
is continuing, Section 2.4(b)(ii) shall not

apply to any payment made

by Borrowers to Agent and
specified by Borrowers

to be

for the

payment of

specific Obligations

then due

and payable

(or
prepayable) under any provision of this Agreement or any other Loan Document.
(vi)

For purposes of Section 2.4(b)(iii), "paid in full" of a type of
Obligation means payment

in cash or

immediately available funds

of all amounts

owing on account
of such type of Obligation, including interest accrued after the commencement of any Insolvency
Proceeding, default

interest, interest

on interest,

and expense

reimbursements, irrespective

of
whether any

of the

foregoing would

be or

is allowed

or disallowed

in whole

or in

part in

any
Insolvency Proceeding.
(vii)

In the event

of a direct

conflict between the

priority provisions

of
this Section 2.4 and

any other provision contained

in this Agreement

or any other Loan

Document,

it is the intention

of the parties hereto that

such provisions be read

together and construed, to

the
fullest extent possible, to be in

concert with each other.

In the event of any actual, irreconcilable
conflict that

cannot be

resolved as

aforesaid, if

the conflict

relates to

the provisions

of Section
2.3(g) and this Section

2.4, then the provisions

of Section 2.3(g) shall

control and govern, and

if
otherwise, then the terms and provisions of this Section 2.4 shall control and govern.
(c)

Reduction of Commitments .
(i)

Revolver Commitments
.

The Revolver

Commitments shall
terminate on

the Maturity

Date or

earlier termination

thereof pursuant

to the

terms of

this
Agreement.

Borrowers may reduce the

Revolver Commitments, without premium

or penalty,

to
an amount not less than the

greater of (x) $20,000,000 and (y)

sum of (A) the Revolver Usage

as
of such

date,
plus

(B) the principal

amount of

all Revolving Loans

not yet

made as to

which a
request has been

given by Borrowers

under Section 2.3(a),
plus

(C) the amount

of all Letters

of
Credit not

yet issued

as to

which a

request has

been given

by Borrowers

pursuant t

o

Section
2.11(a).

Each such reduction

shall be in

an amount which

is not less

than $2,500,000, shall

be
made by

providing not

less than

ten Business

Days prior

written notice

to Agent,

and shall

be
irrevocable.

The Revolver

Commitments, once

reduced, may

not be

increased.

Each such
reduction of the Revolver Commitments

shall reduce the Revolver Commitments of each

Lender
proportionately in accordance with its

ratable share thereof.

In connection with any reduction

in
the Revolver Commitments prior to the

Maturity Date, if any Loan Party

or any of its Subsidiaries
owns any Margin

Stock, Borrowers shall

deliver to Agent an

updated Form U-1

(with sufficient
additional originals

thereof for

each Lender),

duly executed

and delivered

by the

Borrowers,
together with such

other documentation as

Agent shall reasonably

request, in order

to enable Agent
and the Lenders

to comply with

any of the

requirements under Regulations

T, U or X

of the Federal
Reserve Board.
(ii)

Term

Loan Commitments
.

The R/E

Term Loan

Commitments
shall terminate upon the making of the R/E Term Loan.

The M/E Term Loan Commitments shall
terminate upon the earlier of the making of the Additional M/E Term Loan and April 27, 2022.
(d)

Optional Prepayments .
(i)

Revolving Loans
.

Borrowers may

prepay the

principal of

any
Revolving Loan at any time in whole or in part, without premium or penalty.
(ii)

Term

Loan
.

Borrowers may, upon at least ten Business Days prior
written notice

to Agent,

prepay the

principal of

the M/E

Term Loan

or the

R/E Term

Loan, in
whole or in

part, without premium

or penalty.

Each prepayment made

pursuant to this

Section
2.4(d)(ii) shall be accompanied by the payment of accrued interest to the date of such payment on the amount prepaid.

Each such prepayment shall be applied against the remaining installments of principal due on

the applicable Term

Loan on a

pro rata basis

(for the avoidance

of doubt, any
amount that is due and payable on the Maturity Date shall constitute an installment)..
(e)

Mandatory Prepayments .
(i)

Borrowing Base
.

If, at any time,

(A) the Revolver Usage on

such
date exceeds (B) the lesser of (x) the Borrowing Base reflected in the Borrowing Base Certificate most recently delivered

by Borrowers to

Agent, or (y)

the Maximum Revolver

Amount, in all

cases
as adjusted for Reserves established

by Agent in accordance with

Section 2.1(c), then Borrowers
shall immediately prepay the Obligations

in accordance with Section 2.4(f)(i)(A) in

an aggregate
amount equal to the amount of such excess.
(ii)

M&E Borrowing

Base
.

If at any

time, the

outstanding principal
balance of the M/E

Term

Loan on such date

exceeds the M&E Borrowing

Base, then Borrowers
shall promptly, but

in any event, within one Business

Day
  after request therefor by Agent   prepay
the outstanding principal

balance of the M/E

Term

Loan in accordance with

Section 2.4(f)(i)(B)
in an aggregate amount equal to the amount of such excess.
(iii)

R/E Borrowing

Base.

If at

any time,

the outstanding

principal
balance of the

R/E Term Loan on such

date exceeds the R/E

Borrowing Base, then

Borrowers shall
promptly, but

in any event,

within one Business

Day

after request therefor

by Agent
  prepay the
outstanding principal balance of the R/E Term

Loan in accordance with Section 2.4(f)(i)(C) in an
aggregate amount equal to the amount of such excess.
(iv)

Dispositions
.

Within three Business Days of

the date of receipt by
any Loan Party or

any of its Subsidiaries of

the Net Cash Proceeds

of any voluntary or involuntary
sale or

disposition of

assets of

any Loan

Party or

any of

its Subsidiaries

(including Net

Cash
Proceeds of

insurance or

arising from

casualty losses

or condemnations

and payments

in lieu
thereof, but excluding

(A) Net Cash

Proceeds from sales

or dispositions which

qualify as Permitted
Dispositions under clauses

(a), (b), (c),

(d), (e), (f)

(solely with respect

to Accounts of

Mexican
Subsidiaries), (j), (k), (l),

(m), (n), or

(o) of the

definition of Permitted

Dispositions, (B) so

long
as the M/E Term

Loan has not been paid

in full, Net Cash Proceeds

from sales or dispositions of
Eligible M&E, and (C) so

long as the R/E Term Loan has not been

paid in full, Net Cash Proceeds
from sales

or dispositions

of Eligible

Real Property),

Borrowers shall

prepay the

outstanding
principal amount of

the Obligations in

accordance with Section

2.4(f)(ii) in

an amount equal

to
100% of

such Net

Cash Proceeds

received by

such Person

in connection

with such

sales or
dispositions; provided, that so long as (A) no Default or Event of Default shall have occurred and is continuing or would

result therefrom, (B) Borrowers shall

have given Agent prior

written notice
of Borrowers' intention to

apply such monies to

the costs of replacement of

the properties or assets
that are the

subject of such sale

or disposition or the

cost of purchase

or construction of other

assets
useful in the business of such Loan Party or its

Subsidiaries, (C) the monies are held in a Deposit
Account in which Agent has a

perfected first-priority security interest, and (D) such

Loan Party or
its Subsidiary,

as applicable,

completes such replacement,

purchase, or

construction within

days after the initial

receipt of such monies,

then the Loan Party or

such Loan Party's Subsidiary
whose assets were the

subject of such disposition shall

have the option to apply

such monies to the
costs of replacement

of the

assets that are

the subject

of such sale

or disposition

or the costs

of
purchase or

construction of

other assets

useful in

the business

of such

Loan Party

or such
Subsidiary unless and

to the

extent that

such applicable

period shall

have expired

without such
replacement, purchase,

or construction

being made

or completed,

in which

case, any

amounts
remaining in the

Deposit Account referred

to in clause

(C) above shall

be paid to

Agent and applied
in accordance with Section 2.4(f)(ii);

provided, that no Loan Party

nor any of its Subsidiaries shall
have the right

to use such

Net Cash Proceeds

to make such

replacements, purchases, or
construction in

excess of

$500,000 in

any given

fiscal year.

Nothing contained

in this

Section

2.4(e)(iv) shall permit any Loan Party

or any of its Subsidiaries to sell

or otherwise dispose of any
assets other than in accordance with Section 6.4.
(v)

Dispositions of Eligible M&E
.

So long as the M/E Term Loan has
not been paid in

full, within three Business

Days of the date

of receipt by any

Loan Party or any
of its Subsidiaries of the Net Cash Proceeds of any voluntary or involuntary sale or disposition of
Eligible M&E

(including Net

Cash Proceeds

of insurance

or arising

from casualty

losses or
condemnations and payments

in lieu

thereof), Borrowers

shall prepay the

outstanding principal
amount of the M/E Term

Loan in accordance with Section 2.4(f)(iii) in an amount equal to

100%
of such Net Cash Proceeds received by

such Person in connection with such

sales or dispositions
until paid in full.

(vi)

Dispositions of Eligible Real

Property
.

So long as the

R/E Term
Loan has not been paid

in full, within three Business

Days of the date of

receipt by any Loan Party
or any

of its

Subsidiaries of

the Net

Cash Proceeds

of any

voluntary or

involuntary sale

or
disposition of Eligible

Real Property (including

Net Cash Proceeds

of insurance or

arising from
casualty losses

or condemnations

and payments

in lieu

thereof), Borrowers

shall prepay

the
outstanding principal amount

of the R/E

Term Loan

in accordance with

Section 2.4(f)(iv) in

an
amount equal to 100%

of such Net

Cash Proceeds received

by such Person

in connection with such
sales or dispositions until paid in full.
(vii)

Extraordinary Receipts
.

Within one

Business Day of the

date of
receipt by any

Loan Party or

any of its

Subsidiaries (other than

any Mexican Subsidiary)

of any
Extraordinary Receipts,

Borrowers shall

prepay the

outstanding principal

amount of

the
Obligations in

accordance with

Section 2.4(f)(ii)

in an

amount equal

to 100%

of such
Extraordinary Receipts, net of any reasonable expenses

incurred in collecting such Extraordinary
Receipts.
(viii)

Indebtedness
.

Within one Business

Day of the date

of incurrence
by any Loan Party or any of its Subsidiaries (other than any Mexican Subsidiary) of any
Indebtedness (other than

Permitted Indebtedness),

Borrowers shall

prepay the

outstanding
principal amount of

the Obligations in

accordance with Section

2.4(f)(ii) in

an amount equal

to
100% of the Net Cash Proceeds received by

such Person in connection with such incurrence.

The
provisions of

this Section

2.4(e)(v) shall

not be

deemed to

be implied

consent to

any such
incurrence otherwise prohibited by the terms of this Agreement.
(f)

Application of Payments .
(i)

(A) Each prepayment pursuant to Section 2.4(e)(i) shall, (1)

so long
as no Application Event

shall have occurred and

be continuing, be applied,

first, to the outstanding
principal amount of

the Revolving Loans

until paid in

full, and second,

to cash collateralize

the
Letters of Credit in an amount

equal to 105% of the then outstanding

Letter of Credit Usage, and
(2) if an

Application Event shall

have occurred and

be continuing, be

applied in the

manner set
forth in Section 2.4(b)(iii), (B) each prepayment pursuant to Section 2.4(e)(ii)

shall (1) so long as
no Application Event

shall have occurred

and be continuing,

be applied to

the outstanding principal
amount of the

M/E Term Loan until

paid in full,

and (2) if

an Application Event

shall have occurred
and be continuing, be applied in the manner set forth in Section 2.4(b)(iii), and

(C) each

prepayment pursuant

to Section

2.4(e)(iii) shall

(1) so

long as

no Application

Event shall

have
occurred and be continuing, be applied to the outstanding principal amount of the

R/E Term Loan
until paid in full, and

(2) if an Application

Event shall have occurred

and be continuing, be

applied
in the manner

set forth in

Section 2.4(b)(iii).

Each such prepayment

of any Term

Loan shall be
applied against the remaining installments of principal of such Term

Loan on a pro rata basis (for
the avoidance of doubt, any amount

that is due and payable

on the Maturity Date shall

constitute
an installment).
(ii)

Each prepayment pursuant

to Section 2.4(e)(iv),

2.4(e)(vii), or
2.4(e)(viii) shall (A)

so long as

no Application Event

shall have occurred

and be continuing,

be
applied, first, to the

outstanding principal amount

of the Term

Loan until paid in

full, second, to
the outstanding

principal amount

of the

Revolving Loans,

until paid

in full,

and third,

to cash
collateralize the Letters

of Credit in

an amount equal

to 105% of

the then outstanding

Letter of
Credit Usage, and (B)

if an Application

Event shall have occurred

and be continuing, be

applied
in the manner

set forth in

Section 2.4(b)(iii).

Each such prepayment

of the Term

Loan shall be
applied against the remaining

installments of principal

of the Term

Loan on a pro

rata basis (for
the avoidance of doubt, any amount

that is due and payable

on the Maturity Date shall

constitute
an installment).
(iii)

Each prepayment pursuant to Section 2.4(e)(v)) shall (A) so long as no Application

Event shall

have occurred

and be

continuing, be

applied, to

the outstanding
principal amount of

the M/E Term

Loan until paid

in full, and

(B) if an

Application Event shall
have occurred and

be continuing, be

applied in the

manner set forth

in Section 2.4(b)(iii).

Each
such prepayment of

the Term Loans shall

be applied against

the remaining installments

of principal
of the

Term Loans

on a

pro rata basis

(for the

avoidance of

doubt, any

amount that

is due

and
payable on the Maturity Date shall constitute an installment).

(iv)

Each prepayment pursuant to

Section 2.4(e)(vi)) shall (A)

so long as
no Application Event

shall have occurred

and be continuing,

be applied to

the outstanding principal
amount of the

R/E Term Loan until

paid in full,

and (B) if

an Application Event

shall have occurred
and be continuing, be applied in

the manner set forth in

Section 2.4(b)(iii).

Each such prepayment
of the Term

Loans shall be

applied against

the remaining

installments of

principal of the

Term
Loans on a pro rata

basis (for the avoidance

of doubt, any amount

that is due and

payable on the
Maturity Date shall constitute an installment).
2.5.

Promise to Pay; Promissory Notes .
(a)

Borrowers agree to pay the Lender Group Expenses on the earlier of (i) the first day of

the month following

the date on

which the applicable

Lender Group Expenses

were
first incurred, or (ii) the date on which demand therefor is made by Agent (it being acknowledged and agreed

that any

charging of

such costs,

expenses or

Lender Group

Expenses to

the Loan
Account pursuant to the

provisions of Section 2.6(d)

shall be deemed to

constitute a demand for
payment thereof

for the

purposes of

this subclause

(ii)).

Borrowers promise

to pay

all of

the
Obligations (including principal,

interest, premiums, if

any, fees,

costs, and expenses

(including
Lender Group

Expenses)) in

full on

the Maturity

Date or,

if earlier,

on the

date on

which the
Obligations (other than

the Bank Product

Obligations) become due

and payable pursuant

to the

terms of this Agreement.

Borrowers agree that their obligations contained in the first sentence of this Section 2.5(a) shall survive payment or satisfaction in full of all other Obligations.
(b)

Any Lender may request that any portion of its Commitments or the Loans made by it be evidenced

by one or more promissory

notes.

In such event, Borrowers

shall execute
and deliver to such Lender the requested promissory notes

payable to the order of such Lender in
a form furnished

by Agent and

reasonably satisfactory to

Borrowers.

Thereafter, the

portion of
the Commitments and Loans evidenced by such

promissory notes and interest thereon shall at

all
times be represented

by one

or more promissory

notes in such

form payable to

the order of

the
payee named therein.
2.6.

Interest Rates

and Letter

of Credit

Fee:

Rates, Payments, and
Calculations .
(a)

Interest Rates
.

Except as provided in

Section 2.6(c) and Section

2.12(d),
all Obligations (except for undrawn

Letters of Credit) that have

been charged to the Loan

Account
pursuant to the terms hereof shall bear interest as follows:
(i)

if the relevant

Obligation is a LIBOR

Rate Loan, at

a
per annum

rate
equal to the LIBOR Rate plus

the LIBOR Rate Margin, and
(ii)

otherwise, at a per annum

rate equal to the Base Rate
plus

the Base
Rate Margin.
(b)

Letter of Credit Fee
.

Borrowers shall pay Agent (for

the ratable benefit of
the Revolving Lenders), a

Letter of Credit fee

(the "Letter of

Credit Fee") (which fee

shall be in
addition to the fronting

fees and commissions, other

fees, charges and expenses

set forth in Section
2.11(k)) that shall

accrue
a t a per annum

rate equal to

the Revolving Loan

LIBOR Rate Margin
times the average amount of the Letter of Credit Usage during the immediately preceding month.
(c)

Default Rate
.

(i) Automatically upon the occurrence

and during the
continuation of

an Event

of Default

under Section

8.4 or

8.5 and

(ii) upon

the occurrence

and
during the continuation

of any other

Event of Default

(other than an

Event of Default

under Section
8.4 or 8.5), at the direction

of Agent or the Required Lenders,

and upon written notice by Agent

to
Borrowers of

such direction

(provided, that

such notice

shall not

be required

for any

Event of
Default under Section

8.1), (A) all

Loans and all

Obligations (except for

undrawn Letters of

Credit)
that have been

charged to

the Loan Account

pursuant to the

terms hereof shall

bear interest at

a
per annum

rate equal

to two

percentage points

above the
per annum

rate otherwise

applicable
thereunder, and (B) the Letter of Credit Fee shall be increased to two percentage points above the
per annum

rate otherwise applicable hereunder.

(d)

Payment
.

Except to

the extent

provided to

the contrary

in Section

2.10,
Section 2.11(k) or Section 2.12(a),

(i) all interest and

all other fees payable

hereunder or under any
of the other

Loan Documents (other

than Letter of

Credit Fees) shall

be due and

payable, in arrears,
on the first

day of each

month, (ii) all

Letter of Credit

Fees payable hereunder,

and all fronting
fees and all

commissions, other fees,

charges and expenses

provided for in

Section 2.11(k)

shall
be due and

payable, in

arrears, on

the first

Business Day

of each

month, and

(iii) all

costs and
expenses payable hereunder

or under any

of the other

Loan Documents, and

all other Lender

Group

Expenses shall be due

and payable on (x)

with respect to Lender

Group Expenses outstanding as
of the

Closing Date,

the Closing

Date, and

(y) otherwise, the

earlier of

(A) the

first day

of the
month following the

date on which

the applicable costs, expenses,

or Lender Group

Expenses were
first incurred, or (B) the date on which

demand therefor is made by Agent (it being acknowledged
and agreed

that any

charging of

such costs,

expenses or

Lender Group

Expenses to

the Loan
Account pursuant

to the

provisions of

the following

sentence shall

be deemed

to constitute

a
demand for payment thereof for

the purposes of this

subclause (y)).

Borrowers hereby authorize
Agent, from time to time without prior notice to Borrowers,

to charge to the Loan Account (A) on
the first day of each month, all interest accrued during the prior month on the Revolving Loans or the Term

Loan hereunder, (B)

on the first

Business Day of each

month, all Letter of

Credit Fees
accrued or chargeable hereunder during the prior month, (C)

as and when incurred or accrued, all
fees and costs

provided for in Section

2.10(a) or (c), (D)

on the first day

of each month, the

Unused
Line Fee accrued

during the

prior month pursuant

to Section

2.10(b), (E) as

and when due

and
payable, all other

fees payable hereunder

or under any

of the other

Loan Documents, (F)

on the
Closing Date and

thereafter as and

when incurred or

accrued, all other

Lender Group Expenses,
and (G)

as and

when due

and payable

all other

payment obligations

payable under

any Loan
Document or any Bank Product

Agreement (including any amounts due

and payable to the Bank
Product Providers

in respect

of Bank

Products).

All amounts

(including interest,

fees, costs,
expenses, Lender Group Expenses,

or other amounts payable

hereunder or under any

other Loan
Document or under any

Bank Product Agreement) charged

to the Loan

Account shall thereupon
constitute Revolving Loans

hereunder, shall

constitute Obligations hereunder,

and shall initially
accrue interest at the

rate then applicable to Revolving

Loans that are Base

Rate Loans (unless and
until converted into LIBOR Rate Loans in accordance with the terms of this Agreement).
(e)

Computation
.

All interest and fees chargeable under the Loan

Documents
shall be

computed on

the basis

of a

360 day

year, in

each case,

for the

actual number

of days
elapsed in the

period during which

the interest or

fees accrue.

In the event

the Base Rate

is changed
from time to time

hereafter, the rates of interest hereunder

based upon the Base Rate

automatically
and immediately shall be

increased or decreased by

an amount equal

to such change

in the Base
Rate.
(f)

Intent to Limit Charges to

Maximum Lawful Rate
.

In no event shall

the
interest rate

or rates

payable under

this Agreement,
plus

any other amounts

paid in

connection
herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a

final determination, deem

applicable.

Borrowers and the

Lender Group, in

executing
and delivering this Agreement,

intend legally to agree

upon the rate or rates

of interest and manner
of payment

stated within

it; provided,

that anything

contained herein

to the

contrary
notwithstanding, if

such rate

or rates

of interest

or manner

of payment

exceeds the

maximum
allowable under applicable law,

then,
ipso   facto
, as of the date

of this Agreement, Borrowers are
and shall

be liable

only for

the payment

of such

maximum amount

as is

allowed by

law, and
payment received from Borrowers in excess of such legal maximum, whenever received, shall be
applied to reduce the principal balance of the Obligations to the extent of such excess.
2.7.

Crediting Payments
.

The receipt of any

payment item by Agent

shall not be
required to be

considered a

payment on account

unless such payment

item is

a wire transfer

of
immediately available funds

made to Agent's

Account or unless

and until such

payment item is
honored when presented for payment.

Should any payment item not

be honored when presented

for payment, then

Borrowers shall be

deemed not to

have made such

payment.

Anything to the
contrary contained herein notwithstanding, any payment item shall be deemed received by Agent
only if it

is received into

Agent's Account on

a Business Day

on or before

3:30 p.m.

If any payment
item is received into Agent's

Account on a non-Business Day

or after 3:30 p.m. on

a Business Day
(unless Agent, in its sole

discretion, elects to credit it

on the date received), it

shall be deemed to
have been received by Agent

as of the opening of

business on the immediately following

Business
Day.
2.8.

Designated Account
.

Agent is authorized

to make the

Revolving Loans and
the Term Loan, and Issuing Bank

is authorized to issue

the Letters of Credit,

under this Agreement
based upon telephonic or other instructions received from anyone purporting to be an Authorized
Person or,

without instructions,

if pursuant to

Section 2.6(d).

Borrowers agree to

establish and
maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Revolving

Loans requested by Borrowers and

made by Agent or

the Lenders
hereunder.

Unless otherwise agreed

by Agent and Borrowers,

any Revolving Loan or

Swing Loan
requested by

Borrowers and

made by

Agent or

the Lenders

hereunder shall

be made

to the
Designated Account.
2.9.

Maintenance of

Loan Account;

Statements of

Obligations
.

Agent shall
maintain an

account on

its books

in the

name of

Borrowers (the

"Loan Account")

on which
Borrowers will

be charged

with the

Term Loan,

all Revolving

Loans (including

Extraordinary
Advances and Swing

Loans) made by

Agent, Swing Lender,

or the Lenders

to Borrowers or

for
Borrowers' account,

the Letters

of Credit

issued or

arranged by

Issuing Bank

for Borrowers'
account, and with

all other payment

Obligations hereunder or

under the other

Loan Documents,
including, accrued interest,

fees and expenses, and

Lender Group Expenses.

In accordance with
Section 2.7,

the Loan

Account will

be credited

with all

payments received

by Agent

from
Borrowers or for

Borrowers' account.

Agent shall make

available to Borrowers

monthly
statements regarding the Loan Account, including the principal amount of the Term

Loan and the
Revolving Loans, interest accrued

hereunder, fees accrued or charged

hereunder or under the

other
Loan Documents,

and a

summary itemization

of all

charges and

expenses constituting

Lender
Group Expenses accrued hereunder or under the other Loan

Documents, and each such statement,
absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers

and the Lender Group

unless, within 30 days

after Agent first
makes such a statement

available to Borrowers, Borrowers

shall deliver to Agent

written objection
thereto describing the error or errors contained in such statement.
2.10.

Fees .
(a)

Agent Fees
.

Borrowers shall pay to

Agent, for the account

of Agent, as and
when due and payable under the terms of the Fee Letter, the fees set forth in the Fee Letter.
(b)

Unused Line Fee
.

Borrowers shall pay to Agent, for

the ratable account of
the Revolving Lenders, an unused line fee (the "Unused Line Fee") in an amount equal to 0.375%
per annum

times the result of (i) the aggregate amount of the Revolver Commitments, less

(ii) the
Average Revolver

Usage during

the immediately

preceding month

(or portion

thereof), which
Unused Line Fee shall

be due and payable,

in arrears, on the

first day of each

month from and after

the Closing Date

up to the

first day of

the month prior

to the date

on which the

Obligations are
paid in full and on the date on which the Obligations are paid in full.
(c)

Field Examination and Other

Fees
.

Subject to any limitations set

forth in
Section 5.7(c),

Borrowers shall pay to Agent, field examination, appraisal, and valuation fees and charges, as and when incurred or chargeable, as follows (i) a fee of $1,000 per day,

per examiner,
plus

reasonable and documented out-of-pocket

expenses (including travel, meals, and

lodging) for
each field examination of any Loan Party

or its Subsidiaries performed by or

on behalf of Agent,
and (ii) the reasonable

and documented out-of-pocket

fees, charges or

expenses paid or

incurred
by Agent if it elects to

employ the services of one or more

third Persons to appraise the Collateral,
or any portion thereof, or to assess any Loan Party's or its Subsidiaries' business valuation.
2.11.

Letters of Credit .
(a)

Subject to the terms and conditions

of this Agreement, upon the request

of
Borrowers made in

accordance herewith, and

prior to the

Maturity Date, Issuing

Bank agrees to
issue a requested standby Letter

of Credit or a sight commercial

Letter of Credit for the

account of
Borrowers.

By submitting

a request

to Issuing

Bank for

the issuance

of a

Letter of

Credit,
Borrowers shall be

deemed to have

requested that Issuing

Bank issue the

requested Letter of

Credit.

Each request

for the

issuance of

a Letter

of Credit,

or the

amendment or

extension of

any
outstanding Letter of Credit, shall

be (i) irrevocable and

made in writing by an

Authorized Person,
(ii) delivered to

Agent and Issuing

Bank via telefacsimile

or other electronic

method of
transmission reasonably acceptable

to Agent and

Issuing Bank and

reasonably in advance

of the
requested date

of issuance,

amendment or

extension, and

(iii) subject

to Issuing

Bank's
authentication procedures with results satisfactory to Issuing Bank.

Each such request shall be in
form and substance reasonably

satisfactory to Agent and Issuing

Bank and (i) shall

specify (A) the
amount of such Letter of Credit,

(B) the date of issuance, amendment

or extension of such Letter
of Credit, (C) the

proposed expiration date

of such Letter of

Credit, (D) the name and

address of
the beneficiary of the Letter

of Credit, and (E) such

other information (including, the conditions

to
drawing, and, in the case

of an amendment or extension,

identification of the Letter

of Credit to be
so amended or extended) as shall be necessary to

prepare, amend or extend such Letter of Credit,
and (ii) shall be accompanied by such Issuer Documents as Agent or Issuing

Bank may request or
require, to the extent that such requests or requirements

are consistent with the Issuer Documents
that Issuing Bank generally requests

for Letters of Credit in similar

circumstances.

Issuing Bank's
records of the

content of any

such request will

be conclusive.

Anything contained herein

to the
contrary notwithstanding, Issuing Bank may, but shall not be obligated to, issue a Letter of Credit that supports the obligations of a

Loan Party or one of

its Subsidiaries in respect of

(x) a lease of
real property to

the extent that

the face amount

of such Letter

of Credit exceeds

the highest rent
(including all

rent-like charges)

payable under

such lease

for a

period of

one year,

or (y)

an
employment contract to

the extent that

the face amount

of such Letter

of Credit exceeds the

highest
compensation payable under such contract for a period of one year.
(b)

Issuing Bank shall

have no obligation

to issue a

Letter of Credit

if any of
the following would result after giving effect to the requested issuance:
(i)

the Letter of Credit

Usage would exceed the

Letter of Credit
Sublimit, or

(ii)

the Letter

of Credit

Usage would

exceed the

Maximum Revolver
Amount less

the outstanding amount of Revolving Loans (including Swing Loans), or
(iii)

the Letter of

Credit Usage would

exceed the Borrowing

Base at such
time less

the outstanding principal balance of the Revolving Loans

(inclusive of Swing Loans) at
such time.
(c)

In the event

there is a

Defaulting Lender as

of the date

of any request

for
the issuance of a

Letter of Credit, Issuing

Bank shall not be

required to issue or

arrange for such
Letter of Credit to the extent (i) the Defaulting Lender's Letter of Credit

Exposure with respect to
such Letter of Credit may

not be reallocated pursuant to

Section 2.3(g)(ii), or (ii) Issuing

Bank has
not otherwise entered into

arrangements reasonably satisfactory to

it and Borrowers

to eliminate
Issuing Bank's

risk with

respect to

the participation

in such

Letter of

Credit of

the Defaulting
Lender, which arrangements may include

Borrowers cash collateralizing such

Defaulting Lender's
Letter of Credit Exposure in accordance with Section 2.3(g)(ii).

Additionally, Issuing Bank shall
have no obligation

to issue or

extend a Letter

of Credit if

(A) any order,

judgment, or decree

of
any Governmental Authority or arbitrator

shall, by its terms,

purport to enjoin or restrain

Issuing
Bank from issuing such Letter

of Credit, or any law

applicable to Issuing Bank or

any request or
directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Issuing Bank shall

prohibit or request that Issuing

Bank refrain from the issuance
of letters of credit generally

or such Letter of Credit

in particular, (B) the

issuance of such Letter
of Credit

would violate

one or

more policies

of Issuing

Bank applicable

to letters

of credit
generally, or

(C) if amounts

demanded to be paid

under any Letter of

Credit will not

or may not
be in US Dollars.
(d)

Any Issuing

Bank (other

than Wells

Fargo or

any of

its Affiliates)

shall
notify Agent in

writing no later

than the Business

Day prior to

the Business Day

on which such
Issuing Bank issues any Letter of Credit.

In addition, each Issuing Bank (other than

Wells

Fargo
or any of

its Affiliates)

shall, on the

first Business Day

of each

week, submit

to Agent a

report
detailing the daily undrawn

amount of each

Letter of Credit

issued by such

Issuing Bank during
the prior

calendar week.

Each Letter

of Credit

shall be

in form

and substance

reasonably
acceptable to Issuing Bank,

including the requirement that

the amounts payable thereunder

must
be payable in Dollars.

If Issuing Bank makes a payment under a Letter

of Credit, Borrowers shall
pay to Agent

an amount equal to

the applicable Letter of

Credit Disbursement on the

Business Day
such Letter of

Credit Disbursement is

made and, in

the absence of

such payment, the

amount of
the Letter of Credit Disbursement immediately and automatically shall be deemed to be a
Revolving Loan hereunder

(notwithstanding any failure

to satisfy any

condition precedent set

forth
in Section 3) and,

initially, shall

bear interest at the

rate then applicable to

Revolving Loans that
are Base

Rate Loans.

If a

Letter of

Credit Disbursement

is deemed

to be

a Revolving

Loan
hereunder, Borrowers'

obligation to

pay the

amount of

such Letter

of Credit

Disbursement to
Issuing Bank shall

be automatically converted

into an obligation

to pay the

resulting Revolving
Loan.

Promptly following

receipt by

Agent of

any payment

from Borrowers

pursuant to

this
paragraph, Agent shall

distribute such payment

to Issuing Bank

or, to

the extent that

Revolving
Lenders have made payments pursuant to Section 2.11(e) to reimburse Issuing Bank, then to such
Revolving Lenders and Issuing Bank as their interests may appear.

(e)

Promptly following receipt

of a notice

of a Letter

of Credit Disbursement
pursuant to

Section 2.11(d),

each Revolving

Lender agrees

to fund

its Pro

Rata Share

of any
Revolving Loan deemed made pursuant to Section 2.11(d) on the same terms and conditions as if
Borrowers had requested

the amount thereof as

a Revolving Loan and

Agent shall promptly pay
to Issuing Bank the amounts

so received by it from

the Revolving Lenders.

By the issuance of a
Letter of Credit

(or an amendment

or extension of

a Letter of

Credit) and without any

further action
on the

part of

Issuing Bank

or the

Revolving Lenders,

Issuing Bank

shall be

deemed to

have
granted to each

Revolving Lender, and each Revolving

Lender shall be deemed

to have purchased,
a participation in each Letter of Credit issued by Issuing Bank, in an amount equal to its

Pro Rata
Share of such

Letter of Credit,

and each such

Revolving Lender agrees

to pay to

Agent, for the
account of

Issuing Bank, such

Revolving Lender's Pro

Rata Share

of any

Letter of

Credit
Disbursement made by Issuing

Bank under the applicable

Letter of Credit.

In consideration and
in furtherance

of the

foregoing, each

Revolving Lender

hereby absolutely

and unconditionally
agrees to pay to Agent, for

the account of Issuing Bank, such Revolving

Lender's Pro Rata Share
of each Letter of Credit

Disbursement made by Issuing Bank

and not reimbursed by Borrowers on
the date due as

provided in Section 2.11(d)

,

or of any reimbursement

payment that is required

to
be refunded (or that Agent or Issuing Bank elects, based upon the advice of counsel, to refund) to
Borrowers for any reason.

Each Revolving Lender acknowledges and agrees that its obligation to deliver to Agent, for

the account of Issuing Bank,

an amount equal to

its respective Pro Rata Share
of each

Letter of

Credit Disbursement

pursuant to

this Section

2.11(e) shall

be absolute

and
unconditional and such remittance

shall be made notwithstanding

the occurrence or continuation
of an Event of

Default or Default or

the failure to satisfy

any condition set forth

in Section 3.

If
any such

Revolving Lender

fails to

make available

to Agent

the amount

of such

Revolving
Lender's Pro

Rata Share

of a

Letter of

Credit Disbursement

as provided

in this

Section, such
Revolving Lender shall

be deemed to be

a Defaulting Lender

and Agent (for the

account of Issuing
Bank) shall be entitled

to recover such amount on

demand from such Revolving Lender

together
with interest thereon at the Defaulting Lender Rate until paid in full.
(f)

Each Borrower agrees

to indemnify,

defend and

hold harmless each
member of

the Lender

Group (including

Issuing Bank

and its

branches, Affiliates,

and
correspondents) and

each such

Person's respective

directors, officers,

employees, attorneys

and
agents (each, including

Issuing Bank, a

"Letter of

Credit Related Person")

(to the fullest

extent
permitted by

law) from

and against

any and

all claims,

demands, suits,

actions, investigations,
proceedings, liabilities,

fines, costs,

penalties, and

damages, and

all reasonable

fees and
disbursements of

attorneys, experts,

or consultants

and all

other costs

and expenses

actually
incurred in connection therewith or

in connection with the enforcement

of this indemnification (as
and when they are incurred and

irrespective of whether suit is brought),

which may be incurred by
or awarded

against any

such Letter

of Credit

Related Person

(other than

Taxes, which

shall be
governed by Section 16)

(the "Letter of Credit

Indemnified Costs"), and which

arise out of or

in
connection with, or as a result of:
(i)

any Letter of Credit or any pre-advice of its issuance;
(ii)

any transfer, sale,

delivery, surrender

or endorsement (or

lack
thereof) of any Drawing

Document at any time(s)

held by any

such Letter of Credit

Related Person
in connection with any Letter of Credit;

(iii)

any action or

proceeding arising out

of, or in

connection with, any
Letter of Credit (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or

restrain any presentation or payment

under any Letter of Credit,
or for the wrongful dishonor of, or honoring a presentation under, any Letter of Credit;
(iv)

any independent undertakings issued by the beneficiary of any
Letter of Credit;
(v)

any unauthorized

instruction or

request made

to Issuing

Bank in
connection with

any Letter

of Credit

or requested

Letter of

Credit, or

any error,

omission,
interruption or delay

in such instruction

or request, whether

transmitted by mail, courier,

electronic
transmission, SWIFT,

or any other telecommunication including communications through a correspondent;
(vi)

an adviser,

confirmer or

other nominated

person seeking

to be
reimbursed, indemnified or compensated;
(vii)

any third party

seeking to enforce

the rights of

an applicant,
beneficiary, nominated

person, transferee, assignee

of Letter of

Credit proceeds or

holder of an
instrument or document;
(viii)

the fraud, forgery or illegal action of parties other than the Letter of
Credit Related Person;
(ix)

any prohibition

on payment

or delay

in payment

of any

amount
payable by Issuing Bank to a beneficiary or transferee beneficiary of a Letter of Credit arising out of Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions;
(x)

Issuing Bank's performance of the obligations

of a confirming
institution or entity that wrongfully dishonors a confirmation;
(xi)

any foreign language

translation provided

to Issuing

Bank in
connection with any Letter of Credit;
(xii)

any foreign law or usage as it relates to

Issuing Bank's issuance of a
Letter of Credit in

support of a foreign

guaranty including the expiration of

such guaranty after the
related Letter

of Credit

expiration date

and any

resulting drawing

paid by

Issuing Bank

in
connection therewith; or
(xiii)

the acts or

omissions, whether rightful

or wrongful, of

any present
or future de

jure or de

facto governmental or

regulatory authority or

cause or

event beyond the
control of the Letter of Credit Related Person;
provided, that such

indemnity shall not

be available to

any Letter of

Credit Related Person

claiming
indemnification under

clauses (i)

through (xiii)

above to

the extent

that such

Letter of

Credit
Indemnified Costs

may be

finally determined in

a final,

non-appealable judgment

of a

court of
competent jurisdiction to

have resulted directly

from the gross

negligence or willful

misconduct
of the

Letter of Credit

Related Person

claiming indemnity.

Borrowers hereby

agree to

pay the

Letter of

Credit Related

Person claiming

indemnity on

demand from

time to

time all

amounts
owing under this Section 2.11(f).

If and to the extent that the obligations of Borrowers under this
Section 2.11(f) are unenforceable

for any reason, Borrowers agree

to make the maximum
contribution to

the Letter

of Credit

Indemnified Costs

permissible under

applicable law.

This
indemnification provision shall survive termination of this Agreement and all Letters of Credit.
(g)

The liability of Issuing Bank (or any other Letter of Credit Related Person)
under, in connection

with or arising out

of any Letter

of Credit (or pre-advice),

regardless of the
form or legal grounds

of the action or

proceeding, shall be limited

to direct damages suffered

by
Borrowers that are caused directly by Issuing Bank's gross negligence or willful misconduct in (i)
honoring a

presentation under

a Letter

of Credit

that on

its face

does not

at least

substantially
comply with the terms and conditions

of such Letter of Credit, (ii) failing to

honor a presentation
under a

Letter of

Credit that

strictly complies

with the

terms and

conditions of

such Letter

of
Credit, or

(iii) retaining

Drawing Documents

presented under

a Letter

of Credit.

Borrowers'
aggregate remedies against Issuing

Bank and any Letter

of Credit Related Person

for wrongfully
honoring a

presentation under

any Letter

of Credit

or wrongfully

retaining honored

Drawing
Documents shall in no

event exceed the aggregate

amount paid by Borrowers

to Issuing Bank in
respect of the honored

presentation in connection with

such Letter of Credit

under Section 2.11(d),
plus

interest at the rate then

applicable to Base Rate Loans hereunder.

Borrowers shall take action
to avoid and mitigate

the amount of any damages

claimed against Issuing Bank or

any other Letter
of Credit Related Person, including

by enforcing its rights against

the beneficiaries of the Letters
of Credit.

Any claim

by Borrowers

under or

in connection

with any

Letter of

Credit shall

be
reduced by an amount equal to

the sum of (x) the amount

(if any) saved by Borrowers as

a result
of the breach or

alleged wrongful conduct complained

of, and (y) the

amount (if any) of

the loss
that would have been

avoided had Borrowers taken

all reasonable steps to

mitigate any loss, and
in case of

a claim of

wrongful dishonor,

by specifically and

timely authorizing Issuing

Bank to
effect a cure.
(h)

Borrowers are responsible for the final text of the Letter of Credit as issued by Issuing

Bank, irrespective

of any

assistance Issuing

Bank may

provide such

as drafting

or
recommending text

or by

Issuing Bank's

use or

refusal to

use text

submitted by

Borrowers.
Borrowers understand that the final form of any Letter of

Credit may be subject to such revisions
and changes

as are

deemed necessary

or appropriate

by Issuing

Bank, and

Borrowers hereby
consent to such

revisions and

changes not materially

different from

the application

executed in
connection therewith. Borrowers

are solely responsible

for the suitability

of the Letter

of Credit
for Borrowers'

purposes.

If Borrowers

request Issuing

Bank to

issue a

Letter of

Credit for

an
affiliated or

unaffiliated third

party (an "Account

Party"), (i)

such Account

Party shall have

no
rights against Issuing Bank; (ii) Borrowers shall

be responsible for the application and obligations
under this Agreement; and

(iii) communications (including notices)

related to the respective

Letter
of Credit shall

be among Issuing

Bank and Borrowers.

Borrowers will examine

the copy of

the
Letter of Credit and any

other documents sent by Issuing

Bank in connection therewith and

shall
promptly notify Issuing Bank (not later than

three (3) Business Days following Borrowers' receipt
of documents from Issuing Bank) of any non-compliance with Borrowers' instructions and of any discrepancy in any document under any presentment

or other irregularity.

Borrowers understand
and agree that Issuing Bank

is not required to extend

the expiration date of any

Letter of Credit for
any reason. With

respect to any Letter of

Credit containing an "automatic

amendment" to extend
the expiration date of such Letter of Credit, Issuing Bank, in its sole and absolute discretion, may

give notice of non-extension of

such Letter of Credit and,

if Borrowers do not at

any time want the
then current expiration

date of such

Letter of Credit

to be extended,

Borrowers will so

notify Agent
and Issuing Bank

at least 30

calendar days before

Issuing Bank is

required to notify

the beneficiary
of such Letter of Credit or any advising bank of such non-extension pursuant to the terms of such
Letter of Credit.
(i)

Borrowers' reimbursement and payment obligations

under this Section 2.11
are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including:
(i)

any lack of

validity, enforceability

or legal

effect of

any Letter of
Credit, any Issuer

Document, this Agreement,

or any Loan

Document, or any

term or provision
therein or herein;
(ii)

payment against

presentation of

any draft,

demand or

claim for
payment under any Drawing Document that does not comply in whole or in part with the terms of
the applicable Letter of

Credit or which proves

to be fraudulent, forged

or invalid in

any respect
or any statement

therein being untrue

or inaccurate in

any respect, or

which is signed,

issued or
presented by a Person or a

transferee of such Person purporting to

be a successor or transferee of
the beneficiary of such Letter of Credit;
(iii)

Issuing Bank

or any

of its

branches or

Affiliates being

the
beneficiary of any Letter of Credit;
(iv)

Issuing Bank

or any

correspondent honoring

a drawing

against a
Drawing Document up

to the amount

available under any Letter

of Credit even

if such Drawing
Document claims an amount in excess of the amount available under the Letter of Credit;
(v)

the existence of

any claim,

set-off, defense

or other

right that

any
Loan Party or

any of its

Subsidiaries may have

at any time

against any beneficiary

or transferee
beneficiary, any assignee of proceeds, Issuing Bank or any other Person;
(vi)

Issuing Bank or any

correspondent honoring a drawing

upon receipt
of an electronic presentation under a

Letter of Credit requiring the

same, regardless of whether the
original Drawing Documents arrive at Issuing Bank's counters or are different from the electronic presentation;
(vii)

any other

event, circumstance

or conduct

whatsoever, whether

or
not similar

to any of

the foregoing

that might,

but for

this Section

2.11(i), constitute

a legal or
equitable defense to or discharge of, or provide a

right of set-off against, any Borrower's or any of
its Subsidiaries' reimbursement and other

payment obligations and liabilities,

arising under, or in
connection with, any Letter of Credit,

whether against Issuing Bank, the

beneficiary or any other
Person; or
(viii)

the fact that any

Default or Event of

Default shall have occurred

and
be continuing;

provided, that subject to Section 2.11(g) above, the foregoing shall not release Issuing Bank from such liability to Borrowers as may be

finally determined in a final, non-appealable judgment

of a
court of competent jurisdiction

against Issuing Bank following reimbursement

or payment of the
obligations and liabilities, including reimbursement and

other payment obligations, of Borrowers
to Issuing Bank arising under, or in connection with, this Section 2.11 or any Letter of Credit.
(j)

Without limiting any

other provision of

this Agreement, Issuing Bank

and
each other Letter

of Credit

Related Person (if

applicable) shall not

be responsible to

Borrowers
for, and Issuing Bank's rights and remedies

against Borrowers and the obligation of Borrowers to
reimburse Issuing Bank for each drawing under each Letter of Credit shall not be impaired by:
(i)

honor of a

presentation under

any Letter of

Credit that

on its

face
substantially complies with the terms and conditions of such Letter of Credit, even if the Letter of
Credit requires strict compliance by the beneficiary;
(ii)

honor of a

presentation of any

Drawing Document that

appears on
its face to have

been signed, presented or

issued (A) by any

purported successor or

transferee of
any beneficiary or other Person required

to sign, present or issue

such Drawing Document or (B)
under a new name of the beneficiary;
(iii)

acceptance as a draft of any written or electronic demand or request for payment

under a

Letter of

Credit, even

if nonnegotiable

or not

in the

form of

a draft

or
notwithstanding any requirement

that such draft,

demand or request

bear any or

adequate reference
to the Letter of Credit;
(iv)

the identity or

authority of any

presenter or signer

of any Drawing
Document or

the form,

accuracy, genuineness

or legal

effect of

any Drawing

Document (other
than Issuing Bank's determination

that such Drawing Document

appears on its

face substantially
to comply with the terms and conditions of the Letter of Credit);
(v)

acting upon any instruction

or request relative to

a Letter of Credit
or requested

Letter of

Credit that

Issuing Bank

in good

faith believes

to have

been given

by a
Person authorized to give such instruction or request;
(vi)

any errors,

omissions, interruptions

or delays

in transmission

or
delivery of any message, advice or document (regardless of how sent or transmitted) or for errors
in interpretation of technical terms or in translation or any delay in giving or failing to give notice to any Borrower;
(vii)

any acts,

omissions or

fraud by,

or the

insolvency of,

any
beneficiary, any nominated person or entity or any other

Person or any breach of

contract between
any beneficiary and any Borrower or any of the parties

to the underlying transaction to which the
Letter of Credit relates;
(viii)

assertion or waiver

of any provision

of the ISP

or UCP that

primarily
benefits an issuer of

a letter of credit,

including any requirement that

any Drawing Document be
presented to it at a particular hour or place;

(ix)

payment to

any presenting

bank (designated

or permitted

by the
terms of

the applicable

Letter of

Credit) claiming

that it

rightfully honored

or is

entitled to
reimbursement or indemnity under Standard Letter of Credit Practice applicable to it;
(x)

acting or failing

to act as

required or permitted

under Standard Letter
of Credit Practice applicable to

where Issuing Bank has

issued, confirmed, advised or

negotiated
such Letter of Credit, as the case may be;
(xi)

honor of

a presentation

after the

expiration date

of any

Letter of
Credit notwithstanding that a presentation was made prior to such expiration date and dishonored
by Issuing Bank if subsequently Issuing Bank or any court or other finder of fact determines such presentation should have been honored;
(xii)

dishonor of any presentation that does

not strictly comply or that is
fraudulent, forged or otherwise not entitled to honor; or
(xiii)

honor of a

presentation that is

subsequently determined by

Issuing
Bank to

have been

made in

violation of

international, federal,

state or

local restrictions

on the
transaction of business with certain prohibited Persons.
(k)

Borrowers shall pay immediately upon demand to Agent for the account of
Issuing Bank

as non-refundable

fees, commissions,

and charges

(it being

acknowledged and
agreed that any charging of such fees, commissions, and charges to the Loan Account pursuant to the provisions of

Section 2.6(d) shall

be deemed to

constitute a demand

for payment thereof

for
the purposes of this

Section 2.11(k)):

(i) a fronting fee

which shall be

imposed by Issuing Bank
equal to

.250%
per annum

times the

average amount

of the

Letter of

Credit Usage

during the
immediately preceding month, plus

(ii) any and

all other customary

commissions, fees and

charges
then in effect imposed by,

and any and all expenses incurred by,

Issuing Bank, or by any adviser,
confirming institution or entity or

other nominated person, relating to Letters of

Credit, at the time
of issuance of

any Letter of

Credit and upon

the occurrence of

any other activity

with respect to
any Letter of Credit (including

transfers, assignments of proceeds, amendments,

drawings,
extensions or cancellations).
(l)

If by reason of (x)

any Change in Law,

or (y) compliance by Issuing

Bank
or any other member

of the Lender Group with

any direction, request, or requirement

(irrespective
of whether

having the

force of

law) of

any Governmental

Authority or

monetary authority
including, Regulation

D of

the Board

of Governors

as from

time to

time in

effect (and

any
successor thereto):
(i)

any reserve, deposit,

or similar requirement

is or shall

be imposed
or modified in respect

of any Letter of

Credit issued or caused

to be issued hereunder

or hereby,
or any Loans or obligations to make Loans hereunder or hereby, or
(ii)

there shall be imposed on Issuing Bank or any other member of the
Lender Group any

other condition regarding

any Letter of

Credit, Loans, or

obligations to make
Loans hereunder,

and the result of the foregoing is to increase, directly

or indirectly, the cost to Issuing Bank or any
other member of the Lender Group of issuing, making, participating in, or maintaining any Letter of Credit or to reduce the amount receivable

in respect thereof, then, and in

any such case, Agent
may, at

any time

within a

reasonable period

after the

additional cost

is incurred or

the amount
received is

reduced, notify

Borrowers, and

Borrowers shall

pay within

30 days

after demand
therefor, such amounts

as Agent may specify to

be necessary to compensate Issuing

Bank or any
other member

of the

Lender Group

for such

additional cost

or reduced

receipt, together

with
interest on such amount from the

date of such demand until payment

in full thereof at the

rate then
applicable to Base

Rate Loans hereunder;

provided, that (A)

Borrowers shall not

be required to
provide any compensation

pursuant to

this Section 2.11(l)

for any such

amounts incurred

more
than 180 days prior to the date on which the demand for

payment of such amounts is first made to
Borrowers, and (B) if an event or circumstance

giving rise to such amounts is retroactive, then

the
180-day period

referred to

above shall

be extended

to include

the period

of retroactive

effect
thereof.

The determination by

Agent of any

amount due pursuant

to this Section

2.11(l), as

set
forth in a certificate setting forth the

calculation thereof in reasonable detail, shall,

in the absence
of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.
(m)

Each standby Letter of

Credit shall expire not

later than the date

that is 12
months after the date of the issuance of such Letter of Credit; provided, that any standby

Letter of
Credit may provide for the automatic extension thereof for any number of additional periods each of up

to one

year in duration;

provided further,

that with

respect to

any Letter

of Credit

which
extends beyond the Maturity Date, Letter of Credit Collateralization shall be provided therefor on or before the date that

is five Business Days prior

to the Maturity Date.

Each commercial Letter
of Credit shall

expire on the

earlier of (i)

120 days after

the date of

the issuance of such

commercial
Letter of Credit and (ii) five Business Days prior to the Maturity Date.
(n)

If (i) any Event

of Default shall occur and

be continuing, or (ii)

Availability
shall at

any time

be less

than zero,

then on

the Business

Day following

the date

when the
Administrative Borrower receives notice from Agent

or the Required Lenders (or,

if the maturity
of the

Obligations has

been accelerated,

Revolving Lenders

with Letter

of Credit

Exposure
representing greater

than 50%

of the

total Letter

Credit Exposure)

demanding Letter

of Credit
Collateralization pursuant

to this

Section 2.11(n)

upon such

demand, Borrowers

shall provide
Letter of

Credit Collateralization

with respect

to the

then existing

Letter of

Credit Usage.

If
Borrowers fail to provide Letter

of Credit Collateralization as required by

this Section 2.11(n), the
Revolving Lenders may

(and, upon direction

of Agent, shall)

advance, as Revolving

Loans the
amount of the cash collateral required

pursuant to the Letter of Credit

Collateralization provision
so that the then existing Letter of

Credit Usage is cash collateralized in accordance

with the Letter
of Credit Collateralization provision (whether or not the

Revolver Commitments have terminated,
an Overadvance exists or the conditions in Section 3 are satisfied).
(o)

Unless otherwise expressly agreed by Issuing Bank

and Borrowers when a
Letter of Credit is issued, (i) the rules

of the ISP shall apply to each

standby Letter of Credit, and
(ii) the rules of the UCP shall apply to each commercial Letter of Credit.
(p)

Issuing Bank shall be

deemed to have acted

with due diligence and
reasonable care if Issuing Bank's conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement.

(q)

In the event of a direct conflict between

the provisions of this Section 2.11
and any provision

contained in any Issuer

Document, it is

the intention of

the parties hereto

that
such provisions be read together and construed,

to the fullest extent possible, to be in concert

with
each other.

In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.11 shall control and govern.
(r)

The provisions

of this

Section 2.11

shall survive

the termination

of this
Agreement and the repayment in

full of the Obligations with

respect to any Letters of Credit

that
remain outstanding.
(s)

At Borrowers'

costs and

expense, Borrowers

shall execute

and deliver

to
Issuing Bank such additional certificates,

instruments and/or documents and

take such additional
action as may be reasonably requested by Issuing Bank to enable Issuing Bank to issue any Letter
of Credit

pursuant to

this Agreement

and related

Issuer Document,

to protect,

exercise and/or
enforce Issuing Banks' rights and interests under this Agreement or to give effect to the terms and provisions of

this Agreement

or any

Issuer Document.

Each Borrower

irrevocably appoints
Issuing Bank as its

attorney-in-fact and authorizes

Issuing Bank, without notice

to Borrowers, to
execute and deliver ancillary documents and

letters customary in the letter

of credit business that
may include but

are not limited

to advisements, indemnities,

checks, bills of

exchange and issuance
documents.

The power

of attorney

granted by

the Borrowers

is limited

solely to

such actions
related to

the issuance,

confirmation or

amendment of

any Letter

of Credit

and to

ancillary
documents or letters customary in the

letter of credit business.

This appointment is coupled with
an interest.
2.12.

LIBOR Option .
(a)

Interest and Interest

Payment Dates
.

In lieu of

having interest charged
at the rate based upon

the Base Rate, Borrowers

shall have the option,

subject to Section 2.12(b)
below (the "LIBOR

Option") to

have interest on

all or a

portion of the

Revolving Loans or

the
Term Loan be

charged (whether at the time when

made (unless otherwise provided herein), upon
conversion from a Base Rate Loan to a LIBOR

Rate Loan, or upon continuation of a LIBOR Rate
Loan as a LIBOR Rate Loan)

at a rate of interest based upon

the LIBOR Rate.

Interest on LIBOR
Rate Loans

shall be

payable on

the earliest

of (i)

the last

day of

the Interest

Period applicable
thereto; provided,

that subject

to the

following clauses

(ii) and

(iii), in

the case

of any

Interest
Period greater than

three months in duration,

interest shall be

payable at three month

intervals after
the commencement of the

applicable Interest Period

and on the last

day of such Interest

Period),
(ii) the date

on which all

or any portion

of the Obligations

are accelerated pursuant

to the terms
hereof, or (iii)

the date on

which this Agreement

is terminated pursuant to

the terms hereof.

On
the last

day of

each applicable

Interest Period,

unless Borrowers

have properly

exercised the
LIBOR Option

with respect

thereto, the

interest rate

applicable to

such LIBOR Rate

Loan
automatically shall convert to the

rate of interest then

applicable to Base Rate

Loans of the same
type hereunder.

At any time that an

Event of Default has

occurred and is continuing,

at the written
election of Agent or

the Required Lenders, Borrowers

no longer shall

have the option

to request
that Revolving Loans

or any portion

of the Term Loan bear

interest at a

rate based upon

the LIBOR
Rate.

(b)

LIBOR Election .
(i)

Borrowers may,

at any

time and

from time

to time,

so long

as
Borrowers have not

received a notice

from Agent (which

notice Agent may

elect to give

or not
give in its

discretion unless Agent

is directed to

give such notice

by the Required

Lenders, in which
case, it shall give the notice

to Borrowers), after the occurrence and

during the continuance of an
Event of Default,

to terminate

the right of

Borrowers to exercise

the LIBOR

Option during the
continuance of such

Event of Default,

elect to exercise

the LIBOR Option

by notifying Agent

prior
to 1:00

p.m. at

least three

Business Days

prior to

the commencement

of the

proposed Interest
Period (the

"LIBOR Deadline").

Notice of

Borrowers' election

of the

LIBOR Option

for a
permitted portion of the Revolving Loans

or the Term Loan and an Interest Period pursuant to

this
Section shall

be made

by delivery

to Agent

of a

LIBOR Notice

received by

Agent before

the
LIBOR Deadline.

Promptly upon its

receipt of each

such LIBOR Notice,

Agent shall provide

a
copy thereof to each of the affected Lenders.
(ii)

Each LIBOR Notice shall be

irrevocable and binding on Borrowers.

In connection

with each

LIBOR Rate

Loan, each

Borrower shall

indemnify, defend,

and hold
Agent and the Lenders

harmless against any loss,

cost, or expense actually

incurred by Agent

or
any Lender as a result of (A)

the payment or required assignment of

any principal of any LIBOR
Rate Loan other than on the last day of an Interest

Period applicable thereto (including as a result
of an Event of Default), (B) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto,

or (C) the failure to borrow, convert, continue or

prepay any
LIBOR Rate

Loan on

the date

specified in

any LIBOR

Notice delivered

pursuant hereto

(such
losses, costs,

or expenses,

"Funding Losses").

A certificate

of Agent

or a

Lender delivered

to
Borrowers setting forth in reasonable

detail any amount or amounts

that Agent or such

Lender is
entitled to receive pursuant to this Section 2.12 shall be conclusive absent manifest error.

Borrowers shall pay such amount to

Agent or the Lender, as applicable, within 30 days

of the date
of its receipt of such certificate.

(iii)

Unless Agent,

in its

sole discretion,

agrees otherwise,

Borrowers
shall have not more than

five LIBOR Rate Loans in effect

at any given time.

Borrowers may only
exercise the LIBOR Option for proposed LIBOR Rate Loans of at least $1,000,000.
(c)

Conversion; Prepayment
.

Borrowers may convert LIBOR Rate Loans to
Base Rate Loans or

prepay LIBOR Rate Loans

at any time; provided,

that in the event

that LIBOR
Rate Loans

are converted

or prepaid

on any

date that

is not

the last

day of

the Interest

Period
applicable thereto,

including as

a result

of any

prepayment through

the required

application by
Agent of any

payments or proceeds of

Collateral in accordance with

Section 2.4(b) or

for any other
reason, including

early termination

of the

term of

this Agreement

or acceleration

of all

or any
portion of the

Obligations pursuant to

the terms hereof,

each Borrower shall

indemnify, defend,
and hold Agent

and the Lenders

and their Participants harmless

against any and

all Funding Losses
in accordance with Section 2.12 (b)(ii).
(d)

Special Provisions Applicable to LIBOR Rate .
(i)

The LIBOR

Rate may

be adjusted

by Agent

with respect

to any
Lender on a prospective

basis to take into

account any additional or

increased costs to such

Lender

of maintaining or

obtaining any

eurodollar deposits

or increased costs

(other than

Taxes which
shall be

governed by

Section 16),

in each

case, due

to changes

in applicable

law occurring
subsequent to the commencement of the

then applicable Interest Period, including any Changes in
Law and changes

in the reserve

requirements imposed by

the Board of

Governors, which additional
or increased costs would

increase the cost of

funding or maintaining loans

bearing interest at the
LIBOR Rate.

In any such

event, the affected

Lender shall give

Borrowers and Agent

notice of
such a determination

and adjustment and

Agent promptly shall

transmit the notice

to each other
Lender and, upon its receipt

of the notice from the

affected Lender, Borrowers

may, by notice

to
such affected Lender (A) require such Lender

to furnish to Borrowers a statement

setting forth in
reasonable detail

the basis

for adjusting

such LIBOR

Rate and

the method

for determining

the
amount of such

adjustment, or (B)

repay the LIBOR

Rate Loans of

such Lender with

respect to
which such adjustment is made (together with any amounts due under Section 2.12(b)(ii)).
(ii)

Subject to the

provisions set forth

in Section 2.12(d)(iii)

below, in
the event that

any change in

market conditions or

any Change in

Law shall at

any time after the
date hereof,

in the

reasonable opinion

of any

Lender, make

it unlawful

or impractical

for such
Lender to fund or

maintain LIBOR Rate Loans

or to continue such

funding or maintaining, or

to
determine or

charge interest

rates at

the LIBOR

Rate, such

Lender shall

give notice

of such
changed circumstances to

Agent and Borrowers

and Agent promptly

shall transmit the

notice to
each other

Lender and

(y) in

the case

of any

LIBOR Rate

Loans of

such Lender

that are
outstanding, the date

specified in such

Lender's notice shall

be deemed to

be the last

day of the
Interest Period

of such

LIBOR Rate

Loans, and

interest upon

the LIBOR

Rate Loans

of such
Lender thereafter

shall accrue

interest at

the rate

then applicable

to Base

Rate Loans,

and (z)
Borrowers shall not

be entitled

to elect

the LIBOR

Option until

such Lender determines

that it
would no longer be unlawful or impractical to do so.
(iii)

Effect of Benchmark Transition Event.
(A)

Benchmark Replacement.

Notwithstanding anything to

the
contrary herein or in

any other Loan Document,

upon the occurrence of

a Benchmark Transition
Event or an Early Opt-in Election, as applicable, Agent and Administrative Borrower may amend this Agreement to replace the

LIBOR Rate with a

Benchmark Replacement. Any such

amendment
with respect to a Benchmark Transition Event will become effective at

5:00 p.m. on the fifth (5th)
Business Day after Agent has

posted such proposed amendment to

all Lenders and Administrative
Borrower so

long as

Agent has

not received,

by such

time, written

notice of

objection to

such
amendment from Lenders comprising the

Required Lenders. Any such

amendment with respect to
an Early Opt-in Election will

become effective on the date

that Lenders comprising the Required
Lenders have delivered

to Agent written

notice that

such Required

Lenders accept such
amendment. No replacement of the LIBOR Rate with a Benchmark Replacement pursuant to this
Section 2.12(d)(iii) will occur prior to the applicable Benchmark Transition Start Date.
(B)

Benchmark Replacement

Conforming Changes.

In
connection with the

implementation of a

Benchmark Replacement, Agent

will have the

right to
make Benchmark

Replacement Conforming

Changes from

time to

time and,

notwithstanding
anything to the

contrary herein or

in any other

Loan Document, any

amendments implementing
such Benchmark

Replacement Conforming

Changes will

become effective

without any

further
action or consent of any other party to this Agreement.

(C)

Notices; Standards for Decisions and Determinations.

Agent will promptly

notify Administrative Borrower

and the Lenders

of (1) any occurrence

of a
Benchmark Transition Event or an Early

Opt-in Election, as applicable, and

its related Benchmark
Replacement Date

and Benchmark

Transition Start

Date, (2)

the implementation

of any
Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming
Changes, and (4) the commencement or

conclusion of any Benchmark Unavailability Period.

Any
determination, decision or election that

may be made by Agent

or Lenders pursuant to this

Section
2.12(d)(iii) including

any determination

with respect

to a

tenor, rate

or adjustment

or of

the
occurrence or non-occurrence of an

event, circumstance or date and any

decision to take or refrain
from taking any action, will be conclusive and binding absent manifest error and may be made in
its or their sole

discretion and without consent

from any other party

hereto, except, in

each case,
as expressly required pursuant to this Section 2.12(d)(iii).
(D)

Benchmark Unavailability Period.

Upon Administrative
Borrower's receipt of notice of the

commencement of a Benchmark Unavailability

Period,
Administrative Borrower

may revoke any

request for

a LIBOR Borrowing

of, conversion

to or
continuation of

LIBOR Rate Loans

to be

made, converted or

continued during

any Benchmark
Unavailability Period and, failing

that, Administrative Borrower will

be deemed to have

converted
any such request into a request for a Borrowing of

or conversion to Base Rate Loans. During any
Benchmark Unavailability Period, the component

of Base Rate based

upon the LIBOR Rate

will
not be used in any determination of the Base Rate.
(e)

No Requirement

of Matched

Funding
.

Anything to

the contrary
contained herein notwithstanding, neither Agent, nor

any Lender, nor any

of their Participants, is
required actually to acquire eurodollar

deposits to fund or otherwise match

fund any Obligation as
to which interest accrues at the LIBOR Rate.
2.13.

Capital Requirements .
(a)

If, after the date hereof, Issuing Bank or any Lender determines that (i) any
Change in

Law regarding

capital, liquidity

or reserve

requirements for

banks or

bank holding
companies, or

(ii) compliance

by Issuing

Bank or

such Lender,

or their

respective parent

bank
holding companies,

with any

guideline, request

or directive

of any

Governmental Authority
regarding capital adequacy or liquidity requirements (whether or not having the force of law), has the effect

of reducing

the return

on Issuing

Bank's, such

Lender's, or

such holding

companies'
capital or

liquidity as

a consequence

of Issuing

Bank's or

such Lender's

commitments, Loans,
participations or

other obligations

hereunder to

a level

below that

which Issuing

Bank, such
Lender, or such holding

companies could have

achieved but for

such Change in

Law or compliance
(taking into consideration Issuing Bank's, such Lender's, or such holding companies' then existing
policies with respect

to capital adequacy or

liquidity requirements and assuming

the full utilization
of such entity's

capital) by any

amount deemed by

Issuing Bank or

such Lender to

be material,
then Issuing Bank or such Lender may notify Borrowers and Agent thereof.

Following receipt of
such notice, Borrowers agree to pay

Issuing Bank or such Lender on demand

the amount of such
reduction of return

of capital as

and when such

reduction is determined,

payable within 30

days
after presentation by Issuing

Bank or such Lender

of a statement in

the amount and setting

forth
in reasonable detail Issuing Bank's or such Lender's calculation thereof and the assumptions upon which such

calculation was

based (which

statement shall

be deemed

true and

correct absent

manifest error).

In determining such

amount, Issuing Bank

or such Lender

may use any

reasonable
averaging and attribution methods.

Failure or delay on the part of Issuing

Bank or any Lender to
demand compensation pursuant

to this Section

shall not constitute

a waiver of Issuing

Bank's or
such Lender's right to demand such compensation; provided, that Borrowers shall not be required to compensate

Issuing Bank

or a

Lender pursuant

to this

Section for

any reductions

in return
incurred more than 180 days prior

to the date that Issuing Bank

or such Lender notifies Borrowers
of such

Change in

Law giving

rise to

such reductions

and of

such Lender's

intention to

claim
compensation therefor; provided further, that if such claim arises by reason of the Change in Law that is retroactive,

then the 180-day period

referred to above

shall be extended to

include the period
of retroactive effect thereof.
(b)

If Issuing Bank

or any Lender

requests additional or

increased costs referred
to in Section 2.11(l) or

Section 2.12(d)(i) or amounts

under Section 2.13(a) or

sends a notice under
Section 2.12(d)(ii) relative to changed circumstances (such

Issuing Bank or Lender, an "Affected
Lender"), then, at the request of Administrative Borrower, such

Affected Lender shall use
reasonable efforts to promptly designate a different one of

its lending offices or to assign its rights
and obligations hereunder to another of its

offices or branches, if (i) in the reasonable

judgment of
such Affected Lender, such designation or

assignment would eliminate or

reduce amounts payable
pursuant to Section 2.11(l),

Section 2.12(d)(i) or Section

2.13(a), as applicable, or

would eliminate
the illegality

or impracticality

of funding

or maintaining

LIBOR Rate

Loans, and

(ii) in

the
reasonable judgment of such Affected

Lender, such designation

or assignment would not

subject
it to

any material unreimbursed

cost or

expense and

would not

otherwise be

materially
disadvantageous to it.

Borrowers agree

to pay

all reasonable

out-of-pocket costs

and expenses
incurred by such Affected Lender

in connection with any

such designation or assignment.

If, after
such reasonable efforts, such Affected

Lender does not so designate a different

one of its lending
offices or

assign its

rights to

another of

its offices

or branches

so as

to eliminate

Borrowers'
obligation to pay any future amounts to such Affected Lender pursuant to Section 2.11(l),

Section
2.12(d)(i) or Section 2.13(a), as applicable,

or to enable Borrowers to obtain

LIBOR Rate Loans,
then Borrowers (without prejudice

to any amounts then

due to such

Affected Lender under Section
2.11(l),

Section 2.12(d)(i) or Section 2.13(a), as applicable) may, unless prior to the effective date of any such

assignment the

Affected Lender

withdraws its

request for

such additional

amounts
under Section 2.11(l),

Section 2.12(d)(i) or Section 2.13(a), as applicable, or indicates that it is no longer unlawful or impractical to fund or

maintain LIBOR Rate Loans, may designate

a different
Issuing Bank or substitute a Lender or prospective Lender,

in each case, reasonably acceptable to
Agent to

purchase the

Obligations owed

to such

Affected Lender

and such

Affected Lender's
commitments hereunder

(a "Replacement

Lender"), and

if such

Replacement Lender

agrees to
such purchase, such Affected

Lender shall assign to

the Replacement Lender its

Obligations and
commitments, and

upon such

purchase by

the Replacement

Lender, which

such Replacement
Lender shall be deemed

to be "Issuing Bank"

or a "Lender"

(as the case may

be) for purposes of
this Agreement and such

Affected Lender shall

cease to be "Issuing

Bank" or a "Lender"

(as the
case may be) for purposes of this Agreement.
(c)

Notwithstanding anything herein to the contrary, the protection of Sections
2.11(l),

2.12(d), and

2.13 shall

be available

to Issuing

Bank and

each Lender

(as applicable)
regardless of any

possible contention of

the invalidity or

inapplicability of the

law, rule, regulation,
judicial ruling, judgment, guideline, treaty or

other change or condition which shall have

occurred
or been imposed, so long as it

shall be customary for issuing banks or

lenders affected thereby to

comply therewith.

Notwithstanding any

other provision

herein, neither

Issuing Bank

nor any
Lender shall demand compensation

pursuant to this

Section 2.13 if it

shall not at the

time be the
general policy or

practice of Issuing

Bank or such

Lender (as the

case may be)

to demand such
compensation in similar circumstances under

comparable provisions of other credit agreements,

if
any.
2.14.

Incremental Facilities .
(a)

At any time during the

period from and after the

Closing Date through but
excluding the date

that is the

3 year anniversary of

the Closing Date,

at the option

of Borrowers
(but subject to

the conditions set

forth in clause

(b) below), the

Revolver Commitments

and the
Maximum Revolver Amount

may be increased

by an amount

in the aggregate

for all such

increases
of the Revolver

Commitments and the

Maximum Revolver Amount

not to exceed

the Available
Increase Amount (each such increase,

an "Increase").

Agent shall invite each Lender

to increase
its Revolver Commitments

(it being understood

that no Lender

shall be obligated

to increase its
Revolver Commitments) in

connection with a

proposed Increase at

the interest margin

proposed
by Borrowers, and if

sufficient Lenders do

not agree to increase

their Revolver Commitments

in
connection with

such proposed

Increase, then

Agent or

Borrowers may

invite any

prospective
lender who is reasonably

satisfactory to Agent and

Borrowers to become a

Lender in connection
with a proposed Increase.

Any Increase shall be in an amount

of at least $5,000,000 and integral
multiples of $5,000,000

in excess thereof.

In no event

may the Revolver

Commitments and the
Maximum Revolver Amount

to be increased

pursuant to this

Section 2.14 on

more than 2

occasions
in the aggregate for all

such Increases.

Additionally, for

the avoidance of doubt,

it is understood
and agreed that in

no event shall the

aggregate amount of the

Increases to the Revolver
Commitments exceed $10,000,000.
(b)

Each of the

following shall be

conditions precedent to

any Increase of the
Revolver Commitments and the Maximum Revolver Amount in connection therewith:
(i)

Agent or Borrowers have obtained

the commitment of one or

more
Lenders (or other prospective lenders) reasonably satisfactory to Agent and Borrowers to provide the applicable Increase and any

such Lenders (or prospective lenders),

Borrowers, and Agent have
signed a

joinder agreement

to this

Agreement (an

"Increase Joinder"),

in form

and substance
reasonably satisfactory to Agent, to which such Lenders (or

prospective lenders), Borrowers, and
Agent are party,
(ii)

each of the

conditions precedent set

forth in Section

3.2 are satisfied,
(iii)

in connection

with any

Increase, if

any Loan

Party or

any of

its
Subsidiaries owns or will acquire any Margin Stock, Borrowers shall deliver to Agent an updated
Form U-1

(with sufficient

additional originals

thereof for

each Lender), duly

executed and
delivered by

the Borrowers,

together with

such other

documentation as

Agent shall

reasonably
request, in order

to enable Agent

and the Lenders

to comply with

any of the

requirements under
Regulations T, U or X of the Federal Reserve Board,
(iv)

Borrowers have delivered

to Agent updated
pro forma

Projections
(after giving effect to

the applicable Increase) for

the Loan Parties and

their Subsidiaries

evidencing compliance on

a
pro forma

basis with Section

7 for the

twelve months (on

a month-
by-month basis) immediately following the proposed date of the applicable Increase, and
(v)

The interest rate margins with respect to the Revolving Loans to be
made pursuant to

the increased Revolver

Commitments shall be

the same as

the interest rate

margin
applicable to Revolving

Loans hereunder immediately

prior to

the applicable

Increase Date (as
defined below)
(the date

of the

effectiveness of

the increased

Revolver Commitments

and the
Maximum Revolver Amount, the

"Increase Date").

Any Increase Joinder

may, with

the consent
of Agent, Borrowers

and the

Lenders or prospective

lenders agreeing

to the

proposed Increase,
effect such amendments to this Agreement and the other Loan Documents as may be necessary to effectuate the provisions of this Section 2.14.
(c)

Unless otherwise

specifically provided

herein, (i)

all references

in this
Agreement and any other Loan

Document to Revolving Loans shall

be deemed, unless the context
otherwise requires, to

include Revolving Loans

made pursuant to

the increased Revolver
Commitments and Maximum Revolver

Amount pursuant to this

Section 2.14, and (ii)

all
references in this

Agreement and any

other Loan Document

to the Term

Loan shall be

deemed,
unless the context

otherwise requires, to

include any Additional

Portion of the

Term Loan

made
pursuant to the increased Term Loan Amount pursuant to this Section 2.14.
(d)

Each of the

Lenders having a

Revolver Commitment prior

to the Increase
Date (the "Pre-Increase Revolver

Lenders") shall assign to

any Lender which

is acquiring a new
or additional Revolver Commitment on the

Increase Date (the "Post-Increase Revolver Lenders"),
and such Post-Increase Revolver Lenders

shall purchase from each Pre-Increase

Revolver Lender,
at the principal amount

thereof, such interests

in the Revolving

Loans and participation interests
in Letters of Credit on such Increase Date as shall be necessary in order that, after giving effect to all such assignments and purchases,

such Revolving Loans and participation interests

in Letters of
Credit will be held by Pre-Increase Revolver Lenders and Post-Increase

Revolver Lenders ratably
in accordance

with their

Pro Rata

Share after

giving effect

to such

increased Revolver
Commitments.
(e)

The Revolving

Loans, Revolver

Commitments, and

Maximum Revolver
Amount established

pursuant to

this Section

2.14 shall

constitute Revolving

Loans, Revolver
Commitments, and

Maximum Revolver

Amount under,

and shall

be entitled

to all

the benefits
afforded by,

this Agreement

and the

other Loan

Documents, and

shall, without

limiting the
foregoing, benefit equally

and ratably from any

guarantees and the security

interests created by the
Loan Documents.

Borrowers shall take

any actions reasonably required

by Agent to

ensure and
demonstrate that the

Liens and security

interests granted by

the Loan Documents

continue to be
perfected under

the Code

or otherwise

after giving effect

to the

establishment of any

such new
Revolver Commitments and Maximum Revolver Amount.
2.15.

Currencies
.

The Revolving

Loans and other

Obligations shall

be made

and
repaid in Dollars.

Payments made in

a currency other

than the currency

in which the

applicable
Obligations are

denominated may

be accepted

by the

Agent in

its sole

discretion and,

if so
accepted, the Borrowers

agree that the

Agent may convert

the payment made

to the currency

of
the applicable Obligations at the applicable Spot Rate in accordance with its normal practices.

2.16.

Joint and Several Liability of Borrowers .
(a)

Each Borrower is accepting joint

and several liability hereunder and

under
the other Loan Documents in

consideration of the financial accommodations

to be provided by

the
Lender Group

under this

Agreement, for

the mutual

benefit, directly

and indirectly,

of each
Borrower and

in consideration

of the

undertakings of

the other

Borrowers to

accept joint

and
several liability for the Obligations.
(b)

Each Borrower, jointly

and severally,

hereby irrevocably and
unconditionally accepts, not merely

as a surety but

also as a co-debtor,

joint and several liability
with the other Borrowers,

with respect to the

payment and performance of

all of the Obligations
(including any Obligations

arising under this

Section 2.16),

it being the

intention of

the parties
hereto that all the Obligations shall be the

joint and several obligations of each Borrower

without
preferences or distinction

among them.

Accordingly, at

any time

when there

is more

than one
Borrower, each Borrower hereby

waives any and all suretyship defenses

that would otherwise be
available to such Borrower under applicable law.
(c)

If and to the extent

that any Borrower shall fail

to make any payment with
respect to

any of

the Obligations

as and

when due,

whether upon

maturity, acceleration,

or
otherwise, or to perform any of the Obligations in accordance with the terms thereof, then in each such event

the other

Borrowers will

make such

payment with

respect to,

or perform,

such
Obligations until

such time

as all

of the

Obligations are

paid in

full, and

without the

need for
demand, protest, or any other notice or formality.
(d)

The Obligations of each Borrower under

the provisions of this Section 2.16
constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each Borrower

to the full

extent of its

properties and assets,

irrespective of the

validity,
regularity or enforceability of

the provisions of this Agreement

(other than this Section 2.16(d))

or
any other circumstances whatsoever.
(e)

Without limiting

the generality

of the

foregoing and

except as

otherwise
expressly provided in

this Agreement, at

any time when

there is more

than one Borrower,

each
Borrower hereby waives presentments, demands for

performance, protests and notices, including
notices of acceptance of its joint and several liability, notice of any Revolving Loans, any portion
of the Term

Loan or any

Letters of Credit issued

under or pursuant

to this Agreement,

notice of
the occurrence of

any Default, Event

of Default,

notices of

nonperformance, notices

of protest,
notices of dishonor, notices of acceptance of this Agreement, notices of the existence, creation, or incurring of new

or additional Obligations

or other financial

accommodations or of

any demand
for any payment under this Agreement,

notice of any action at any

time taken or omitted by Agent
or Lenders under

or in respect

of any of

the Obligations, any

right to proceed

against any other
Borrower or

any other

Person, to

proceed against

or exhaust

any security

held from

any other
Borrower or any other Person, to

protect, secure, perfect, or insure any security

interest or Lien on
any property subject

thereto or exhaust

any right to

take any action

against any other

Borrower,
any other

Person, or

any collateral,

to pursue

any other

remedy in

any member

of the

Lender
Group's or

any Bank

Product Provider's

power whatsoever,

any requirement

of diligence

or to
mitigate damages and, generally,

to the extent

permitted by applicable law,

all demands, notices
and other

formalities of

every kind

in connection

with this

Agreement (except

as otherwise

provided in this Agreement),

any right to assert

against any member of

the Lender Group or

any
Bank Product Provider, any

defense (legal or

equitable), set-off, counterclaim, or

claim which each
Borrower may now

or at any

time hereafter have

against any other

Borrower or any

other party
liable to

any member of

the Lender Group

or any

Bank Product Provider,

any defense, set-off,
counterclaim, or

claim, of

any kind

or nature,

arising directly

or indirectly

from the

present or
future lack of perfection, sufficiency, validity,

or enforceability of the Obligations or any security
therefor, and any right or defense

arising by reason of any

claim or defense based

upon an election
of remedies

by any

member of

the Lender

Group or

any Bank

Product Provider

including any
defense based

upon an

impairment or

elimination of

such Borrower's

rights of

subrogation,
reimbursement, contribution, or indemnity

of such Borrower against

any other Borrower.

Without
limiting the generality of

the foregoing, at any

time when there is

more than one Borrower,

each
Borrower hereby assents to, and

waives notice of, any extension

or postponement of the time

for
the payment of any

of the Obligations, the

acceptance of any payment

of any of the

Obligations,
the acceptance of any

partial payment thereon, any

waiver, consent or other action

or acquiescence
by Agent

or Lenders

at any

time or

times in

respect of

any default

by any

Borrower in

the
performance or satisfaction of any term,

covenant, condition or provision of

this Agreement, any
and all other

indulgences whatsoever by

Agent or Lenders

in respect of

any of the

Obligations,
and the taking,

addition, substitution or

release, in whole

or in part,

at any time

or times, of

any
security for any of

the Obligations or the

addition, substitution or

release, in whole or

in part, of
any Borrower.

Without limiting

the generality of

the foregoing, at

any time when

there is more
than one Borrower,

each Borrower assents

to any other

action or delay in

acting or failure to

act
on the part of any

Agent or Lender with respect

to the failure by any Borrower

to comply with any
of its respective

Obligations, including

any failure

strictly or diligently

to assert

any right or

to
pursue any remedy

or to comply

fully with applicable

laws or regulations

thereunder, which might,
but for the provisions of this Section 2.16 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this Section 2.16, it being the
intention of each

Borrower that, so

long as any

of the Obligations

hereunder remain unsatisfied,
the Obligations

of each

Borrower under

this Section

2.16 shall

not be

discharged except

by
performance and then only to the extent of such performance.

The Obligations of each Borrower
under this

Section 2.16

shall not

be diminished

or rendered

unenforceable by

any winding

up,
reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any other Borrower

or any

Agent or

Lender.

Each of

the Borrowers

waives, to

the fullest

extent
permitted by law,

the benefit of

any statute of

limitations affecting

its liability hereunder

or the
enforcement hereof.

Any payment by any Borrower or other

circumstance which operates to toll
any statute of

limitations as to

any Borrower shall

operate to toll

the statute of

limitations as to
each of the Borrowers.

At any time when there is

more than one Borrower, each of the Borrowers
waives any defense based

on or arising out

of any defense of

any Borrower or any

other Person,
other than payment of the

Obligations to the extent of

such payment, based on or

arising out of the
disability of any Borrower or any other Person, or the validity,

legality, or unenforceability of

the
Obligations or any part thereof from any cause,

or the cessation from any cause of

the liability of
any Borrower other than

payment of the Obligations

to the extent of

such payment.

Agent may,
at the election

of the Required

Lenders, foreclose upon

any Collateral held

by Agent by

one or
more judicial or

nonjudicial sales or

other dispositions, whether

or not every

aspect of any

such
sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise
any other right

or remedy Agent,

any other member

of the Lender

Group, or any

Bank Product
Provider may have

against any Borrower

or any other

Person, or any

security, in each case,

without

affecting or

impairing in

any way the

liability of

any of the

Borrowers hereunder except

to the
extent the Obligations have been paid.
(f)

Each Borrower

represents and

warrants to

Agent and

Lenders that

such
Borrower is currently

informed of the

financial condition

of Borrowers and

of all other
circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations.

Each Borrower further represents and

warrants to Agent and

Lenders that such
Borrower has

read and

understands the

terms and

conditions of

the Loan

Documents.

Each
Borrower hereby

covenants that

such Borrower

will continue

to keep

informed of

Borrowers'
financial condition

and of

all other

circumstances which

bear upon

the risk

of nonpayment

or
nonperformance of the Obligations.
(g)

The provisions of this Section 2.16 are made for the benefit of Agent,

each
member of the

Lender Group, each

Bank Product

Provider, and

their respective

successors and
assigns, and may be enforced

by it or them from time

to time against any or all

Borrowers as often
as occasion therefor may

arise and without requirement

on the part of

Agent, any member of the
Lender Group, any

Bank Product Provider,

or any of

their successors or

assigns first to

marshal
any of its or their claims

or to exercise any of its

or their rights against any Borrower or

to exhaust
any remedies available to

it or them against

any Borrower or to

resort to any other

source or means
of obtaining

payment of

any of

the Obligations

hereunder or

to elect

any other

remedy.

The
provisions of this

Section 2.16 shall

remain in effect

until all of

the Obligations shall

have been
paid in full or otherwise fully satisfied.

If at any time, any payment, or any

part thereof, made in
respect of any of the Obligations, is rescinded or must otherwise be restored or returned by Agent or any Lender upon the

insolvency, bankruptcy

or reorganization of any

Borrower, or otherwise,
the provisions of this

Section 2.16 will forthwith

be reinstated in effect,

as though such payment
had not been made.
(h)

Each Borrower hereby

agrees that it

will not enforce

any of its

rights that
arise from the

existence, payment, performance

or enforcement of

the provisions of

this Section
2.16, including rights

of subrogation, reimbursement, exoneration,

contribution or indemnification
and any right

to participate

in any claim

or remedy

of Agent,

any other member

of the

Lender
Group, or any Bank Product

Provider against any Borrower, whether or not such

claim, remedy or
right arises in

equity or under

contract, statute or

common law, including the

right to take

or receive
from any Borrower,

directly or indirectly,

in cash or

other property or

by set-off or

in any other
manner, payment

or security solely

on account of

such claim, remedy

or right, unless

and until
such time as all of the Obligations have been paid in full in cash.

Any claim which any Borrower
may have against any other Borrower

with respect to any payments

to any Agent or any

member
of the Lender

Group hereunder or

under any of the

Bank Product Agreements are

hereby expressly
made subordinate

and junior

in right

of payment,

without limitation

as to

any increases

in the
Obligations arising hereunder or thereunder, to the prior

payment in full in cash

of the Obligations
and, in the event of any insolvency,

bankruptcy, receivership, liquidation,

reorganization or other
similar proceeding

under the

laws of

any jurisdiction

relating to

any Borrower,

its debts

or its
assets, whether voluntary

or involuntary,

all such Obligations shall

be paid in

full in cash before
any payment or

distribution of any

character, whether

in cash, securities

or other property,

shall
be made to any other Borrower therefor.

If any amount shall be paid to any

Borrower in violation
of the immediately preceding sentence,

such amount shall be held in

trust for the benefit of

Agent,
for the benefit of the

Lender Group and the Bank

Product Providers, and shall forthwith be

paid to

Agent to

be credited

and applied

to the

Obligations and

all other

amounts payable

under this
Agreement, whether matured or unmatured, in accordance with the terms of this Agreement, or to
be held as

Collateral for any

Obligations or other

amounts payable under

this Agreement thereafter
arising.

Notwithstanding anything to the contrary contained in this Agreement, no Borrower may exercise any rights of subrogation, contribution, indemnity,

reimbursement or other similar rights
against, and may not proceed or seek

recourse against or with respect to

any property or asset of,
any other

Borrower (the

"Foreclosed Borrower"),

including after

payment in

full of

the
Obligations, if

all or

any portion

of the

Obligations have

been satisfied

in connection

with an
exercise of

remedies in

respect of

the Equity

Interests of

such Foreclosed

Borrower whether
pursuant to this Agreement or otherwise.
(i)

Each of the Borrowers

hereby acknowledges and affirms that

it understands
that to the extent

the Obligations are secured

by Real Property located

in California, the Borrowers
shall be

liable for

the full

amount of

the liability

hereunder notwithstanding the

foreclosure on
such Real Property by trustee sale or any other reason impairing such Borrower's right to proceed against any other

Loan Party.

In accordance with

Section 2856 of

the California Civil

Code or
any similar laws

of any other

applicable jurisdiction, each

of the Borrowers

hereby waives until
such time as the Obligations have been paid in full:
(i)

all rights

of subrogation,

reimbursement, indemnification,

and
contribution and any other rights and defenses that are or may become available to the Borrowers by reason of Sections 2787 to 2855, inclusive, 2899, and

3433 of the California Civil Code or any
similar laws of any other applicable jurisdiction;
(ii)

all rights

and defenses

that the

Borrowers may

have because

the
Obligations are secured by

Real Property located in California,

meaning, among other things,

that:

(A) Agent, the other members

of the Lender Group,

and the Bank Product Providers

may collect
from the Borrowers

without first foreclosing

on any real

or personal property

collateral pledged
by any

Loan Party,

and (B)

if Agent,

on behalf

of the

Lender Group,

forecloses on

any Real
Property Collateral pledged by any Loan Party, (1) the amount of the Obligations may be reduced only by the

price for which

that collateral is

sold at the

foreclosure sale, even

if the collateral

is
worth more than the sale price, and (2) the Lender

Group may collect from the Loan Parties even
if, by foreclosing

on the Real

Property Collateral, Agent

or the other

members of the

Lender Group
have destroyed or

impaired any right

the Borrowers may

have to collect

from any other

Loan Party,
it being understood that this is an unconditional and irrevocable waiver of any rights and defenses
the Borrowers

may have

because the

Obligations are

secured by

Real Property

(including any
rights or

defenses based

upon Sections

580a, 580d,

or 726

of the

California Code

of Civil
Procedure or any similar laws of any other applicable jurisdiction); and
(iii)

all rights

and defenses

arising out

of an

election of

remedies by
Agent, the other members of the Lender

Group, and the Bank Product Providers, even

though that
election of remedies, such as

a nonjudicial foreclosure with respect

to security for the Obligations,
has destroyed

the Borrowers'

rights of

subrogation and

reimbursement against

any other

Loan
Party by the

operation of Section

580d of the

California Code of

Civil Procedure or

any similar
laws of any other applicable jurisdiction or otherwise.

3.

CONDITIONS; TERM OF AGREEMENT.
3.1.

Conditions Precedent to

the Initial Extension

of Credit
.

The obligation of
each Lender

to make

the initial

extensions of

credit provided

for hereunder

is subject

to the
fulfillment, to the

satisfaction of Agent

and each Lender,

of each of the

conditions precedent set
forth on Schedule

3.1 to this

Agreement (the making

of such initial

extensions of credit

by a Lender
being conclusively deemed to be its satisfaction or waiver of the conditions precedent).
3.2.

Conditions Precedent

to all

Extensions of

Credit
.

The obligation

of the
Lender Group (or any

member thereof) to make

any Revolving Loans or

to make the

Additional
M/E Term Loan hereunder (or to extend any other

credit hereunder) at any time shall

be subject to
the following conditions precedent:
(a)

the representations

and warranties

of each

Loan Party

or its

Subsidiaries
contained in this

Agreement or in

the other Loan

Documents shall be

true and correct

in all material
respects (except that

such materiality qualifier shall

not be applicable

to any representations and
warranties that already are qualified

or modified by materiality

in the text thereof) on

and as of the
date of such extension of

credit, as though made on

and as of such date

(except to the extent that
such representations

and warranties

relate solely

to an

earlier date,

in which

case such
representations and warranties

shall be true

and correct in

all material respects

(except that such
materiality qualifier shall not be applicable

to any representations and warranties

that already are
qualified or modified by materiality in the text thereof) as of such earlier date);

(b)

no Default or Event

of Default shall have

occurred and be continuing

on the
date of such extension of credit, nor shall either result from the making thereof; and
(c)

solely with

respect to

the Additional

M/E Term

Loan, Agent

shall have
received an Acceptable Appraisal

with respect to the

Eligible M&E within three

months prior to
the date of the funding of the Additional M/E Term Loan.
3.3.

Maturity
.

The Commitments shall continue in full force

and effect for a term
ending on the Maturity Date (unless terminated earlier in accordance with the terms hereof).
3.4.

Effect of

Maturity
.

On the

Maturity Date,

all commitments

of the

Lender
Group to

provide additional

credit hereunder

shall automatically

be terminated

and all

of the
Obligations (other than

Hedge Obligations) immediately

shall become due

and payable without
notice or demand

and Borrowers shall

be required to repay

all of the

Obligations (other than

Hedge
Obligations) in full.

No termination of the

obligations of the Lender

Group (other than payment
in full of the

Obligations and termination of

the Commitments) shall relieve

or discharge any Loan
Party of its

duties, obligations,

or covenants hereunder

or under

any other

Loan Document and
Agent's Liens in the Collateral shall

continue to secure the Obligations

and shall remain in effect
until all Obligations

have been paid

in full.

When all of

the Obligations have

been paid in

full,
Agent will,

at Borrowers'

sole expense,

execute and

deliver any

termination statements,

lien
releases, discharges of security interests, and other similar discharge or release documents (and, if
applicable, in recordable form) as are reasonably necessary to release, as of record, Agent's Liens and all notices of security interests and liens previously filed by Agent.

3.5.

Early Termination

by Borrowers
.

Borrowers have

the option,

at any

time
upon ten Business

Days prior written

notice to Agent,

to repay all

of the Obligations

in full and
terminate the

Commitments.

The foregoing

notwithstanding, (a)

Borrowers may

rescind
termination notices relative to

proposed payments in full

of the Obligations with

the proceeds of
third party Indebtedness

if the closing

for such issuance

or incurrence does

not happen on

or before
the date of

the proposed termination

(in which case,

a new notice

shall be required

to be sent

in
connection with any

subsequent termination), and

(b) Borrowers may

extend the date

of
termination at

any time

with the

consent of

Agent (which

consent shall

not be

unreasonably
withheld or delayed).
3.6.

Conditions Subsequent.

The obligation of the Lender Group (or any member
thereof) to continue to make Revolving Loans (or otherwise extend credit hereunder) is subject to the fulfillment, on or before

the date applicable thereto, of

the conditions subsequent set

forth on
Schedule 3.6 to this Agreement (the failure by

Borrowers to so perform or cause to be

performed
such conditions

subsequent as

and when

required by

the terms

thereof (unless

such date

is
extended, in writing,

by Agent, which

Agent may do

without obtaining the

consent of the

other
members of the Lender Group), shall constitute an Event of Default).
4.

REPRESENTATIONS

AND WARRANTIES.
In order to

induce the Lender

Group to enter

into this Agreement,

each Borrower makes
the following representations and warranties to the Lender

Group which shall be true, correct, and
complete, in all material respects (except

that such materiality qualifier shall

not be applicable to
any representations and warranties that already are qualified or modified by materiality in the text
thereof), as of the

Closing Date, and

shall be true,

correct, and complete,

in all material

respects
(except that such materiality

qualifier shall not be applicable

to any representations and warranties
that already are

qualified or modified

by materiality in

the text thereof),

as of the

date of the

making
of each Revolving Loan (or other

extension of credit) made thereafter,

as though made on and as
of the date

of such Revolving

Loan (or other

extension of credit)

(except to the

extent that such
representations and warranties relate

solely to an earlier

date, in which case

such representations
and warranties

shall be

true and

correct in

all material

respects (except

that such

materiality
qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in

the text thereof) as

of such earlier date),

and such representations

and
warranties shall survive the execution and delivery of this Agreement:
4.1.

Due Organization and Qualification; Subsidiaries .
(a)

Each Loan

Party and

each of

its Subsidiaries

(i) is

duly organized

and
existing and in good standing under the

laws of the jurisdiction of its organization, (ii) is qualified or registered to

do business in

any jurisdiction where

the failure to

be so qualified

or registered
could reasonably be

expected to result

in a Material

Adverse Effect, and

(iii) has all

requisite power
and authority to own and

operate its properties, to

carry on its business as

now conducted and as
proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out
the transactions contemplated thereby.
(b)

Set forth on

Schedule 4.1(b) to

this Agreement (as

such Schedule may

be
updated from

time to

time to

reflect changes

resulting from

transactions permitted

under this

Agreement) is a complete and

accurate description of the authorized

Equity Interests of each

Loan
Party, by

class, and, as

of the Closing

Date, a description

of the number

of shares of

each such
class that are issued and outstanding.
(c)

Set forth on

Schedule 4.1(c) to

this Agreement (as

such Schedule may

be
updated from

time to

time to

reflect changes

resulting from

transactions permitted

under this
Agreement), is a

complete and accurate

list of the

Loan Parties' direct

and indirect Subsidiaries,
showing: (i)

the number

of shares

of each

class of

common and

preferred Equity

Interests
authorized for each of

such Subsidiaries, and (ii)

the number and the percentage

of the outstanding
shares of

each such

class owned

directly or

indirectly by

Administrative Borrower.

All of

the
outstanding Equity Interests of each such Subsidiary has been validly issued and is fully paid and
non-assessable.
(d)

Except as set forth on Schedule 4.1(d) to this Agreement, as of the

Closing
Date, there

are no

subscriptions, options,

warrants, or

calls relating

to any

shares of

any Loan
Party's or any of

its Subsidiaries' Equity Interests,

including any right of

conversion or exchange
under any outstanding

security or other

instrument.

No Loan Party

is subject to

any obligation
(contingent or

otherwise) to

repurchase or

otherwise acquire

or retire

any shares

of its

Equity
Interests or any security convertible into or exchangeable for any of its Equity Interests.
4.2.

Due Authorization; No Conflict .
(a)

As to each

Loan Party,

the execution, delivery,

and performance

by such
Loan Party of

the Loan Documents

to which it

is a party

have been duly

authorized by all

necessary
action on the part of such Loan Party.
(b)

As to each

Loan Party,

the execution, delivery,

and performance

by such
Loan Party of the

Loan Documents to which

it is a party

do not and will

not (i) violate any

material
provision of federal, state, provincial or local law or regulation applicable to any Loan Party or its
Subsidiaries, the

Governing Documents

of any

Loan Party

or its

Subsidiaries, or

any order,
judgment, or decree of any

court or other Governmental

Authority binding on any Loan

Party or
its Subsidiaries, (ii)

conflict with, result

in a breach

of, or constitute

(with due notice

or lapse of
time or both) a default under

any material agreement of any

Loan Party or its Subsidiaries

where
any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse

Effect, (iii) result in

or require the creation

or imposition of any Lien
of any nature

whatsoever upon any

assets of any

Loan Party,

other than Permitted

Liens, or (iv)
require any approval of any holder of Equity Interests of

a Loan Party or any approval or consent
of any Person under

any material agreement of

any Loan Party,

other than consents or

approvals
that have been

obtained and

that are still

in force

and effect

and except,

in the case

of material
agreements, for

consents or

approvals, the

failure to

obtain could

not individually

or in

the
aggregate reasonably be expected to cause a Material Adverse Effect.
4.3.

Governmental Consents
.

The execution, delivery,

and performance by

each
Loan Party of the Loan Documents to which such Loan Party is a party and the consummation of
the transactions contemplated by the Loan Documents do not and will not require any registration
with, consent, or approval

of, or notice to,

or other action with

or by, any Governmental Authority,
other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date.
4.4.

Binding Obligations; Perfected Liens .
(a)

Each Loan Document has

been duly executed and

delivered by each Loan
Party that is

a party thereto

and is

the legally valid

and binding obligation

of such

Loan Party,
enforceable against such

Loan Party in

accordance with its

respective terms, except

as enforcement
may be limited by equitable principles or by bankruptcy, insolvency,

reorganization, moratorium,
or similar laws relating to or limiting creditors' rights generally.
(b)

Agent's Liens

are validly

created, perfected

(other than

(i) in

respect of
motor vehicles that are subject to a certificate of title, (ii) money, (iii) letter-of-credit rights (other than supporting obligations), (iv)

commercial tort claims (other

than those that, by the

terms of the
Guaranty and Security

Agreement, are required

to be

perfected), and (v)

any Deposit Accounts
and Securities Accounts

not subject to

a Control Agreement

as permitted by

Section 7(k)(iv) of
the Guaranty and Security

Agreement, and subject

only to the filing

of financing statements

and
the recordation of the Mortgages, in each

case, in the appropriate filing offices),

and first priority
Liens, subject

only to

Permitted Liens

which are

non-consensual Permitted

Liens, permitted
purchase money Liens, or the interests of lessors under Capital Leases.
4.5.

Title to Assets;

No Encumbrances
.

Each of the

Loan Parties and

its
Subsidiaries has (a) good, sufficient and

legal title to (in the

case of fee interests in

Real Property),
(b) valid leasehold interests in (in the case of leasehold interests in real or personal property), and
(c) good and marketable title

to (in the case of

all other personal property), all

of their respective
assets reflected in their most recent financial statements delivered pursuant to Section 5.1, in each
case except for

assets disposed of

since the date

of such financial statements

to the extent

permitted
hereby.

All of such assets are free and clear of Liens except for Permitted Liens.
4.6.

Litigation .
(a)

There are no actions, suits, or proceedings pending or,

to the knowledge of
any Borrower, after due inquiry,

threatened in writing against a Loan Party or

any of its
Subsidiaries that either individually or in the

aggregate could reasonably be expected to result

in a
Material Adverse Effect.
(b)

Schedule 4.6(b)

to this

Agreement sets

forth a complete

and accurate
description of each of

the actions, suits, or proceedings

with asserted liabilities in

excess of, or that
could reasonably be expected

to result in liabilities

in excess of, $500,000

that, as of the Closing
Date, is pending

or, to the knowledge

of any Borrower, after

due inquiry, threatened against a

Loan
Party or any of its Subsidiaries.
4.7.

Compliance with

Laws
.

No Loan Party

nor any of

its Subsidiaries (a)

is in
violation of any

applicable laws, rules,

regulations, executive

orders, or codes

(including
Environmental Laws) that, individually or

in the aggregate, could reasonably

be expected to result
in a Material Adverse Effect, or (b) is subject to or

in default with respect to any final judgments,
writs, injunctions, decrees,

rules or regulations

of any court

or any federal,

state, municipal or

other
governmental department,

commission, board,

bureau, agency

or instrumentality,

domestic or

foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material
Adverse Effect.
4.8.

No Material Adverse Effect
.

All historical financial statements relating

to the
Loan Parties

and their

Subsidiaries that

have been

delivered by Borrowers

to Agent

have been
prepared in accordance with GAAP (except, in the

case of unaudited financial statements, for the
lack of footnotes and

being subject to year-end audit

adjustments) and present fairly

in all material
respects, the Loan

Parties' and their

Subsidiaries' consolidated financial

condition as of

the date
thereof and results of

operations for the period

then ended.

Since December 31, 2019,

no event,
circumstance, or

change has

occurred that

has or

could reasonably

be expected

to result

in a
Material Adverse Effect.
4.9.

Solvency .
(a)

The Loan Parties, taken as a whole, are Solvent.
(b)

No transfer of property is being made by any Loan Party and no obligation is being

incurred by

any Loan

Party in

connection with

the transactions

contemplated by

this
Agreement or the other Loan Documents with

the intent to hinder, delay, or defraud either present
or future creditors of such Loan Party.
4.10.

Employee Benefits
.

(a)

Except as set

forth on Schedule

4.10, no Loan

Party, none

of their
Subsidiaries, nor

any of

their ERISA

Affiliates maintains

or contributes

to any

Benefit
Plan.

Except as would not reasonably be expected,

either individually or in the aggregate, to

have
a Material Adverse

Effect, (i)

each Employee Benefit

Plan is in

compliance with the

applicable
provisions of ERISA, the IRC and other federal or state laws and (ii) each Employee Benefit Plan that is intended

to be a

qualified plan under

Section 401(a) of the

IRC has received

a favorable
determination or

relies upon

an opinion

letter from

the IRS

to the

effect that

the form

of such
Employee Benefit Plan

is qualified under

Section 401(a) of the

IRC and the

trust related thereto
has been determined by the IRS to

be exempt from federal income tax under

Section 501(a) of the
IRC, or an application for

either such a letter is

currently being processed by the

IRS, and, to the
knowledge of the Borrower, nothing has

occurred that would prevent or

cause the loss of such

tax-
qualified status.

There are

no pending

or, to

the knowledge

of the

Borrowers, threatened

or
contemplated claims, actions or

lawsuits, or action by

any Governmental Authority,

with respect
to any Employee

Benefit Plan that,

either individually or

in the

aggregate, could

reasonably be
expected to have a

Material Adverse Effect.

There has been no

non-exempt prohibited transaction
or violation of

the fiduciary responsibility

rules with respect

to any Employee

Benefit Plan that,
either individually or in the aggregate, has

had or could reasonably be expected to

have a Material
Adverse Effect.
(b)

No liability to the

PBGC (other than for

the payment of current

premiums
which are not past due) by any Loan Party or ERISA Affiliate has been incurred or is expected by
any Loan Party or ERISA Affiliate to be incurred with respect to any Pension Plan.
(c)

No Notification Event exists or has occurred in the past six (6) years.

(d)

No Loan Party or ERISA Affiliate has provided any security under Section
436 of the IRC.

(e)

No Loan Party,

nor any of its Subsidiaries,

maintains or contributes to any
Canadian Defined

Benefit Plan

nor has

any liabilities

or obligations

in respect

of a

Canadian
Defined Benefit Plan that

has been terminated or

wound up other than

a Canadian Multi-Employer
Plan.

Except as set forth on Schedule 4.10, as of the Closing Date no Loan Party, nor any of their
Subsidiaries, maintains or contributes

to any Canadian Pension

Plan.

Each Canadian Pension Plan
is, and has

been maintained in

compliance to the

Income Tax

Act (Canada), all

applicable laws
and the terms

of each such

Canadian Pension Plan,

except where the

failure to do

so would not
reasonably be expected to result in a Material Adverse Effect.

4.11.

Environmental Condition
.

Except as

set forth

on Schedule

4.11 to

this
Agreement, (a)

to each

Borrower's knowledge,

no Loan

Party's nor

any of

its Subsidiaries'
properties or assets has ever been used by a Loan Party, its Subsidiaries, or by previous owners or operators in the disposal

of, or to produce,

store, handle, treat, release, or

transport, any Hazardous
Materials, where such disposal, production, storage, handling,

treatment, release or transport was
in violation, in any material respect, of

any applicable Environmental Law, (b) to each Borrower's
knowledge, after due inquiry,

no Loan Party's nor any

of its Subsidiaries' properties or

assets has
ever been designated or identified in any manner pursuant to any environmental protection statute
as a Hazardous Materials disposal site,

(c) no Loan Party nor any

of its Subsidiaries has received
notice that a

Lien arising under

any Environmental Law

has attached to

any revenues or

to any
Real Property owned

or operated by

a Loan Party

or its Subsidiaries,

and (d) no

Loan Party nor
any of

its Subsidiaries

nor any

of their

respective facilities

or operations

is subject

to any
outstanding written order, consent decree, or

settlement agreement with any Person

relating to any
Environmental Law

or Environmental

Liability that,

individually or

in the

aggregate, could
reasonably be expected to result in a Material Adverse Effect.
4.12.

Complete Disclosure
.

All factual

information taken

as a

whole (other

than
forward-looking information

and projections and

information of a

general economic nature

and
general information about

the industry of

any Loan Party

or its Subsidiaries)

furnished by or

on
behalf of

a Loan

Party or

its Subsidiaries

in writing

to Agent

or any

Lender (including

all
information contained in the Schedules hereto or in the other

Loan Documents) for purposes of or
in connection

with this

Agreement or

the other

Loan Documents,

and all

other such

factual
information taken as a whole (other than

forward-looking information and projections and
information of a general economic nature and general information about the industry of any Loan
Party or its Subsidiaries) hereafter furnished by or on behalf of a Loan Party or its Subsidiaries in
writing to Agent or any

Lender will be, true and

accurate, in all material respects, on

the date as of
which such

information is

dated or

certified and

not incomplete

by omitting

to state

any fact
necessary to make such

information (taken as

a whole) not misleading

in any material respect

at
such time

in light

of the

circumstances under

which such

information was

provided.

The
Projections delivered to

Agent on September

8, 2020 represent, and

as of the

date on which

any
other Projections are

delivered to Agent,

such additional Projections

represent, Borrowers' good
faith estimate, on

the date such

Projections are delivered,

of the Loan

Parties' and their

Subsidiaries'
future performance for

the periods

covered thereby based

upon assumptions

believed by
Borrowers to be reasonable

at the time of

the delivery thereof to

Agent (it being understood

that
such Projections

are subject

to significant

uncertainties and

contingencies, many

of which

are

beyond the control of the Loan Parties and their Subsidiaries, and no assurances can be given that such Projections will

be realized, and

although reflecting Borrowers'

good faith estimate,
projections or

forecasts based

on methods

and assumptions

which Borrowers

believed to

be
reasonable at the

time such Projections were

prepared, are not to

be viewed as facts,

and that actual
results during the

period or periods

covered by the

Projections may differ

materially from projected
or estimated results).

As of the

Closing Date, the

information included in

the Beneficial Ownership
Certification is true and correct in all respects.
4.13.

Patriot Act
.

To the extent

applicable, each Loan Party is in compliance, in all
material respects, with the

(a) Trading with

the Enemy Act, as

amended, and each of

the foreign
assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter
V,

as amended)

and any

other enabling

legislation or

executive order

relating thereto,

and (b)
Uniting and

Strengthening America

by Providing

Appropriate Tools

Required to

Intercept and
Obstruct Terrorism

(USA Patriot Act of 2001,

as amended) (the "Patriot Act")

and all applicable
Canadian Anti-Money Laundering & Anti-Terrorism Legislation.
4.14.

Indebtedness
.

Set forth

on Schedule

4.14 to

this Agreement

is a

true and
complete list

of all

Indebtedness of

each Loan

Party and

each of

its Subsidiaries

outstanding
immediately prio

r

to the

Closing Date

(other than

(i) unsecured

Permitted Indebtedness
outstanding immediately prior to the

Closing Date with respect to

any one transaction or a

series
of related

transactions in

an amount

not to

exceed $250,000,

provided, that

all such

Permitted
Indebtedness, in the aggregate, shall

not exceed $500,000, and (ii) the

Mexican Term Debt) that is
to remain outstanding immediately

after giving effect to the

closing hereunder on the

Closing Date
and such Schedule accurately sets forth

the aggregate principal amount of such Indebtedness

as of
the Closing Date.
4.15.

Payment of Taxes
.

Except as otherwise permitted

under Section 5.5, all

Tax
returns and reports of

each Loan Party and

its Subsidiaries required to

be filed by any

of them have
been timely filed,

and all Taxes

shown on such

Tax

returns to be

due and payable

and all other
Taxes upon a Loan Party and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due

and payable have been paid

when due and payable.

Each Loan Party
and each of its Subsidiaries

have made adequate provision in

accordance with GAAP for all

Taxes
not yet due

and payable.

No Borrower knows

of any proposed

Tax assessment

against a Loan
Party or any

of its

Subsidiaries that is

not being

actively contested by

such Loan

Party or

such
Subsidiary diligently, in

good faith, and by appropriate proceedings;

provided, that such reserves
or other appropriate provisions,

if any,

as shall be

required in conformity with

GAAP shall have
been made or provided therefor.
4.16.

Margin Stock
.

Neither any Loan

Party nor any

of its Subsidiaries

owns any
Margin Stock

or is

engaged principally,

or as

one of

its important

activities, in

the business

of
extending credit

for the

purpose of

purchasing or

carrying any

Margin Stock.

No part

of the
proceeds of the Loans made

to Borrowers will be

used to purchase or carry

any Margin Stock or
to extend credit to

others for the

purpose of purchasing

or carrying any Margin

Stock or for

any
purpose that violates the provisions

of Regulation T,

U or X of the

Board of Governors.

Neither
any Loan Party nor any of its Subsidiaries expects to acquire any Margin Stock.

4.17.

Governmental Regulation
.

No Loan

Party nor

any of

its Subsidiaries

is
subject to

regulation under

the Federal

Power Act

or the

Investment Company

Act of

1940 or
under any other federal or

state statute or regulation which

may limit its ability to

incur
Indebtedness or which may otherwise render

all or any portion of the

Obligations unenforceable.

No Loan

Party nor

any of

its Subsidiaries

is a

"registered investment

company" or

a company
"controlled" by a

"registered investment company"

or a "principal

underwriter" of

a "registered
investment company" as such terms are defined in the Investment Company Act of 1940.
4.18.

OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws
.

No Loan Party or any of its

Subsidiaries is in violation of any Sanctions.

No Loan Party nor any
of its Subsidiaries nor, to

the knowledge of such

Loan Party, any director, officer, employee, agent
or Affiliate

of such

Loan Party

or such

Subsidiary (a)

is a

Sanctioned Person

or a

Sanctioned
Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with

Sanctioned Persons or Sanctioned

Entities.

Each of the Loan Parties

and
its Subsidiaries

has implemented

and maintains

in effect

policies and

procedures reasonably
designed to

ensure compliance

with Sanctions,

Anti-Corruption Laws

and Anti-Money
Laundering Laws.

Each of the

Loan Parties and

its Subsidiaries, and

to the knowledge

of each
such Loan Party, each director, officer, employee, agent and Affiliate of each such

Loan Party and
each such Subsidiary, is in compliance with all Sanctions, Anti-Corruption Laws and Anti-Money
Laundering Laws.

No proceeds

of any Loan

made or Letter

of Credit issued

hereunder will be
used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity,

or otherwise used in any manner that

would result in
a violation of any Sanction, Anti-Corruption Law or Anti-Money Laundering Law

by any Person
(including any Lender,

Bank Product Provider,

or other individual

or entity participating

in any
transaction).
4.19.

Employee and Labor Matters
.

There is (i) no unfair labor practice

complaint
pending or, to

the knowledge of any

Borrower, threatened against

any Loan Party or

its
Subsidiaries before

any Governmental

Authority and

no grievance

or arbitration

proceeding
pending or threatened against any Loan Party

or its Subsidiaries which arises out

of or under any
collective bargaining

agreement and

that could

reasonably be

expected to

result in

a material
liability, (ii)

no strike, labor

dispute, slowdown, stoppage

or similar action

or grievance pending
or threatened

in writing

against any

Loan Party

or its

Subsidiaries that

could reasonably

be
expected to

result in

a material

liability, or

(iii) to

the knowledge

of any

Borrower, after

due
inquiry, no union representation question existing

with respect to the

employees of any Loan

Party
or its

Subsidiaries and

no union

organizing activity

taking place

with respect

to any

of the
employees of any Loan Party

or its Subsidiaries.

None of any Loan Party

or its Subsidiaries has
incurred any liability or obligation under the Worker

Adjustment and Retraining Notification Act
or similar state or

other applicable law,

which remains unpaid

or unsatisfied.

The hours worked
and payments made

to employees of

each Loan Party

and its Subsidiaries

have not been

in violation
of the Fair

Labor Standards Act

or any other

applicable legal requirements,

except to the

extent
such violations could

not, individually or

in the aggregate,

reasonably be expected

to result in

a
Material Adverse Effect.

All material payments

due from any

Loan Party or

its Subsidiaries on
account of wages and employee health and

welfare insurance and other benefits have been paid

or
accrued as

a liability

on the

books of

Borrowers, except

where the

failure to

do so

could not,
individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

4.20.

Leases
.

Each Loan Party and

its Subsidiaries enjoy peaceful

and undisturbed
possession under all leases material to their business and to which they are parties or under which they are

operating, and,

subject to

Permitted Protests,

all of

such material

leases are

valid and
subsisting and no material default

by the applicable Loan

Party or its Subsidiaries exists

under any
of them.
4.21.

Eligible Accounts
.

As to each

Account that is

identified by Borrowers

as an
Eligible Account in a Borrowing Base Certificate submitted

to Agent, such Account is (a) a bona
fide existing payment obligation

of the applicable Account

Debtor created by the

sale and delivery
of Inventory

or the

rendition of

services to

such Account

Debtor in

the ordinary

course of

a
Borrowing Base Company's

business, (b) owed

to a Borrowing

Base Company without

any known
defenses, disputes, offsets, counterclaims, or rights of return or cancellation, and

(c) not excluded
as ineligible by virtue of one or

more of the excluding criteria (other than

any Agent-discretionary
criteria) set forth in the definition of Eligible Accounts.
4.22.

Eligible Inventory
.

As to each

item of Inventory

that is identified

by
Borrowers as

Eligible Finished

Goods Inventory,

Eligible In

-Transit Inventory,

Eligible Raw
Materials Inventory ,
or Eligible

Work

-In-Process Inventory

in a

Borrowing Base

Certificate
submitted to

Agent, such

Inventory is

(a) of

good and

merchantable quality,

free from

known
defects, and (b) not excluded as ineligible by virtue of

one or more of the excluding criteria (other
than any Agent-discretionary criteria) set

forth in the definition of

Eligible Inventory (in the case
of Eligible In

-Transit Inventory,

after giving effect

to any exclusions

therefrom specified in

the
definition of Eligible In-Transit Inventory).
4.23.

Location of Inventory

and M&E
.

Except as set

forth in Schedule

4.25, the
Inventory and

M&E of

Loan Parties

and their

Subsidiaries is

not stored

with a

bailee,
warehouseman, or similar

party and is

located only at,

or in-transit between,

the locations identified
on Schedule 4.25 to this Agreement (as such Schedule may be updated pursuant to Section 5.14).
4.24.

Inventory Records
.

Each Loan

Party keeps

correct and

accurate records
itemizing and describing

the type, quality,

and quantity of

its and its

Subsidiaries' Inventory and
the book value thereof.
4.25.

Hedge Agreements
.

On each date that

any Hedge Agreement

is executed by
any Hedge

Provider, Borrower

and each

other Loan

Party satisfy

all eligibility,

suitability and
other requirements under

the Commodity Exchange

Act (7 U.S.C.

§ 1, et

seq., as in

effect from
time to time) and the Commodity Futures Trading Commission regulations.
5.

AFFIRMATIVE COVENANTS.
Each Borrower covenants

and agrees

that, until

the termination

of all

of the
Commitments and payment in full of the Obligations:
5.1.

Financial Statements,

Reports, Certificates
.

Borrowers (a)

will deliver

to
Agent, with copies

to each Lender,

each of the

financial statements, reports,

and other items

set
forth on Schedule 5.1 to this Agreement no later than the

times specified therein, (b) agree that no
Subsidiary of a Loan Party will have a fiscal year different from that of Administrative Borrower,
(c) agree to maintain a

system of accounting that enables

Borrowers to produce financial

statements in accordance with GAAP, and (d) agree that they will, and will cause each other

Loan
Party to, (i) keep

a reporting system that

shows all additions, sales,

claims, returns, and allowances
with respect

to their

and their

Subsidiaries' sales,

and (ii)

maintain their

billing systems

and
practices substantially as

in effect

as of the

Closing Date and

shall only make

material
modifications thereto with notice to, and with the consent of, Agent.
5.2.

Reporting
.

Borrowers (a) will deliver to Agent (and if so requested by Agent, with copies for each Lender) each of

the reports set forth on Schedule 5.2 to this

Agreement at the
times specified therein, and

(b) agree to use commercially

reasonable efforts in

cooperation with
Agent to facilitate

and implement a

system of electronic

collateral reporting in

order to provide
electronic reporting of each of the items set forth on such Schedule.

Borrowers and Agent hereby
agree that the delivery of

the Borrowing Base Certificate through

the Agent's electronic platform
or portal,

subject to

Agent's authentication process,

by such other

electronic method

as may be
approved by Agent

from time to

time in its

sole discretion, or

by such other

electronic input of
information necessary to calculate the Borrowing

Bases as may be approved

by Agent from time
to time in its sole discretion,

shall in each case be deemed

to satisfy the obligation of Borrowers

to
deliver such

Borrowing Base

Certificate, with

the same

legal effect

as if

such Borrowing

Base
Certificate had been manually executed by Borrowers and delivered to Agent.
5.3.

Existence
.

Except as

otherwise permitted

under Section

6.3 or

Section 6.4,
each Loan Party will,

and will cause each

of its Subsidiaries to,

at all times preserve

and keep in
full force and effect such Person's valid existence and good standing in its jurisdiction of organization and, except

as could not

reasonably be expected

to result in

a Material Adverse

Effect,
good standing with respect to all other jurisdictions in which it is qualified to do business and any rights, franchises, permits,

licenses, accreditations, authorizations,

or other approvals material

to
their businesses.
5.4.

Maintenance of Properties
.

Each Loan Party will,

and will cause each of

its
Subsidiaries to, maintain

and preserve all

of its assets

that are necessary

or useful in

the proper
conduct of its

business in

good working

order and

condition, ordinary wear,

tear, casualty,

and
condemnation and Permitted

Dispositions excepted (and

except where the

failure to so

maintain
and preserve assets could not reasonably be expected to result in a Material Adverse Effect).
5.5.

Taxes
.

Each Loan Party will, and will cause each of its Subsidiaries to, pay in full before delinquency or before

the expiration of any extension

period all Taxes imposed, levied,
or assessed

against it,

or any

of its

assets or

in respect

of any

of its

income, businesses,

or
franchises, other than Taxes

not in excess

of $200,000 outstanding at

any time and

other than to
the extent that the validity of such Tax is the subject of a Permitted Protest.
5.6.

Insurance .
(a)

Each Loan Party

will, and will

cause each of

its Subsidiaries to,

at
Borrowers' expense, maintain insurance respecting each of each Loan Party's and its Subsidiaries'
assets wherever

located, covering

liabilities, losses

or damages

as are

customarily are

insured
against by other Persons engaged in same or

similar businesses and similarly situated and located.

All such policies of insurance

shall be with financially sound

and reputable insurance companies
acceptable to

Agent (it

being agreed

that, as

of the

Closing Date,

the Loan

Parties' existing

insurance providers as set forth in the

certificates of insurance delivered to Agent on

or about the
Closing Date

shall be

deemed to

be acceptable

to Agent)

and in

such amounts

as is

carried
generally in accordance with sound

business practice by companies

in similar businesses similarly
situated and located and, in any event,

in amount, adequacy,

and scope reasonably satisfactory to
Agent (it

being agreed

that the

amount, adequacy,

and scope

of the

policies of

insurance of
Borrowers in effect as of

the Closing Date are

acceptable to Agent).

All the Loan Parties'

property
insurance policies are

to be made

payable to Agent

for the benefit

of Agent and

the Lenders, as
their interests may

appear, in case of loss,

pursuant to a standard

lender's loss payable endorsement
with a standard non-contributory "lender" or

"secured party" clause and are to

contain such other
provisions as Agent may reasonably require to

fully protect the Lenders' interest in the

Collateral
and to

any payments

to be

made under

such policies.

All certificates

of property

and general
liability insurance

are to

be delivered

to Agent,

with the

lender's loss

payable and

additional
insured endorsements in favor of Agent and shall provide for not less than thirty days (ten days in the case of non-payment) prior written notice

to Agent of the exercise of

any right of cancellation.

Unless Borrowers provide Agent with evidence of the continuing insurance coverage required by
this Agreement,

Agent may

purchase insurance

at Borrowers'

expense to

protect Agent's

and
Lenders' interests in the Collateral. This insurance may, but need not, protect each Borrower's and each other Loan Party's interests.

The coverage that Agent

purchases may,

but need not, pay any
claim that is made

against any Borrower or

any other Loan Party

in connection with the

Collateral.
Borrowers may

later cancel

any insurance

purchased by

Agent, but

only after

providing Agent
with evidence that Borrowers

have obtained the insurance

coverage required by this

Agreement.
If Agent purchases insurance for the Collateral,

as set forth above, Borrowers will be

responsible
for the costs of that insurance, including interest and any other charges that may be imposed with
the placement

of the

insurance, until

the effective

date of

the cancellation

or expiration

of the
insurance and the costs of the insurance

may be added to the principal amount of

the Loans owing
hereunder.
(b)

Borrowers shall give Agent prompt

notice of any loss exceeding

$350,000
covered by the

casualty or business

interruption insurance of

any Loan Party

or its Subsidiaries.

Upon the occurrence and during the continuance of an

Event of Default, Agent shall have the sole
right to

file claims

under any property

and general

liability insurance

policies in

respect of

the
Collateral, to receive, receipt and give

acquittance for any payments that

may be payable
thereunder, and to execute any

and all endorsements, receipts, releases, assignments,
reassignments or other

documents that may

be necessary to

effect the collection,

compromise or
settlement of any claims under any such insurance policies.
(c)

If at

any time

the area

in which

any Real

Property that

is subject

to a
Mortgage is located

is designated a

"flood hazard area"

in any Flood

Insurance Rate Map

published
by the Federal Emergency

Management Agency (or any

successor agency), obtain flood

insurance
in such total amount and on terms

that are satisfactory to Agent and all

Lenders from time to time,
and otherwise comply

with the Flood

Laws or as

is otherwise satisfactory

to Agent and

all Lenders.
5.7.

Inspection .
(a)

Each Loan Party will,

and will cause each

of its Subsidiaries (other

than any
Mexican Subsidiary) to,

permit Agent, any

Lender, and

each of their

respective duly authorized
representatives or agents

to visit any

of its properties

and inspect any

of its assets

or books and

records, to examine and make copies of

its books and records, and to discuss

its affairs, finances,
and accounts with, and to be advised as to the same by,

its officers and employees (provided, that
an authorized representative of

a Borrower shall be

allowed to be present)

at such reasonable times
and intervals as Agent

or any Lender,

as applicable, may designate and,

so long as no

Default or
Event of Default

has occurred and

is continuing, with

reasonable prior notice

to Borrowers and
during regular business hours, at Borrowers' expense in accordance with the provisions of the Fee
Letter, subject to the limitations set forth below in Section 5.7(c).
(b)

Each Loan Party

will, and will cause

each of its Subsidiaries

(other than any
Mexican Subsidiary) to, permit Agent and each of its duly authorized representatives or agents to conduct field

examinations, appraisals

or valuations

at such

reasonable times

and intervals

as
Agent may designate, at Borrowers'

expense in accordance with

the provisions of the

Fee Letter,
subject to the limitations set forth below in Section 5.7(c).
(c)

So long as

no Event of

Default shall have

occurred and be

continuing during
a calendar

year, Borrowers

shall not

be obligated

to reimburse

Agent for

more than

2 field
examinations during calendar

year 2021 or

1 field

examination in

such calendar year

thereafter
(increasing to

2 field

examinations if

an Increased

Reporting Event

has occurred

during such
calendar year), 1 inventory appraisal in such calendar year (increasing to 2 inventory appraisals if an Increased Reporting

Event has occurred

during such calendar

year), 1 equipment appraisal

in
such calendar

year (increasing

to 2

equipment appraisals

if an

Increased Reporting

Event has
occurred during such calendar

year), and equipment appraisals requested

by Borrowers in
connection with

a request

for the

Additional M/E

Term Loan,

in each

case, except

for field
examinations and

appraisals conducted

in connection

with a

proposed Permitted

Acquisition
(whether or not consummated).
5.8.

Compliance with

Laws
.

Each Loan

Party will,

and will

cause each

of its
Subsidiaries to, comply with the requirements

of all applicable laws, rules, regulations,

and orders
of any Governmental

Authority, other than laws, rules,

regulations, and orders

the non-compliance
with which,

individually or

in the

aggregate, could

not reasonably

be expected

to result

in a
Material Adverse Effect.
5.9.

Environmental
.

Each Loan Party will, and will cause each of its Subsidiaries to,
(a)

Keep any

property either

owned or

operated by

any Loan

Party or

its
Subsidiaries free of any

Environmental Liens or post

bonds or other financial

assurances sufficient
to satisfy the obligations or liability evidenced by such Environmental Liens,
(b)

Comply, in

all material respects, with

Environmental Laws and provide

to
Agent documentation of such compliance which Agent reasonably requests,
(c)

Promptly notify Agent

of any release

of which any

Loan Party has
knowledge of a

Hazardous Material

in any reportable

quantity from

or onto

property owned or
operated by any

Loan Party or

its Subsidiaries and

take any Remedial

Actions required to

abate
said release

or otherwise

to come

into compliance,

in all

material respects,

with applicable
Environmental Law, and

(d)

Promptly, but in any event

within five Business Days of its receipt thereof,
provide Agent with written notice of

any of the following:

(i) notice that an Environmental

Lien
has been filed against any of

the real or personal property

of a Loan Party or

its Subsidiaries, (ii)
commencement of any Environmental Action or written notice that an Environmental Action will be filed against a Loan Party or its

Subsidiaries, and (iii) written notice of a

violation, citation, or
other administrative order from a Governmental Authority.
5.10.

Disclosure Updates
.

Each Loan Party will,

promptly and in no

event later than
five Business Days

after obtaining knowledge

thereof, notify

Agent if

any written

information,
exhibit, or report

furnished to Agent

or the Lenders

contained, at the

time it was

furnished, any
untrue statement

of a

material fact

or omitted

to state

any material

fact necessary

to make

the
statements contained

therein not

misleading in

light of

the circumstances

in which

made.

The
foregoing to the

contrary notwithstanding, any

notification pursuant to

the foregoing provision

will
not cure or

remedy the effect

of the prior

untrue statement of

a material fact

or omission of

any
material fact

nor shall

any such

notification have

the effect

of amending

or modifying

this
Agreement or any of the Schedules hereto.
5.11.

Formation of Subsidiaries
.

Each Loan Party

will, at the

time that any

Loan
Party forms any direct

or indirect Subsidiary,

acquires any direct

or indirect Subsidiary

after the
Closing Date within

ten days of

such event (or

such later date

as permitted by

Agent in its

sole
discretion) (a)

cause such

new Subsidiary

(i) if

such Subsidiary

is a

Domestic Subsidiary

and
Administrative Borrower requests, subject to the

consent of Agent, that such Domestic

Subsidiary
be joined as a

Borrower hereunder, to provide to Agent

a Joinder to this Agreement,

(ii) to provide
to Agent a joinder

to the Guaranty and

Security Agreement, as applicable,

in each case, together
with such other

security agreements (including

Mortgages with respect

to any Real

Property owned
in fee

of such

new Subsidiary

with a

fair market

value of

greater than

$1,000,000), as

well as
appropriate financing statements

(and with respect

to all property

subject to a

Mortgage, fixture
filings), all in form

and substance reasonably satisfactory

to Agent (including being

sufficient to
grant Agent a

first priority Lien

(subject to Permitted

Liens) in and

to the assets

of such newly
formed or acquired

Subsidiary) and

(iii) if

such Subsidiary is

a Subsidiary organized

under the
laws of Canada,

or any province

thereof, to provide

to Agent a

joinder to the

Canadian Security
Agreement or Quebec Security

Documents, as applicable,

in each case,

together with such

other
Canadian Security Documents (including

Mortgages with respect to

any Real Property owned

in
fee of

such new

Subsidiary with

a fair

market value

of greater

than $1,000,000),

as well

as
appropriate financing statements

(and with respect

to all property

subject to a

Mortgage, fixture
filings), all in form

and substance reasonably satisfactory

to Agent (including being

sufficient to
grant Agent a

first priority Lien

(subject to Permitted

Liens) in and

to the assets

of such newly
formed or

acquired Subsidiary);

(b) provide,

or cause

the applicable

Loan Party

to provide,

to
Agent a pledge agreement (or an addendum to the Guaranty and Security Agreement or Canadian
Security Documents) and appropriate certificates

and powers or financing statements,

pledging all
of the

direct or

beneficial ownership

interest in

such new

Subsidiary in

form and

substance
reasonably satisfactory to

Agent; provided, that

only 65% of

the total outstanding

voting Equity
Interests of any first tier Subsidiary (other than any Canadian Subsidiary) of a

Loan Party that is a
CFC (and

none of

the Equity

Interests of

any Subsidiary

of such

CFC) shall

be required

to be
pledged if pledging a greater amount would result in

adverse tax consequences or the costs to the
Loan Parties

of providing

such pledge

are unreasonably

excessive (as

determined by

Agent in
consultation with Borrowers) in

relation to the

benefits to Agent and

the Lenders of

the security

afforded thereby (which pledge,

if reasonably requested by Agent,

shall be governed by the

laws
of the jurisdiction of

such Subsidiary), and (c)

provide to Agent all

other documentation, including
the Governing

Documents of

such Subsidiary

and one

or more

opinions of

counsel reasonably
satisfactory to

Agent, which,

in its

opinion, is

appropriate with

respect to

the execution

and
delivery of the

applicable documentation referred

to above (including

policies of title

insurance,
flood certification documentation or other documentation with respect to all Real Property owned in fee and

subject to a

mortgage).

Any document, agreement,

or instrument executed

or issued
pursuant to this Section 5.11 shall constitute a Loan Document.
5.12.

Further Assurances
.

Each Loan Party

will, and will

cause each of

the other
Loan Parties to, at any time upon the

reasonable request of Agent, execute or deliver

to Agent any
and all financing

statements, fixture filings, security

agreements, pledges, assignments,

mortgages,
deeds of trust,

opinions of

counsel, and all

other documents

(the "Additional

Documents") that
Agent may reasonably request

in form and substance

reasonably satisfactory to Agent,

to create,
perfect, and continue perfected or to better perfect Agent's Liens in all of the assets of each of the
Loan Parties (whether now

owned or hereafter arising

or acquired, tangible or

intangible, real or
personal) (other than any

assets expressly excluded from

the Collateral (as defined

in the Guaranty
and Security Agreement or Canadian Security Documents, as applicable) pursuant to Section 3 of the Guaranty and Security Agreement),

to create and perfect

Liens in favor of Agent

in any Real
Property acquired by any

other Loan Party with a

fair market value in

excess of $1,000,000, and
in order to fully

consummate all of the transactions

contemplated hereby and under the

other Loan
Documents; provided, that the foregoing shall not

apply to any Subsidiary of a Loan Party

that is
a CFC (other than any Canadian Subsidiary)

if providing such documents would result in

adverse
tax consequences or the

costs to the Loan

Parties of providing such

documents are unreasonably
excessive (as determined

by Agent in

consultation with Borrowers)

in relation to

the benefits to
Agent and the

Lenders of

the security

afforded thereby.

To the

maximum extent

permitted by
applicable law, if

any Borrower or any other Loan

Party refuses or fails to execute or

deliver any
reasonably requested Additional

Documents within a

reasonable period of

time not to

exceed 5
Business Days following

the request to

do so, each

Borrower and each

other Loan Party

hereby
authorizes Agent to execute any such

Additional Documents in the applicable Loan

Party's name
and authorizes Agent to file such executed Additional Documents in any appropriate filing office.

In furtherance of, and not

in limitation of, the

foregoing, each Loan Party shall

take such actions
as Agent may reasonably request

from time to time

to ensure that the Obligations

are guaranteed
by the Guarantors and are secured

by substantially all of the assets

of the Loan Parties, including
all of the outstanding capital Equity Interests of each Borrower and its

Subsidiaries (in each case,
other than

with respect

to any

assets expressly

excluded from

the Collateral

(as defined

in the
Guaranty and

Security Agreement

or Canadian

Security Documents,

as applicable)

pursuant to
Section 3

of the

Guaranty and

Security Agreement).

Notwithstanding anything

to the

contrary
contained herein

(including Se

ction 5.11

hereof and

this Section

5.12) or

in any

other Loan
Document, (x) Agent shall not accept delivery of any Mortgage from any Loan Party unless each
of the Lenders has

received 45 days prior

written notice thereof and

Agent has received
confirmation from each Lender that such Lender has

completed its flood insurance diligence, has
received copies

of all

flood insurance

documentation and

has confirmed

that flood

insurance
compliance has been completed

as required by the Flood

Laws or as otherwise

satisfactory to such
Lender and (y) Agent shall not accept delivery of any joinder to any Loan Document with respect to any Subsidiary of any Loan Party that is not a Loan Party,

if such Subsidiary that qualifies as a
"legal entity

customer" under

the Beneficial

Ownership Regulation

unless such

Subsidiary has

delivered a

Beneficial Ownership

Certification in

relation to

such Subsidiary

and Agent

has
completed its

Patriot Act

searches, OFAC/PEP

searches and

customary individual

background
checks for such Subsidiary, the results of which shall be satisfactory to Agent.

Without limitation
of the

foregoing, upon

Agent's request

at any

time that

Availability is

less than

10% of

the
Maximum Revolver Amount, the

Loan Parties shall cause

all loans owed by

Mexican Subsidiaries
to the Loan Parties to be evidences by a note and shall execute or deliver to Agent any Additional
Documents as

Agent may

reasonably request

in form

and substance

reasonably satisfactory

to
Agent, to create,

perfect, and continue

perfected or to

better perfect Agent's

Liens in such

loans
and notes.
5.13.

Location of Inventory and

M&E; Chief Executive Office;

Registered
Office
.

Each Loan Party will, and

will cause each of its

Subsidiaries to, keep (a) their

Inventory
and M&E

only at

the locations

identified on

Schedule 4.25

to this

Agreement (provided

that
Borrowers may amend

Schedule 4.25

to this

Agreement so long

as such

amendment occurs by
written notice to Agent not

less than ten days

prior to the date

on which such Inventory

or M&E
is moved to such

new location and so

long as Agent has

consented to such amendment

and such
new location

is within

the continental

United States

or Canada),

and (b)

their respective

chief
executive offices (and registered office in the case of Canadian Loan Parties) only at the locations identified on

Schedule 7

to the

Guaranty and

Security Agreement

or Canadian

Security
Documents, as applicable.

Each Loan Party

will, and will

cause each of

its Subsidiaries to,

use
their commercially

reasonable efforts

to obtain

Collateral Access

Agreements for

each of

the
locations identified on Schedule 7 to

the Guaranty and Security Agreement

and Schedule 4.25 to
this Agreement.
5.14.

OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws
.

Each Loan

Party will,

and will

cause each

of its

Subsidiaries to,

comply with

all applicable
Sanctions, Anti-Corruption Laws

and Anti-Money Laundering

Laws.

Each of the

Loan Parties
and its

Subsidiaries shall

implement and

maintain in

effect policies

and procedures

reasonably
designed to

ensure compliance

by the

Loan Parties

and their

Subsidiaries and

their respective
directors, officers,

employees, agents

and Affiliates

with Sanctions,

Anti-Corruption Laws

and
Anti-Money Laundering Laws.
5.15.

Compliance with ERISA

and the IRC
.

In addition to

and without limiting
the generality of Section 5.8,, each Loan

Party shall, and shall cause each of

its ERISA Affiliates
to (a)

comply with

applicable provisions

of ERISA

and the

IRC with

respect to

all Employee
Benefit Plans except

as could not reasonably

be expected to

result, individually or

in the aggregate,
in a

Material Adverse

Effect, (b)

without the

prior written

consent of

Agent and

the Required
Lenders, not take any action

or fail to take action

the result of which could

reasonably be expected
to result in

a Loan Party

or ERISA Affiliate incurring

a liability to

the PBGC or

to a Multiemployer
Plan (other than to

pay contributions, benefits or

premiums payable in the

ordinary course), except
as could

not reasonably

be expected

to result,

individually or

in the

aggregate, in

a Material
Adverse Effect, (c) allow

any facts or

circumstances to exist with

respect to one

or more Employee
Benefit Plans that, in the aggregate,

reasonably could be expected to result

in a Material Adverse
Effect, (d)

not participate

in any

non-exempt prohibited

transaction that

could reasonably

be
expected to

result in

civil penalty

excise tax,

fiduciary liability

or correction

obligation under
ERISA or the

IRC, except

as could

not reasonably

be expected

to result,

individually or

in the
aggregate, in a Material Adverse Effect, (e) operate

each Employee Benefit Plan in such a

manner

that will not incur any tax liability under the IRC (including Section 4980B of the IRC) that could
reasonably be expected

to result, individually

or in the

aggregate, in a

Material Adverse Effect,
and (e)

furnish to

Agent upon

Agent's written

request such

additional information

about any
Employee Benefit Plan for

which any Loan Party

or ERISA Affiliate could

reasonably expect to
incur any material liability.

With respect to each Pension Plan (other than a Multiemployer

Plan)
except as could not

reasonably be expected to

result, individually or in the

aggregate, in a Material
Adverse Effect or the imposition of any Lien on the assets of any Loan Party under ERISA or the
IRC, the Loan

Parties and

the ERISA Affiliates

shall (i)

satisfy in

full and

in a timely

manner,
without incurring any late payment or underpayment charge

or penalty and without giving rise to
any Lien, all of the contribution and funding requirements of the IRC and of ERISA, and (ii) pay, or cause

to be

paid, to

the PBGC

in a

timely manner,

without incurring

any late

payment or
underpayment charge or penalty, all premiums required pursuant to ERISA.
5.16.

Canadian Compliance
.

In addition to

and without limiting

the generality of
Section 5.8,

each Borrower

will, and

will cause

each of

its Subsidiaries

to, (a)

comply with
applicable provisions and

funding requirements of

the Income Tax

Act (Canada) and

applicable
federal or provincial pension

benefits legislation with respect

to all Canadian Pension

Plans except
where the failure to do so would not reasonably

be expected to result in a Material Adverse Effect
and (b)

furnish to

Agent upon

Agent's written

request such

additional information

about any
Canadian Pension Plan

for which Borrowers

or their Subsidiaries would

reasonably expect to

incur
any material liability.

All employer or

employee payments, contributions

or premiums required
to be remitted, paid

to or in respect of

Canadian statutory benefit plans that

any Borrower or any
of its Subsidiaries is required to participate in or comply with, including the Canada Pension Plan or Quebec

Pension Plan

as maintained

by the

Government of

Canada or

Province of

Quebec,
respectively, and plans administered pursuant to

applicable workplace safety insurance and
employment insurance legislation will be

paid or remitted by

each such Person in accordance

with
the terms thereof, any agreements relating thereto and all applicable laws except to the extent that any amount so payable is subject

to a Permitted Protest and

a Canadian Priority Payable Reserve
for such amount has been established.

6.

NEGATIVE COVENANTS.
Each Borrower covenants

and agrees

that, until

the termination

of all

of the
Commitments and the payment in full of the Obligations:
6.1.

Indebtedness
.

Each Loan

Party will

not, and

will not

permit any

of its
Subsidiaries to, create,

incur, assume,

suffer to exist,

guarantee, or otherwise become

or remain,
directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness.
6.2.

Liens
.

Each Loan Party will not, and will not permit any of its

Subsidiaries to,
create, incur, assume,

or suffer to

exist, directly or indirectly,

any Lien on or

with respect to any
of its

assets, of

any kind,

whether now

owned or

hereafter acquired,

or any

income or

profits
therefrom, except for Permitted Liens.

6.3.

Restrictions on Fundamental

Changes
.

Each Loan Party

will not, and

will
not permit any of its Subsidiaries to,
(a)

Other than in order to

consummate a Permitted Acquisition, enter

into any
merger, amalgamation,

consolidation, reorganization,

or recapitalization, or

reclassify its Equity
Interests, except

for (i)

any merger

or amalgamation

between Loan

Parties; provided,

that a
Borrower must be the surviving or continuing entity of any such merger to which it is a party,

(ii)
any merger or amalgamation between

a Loan Party and a

Subsidiary of such Loan

Party that is not
a Loan Party so long

as such Loan Party is

the surviving or continuing entity of

any such merger
or amalgamation, and

(iii) any merger

or amalgamation between

Subsidiaries of any

Loan Party
that are not Loan Parties,
(b)

liquidate, wind

up, or

dissolve itself

(or suffer

any liquidation

or
dissolution), except for (i)

the liquidation or dissolution of

non-operating Subsidiaries of any

Loan
Party with nominal assets and

nominal liabilities, (ii) the liquidation

or dissolution of a Loan

Party
(other than

any Borrower)

or any

of its

wholly-owned Subsidiaries

so long

as all

of the

assets
(including any

interest in

any Equity

Interests) of

such liquidating

or dissolving

Loan Party

or
Subsidiary are

transferred to

a Loan

Party that

is not

liquidating or

dissolving, or

(iii) the
liquidation or dissolution

of a Subsidiary

of any Loan

Party that is

not a Loan

Party (other than
any such Subsidiary the

Equity Interests of which

(or any portion thereof)

is subject to a

Lien in
favor of

Agent) so

long as

all of

the assets

of such

liquidating or

dissolving Subsidiary

are
transferred to a Subsidiary of a Loan Party that is not liquidating or dissolving,
(c)

suspend or

cease operating

a substantial

portion of

its or

their business,
except as

permitted pursuant

to clauses

(a) or

(b) above

or in

connection with

a transaction
permitted under Section 6.4, or
(d)

change its classification/status for U.S. federal income tax purposes.
6.4.

Disposal of

Assets
.

Other than

Permitted Dispositions

or transactions
expressly permitted by Sections 6.3 or 6.9,

each Loan Party will not, and will not

permit any of its
Subsidiaries to, convey,

sell, lease, license, assign,

transfer, or otherwise

dispose of any of

its or
their assets (including by an allocation of assets among newly divided limited liability companies pursuant to a "plan of division").
6.5.

Nature of Business
.

Each Loan Party

will not, and

will not permit

any of its
Subsidiaries to, make any change in

the nature of its or their

business as described in Schedule 6.5
to this Agreement or acquire any

properties or assets that are not reasonably

related to the conduct
of such business

activities; provided, that

the foregoing shall

not prevent any

Loan Party and

its
Subsidiaries from engaging

in any business

that is

reasonably related or

ancillary to its

or their
business.
6.6.

Prepayments and

Amendments
.

Each Loan

Party will

not, and

will not
permit any of its Subsidiaries (other than any Mexican Subsidiary) to,
(a)

Except in connection with

Refinancing Indebtedness permitted by

Section
6.1,

(i)

optionally prepay,

redeem, defease, purchase,

or otherwise acquire
any Indebtedness of any Loan Party or its Subsidiaries, other than

(A) the Obligations in
accordance with this Agreement, (B)

Hedge Obligations, (C) Permitted

Intercompany Advances,
or (D) other Indebtedness so long as the Payment Conditions are satisfied, or
(ii)

make any payment

on account of

Indebtedness that has

been
contractually subordinated in right of payment to the

Obligations if such payment is not permitted
at such time under the subordination terms and conditions, or
(b)

Directly or indirectly, amend, modify,

or change any of the terms or
provisions of:
(i)

any agreement,

instrument, document,

indenture, or

other writing
evidencing or

concerning Permitted

Indebtedness other

than (A)

the Obligations

in accordance
with this

Agreement, (B)

Hedge Obligations,

(C) Permitted

Intercompany Advances,

and (D)
Indebtedness permitted

under clauses

(c), (h),

(j) and

(k) of

the definition

of Permitted
Indebtedness, in

each case,

if the

effect thereof,

either individually

or in

the aggregate,

could
reasonably be expected to be adverse to the interests of the Lenders or the Loan Parties, or
(ii)

the Governing

Documents of

any Loan

Party or

any of

its
Subsidiaries if

the effect

thereof, either

individually or

in the

aggregate, could

reasonably be
expected to be materially adverse to the interests of the Lenders.
6.7.

Restricted Payments
.

Each Loan Party will not, and will not permit any

of its
Subsidiaries to, make any Restricted Payment; provided, that so long as it is permitted by law,
(a)

so long

as no

Default or

Event of

Default shall

have occurred

and be
continuing or would result therefrom, Administrative Borrower may make distributions to former employees, officers,

or directors

of Administrative

Borrower (or

any spouses,

ex-spouses, or
estates of any

of the foregoing)

on account of

redemptions of Equity

Interests of Administrative
Borrower held by

such Persons; provided,

that the aggregate

amount of such

redemptions made
by Administrative Borrower during

the term of

this Agreement
plus

the amount of

Indebtedness
outstanding under clause (l)

of the definition of

Permitted Indebtedness, does not exceed

$250,000
in the aggregate,
(b)

so long

as no

Default or

Event of

Default shall

have occurred

and be
continuing or would result therefrom, Administrative Borrower may make distributions to former employees, officers,

or directors

of Administrative

Borrower (or

any spo

uses, ex

-spouses, or
estates of any of the foregoing), solely in the form of forgiveness of Indebtedness of such Persons owing to

Administrative Borrower

on account

of repurchases

of the

Equity Interests

of
Administrative Borrower held by such Persons; provided, that such Indebtedness was incurred by such Persons solely to acquire Equity Interests of Administrative Borrower,
(c)

so long

as no

Default or

Event of

Default shall

have occurred

and be
continuing or

would result

therefrom, Administrative

Borrower's Subsidiaries

may make
distributions to

Administrative Borrower (i)

in an

amount sufficient

to pay

franchise taxes

and
other fees required to maintain the legal existence of the

Loan Parties and their Subsidiaries to the
extent actually used by Administrative Borrower to pay such taxes, costs and expenses, and (ii) in

an amount sufficient to pay out-of-pocket legal, accounting and filing costs and other expenses in the nature of

overhead in the

ordinary course of

business of the Loan

Parties and their Subsidiaries,

(d)

Borrowers and their Subsidiaries

may make dividends

and distributions to
Administrative Borrower to make payments permitted to be made pursuant to Section 6.10(f), or
(e)

other Restricted Payments

in an aggregate

amount not to exceed

$1,000,000
so long as the Payment Conditions are satisfied..

6.8.

Accounting Methods
.

Each Loan Party will not, and will

not permit any of its
Subsidiaries to, modify or change its fiscal year or its method of accounting (other than as may be
required to conform to GAAP).
6.9.

Investments
.

Each Loan Party will not, and

will not permit any of its
Subsidiaries to,

directly or

indirectly, make

or acquire

any Investment

or incur

any liabilities
(including contingent obligations) for

or in connection with

any Investment except for

Permitted
Investments.
6.10.

Transactions with

Affiliates
.

Each Loan Party

will not, and

will not permit
any of its Subsidiaries

to, directly or indirectly,

enter into or permit

to exist any transaction

with
any Affiliate of any Loan Party or any of its Subsidiaries except for:
(a)

transactions (other than

the payment

of management,

consulting,
monitoring, or advisory

fees) between such

Loan Party or

its Subsidiaries, on

the one hand,

and
any Affiliate of such Loan Party

or its Subsidiaries, on the other

hand, so long as

such transactions
(i) are fully

disclosed to

Agent prior to

the consummation

thereof, if they

involve one

or more
payments by such Loan Party

or its Subsidiaries in

excess of $500,000 for any

single transaction
or series of related

transactions, and (ii) are no

less favorable, taken as

a whole, to such Loan

Party
or its Subsidiaries, as

applicable, than would be

obtained in an arm's

length transaction with a

non-
Affiliate,
(b)

any indemnity

provided for

the benefit

of directors

(or comparable
managers) of a Loan Party or one of its Subsidiaries

so long as it has been approved by such Loan
Party's or such Subsidiary's

board of directors (or comparable

governing body) in accordance with
applicable law,
(c)

the payment

of reasonable

compensation, severance,

or employee

benefit
arrangements to employees,

officers, and outside

directors of a

Loan Party or

one of its
Subsidiaries in the ordinary course

of business and consistent

with industry practice so long

as it
has been approved

by such

Loan Party's or

such Subsidiary's

board of directors

(or comparable
governing body) in accordance with applicable law,
(d)

(i) transactions solely

among the Loan

Parties, and (ii)

transactions solely
among Subsidiaries of Loan Parties that are not Loan Parties,
(e)

transactions permitted

by Section

6.3, Section

6.7, or

Section 6.9,
repayments of Permitted Intercompany Advances, and, to

the extent permitted under Section 6.6,
repayments of Subordinated Indebtedness, and

(f)

agreements for the non-exclusive licensing of intellectual property,

or
distribution of products,

in each case,

among the Loan

Parties and their

Subsidiaries for the

purpose
of the counterparty

thereof operating its

business, and agreements

for the assignment

of intellectual
property from any Loan Party or any of its Subsidiaries to any Loan Party.
6.11.

Use of

Proceeds
.

Each Loan

Party will

not, and

will not

permit any

of its
Subsidiaries to, use

the proceeds of

any Loan made

hereunder for any

purpose other than

(a) on
the Closing Date, (i) to repay, in full, the outstanding principal, accrued interest,

and accrued fees
and expenses owing

under or in

connection with the

Existing Credit Facility,

and (ii) to

pay the
fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the

transactions contemplated

hereby and

thereby, in

each case, as

set forth

in the

Flow of
Funds Agreement,

and (b)

thereafter, consistent

with the

terms and

conditions hereof,

for their
lawful and permitted purposes; provided that (x) no part of the proceeds of the Loans will be used
to purchase

or carry

any such

Margin Stock

or to

extend credit

to others

for the

purpose of
purchasing or carrying

any such Margin

Stock or for

any purpose that

violates the provisions

of
Regulation T, U or X of the Board of Governors, (y) no part of the proceeds of any Loan or Letter
of Credit will

be used, directly

or indirectly,

to make any

payments to a

Sanctioned Entity or

a
Sanctioned Person,

to fund

any investments,

loans or

contributions in,

or otherwise make

such
proceeds available to,

a Sanctioned Entity

or a Sanctioned

Person, to fund

any operations, activities
or business of

a Sanctioned Entity or

a Sanctioned Person, or

in any other manner

that would result
in a violation of

Sanctions by any

Person, and (z) that

no part of the

proceeds of any

Loan or Letter
of Credit will be

used, directly or indirectly,

in furtherance of an offer,

payment, promise to pay,
or authorization of

the payment or

giving of money,

or anything else

of value, to

any Person in
violation of any Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws.
6.12.

Limitation on Issuance

of Equity Interests
.

Except for the

issuance or sale
of Qualified Equity Interests

by Administrative Borrower,

each Loan Party will

not, and will not
permit any of its Subsidiaries to, issue or sell any of its Equity Interests.
6.13.

Inventory or M&E with Bailees
.

Each Borrower will not, and

will not permit
any of its Subsidiaries (other than any Mexican Subsidiary) to, store its Inventory or M&E at any
time with a bailee,

warehouseman, or similar party

except as set forth

on Schedule 4.25 (as

such
Schedule may be amended in accordance with Section 5.14).
6.14.

Employee Benefits
.

Each Loan Party

will not, and

will not permit

any of its
Subsidiaries to:
(a)

Terminate, or permit any ERISA Affiliate to terminate, any

Pension Plan in
a manner,

or take any

other action with

respect to any

Pension Plan, which

could reasonably be
expected to result in any liability of any Loan Party or ERISA Affiliate to the PBGC.
(b)

Fail to make,

or permit any

ERISA Affiliate to

fail to make,

full payment
when due

of all

amounts which,

under the

provisions of

any Benefit

Plan, agreement

relating
thereto or applicable

Law, any

Loan Party or

ERISA Affiliate

is required to

pay if such

failure
could reasonably be expected to have a Material Adverse Effect.

(c)

Permit to

exist, or

allow any

ERISA Affiliate

to permit

to exist,

any
accumulated funding deficiency within

the meaning of section 302

of ERISA or section 412

of the
Code, whether

or not

waived, with

respect to

any Pension

Plan which

exceeds $500,000

with
respect to all Pension Plans in the aggregate.
(d)

Acquire, or permit any

ERISA Affiliate to acquire, an

interest in any Person
that causes such Person

to become an ERISA

Affiliate with respect to a

Loan Party or with

respect
to any ERISA Affiliate if such Person sponsors, maintains, or contributes to, or at any time in the
six-year period preceding

such acquisition

has sponsored, maintained,

or contributed to,

(i) any
Pension Plan or (ii) any Multiemployer Plan.
(e)

Contribute to or assume

an obligation to contribute

to, or permit any

ERISA
Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan not set forth on Schedule 4.10.
(f)

Amend, or permit any ERISA

Affiliate to amend, a

Pension Plan resulting
in a material increase in

current liability such that a

Loan Party or ERISA Affiliate

is required to
provide security to such Pension Plan under the IRC.
6.15.

Canadian Employee

Benefits
.

No Borrower

will, or

will permit

any of

its
Subsidiaries to:
(a)

establish, maintain,

sponsor, administer,

contribute to,

participate in

or
assume or incur any liability in respect

of any Canadian Defined Benefit Plan or amalgamate

with
any Person if such Person, sponsors,

administers, contributes to, participates in or

has any liability
in respect

of, any

Canadian Defined

Benefit Plan

other than

a Canadian

Multi-Employer Plan,
without the prior

written consent of

the Agent (which

consent shall not

be unreasonably
conditioned, withheld or delayed),
(b)

terminate any Canadian Pension Plan in a manner,

or take any other action
with respect

to any

Canadian Pension

Plan, which

would reasonably

be expected

to result

in a
Material Adverse Effect, or
(c)

fail to make

full payment when

due of any

amounts, under the

provisions
of any Canadian

Pension Plan,

any agreement relating

thereto or

applicable law

if such

failure
would reasonably be expected to result in a Material Adverse Effect.

7.

FINANCIAL COVENANT.
Each

Borrower covenants

and agrees

that, until

the termination

of all

of the
Commitments and the payment in full of the Obligations:

(a)

Borrowers will have

a Fixed Charge Coverage

Ratio, measured on a

month-
end basis, of at least the required amount set forth

in the following table for the applicable period
set forth opposite thereto:

Applicable Ratio Applicable Period
1.10:1.0 For the 12 month period
ending November 30, 2020
1.10:1.0 For the 12 month period
ending each month thereafter

(b)

Borrowers will not permit BRP/Navistar

Project Cap Ex to be

greater than
the amount set forth in the following table for the applicable period set forth opposite thereto:
Applicable Ratio Applicable Period
$1,119,000 For the period
commencing on the Closing Date and ending December
31, 2020
$13,672,000 For the 12 month period
ending December 31, 2021
$2,090,000 For the 12 month period
ending December 31, 2022

8.

EVENTS OF DEFAULT.
Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:
8.1.

Payments
.

If Borrowers fail to

pay when due and

payable, or when declared
due and payable,

(a) all or

any portion of

the Obligations consisting

of interest, fees,

or charges
due the Lender

Group, reimbursement of

Lender Group Expenses,

or other amounts

(other than
any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole

or in part

as a claim in

any such Insolvency

Proceeding), and such

failure
continues for a period of three Business Days, (b) all or any portion of the principal of the Loans,
or (c)

any amount

payable to

Issuing Bank in

reimbursement of

any drawing

under a

Letter of
Credit;
8.2.

Covenants
.

If any Loan Party or any of its Subsidiaries:
(a)

fails to perform

or observe

any covenant or

other agreement contained

in
any of (i)

Sections 3.6, 5.1,

5.2, 5.3 (solely

if any Borrower

is not in

good standing in

its jurisdiction
of organization), 5.6,

5.7 (solely if any

Borrower refuses to allow

Agent or its

representatives or
agents to visit any Borrower's properties,

inspect its assets or books or records,

examine and make
copies of its books and records, or discuss Borrowers'

affairs, finances, and accounts with officers
and employees of any Borrower), 5.10, 5.11,

5.13, or 5.14 of this Agreement, (ii) Section 6 of

this

Agreement, (iii)

Section 7

of this

Agreement, or

(iv) Section

7 of

the Guaranty

and Security
Agreement or Section 7 of the Canadian Security Agreement;
(b)

fails to perform

or observe

any covenant or

other agreement contained

in
any of

Sections 5.3

(other than

if any

Borrower is

not in

good standing

in its

jurisdiction of
organization), 5.4, 5.5, 5.8, and

5.12 of this Agreement and such

failure continues for a period of
ten days

after the

earlier of

(i) the

date on

which such

failure shall

first become known

to any
officer of any Borrower,

or (ii) the date on which

written notice thereof is given to

Borrowers by
Agent; or
(c)

fails to perform

or observe

any covenant or

other agreement contained

in
this Agreement, or in

any of the other

Loan Documents, in each

case, other than any

such covenant
or agreement that is

the subject of another

provision of this Section

8 (in which event

such other
provision of this Section

8 shall govern), and

such failure continues for

a period of thirty

days after
the earlier

of (i)

the date

on which

such failure

shall first

become known

to any

officer of

any
Borrower, or (ii) the date on which written notice thereof is given to Borrowers by Agent;
8.3.

Judgments
.

If one or more

judgments, orders, requirements

to pay issued

by
any Canadian Governmental

Authority or awards

for the payment

of money involving

an aggregate
amount of

$500,000, or

more (except

to the

extent fully

covered (other

than to

the extent

of
customary deductibles)

by insurance

pursuant to

which the

insurer has

not denied

coverage) is
entered or

filed against

a Loan

Party or

any of

its Subsidiaries,

or with

respect to

any of

their
respective assets, and

either (a) there

is a period

of thirty consecutive

days at any

time after the
entry of any such judgment, order, or award during which (i)

the same is not discharged, satisfied,
vacated, or

bonded pending

appeal, or

(ii) a

stay of

enforcement thereof

is not

in effect,

or (b)
enforcement proceedings are commenced upon such judgment, order, or award;
8.4.

Voluntary

Bankruptcy, etc
.

If an Insolvency Proceeding is commenced by a
Loan Party or any of its Subsidiaries;
8.5.

Involuntary Bankruptcy,

etc
.

If an

Insolvency Proceeding

is commenced
against a Loan

Party or any

of its Subsidiaries and

any of the

following events occur: (a)

such Loan
Party or such Subsidiary

consents to the institution

of such Insolvency Proceeding

against it, (b)
the petition

commencing the

Insolvency Proceeding

is not

timely controverted,

(c) the

petition
commencing the Insolvency Proceeding is not dismissed within sixty calendar days of the date of the filing thereof,

(d) an interim

trustee is appointed

to take possession

of all or

any substantial
portion of the properties or assets of, or

to operate all or any substantial portion of the

business of,
such Loan Party

or its Subsidiary, or

(e) an order

for relief shall

have been issued

or entered therein;
8.6.

Default Under Other

Agreements
.

If there is

(a) any "Event

of Default" as
such term

is defined

in the

Mexican Term

Loan Agreement,

or (b)

a default

in one

or more
agreements to

which a

Loan Party

or any

of its

Subsidiaries is

a party

with one

or more

third
Persons relative to a Loan

Party's or any of its

Subsidiaries' Indebtedness involving an aggregate
amount of $500,000

or more, and

such default (i)

occurs at the

final maturity of

the obligations
thereunder, or

(ii) results

in a

right by

such third

Person, irrespective

of whether

exercised, to
accelerate the maturity of such Loan Party's or its Subsidiary's obligations thereunder;

8.7.

Representations, etc
.

If any warranty, representation, certificate,

statement, or
Record made herein

or in any

other Loan Document or

delivered in writing

to Agent or any

Lender
in connection with

this Agreement or

any other Loan

Document proves to

be untrue in

any material
respect (except that

such materiality qualifier

shall not

be applicable to

any representations and
warranties that already are

qualified or modified by

materiality in the text

thereof) as of the

date
of issuance or making or deemed making thereof;
8.8.

Guaranty
.

If the obligation of any Guarantor under the guaranty

contained in
the Guaranty and Security Agreement or Canadian Guaranty is

limited or terminated by operation
of law or by such Guarantor (other than in accordance with the terms of this Agreement) or if any
Guarantor repudiates or revokes or purports to repudiate or revoke any such guaranty;
8.9.

Security Documents
.

If the Guaranty and Security Agreement, any Canadian
Security Document

or any

other Loan

Document that

purports to

create a

Lien, shall,

for any
reason, fail or

cease to create a

valid and perfected

and, (except to

the extent of Permitted

Liens
which are

non-consensual Permitted

Liens, permitted

purchase money

Liens or

the interests

of
lessors under Capital

Leases) first priority

Lien on the

Collateral covered thereby, except

as a result
of a disposition of the applicable Collateral in a transaction permitted under this Agreement;
8.10.

Loan Documents
.

The validity or enforceability of any Loan Document shall
at any time for any reason

(other than solely as the result of an action or failure to

act on the part
of Agent) be declared to be null and

void, or a proceeding shall be commenced

by a Loan Party or
its Subsidiaries, or

by any Governmental

Authority having jurisdiction

over a Loan

Party or its
Subsidiaries, seeking to establish the

invalidity or unenforceability thereof, or

a Loan Party or its
Subsidiaries shall

deny that

such Loan

Party or

its Subsidiaries

has any

liability or

obligation
purported to be created under any Loan Document; or
8.11.

Change of

Control
.

A Change

of Control

shall occur,

whether directly

or
indirectly.
9.

RIGHTS AND REMEDIES.
9.1.

Rights and Remedies
.

Upon the occurrence and during the continuation of an
Event of Default, Agent may, and, at

the instruction of the Required Lenders, shall, in addition to any other

rights or

remedies provided

for hereunder

or under

any other

Loan Document

or by
applicable law, do any one or more of the following:
(a)

by written notice to Borrowers, (i) declare

the principal of, and any and all
accrued and unpaid interest and fees in respect of, the Loans and all other Obligations

(other than
the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan
Documents to

be immediately

due and

payable, whereupon

the same

shall become

and be
immediately due and payable and Borrowers shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all
of which are hereby expressly

waived by each Borrower, and (ii) direct Borrowers

to provide (and
Borrowers agree that

upon receipt

of such

notice Borrowers will

provide) Letter of

Credit
Collateralization to

Agent to

be held

as security

for Borrowers'

reimbursement obligations

for
drawings that may subsequently occur under issued and outstanding Letters of Credit;

(b)

by written notice to Borrowers,

declare the Commitments terminated,
whereupon the Commitments shall immediately be

terminated together with (i) any obligation

of
any Revolving Lender to make Revolving Loans, (ii) the obligation of the Swing

Lender to make
Swing Loans, and (iii) the obligation of Issuing Bank to issue Letters of Credit; and
(c)

exercise all

other rights

and remedies

available to

Agent or

the Lenders
under the Loan Documents, under applicable law, or in equity.
The foregoing

to the

contrary notwithstanding,

upon the

occurrence of

any Event

of Default
described in Section

8.4 or Section

8.5, in addition

to the remedies

set forth above,

without any
notice to Borrowers or any

other Person or any act

by the Lender Group, the

Commitments shall
automatically terminate and the

Obligations (other than the Bank

Product Obligations), inclusive
of the principal

of, and any

and all accrued

and unpaid interest

and fees in

respect of, the

Loans
and all other

Obligations (other than

the Bank Product

Obligations), whether evidenced

by this
Agreement or by

any of the

other Loan Documents,

shall automatically become

and be
immediately due and payable and Borrowers shall automatically be obligated to repay all of such
Obligations in full

(including Borrowers being

obligated to provide

(and Borrowers agree

that they
will provide) (1) Letter

of Credit Collateralization

to Agent to be

held as security for

Borrowers'
reimbursement obligations in

respect of drawings

that may subsequently occur

under issued and
outstanding Letters

of Credit

and (2)

Bank Product

Collateralization to

be held

as security

for
Borrowers' or

their Subsidiaries'

obligations in

respect of

outstanding Bank

Products), without
presentment, demand,

protest, or

notice or

other requirements

of any

kind, all

of which

are
expressly waived by Borrowers.
9.2.

Remedies Cumulative
.

The rights and

remedies of the

Lender Group under
this Agreement, the

other Loan Documents,

and all

other agreements shall

be cumulative.

The
Lender Group shall have all other

rights and remedies not inconsistent herewith

as provided under
the Code, by law,

or in equity.

No exercise by the Lender

Group of one right or

remedy shall be
deemed an election, and no waiver

by the Lender Group of

any Default or Event of

Default shall
be deemed a continuing waiver.

No delay by the Lender

Group shall constitute a waiver, election,
or acquiescence by it.
10.

WAIVERS;

INDEMNIFICATION.
10.1.

Demand; Protest;

etc
.

Each Borrower

waives demand,

protest, notice

of
protest, notice of

default or dishonor, notice of

payment and nonpayment, nonpayment

at maturity,
release, compromise, settlement, extension,

or renewal of documents,

instruments, chattel paper,
and guarantees at any time held by the

Lender Group on which any Borrower may in

any way be
liable.
10.2.

The Lender Group's Liability for

Collateral
.

Each Borrower hereby agrees
that:

(a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way

or manner be liable

or responsible for:

(i) the safekeeping of the

Collateral,
(ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii)
any diminution in the

value thereof, or (iv)

any act or default

of any carrier, warehouseman, bailee,
forwarding agency, or other

Person, and (b)

all risk of

loss, damage, or

destruction of the

Collateral
shall be borne by the Loan Parties.

10.3.

Indemnification
.

Each Borrower shall

pay, indemnify,

defend, and hold

the
Agent-Related Persons, the Lender-Related Persons, the

Issuing Bank, and each

Participant (each,
an "Indemnified Person")

harmless (to the

fullest extent permitted

by law) from

and against any
and all claims, demands,

suits, actions, investigations, proceedings,

liabilities, fines, costs,
penalties, and

damages, and

all reasonable

fees and

disbursements of

attorneys, experts,

or
consultants and

all other

costs and

expenses actually

incurred in

connection therewith

or in
connection with

the enforcement

of this

indemnification (as

and when

they are

incurred and
irrespective of whether suit is brought),

at any time asserted against,

imposed upon, or incurred by
any of

them (a)

in connection

with or

as a

result of

or related

to the

execution and

delivery
(provided, that Borrowers shall not

be liable for costs and

expenses (including attorneys' fees) of
any Lender (other than Wells

Fargo) incurred in advising, structuring, drafting, reviewing, administering or syndicating the Loan

Documents), enforcement, performance, or administration
(including any restructuring

or workout with

respect hereto) of

this Agreement, any

of the other
Loan Documents, or

the transactions contemplated

hereby or thereby

or the monitoring

of Loan
Parties' and their Subsidiaries' compliance

with the terms of

the Loan Documents (provided,

that
the indemnification in this clause (a) shall

not extend to (i) disputes

solely between or among the
Lenders that do

not involve any

acts or omissions

of any Loan

Party, or (ii) disputes solely

between
or among the Lenders and

their respective Affiliates that

do not involve any acts

or omissions of
any Loan Party;

it being

understood and agreed

that the

indemnification in

this clause

(a) shall
extend to

Agent (but

not the

Lenders unless the

dispute involves

an act

or omission

of a

Loan
Party) relative to disputes between or among Agent on the one hand, and one or more Lenders, or one or more

of their

Affiliates, on

the other hand,

or (iii)

any claims for

Taxes, which

shall be
governed by

Section 16,

other than

Taxes which

relate to

primarily non-Tax

claims), (b)

with
respect to any

actual or prospective

investigation, litigation, or

proceeding related to

this
Agreement, any

other Loan

Document, the

making of

any Loans

or issuance

of any

Letters of
Credit hereunder,

or the

use of

the proceeds

of the

Loans or

the Letters

of Credit

provided
hereunder (irrespective of

whether any Indemnified

Person is a

party thereto), or

any act, omission,
event, or circumstance in any

manner related thereto, and (c) in

connection with or arising out

of
any presence or release

of Hazardous Materials

at, on, under,

to or from

any assets or properties
owned, leased

or operated

by any

Loan Party

or any

of its

Subsidiaries or

any Environmental
Actions, Environmental Liabilities or

Remedial Actions related in

any way to any

such assets or
properties of

any Loan

Party or

any of

its Subsidiaries

(each and

all of

the foregoing,

the
"Indemnified Liabilities").

The foregoing to the

contrary notwithstanding, no Borrower

shall have
any obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified
Liability that a court of

competent jurisdiction finally determines

to have resulted from

the gross
negligence or willful misconduct of such Indemnified Person or its officers, directors, employees, attorneys, or

agents.

This provision

shall survive

the termination

of this

Agreement and

the
repayment in full of the Obligations.

If any Indemnified Person makes any payment to any

other
Indemnified Person with respect to an Indemnified Liability as to which Borrowers were required to indemnify the

Indemnified Person receiving

such payment, the

Indemnified Person making

such
payment is entitled to

be indemnified and reimbursed

by Borrowers with

respect thereto.

WITHOUT LIMITATION,

THE FOREGOING INDEMNITY SHALL APPLY

TO EACH
INDEMNIFIED PERSON WITH

RESPECT TO

INDEMNIFIED LIABILITIES

WHICH
IN WHOLE

OR IN

PART

ARE CAUSED

BY OR

ARISE OUT

OF ANY

NEGLIGENT
ACT OR OMISSION

OF SUCH INDEMNIFIED

PERSON OR OF

ANY OTHER PERSON.

11.

NOTICES.
Unless otherwise provided

in this Agreement,

all notices or

demands relating to

this
Agreement or any

other Loan Document

shall be in

writing and (except

for financial statements
and other informational documents

which may be

sent by first-class

mail, postage prepaid)

shall
be personally

delivered or

sent by

registered or

certified mail

(postage prepaid,

return receipt
requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or

telefacsimile.

In the case

of notices or

demands to any

Loan Party or
Agent, as the case may be, they shall be sent to the respective address set forth below:
If to any Loan Party: c/o Administrative Borrower
800 Manor Park Drive
Columbus, OH 43228
Attn: John P.

Zimmer
Fax No. (614) 870-5051
with copies to: Squire Patton Boggs (US) LLP
2000 Huntington Bank Center
41 S.

High Street
Columbus, OH

43215
Attn:

Donald W.

Hughes, Esq.
Fax No.:

(614) 365-2499
If to Agent:
WELLS FARGO BANK, NATIONAL
ASSOCIATION
10 S. Wacker Drive 26th Floor
Chicago, IL 60606
Attn: Loan Portfolio Manager
Fax No.:

(312) 332-0424
with copies to:
GOLDBERG KOHN LTD.
55 E. Monroe Street, Suite 3300
Chicago, Illinois 60603
Attn:

Keith G. Radner, Esq.
Fax No.:

(312) 863-7445

Any party

hereto may

change the

address at

which they

are to

receive notices
hereunder, by notice

in writing in

the foregoing manner

given to the

other party.

All notices or
demands sent in

accordance with this

Section 11,

shall be deemed

received on the

earlier of the
date of actual

receipt or three

Business Days after

the deposit thereof

in the mail;

provided, that
(a) notices sent

by overnight courier service

shall be deemed

to have been

given when received,
(b) notices by facsimile

shall be deemed

to have been

given when sent

(except that, if

not given
during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the

recipient) and (c) notices by electronic mail shall

be
deemed received upon

the sender's receipt

of an acknowledgment

from the intended

recipient (such
as by the

"return receipt

requested" function,

as available, return

email or

other written
acknowledgment).

12.

CHOICE OF

LAW

AND VENUE;

JURY TRIAL

WAIVER;

JUDICIAL
REFERENCE PROVISION.
(a)

THE VALIDITY

OF THIS AGREEMENT AND

THE OTHER LOAN
DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO

THE CONTRARY IN ANOTHER
LOAN DOCUMENT IN

RESPECT OF SUCH

OTHER LOAN DOCUMENT),

THE
CONSTRUCTION, INTERPRETATION,

AND ENFORCEMENT

HEREOF AND
THEREOF,

THE RIGHTS

OF THE

PARTIES

HERETO AND

THERETO WITH
RESPECT TO

ALL MATTERS

ARISING HEREUNDER

OR THEREUNDER

OR
RELATED HERETO

OR THERETO, AND

ANY CLAIMS, CONTROVERSIES

OR
DISPUTES ARISING

HEREUNDER OR

THEREUNDER OR

RELATED HERETO

OR
THERETO SHALL

BE DETERMINED

UNDER, GOVERNED BY,

AND CONSTRUED
IN ACCORDANCE WITH THE LAWS

OF THE STATE

OF ILLINOIS

.
(b)

THE PARTIES

AGREE THAT ALL ACTIONS OR PROCEEDINGS
ARISING IN

CONNECTION WITH

THIS AGREEMENT

AND THE

OTHER LOAN
DOCUMENTS SHALL BE

TRIED AND LITIGATED

ONLY

IN THE STATE

AND, TO
THE EXTENT PERMITTED

BY APPLICABLE LAW,

FEDERAL COURTS

LOCATED
IN THE

COUNTY OF

COOK, STATE

OF ILLINOIS;

PROVIDED, THAT

ANY SUIT
SEEKING ENFORCEMENT AGAINST

ANY COLLATERAL

OR OTHER PROPERTY
MAY

BE BROUGHT,

AT AGENT'S

OPTION, IN

THE COURTS

OF ANY
JURISDICTION WHERE

AGENT ELECTS

TO BRING

SUCH ACTION

OR WHERE
SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.

EACH BORROWER
AND EACH

MEMBER OF

THE LENDER

GROUP WAIVE,

TO THE

EXTENT
PERMITTED UNDER APPLICABLE

LAW,

ANY RIGHT EACH

MAY

HAVE

TO
ASSERT THE DOCTRINE OF FORUM

NON CONVENIENS OR TO OBJECT

TO
VENUE TO THE EXTENT

ANY PROCEEDING IS BROUGHT IN ACCORDANCE
WITH THIS SECTION 12(b).
(c)

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE
LAW,

EACH BORROWER AND EACH MEMBER

OF THE LENDER GROUP HEREBY
WAIVE

THEIR RESPECTIVE RIGHTS, IF ANY,

TO A JURY TRIAL OF

ANY CLAIM,
CONTROVERSY,

DISPUTE OR

CAUSE OF

ACTION DIRECTLY

OR INDIRECTLY
BASED UPON OR ARISING OUT OF ANY OF THE LOAN

DOCUMENTS OR ANY OF
THE TRANSACTIONS CONTEMPLATED

THEREIN, INCLUDING CONTRACT
CLAIMS, TORT CLAIMS, BREACH OF DUTY

CLAIMS, AND ALL OTHER

COMMON
LAW

OR STATUTORY

CLAIMS (EACH

A "CLAIM").

EACH BORROWER

AND
EACH MEMBER

OF THE

LENDER GROUP

REPRESENT THAT

EACH HAS
REVIEWED THIS WAIVER

AND EACH KNOWINGLY

AND VOLUNTARILY
WAIVES

ITS JURY

TRIAL RIGHTS

FOLLOWING CONSULTATION

WITH LEGAL
COUNSEL.

IN THE EVENT OF LITIGATION,

A COPY OF THIS AGREEMENT MAY
BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(d)

EACH BORROWER HEREBY IRREVOCABLY

AND
UNCONDITIONALLY

SUBMITS TO

THE EXCLUSIVE

JURISDICTION OF

THE
STATE

AND FEDERAL COURTS

LOCATED IN

THE COUNTY OF

COOK AND THE
STATE

OF ILLINOIS,

IN ANY

ACTION OR

PROCEEDING ARISING

OUT OF

OR

RELATING TO

ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR
ENFORCEMENT OF ANY JUDGMENT.

EACH OF THE PARTIES

HERETO AGREES
THAT A

FINAL JUDGMENT IN

ANY SUCH

ACTION OR PROCEEDING

SHALL BE
CONCLUSIVE AND MAY

BE ENFORCED IN

OTHER JURISDICTIONS BY

SUIT ON
THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

NOTHING IN
THIS AGREEMENT

OR ANY

OTHER LOAN

DOCUMENT SHALL

AFFECT ANY
RIGHT THAT

AGENT MAY

OTHERWISE HAVE

TO BRING ANY

ACTION OR
PROCEEDING RELATING

TO THIS AGREEMENT

OR ANY OTHER

LOAN
DOCUMENT AGAINST ANY

LOAN PARTY

OR ITS PROPERTIES

IN THE COURTS
OF ANY JURISDICTION.
(e)

NO CLAIM

MAY

BE MADE

BY ANY

LOAN PARTY

AGAINST
THE AGENT,

THE SWING

LENDER, ANY

OTHER LENDER,

ISSUING BANK,

OR
ANY AFFILIATE,

DIRECTOR, OFFICER,

EMPLOYEE, COUNSEL,
REPRESENTATIVE,

AGENT, OR ATTORNEY-IN-FACT

OF ANY OF

THEM FOR ANY
SPECIAL, INDIRECT,

CONSEQUENTIAL, PUNITIVE

OR EXEMPLARY

DAMAGES
OR LOSSES IN

RESPECT OF ANY

CLAIM FOR BREACH

OF CONTRACT OR

ANY
OTHER THEORY

OF LIABILITY

ARISING OUT

OF OR

RELATED TO

THE
TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN
DOCUMENT, OR ANY ACT,

OMISSION, OR EVENT OCCURRING IN CONNECTION
THEREWITH, AND

EACH LOAN

PARTY

HEREBY WAIVES,

RELEASES, AND
AGREES NOT

TO SUE

UPON ANY

CLAIM FOR

SUCH DAMAGES,

WHETHER OR
NOT ACCRUED AND

WHETHER OR

NOT KNOWN

OR SUSPECTED

TO EXIST

IN
ITS FAVOR.
(f)

IN THE EVENT

ANY LEGAL PROCEEDING

IS FILED IN

A
COURT OF

THE STATE

OF CALIFORNIA (THE

"COURT") BY

OR AGAINST

ANY
PARTY

HERETO IN

CONNECTION WITH

ANY CLAIM

AND THE

WAIVER

SET
FORTH IN

CLAUSE (C)

ABOVE IS

NOT ENFORCEABLE

IN SUCH

PROCEEDING,
THE PARTIES

HERETO AGREE AS FOLLOWS:
(i)

WITH THE

EXCEPTION OF

THE MATTERS

SPECIFIED
IN SUBCLAUSE (ii) BELOW, ANY CLAIM

SHALL BE DETERMINED BY

A GENERAL
REFERENCE PROCEEDING IN

ACCORDANCE WITH

THE PROVISIONS

OF
CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS

638 THROUGH 645.1.

THE
PARTIES

INTEND THIS

GENERAL REFERENCE

AGREEMENT TO

BE
SPECIFICALLY

ENFORCEABLE.

VENUE FOR

THE REFERENCE

PROCEEDING
SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.
(ii)

THE FOLLOWING

MATTERS

SHALL NOT

BE SUBJECT
TO A

GENERAL REFERENCE PROCEEDING:

(A) NON-JUDICIAL

FORECLOSURE
OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY,

(B)
EXERCISE OF SELF-HELP REMEDIES (INCLUDING

SET-OFF OR RECOUPMENT),
(C) APPOINTMENT

OF A

RECEIVER, AND

(D) TEMPORARY,

PROVISIONAL, OR
ANCILLARY REMEDIES

(INCLUDING WRITS

OF ATTACHMENT,

WRITS OF
POSSESSION, TEMPORARY

RESTRAINING ORDERS,

OR PRELIMINARY
INJUNCTIONS).

THIS AGREEMENT DOES

NOT LIMIT THE

RIGHT OF ANY

PARTY

TO EXERCISE OR OPPOSE ANY

OF THE RIGHTS AND REMEDIES DESCRIBED

IN
CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION

DOES NOT WAIVE
THE RIGHT

OF ANY

PARTY

TO PARTICIPATE

IN A

REFERENCE PROCEEDING
PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.
(iii)

UPON THE

WRITTEN REQUEST

OF ANY

PARTY,

THE
PARTIES

SHALL SELECT A SINGLE

REFEREE, WHO SHALL BE

A RETIRED
JUDGE OR JUSTICE.

IF THE PARTIES DO NOT AGREE

UPON A REFEREE WITHIN
TEN DAYS

OF SUCH WRITTEN REQUEST,

THEN, ANY PARTY

SHALL HAVE

THE
RIGHT TO REQUEST

THE COURT TO

APPOINT A REFEREE

PURSUANT TO
CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B).

THE REFEREE
SHALL BE APPOINTED TO

SIT WITH ALL OF THE POWERS

PROVIDED BY LAW.

PENDING APPOINTMENT

OF THE

REFEREE, THE

COURT SHALL

HAVE

THE
POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.
(iv)

EXCEPT AS

EXPRESSLY

SET FORTH

IN THIS
AGREEMENT, THE

REFEREE SHALL DETERMINE THE MANNER IN WHICH THE
REFERENCE PROCEEDING IS

CONDUCTED INCLUDING THE

TIME AND PLACE
OF HEARINGS, THE ORDER OF

PRESENTATION

OF EVIDENCE, AND ALL OTHER
QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE
PROCEEDING.

ALL PROCEEDINGS AND

HEARINGS CONDUCTED BEFORE

THE
REFEREE, EXCEPT

FOR TRIAL,

SHALL BE

CONDUCTED WITHOUT

A COURT
REPORTER, EXCEPT

WHEN ANY

PARTY

SO REQUESTS

A COURT

REPORTER
AND A

TRANSCRIPT IS

ORDERED, A

COURT REPORTER

SHALL BE

USED AND
THE REFEREE SHALL BE PROVIDED

A COURTESY COPY

OF THE TRANSCRIPT.

THE PARTY

MAKING SUCH REQUEST

SHALL HAVE

THE OBLIGATION

TO
ARRANGE FOR

AND PAY

THE COSTS

OF THE

COURT REPORTER;

PROVIDED,
THAT SUCH

COSTS, ALONG WITH

THE REFEREE'S FEES,

SHALL ULTIMATELY
BE BORNE BY THE PARTY

WHO DOES NOT PREVAIL,

AS DETERMINED BY THE
REFEREE.
(v)

THE REFEREE MAY

REQUIRE ONE OR

MORE
PREHEARING CONFERENCES.

THE PARTIES

HERETO SHALL BE ENTITLED TO
DISCOVERY,

AND THE

REFEREE SHALL

OVERSEE DISCOVERY

IN
ACCORDANCE WITH

THE RULES

OF DISCOVERY,

AND SHALL

ENFORCE ALL
DISCOVERY ORDERS

IN THE SAME

MANNER AS ANY

TRIAL COURT

JUDGE IN
PROCEEDINGS AT LAW

IN THE STATE

OF CALIFORNIA.
(vi)

THE REFEREE SHALL

APPLY THE RULES OF

EVIDENCE
APPLICABLE TO

PROCEEDINGS AT

LAW

IN THE

STATE

OF CALIFORNIA

AND
SHALL DETERMINE

ALL ISSUES

IN ACCORDANCE

WITH CALIFORNIA
SUBSTANTIVE

AND PROCEDURAL LAW.

THE REFEREE SHALL

BE EMPOWERED
TO ENTER EQUITABLE AS WELL AS

LEGAL RELIEF AND

RULE ON ANY

MOTION
WHICH WOULD

BE AUTHORIZED IN

A TRIAL, INCLUDING

MOTIONS FOR
DEFAULT

JUDGMENT OR

SUMMARY JUDGMENT.

THE REFEREE

SHALL
REPORT HIS

OR HER

DECISION, WHICH

REPORT SHALL

ALSO INCLUDE
FINDINGS OF FACT

AND CONCLUSIONS OF

LAW.

THE REFEREE SHALL

ISSUE

A DECISION

AND PURSUANT

TO CALIFORNIA

CODE OF

CIVIL PROCEDURE,
SECTION 644,

THE REFEREE'S

DECISION SHALL

BE ENTERED

BY THE

COURT
AS A JUDGMENT

IN THE

SAME MANNER AS

IF THE ACTION

HAD BEEN TRIED
BY THE

COURT.

THE FINAL JUDGMENT

OR ORDER FROM

ANY APPEALABLE
DECISION OR

ORDER ENTERED

BY THE

REFEREE SHALL

BE FULLY
APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.
(vii)

THE PARTIES

RECOGNIZE AND

AGREE THAT

ALL
CLAIMS RESOLVED

IN A

GENERAL REFERENCE

PROCEEDING PURSUANT
HERETO WILL BE

DECIDED BY A REFEREE AND NOT BY A JURY.

AFTER
CONSULTING

(OR HAVING

HAD THE

OPPORTUNITY TO

CONSULT)

WITH
COUNSEL OF

THEIR OWN

CHOICE, EACH

PARTY

HERETO KNOWINGLY

AND
VOLUNTARILY

AND FOR

THEIR MUTUAL

BENEFIT AGREES

THAT THIS
REFERENCE PROVISION SHALL

APPLY TO

ANY DISPUTE BETWEEN

THEM
THAT ARISES

OUT OF OR

IS RELATED

TO THIS

AGREEMENT OR

THE OTHER
LOAN DOCUMENTS.
13.

ASSIGNMENTS AND PARTICIPATIONS;

SUCCESSORS.
13.1.

Assignments and Participations .
(a)

(i) Subject to the conditions

set forth in

clause (a)(ii) below, any

Lender
may assign

and delegate

all or

any portion

of its

rights and

duties under

the Loan

Documents
(including the Obligations

owed to it

and its Commitments)

to one or

more assignees (each,

an
"Assignee"), with the

prior written consent

(such consent not

be unreasonably withheld

or delayed)
of:
(A)

Borrowers; provided, that no

consent of Borrowers shall

be
required (1) if a

Default or Event of

Default has occurred and

is continuing, or (2)

in connection
with an assignment

to a Person

that is a

Lender or an

Affiliate (other than

natural persons) of

a
Lender; provided

further,

that Borrowers

shall be

deemed to

have consented

to a

proposed
assignment unless Administrative Borrower objects thereto by written notice to Agent within five
Business Days after having received notice thereof; and
(B)

Agent, Swing Lender, and Issuing Bank.
(ii)

Assignments shall be subject to the

following additional conditions:
(A)

no assignment may be made to a natural person,
(B)

no assignment may be made to a Loan Party,

or an Affiliate
of a Loan Party,
(C)

the amount

of the

Commitments and

the other

rights and
obligations of the

assigning Lender hereunder

and under the other

Loan Documents subject

to each
such assignment (determined as

of the date the

Assignment and Acceptance with

respect to such
assignment is

delivered to

Agent) shall

be in

a minimum

amount (unless

waived by

Agent) of
$5,000,000 (except such

minimum amount shall

not apply to (I)

an assignment or

delegation by

any Lender to any other Lender,

an Affiliate of any Lender,

or a Related Fund of such Lender,

or
(II) a group of new Lenders, each of which is an Affiliate of each other or a Related Fund of such new Lender to

the extent that

the aggregate amount

to be assigned

to all such

new Lenders is

at
least $5,000,000),
(D)

each partial assignment shall be made as an assignment of a
proportionate part of all the assigning Lender's rights and obligations under this Agreement,
(E)

the parties to

each assignment

shall execute

and deliver

to
Agent an Assignment and Acceptance; provided, that

Borrowers and Agent may continue to deal
solely and

directly with

the assigning

Lender in

connection with

the interest

so assigned

to an
Assignee until written

notice of such

assignment, together with

payment instructions, addresses,
and related information with respect to the Assignee, have been given to Borrowers and Agent by such Lender and the Assignee,
(F)

unless waived by

Agent, the assigning

Lender or Assignee
has paid to Agent, for Agent's separate account, a processing fee in the amount of $3,500, and
(G)

the assignee, if

it is not

a Lender,

shall deliver to

Agent an
Administrative Questionnaire in a form approved by Agent (the "Administrative Questionnaire").
(b)

From and after

the date that

Agent receives the

executed Assignment and
Acceptance and, if applicable, payment

of the required processing fee,

(i) the Assignee thereunder
shall be a party hereto and, to the extent

that rights and obligations hereunder have been assigned
to it pursuant

to such Assignment

and Acceptance, shall

be a "Lender"

and shall have

the rights
and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that

rights and

obligations hereunder

and under

the other

Loan Documents

have been
assigned by

it pursuant

to such

Assignment and

Acceptance, relinquish

its rights

(except with
respect to Section 10.3) and be released from any future obligations under this Agreement (and in the case of an

Assignment and Acceptance covering

all or the remaining

portion of an assigning
Lender's rights and obligations under this

Agreement and the other Loan Documents, such

Lender
shall cease to be a party hereto

and thereto); provided, that nothing contained

herein shall release
any assigning Lender

from obligations that

survive the termination

of this Agreement,

including
such assigning Lender's obligations under Section 15 and Section 17.9(a).
(c)

By executing and delivering an Assignment and

Acceptance, the assigning
Lender thereunder and the Assignee

thereunder confirm to and agree

with each other and the

other
parties hereto as

follows:

(i) other than

as provided in

such Assignment and

Acceptance, such
assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or

representations made in or in

connection with this Agreement or
the execution,

legality, validity,

enforceability, genuineness,

sufficiency or

value of

this
Agreement or

any other

Loan Document

furnished pursuant

hereto, (ii)

such assigning

Lender
makes no representation

or warranty and

assumes no responsibility

with respect to

the financial
condition of any

Loan Party or

the performance

or observance by

any Loan Party

of any of

its
obligations under this

Agreement or any

other Loan Document

furnished pursuant hereto,

(iii) such
Assignee confirms

that it

has received

a copy

of this

Agreement, together

with such

other
documents and

information as

it has

deemed appropriate

to make

its own

credit analysis

and

decision to enter

into such Assignment

and Acceptance, (iv)

such Assignee will,

independently
and without reliance upon

Agent, such assigning Lender

or any other Lender,

and based on such
documents and information

as it shall

deem appropriate at

the time, continue

to make its

own credit
decisions in

taking or

not taking

action under

this Agreement,

(v) such

Assignee appoints

and
authorizes Agent to take

such actions and to

exercise such powers under

this Agreement and the
other Loan Documents

as are delegated

to Agent, by

the terms hereof

and thereof, together

with
such powers as

are reasonably incidental thereto,

and (vi) such Assignee

agrees that it will

perform
all of the obligations which by the terms of this Agreement are required to be performed by it as a
Lender.
(d)

Immediately upon

Agent's receipt

of the

required processing

fee, if
applicable, and

delivery of

notice to

the assigning

Lender pursuant

to Section

13.1(b), this
Agreement shall be deemed

to be amended to

the extent, but only

to the extent, necessary

to reflect
the addition of the

Assignee and the resulting adjustment

of the Commitments arising therefrom.

The Commitment

allocated to

each Assignee

shall reduce

such Commitments

of the

assigning
Lender pro tanto .
(e)

Any Lender may

at any time

sell to one

or more commercial

banks, financial
institutions, or

other Persons

(a "Participant")

participating interests

in all

or any

portion of

its
Obligations, its Commitment,

and the other

rights and interests

of that Lender

(the "Originating
Lender") hereunder and

under the other

Loan Documents; provided,

that (i) the

Originating Lender
shall remain a "Lender" for all purposes of

this Agreement and the other Loan Documents and

the
Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a "Lender" hereunder or under the

other Loan Documents and

the Originating Lender's obligations

under this Agreement
shall remain

unchanged, (ii)

the Originating

Lender shall

remain solely

responsible for

the
performance of such

obligations, (iii)

Borrowers, Agent, and

the Lenders shall

continue to deal
solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement

and the other Loan

Documents, (iv) no Lender shall

transfer
or grant

any participating

interest under

which the

Participant has

the right

to approve

any
amendment to,

or any

consent or

waiver with

respect to,

this Agreement

or any

other Loan
Document, except

to the

extent such

amendment to,

or consent

or waiver

with respect

to this
Agreement or

of any

other Loan

Document would

(A) extend

the final

maturity date

of the
Obligations hereunder

in which

such Participant

is participating,

(B) reduce

the interest

rate
applicable to the Obligations

hereunder in which such

Participant is participating, (C)

release all
or substantially all of

the Collateral or guaranties

(except to the extent

expressly provided herein
or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant
is participating, (D) postpone the payment

of, or reduce the amount of, the interest

or fees payable
to such Participant through

such Lender (other than

a waiver of default

interest), or (E) decrease
the amount

or postpone

the due

dates of

scheduled principal

repayments or

prepayments or
premiums payable to such Participant through such

Lender, (v) no participation shall

be sold to a
natural person, (vi) no participation shall

be sold to a Loan Party,

or an Affiliate of a

Loan Party,
and (vii) all amounts

payable by Borrowers hereunder

shall be determined as

if such Lender had
not sold such participation, except that, if amounts outstanding under this

Agreement are due and
unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each

Participant shall be deemed to

have the right of set

off in respect of

its
participating interest in amounts owing under this

Agreement to the same extent as

if the amount

of its participating interest were owing directly to

it as a Lender under this Agreement.

The rights
of any

Participant only

shall be

derivative through

the Originating

Lender with

whom such
Participant participates and no Participant shall have any rights under this Agreement or the other
Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collateral, or otherwise in respect of the Obligations.

No Participant shall have the right

to participate directly
in the making of decisions by the Lenders among themselves.
(f)

In connection with any

such assignment or participation

or proposed
assignment or participation or any grant of a security interest in, or pledge of, its rights under and
interest in this

Agreement, a Lender

may, subject

to the provisions

of Section 17.9,

disclose all
documents and information which it now or hereafter may have relating to any Loan Party and its
Subsidiaries and their respective businesses.
(g)

Any other provision in this Agreement notwithstanding,

any Lender may at
any time create a security interest

in, or pledge, all or any

portion of its rights under and

interest in
this Agreement to secure obligations of such

Lender, including any pledge in favor of any Federal
Reserve Bank

in accordance

with Regulation

A of

the Federal

Reserve Bank

or U.S.

Treasury
Regulation 31 CFR §203.24, and such Federal Reserve Bank may enforce such pledge or security
interest in any manner permitted under applicable law; provided, that no such pledge shall release such Lender from any

of its obligations hereunder

or substitute any such

pledgee or assignee for
such Lender as a party hereto.
(h)

Agent (as a non-fiduciary agent on

behalf of Borrowers) shall maintain,

or
cause to be maintained, a register

(the "Register") on which it enters the name

and address of each
Lender as

the registered

owner of

the Term

Loan (and

the principal

amount thereof

and stated
interest thereon) held by such Lender (each, a "Registered Loan").

Other than in connection with
an assignment by a Lender of

all or any portion of

its portion of the Term

Loan to an Affiliate of
such Lender or

a Related Fund

of such Lender

(i) a Registered

Loan (and the

registered note, if
any, evidencing the same) may be assigned or sold in whole or in part only by registration of such
assignment or sale

on the Register

(and each registered

note shall expressly

so provide) and

(ii)
any assignment

or sale

of all

or part

of such

Registered Loan

(and the

registered note,

if any,
evidencing the

same) may

be effected

only by

registration of

such assignment

or sale

on the
Register, together

with the

surrender of

the registered

note, if

any, evidencing

the same

duly
endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at

the request of the designated assignee(s)

or
transferee(s), one or

more new registered

notes in the

same aggregate principal

amount shall be
issued to the designated assignee(s)

or transferee(s).

Prior to the registration of

assignment or sale
of any Registered Loan

(and the registered note,

if any evidencing the

same), Borrowers shall treat
the Person in

whose name such

Registered Loan (and

the registered note,

if any,

evidencing the
same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other

purposes, notwithstanding

notice to

the contrary.

In the

case of

any assignment

by a
Lender of all or any portion

of its Term

Loan to an Affiliate of such

Lender or a Related Fund of
such Lender, and which

assignment is not recorded

in the Register, the

assigning Lender, on behalf
of Borrowers, shall maintain a register comparable to the Register.
(i)

In the event that

a Lender sells participations

in the Registered Loan,

such
Lender, as a non-fiduciary

agent on behalf

of Borrowers, shall

maintain (or cause

to be maintained)

a register on which it

enters the name of

all participants in the Registered

Loans held by it

(and the
principal amount

(and stated

interest thereon)

of the

portion of

such Registered

Loans that

is
subject to such participations)

(the "Participant Register").

A Registered Loan (and

the Registered
Note, if any,

evidencing the same) may be participated

in whole or in part only

by registration of
such participation on

the Participant Register (and

each registered note

shall expressly so provide).

Any participation of such

Registered Loan (and the

registered note, if any,

evidencing the same)
may be

effected only

by the

registration of

such participation

on the

Participant Register.

No
Lender shall have

any obligation to

disclose all or

any portion of

the Participant Register

(including
the identity

of any

Participant or

any information

relating to

a Participant's

interest in

any
commitments, loans,

letters of credit

or its other

obligations under any

Loan Document) to

any
Person except to

the extent that

such disclosure is

necessary to establish

that such commitment,
loan, letter of

credit or other

obligation is in

registered form under

Section 5f.103-1(c) of

the United
States Treasury

Regulations.

The entries

in the

Participant Register

shall be

conclusive absent
manifest error, and such Lender shall treat

each person whose name is recorded in the Participant
Register as the owner

of such participation for

all purposes of this Agreement

notwithstanding any
notice to the contrary.

For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.
(j)

Agent shall make

a copy of

the Register (and

each Lender shall

make a copy
of its Participant Register to the extent it has one) available for review by Borrowers from time to time as Borrowers may reasonably request.
13.2.

Successors
.

This Agreement shall bind

and inure to the

benefit of the
respective successors and

assigns of each

of the parties;

provided, that no

Borrower may assign
this Agreement or

any rights or

duties hereunder without

the Lenders' prior

written consent and
any prohibited

assignment shall

be absolutely void
ab   initio
.

No consent to

assignment by the
Lenders shall release

any Borrower from

its Obligations.

A Lender may

assign this Agreement
and the

other Loan

Documents and

its rights

and duties

hereunder and

thereunder pursuant

to
Section 13.1 and, except as

expressly required pursuant to Section

13.1, no consent or

approval by
any Borrower is required in connection with any such assignment.
14.

AMENDMENTS; WAIVERS.
14.1.

Amendments and Waivers .
(a)

No amendment,

waiver or

other modification

of any

provision of

this
Agreement or any other Loan

Document (other than the

Fee Letter), and no consent

with respect
to any departure by

any Borrower therefrom, shall be effective unless

the same shall be in writing
and signed by the Required Lenders (or

by Agent at the written request

of the Required Lenders)
and the Loan Parties that are party thereto and then any such waiver or consent shall be effective,
but only in

the specific instance

and for the

specific purpose for

which given; provided,

that no
such waiver,

amendment, or

consent shall,

unless in

writing and

signed by

all of

the Lenders
directly affected thereby and all of the Loan

Parties that are party thereto, do any

of the following:
(i)

increase the

amount of

or extend

the expiration

date of

any
Commitment of any Lender or amend, modify, or eliminate the last sentence of Section 2.4(c)(i),

(ii)

postpone or

delay any

date fixed

by this

Agreement or

any other
Loan Document for

any payment of

principal, interest, fees,

or other amounts

due hereunder or
under any other Loan Document,
(iii)

reduce the principal of,

or the rate

of interest on,

any loan or other
extension of credit hereunder, or reduce

any fees or other amounts

payable hereunder or under

any
other Loan Document (except (y) in connection

with the waiver of applicability of Section

2.6(c)
(which waiver shall be effective with the written consent of the Required Lenders),
(iv)

amend, modify,

or eliminate

this Section

or any

provision of

this
Agreement providing for consent or other action by all Lenders,
(v)

amend, modify, or eliminate Section 3.1 or 3.2,
(vi)

amend, modify, or eliminate Section 15.11

,
(vii)

other than

as permitted

by Section

15.11, release

or contractually
subordinate Agent's Lien in and to any of the Collateral,
(viii)

amend, modify, or

eliminate the definitions of "Required Lenders",
Supermajority Lenders or "Pro Rata Share",
(ix)

other than in connection

with a merger,

amalgamation, liquidation,
dissolution or

sale of

such Person

expressly permitted

by the

terms hereof

or the

other Loan
Documents, release any

Borrower or any Guarantor

from any obligation for

the payment of money
or consent to the assignment

or transfer by any Borrower

or any Guarantor of

any of its rights or
duties under this Agreement or the other Loan Documents,
(x)

amend, modify,

or eliminate any

of the provisions

of Section
2.4(b)(i),

(ii) or (iii) or Section 2.4(e) or (f),
(xi)

at any time that any Real Property

is included in the Collateral, add,
increase, renew or extend

any Loan, Letter of

Credit or Commitment hereunder

until the
completion of flood due diligence, documentation and coverage as required by the Flood Laws or as otherwise satisfactory to all Lenders, or
(xii)

amend, modify,

or eliminate any

of the provisions

of Section 13.1
with respect to assignments to, or participations with,

Persons who are Loan Parties, or Affiliates
of a Loan Party;
(b)

No amendment,

waiver, modification,

or consent

shall amend,

modify,
waive, or eliminate,
(i)

the definition of, or

any of the terms

or provisions of, the

Fee Letter,
without the written consent

of Agent and Borrowers (and

shall not require the

written consent of
any of the Lenders),

(ii)

any provision of Section 15 pertaining to Agent, or any other rights or duties of Agent

under this Agreement or

the other Loan Documents,

without the written consent
of Agent, Borrowers, and the Required Lenders;
(c)

No amendment, waiver, modification, elimination, or consent shall amend, without written consent of Agent,

Borrowers and the Supermajority Lenders, modify, or eliminate the definition of Borrowing Base or any of the defined terms

(including the definitions of Eligible
Accounts, Eligible Finished Goods

Inventory, Eligible Raw Material Inventory, Eligible Work-in-
Process Inventory,

Eligible Inventory,

Eligible Investment Grade

Accounts, Eli

gible Non-
Investment Grade

Accounts, Eligible

M&E and

Eligible Real

Property) that

are used

in such
definition to

the extent

that any

such change

results in

more credit

being made

available to
Borrowers based

upon the

Borrowing Base,

but not

otherwise, or

the definition

of Maximum
Revolver Amount, or change Section 2.1(c);
(d)

No amendment, waiver, modification, elimination, or consent shall amend, modify, or

waive any

provision of

this Agreement

or the

other Loan

Documents pertaining

to
Issuing Bank, or any

other rights or duties

of Issuing Bank under

this Agreement or the other

Loan
Documents, without

the written

consent of

Issuing Bank,

Agent, Borrowers,

and the

Required
Lenders;
(e)

No amendment, waiver, modification, elimination, or consent shall amend, modify, or

waive any

provision of

this Agreement

or the

other Loan

Documents pertaining

to
Swing Lender,

or any other

rights or duties

of Swing Lender

under this Agreement

or the other
Loan Documents,

without the

written consent

of Swing

Lender, Agent,

Borrowers, and

the
Required Lenders; and
(f)

Anything in

this Section

14.1 to

the contrary

notwithstanding, (i)

any
amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of

the Lender

Group among

themselves, and

that does

not affect

the rights

or
obligations of any

Loan Party,

shall not require

consent by or

the agreement of

any Loan Party,
(ii) any amendment,

waiver, modification,

elimination, or

consent of

or with

respect to

any
provision of this Agreement or any

other Loan Document may be entered

into without the consent
of, or

over the

objection of,

any Defaulting

Lender other

than any

of the

matters governed

by
Section 14.1(a)(i) through (iii) that affect

such Lender, and (iii)

any amendment contemplated by
Section 2.12(d)(iii)

of this

Agreement in

connection with

a Benchmark

Transition Event

or an
Early Opt-in Election shall be effective as contemplated by such Section 2.12(d)(iii) hereof.
14.2.

Replacement of Certain Lenders .
(a)

If (i)

any action

to be

taken by

the Lender

Group or

Agent hereunder
requires the consent,

authorization, or agreement of

all Lenders or all

Lenders affected thereby and
if such action has

received the consent,

authorization, or agreement

of the Required

Lenders but
not of all Lenders or

all Lenders affected thereby,

or (ii) any Lender makes

a claim for
compensation under Section 16, then Borrowers

or Agent, upon at least

five Business Days prior
irrevocable notice,

may permanently

replace any

Lender that

failed to

give its

consent,
authorization, or

agreement (a "Non-Consenting

Lender") or

any Lender

that made

a claim

for

compensation (a "Tax Lender") with

one or more Replacement Lenders, and the Non-Consenting
Lender or Tax Lender,

as applicable, shall have no right to refuse to be replaced hereunder.

Such
notice to

replace the

Non-Consenting Lender

or Tax

Lender, as

applicable, shall

specify an
effective date for such replacement,

which date shall not be

later than 15 Business Days after

the
date such notice is given.
(b)

Prior to the effective date of such replacement, the

Non-Consenting Lender
or Tax

Lender, as applicable,

and each Replacement Lender

shall execute and deliver

an
Assignment and

Acceptance, subject

only to

the Non-Consenting

Lender or

Tax Lender,

as
applicable, being repaid in

full its share of

the outstanding Obligations (without

any premium or
penalty of any kind whatsoever,

but including (i) all interest,

fees and other amounts that

may be
due in payable in respect

thereof, (ii) an assumption of

its Pro Rata Share of

participations in the
Letters of

Credit, and

(iii) Funding

Losses).

If the

Non-Consenting Lender

or Tax

Lender, as
applicable, shall refuse or

fail to execute and

deliver any such Assignment

and Acceptance prior
to the

effective date

of such

replacement, Agent may,

but shall

not be

required to, execute

and
deliver such

Assignment and

Acceptance in

the name

or and

on behalf

of the

Non-Consenting
Lender or Tax Lender, as applicable, and

irrespective of whether Agent

executes and delivers such
Assignment and Acceptance,

the Non-Consenting Lender

or Tax

Lender, as

applicable, shall be
deemed to have

executed and delivered

such Assignment and

Acceptance.

The replacement of
any Non-Consenting Lender

or Tax

Lender, as applicable,

shall be made

in accordance with

the
terms of Section 13.1.

Until such time as

one or more Replacement Lenders

shall have acquired
all of

the Obligations,

the Commitments,

and the

other rights and obligations

of the

Non-
Consenting Lender or Tax Lender, as applicable, hereunder and under the other Loan Documents, the Non-Consenting Lender or

Tax Lender, as applicable, shall remain obligated to

make the Non-
Consenting Lender's or

Tax Lender's,

as applicable,

Pro Rata Share

of Revolving Loans

and to
purchase a

participation in

each Letter

of Credit,

in an

amount equal

to its

Pro Rata

Share of
participations in such Letters of Credit.
14.3.

No Waivers;

Cumulative Remedies
.

No failure by

Agent or any

Lender to
exercise any right, remedy, or option under this Agreement or any other

Loan Document, or delay
by Agent or

any Lender in

exercising the same,

will operate as

a waiver thereof.

No waiver by
Agent or any Lender

will be effective unless

it is in writing,

and then only to

the extent specifically
stated.

No waiver by Agent

or any Lender on

any occasion shall

affect or diminish

Agent's and
each Lender's rights thereafter to require strict performance by Borrowers of any provision of this
Agreement.

Agent's and each

Lender's rights under

this Agreement and

the other Loan

Documents
will be cumulative and

not exclusive of any other

right or remedy that Agent

or any Lender may
have.
15.

AGENT; THE LENDER GROUP.
15.1.

Appointment and Authorization

of Agent
.

Each Lender hereby

designates
and appoints Wells

Fargo as its

agent under this

Agreement and the

other Loan Documents

and
each Lender hereby irrevocably authorizes (and by entering into a Bank Product Agreement,

each
Bank Product Provider shall

be deemed to designate, appoint,

and authorize) Agent to execute

and
deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions

of this Agreement

and each other

Loan Document and

to exercise such

powers
and perform such duties

as are expressly delegated to

Agent by the terms

of this Agreement or any

other Loan

Document, together

with such

powers as

are reasonably

incidental thereto.

Agent
agrees to act

as agent for

and on behalf

of the Lenders

(and the Bank

Product Providers) on

the
conditions contained in this Section 15.

Any provision to the contrary contained

elsewhere in this
Agreement or in

any other Loan

Document notwithstanding, Agent

shall not have

any duties or
responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall
Agent have or

be deemed

to have any

fiduciary relationship

with any Lender

(or Bank Product
Provider), and no

implied covenants,

functions, responsibilities,

duties, obligations or

liabilities
shall be read into

this Agreement or any

other Loan Document or

otherwise exist against Agent.

Without limiting the generality of

the foregoing, the use of the term "agent"

in this Agreement or
the other

Loan Documents

with reference to

Agent is

not intended

to connote

any fiduciary or
other implied

(or express)

obligations arising

under agency

doctrine of

any applicable

law.

Instead, such term is used merely as

a matter of market custom, and is intended

to create or reflect
only a representative relationship

between independent contracting parties.

Each Lender hereby
further authorizes (and by entering

into a Bank Product

Agreement, each Bank Product

Provider
shall be deemed to authorize) Agent

to act as the secured party

under each of the Loan Documents
that create

a Lien

on any

item of

Collateral.

Except as

expressly otherwise

provided in

this
Agreement, Agent shall

have and may

use its sole

discretion with respect

to exercising or

refraining
from exercising any discretionary rights

or taking or refraining from taking

any actions that Agent
expressly is

entitled to

take or

assert under

or pursuant

to this

Agreement and

the other

Loan
Documents.

Without limiting the generality

of the foregoing, or

of any other

provision of the

Loan
Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise

the following

powers as

long as

this Agreement

remains in

effect:

(a) maintain,

in
accordance with its customary

business practices, ledgers

and records reflecting the

status of the
Obligations, the Collateral, payments and proceeds

of Collateral, and related matters, (b)

execute
or file any and all financing or

similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the
Loan Documents, or

to take any

other action with

respect to any

Collateral or Loan

Documents
which may be necessary to

perfect, and maintain perfected, the

security interests and Liens

upon
Collateral pursuant to the

Loan Documents, (c) make

Revolving Loans, for itself

or on behalf of
Lenders, as

provided in

the Loan

Documents, (d)

exclusively receive,

apply, and

distribute
payments and proceeds

of the Collateral

as provided in

the Loan Documents,

(e) open and

maintain
such bank accounts

and cash management

arrangements as Agent

deems necessary and

appropriate
in accordance

with the

Loan Documents

for the

foregoing purposes,

(f) perform,

exercise, and
enforce any and all other rights and remedies of the Lender Group with respect to any Loan Party or its Subsidiaries, the Obligations, the Collateral, or otherwise related to any of same as provided
in the Loan Documents, and

(g) incur and pay such

Lender Group Expenses as Agent

may deem
necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.
15.2.

Delegation of Duties
.

Agent may execute

any of its

duties under this
Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

Agent shall
not be responsible for the negligence or

misconduct of any agent or attorney in fact

that it selects
as long as such selection was made without gross negligence or willful misconduct.
15.3.

Liability of Agent
.

None of the Agent-Related

Persons shall (a) be

liable for
any action taken or

omitted to be taken

by any of them

under or in connection

with this Agreement

or any other

Loan Document or

the transactions contemplated

hereby (except

for its own

gross
negligence or willful misconduct),

or (b) be responsible

in any manner to

any of the Lenders

(or
Bank Product Providers) for any recital, statement,

representation or warranty made by any Loan
Party or any

of its Subsidiaries

or Affiliates,

or any officer

or director thereof,

contained in this
Agreement or

in any

other Loan

Document, or

in any

certificate, report,

statement or

other
document referred to

or provided for

in, or received

by Agent under

or in connection

with, this
Agreement or any

other Loan Document,

or the validity, effectiveness, genuineness,

enforceability
or sufficiency of this Agreement

or any other Loan

Document, or for any

failure of any Loan

Party
or its Subsidiaries or any

other party to any Loan

Document to perform its obligations

hereunder
or thereunder.

No Agent-Related Person

shall be under

any obligation to

any Lenders (or

Bank
Product Providers) to

ascertain or to

inquire as

to the

observance or performance

of any of

the
agreements contained

in, or

conditions of,

this Agreement

or any

other Loan

Document, or

to
inspect the

books and

records or

properties of

any Loan

Party or

its Subsidiaries.

No Agent-
Related Person shall

have any liability

to any Lender,

and Loan Party

or any of

their respective
Affiliates if any request for

a Loan, Letter of

Credit or other extension of

credit was not authorized
by the applicable Borrower.

Agent shall not be

required to take any action

that, in its opinion

or
in the opinion of

its counsel, may expose

it to liability or

that is contrary to

any Loan Document
or applicable law or regulation.
15.4.

Reliance by Agent
.

Agent shall be entitled to rely, and shall be fully

protected
in relying,

upon any

writing, resolution,

notice, consent,

certificate, affidavit,

letter, telegram,
telefacsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed,
sent, or made

by the proper

Person or Persons,

and upon advice

and statements of

legal counsel
(including counsel

to Borrowers

or counsel

to any

Lender), independent

accountants and

other
experts selected by Agent.

Agent shall be fully

justified in failing

or refusing to take

any action
under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it

deems appropriate and until such instructions are

received, Agent
shall act,

or refrain

from acting,

as it

deems advisable.

If Agent

so requests,

it shall

first be
indemnified to

its reasonable

satisfaction by

the Lenders

(and, if it

so elects,

the Bank

Product
Providers) against any and all liability and expense that may be incurred by it by reason of taking or continuing to

take any such

action.

Agent shall in

all cases be fully

protected in acting,

or in
refraining from acting,

under this Agreement

or any other

Loan Document in

accordance with a
request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders (and Bank Product Providers).
15.5.

Notice of

Default or

Event of

Default
.

Agent shall

not be

deemed to have
knowledge or notice of the

occurrence of any Default or

Event of Default, except

with respect to
defaults in the payment of

principal, interest, fees, and

expenses required to be

paid to Agent for
the account of the

Lenders and, except with

respect to Events of

Default of which Agent

has actual
knowledge, unless Agent shall have received written notice from a Lender or Borrowers referring to this Agreement,

describing such Default

or Event of

Default, and stating

that such notice

is a
"notice of default."

Agent promptly will notify the Lenders of its receipt of any such notice or of
any Event

of Default

of which

Agent has

actual knowledge.

If any

Lender obtains

actual
knowledge of any

Event of Default,

such Lender promptly

shall notify the

other Lenders and

Agent
of such Event

of Default.

Each Lender shall

be solely responsible

for giving any

notices to

its
Participants, if

any.

Subject to

Section 15.4,

Agent shall

take such action

with respect to

such

Default or

Event of

Default as

may be

requested by

the Required

Lenders in

accordance with
Section 9; provided,

that unless and

until Agent has

received any such

request, Agent may

(but
shall not be obligated to) take such action, or refrain from taking such action, with respect to such
Default or Event of Default as it shall deem advisable.
15.6.

Credit Decision
.

Each Lender (and

Bank Product Provider) acknowledges

that
none of the Agent-Related Persons

has made any representation or

warranty to it, and that

no act
by Agent hereinafter taken, including any review of the affairs of any Loan Party and its
Subsidiaries or

Affiliates, shall

be deemed

to constitute

any representation

or warranty

by any
Agent-Related Person to any Lender (or Bank

Product Provider).

Each Lender represents (and by
entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) to Agent that

it has, independently and

without reliance upon any

Agent-Related Person
and based on such due diligence,

documents and information as it

has deemed appropriate, made
its own appraisal of and

investigation into the business, prospects,

operations, property, financial
and other condition

and creditworthiness of

each Borrower or

any other Person

party to a

Loan
Document, and

all applicable

bank regulatory

laws relating

to the

transactions contemplated
hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers.

Each Lender also represents (and by entering into a Bank Product Agreement, each Bank Product
Provider shall be

deemed to represent)

that it will,

independently and without

reliance upon any
Agent-Related Person and based on such documents and information as it shall deem appropriate
at the

time, continue

to make

its own

credit analysis,

appraisals and

decisions in

taking or

not
taking action

under this

Agreement and

the other

Loan Documents,

and to

make such
investigations as

it deems

necessary to

inform itself

as to

the business,

prospects, operations,
property, financial and other condition and creditworthiness of each

Borrower or any other Person
party to

a Loan

Document.

Except for

notices, reports,

and other

documents expressly

herein
required to be furnished to the Lenders

by Agent, Agent shall not have

any duty or responsibility
to provide any Lender (or

Bank Product Provider) with any

credit or other information concerning
the business, prospects, operations, property,

financial and other condition

or creditworthiness of
any Borrower or any other

Person party to a Loan

Document that may come into the

possession of
any of

the Agent-Related

Persons.

Each Lender

acknowledges (and

by entering

into a

Bank
Product Agreement, each

Bank Product Provider

shall be deemed

to acknowledge) that

Agent does
not have any duty or

responsibility, either

initially or on a

continuing basis (except to

the extent,
if any, that is

expressly specified herein) to provide such Lender (or Bank Product Provider)

with
any credit or

other information with

respect to any

Borrower, its Affiliates or

any of their

respective
business, legal, financial or other

affairs, and irrespective of

whether such information came into
Agent's or

its Affiliates'

or representatives'

possession before

or after

the date

on which

such
Lender became

a party

to this

Agreement (or such

Bank Product

Provider entered

into a

Bank
Product Agreement).
15.7.

Costs and

Expenses; Indemnification
.

Agent may

incur and

pay Lender
Group Expenses

to the

extent Agent

reasonably deems

necessary or

appropriate for

the
performance and fulfillment of its functions, powers, and obligations pursuant to the Loan
Documents, including

court costs,

attorneys' fees

and expenses,

fees and

expenses of

financial
accountants, advisors, consultants, and

appraisers, costs of collection

by outside collection
agencies, auctioneer fees and

expenses, and costs of

security guards or insurance

premiums paid
to maintain the Collateral, whether or not Borrowers are obligated to reimburse Agent or Lenders for such expenses

pursuant to this

Agreement or otherwise.

Agent is authorized

and directed to

deduct and

retain sufficient

amounts from

payments or

proceeds of

the Collateral

received by
Agent to reimburse

Agent for such

out-of-pocket costs and

expenses prior to

the distribution of
any amounts to

Lenders (or Bank

Product Providers).

In the event

Agent is

not reimbursed for
such costs and expenses

by the Loan Parties

and their Subsidiaries, each

Lender hereby agrees that
it is and shall be obligated

to pay to Agent such Lender's

ratable share thereof.

Whether or not the
transactions contemplated hereby are consummated, each of the

Lenders, on a ratable basis, shall
indemnify and defend the Agent-Related Persons (to the extent not reimbursed by or on behalf of
Borrowers and without limiting the obligation

of Borrowers to do so)

from and against any and

all
Indemnified Liabilities;

provided, that

no Lender

shall be

liable for the

payment to

any Agent-
Related Person of any portion of

such Indemnified Liabilities resulting solely from

such Person's
gross negligence or

willful misconduct nor

shall any Lender

be liable for

the obligations of

any
Defaulting Lender

in failing

to make

a Revolving

Loan or other

extension of

credit hereunder.

Without limitation

of the

foregoing, each

Lender shall

reimburse Agent

upon demand

for such
Lender's ratable share

of any costs

or out of

pocket expenses

(including attorneys, accountants,
advisors, and consultants

fees and expenses)

incurred by Agent in

connection with the preparation,
execution, delivery,

administration, modification, amendment,

or enforcement (whether

through
negotiations, legal

proceedings or

otherwise) of,

or legal

advice in

respect of

rights or
responsibilities under, this Agreement or any other Loan Document to the extent that Agent is not reimbursed for such expenses by or on behalf

of Borrowers.

The undertaking in this Section shall
survive the payment of all Obligations hereunder and the resignation or replacement of Agent.
15.8.

Agent in Individual Capacity
.

Wells

Fargo and its Affiliates may make loans
to, issue letters

of credit for

the account of,

accept deposits from,

provide Bank Products

to, acquire
Equity Interests in,

and generally

engage in

any kind

of banking,

trust, financial

advisory,
underwriting, or other

business with any

Loan Party and

its Subsidiaries and

Affiliates and

any
other Person party to any Loan Document as though Wells

Fargo were not Agent hereunder, and,
in each case, without

notice to or consent

of the other members

of the Lender Group.

The other
members of the

Lender Group acknowledge

(and by entering

into a Bank

Product Agreement, each
Bank Product Provider

shall be deemed

to acknowledge) that,

pursuant to such

activities, Wells
Fargo or its Affiliates may

receive information regarding a

Loan Party or its

Affiliates or any other
Person party to any Loan Documents that is subject to confidentiality obligations in favor of such
Loan Party or such

other Person and that

prohibit the disclosure of

such information to the

Lenders
(or Bank Product Providers), and the Lenders

acknowledge (and by entering into

a Bank Product
Agreement, each

Bank Product

Provider shall

be deemed

to acknowledge)

that, in

such
circumstances (and in

the absence of

a waiver of

such confidentiality obligations,

which waiver
Agent will use

its reasonable best

efforts to

obtain), Agent shall

not be under

any obligation to
provide such information to them.

The terms "Lender" and "Lenders"

include Wells

Fargo in its
individual capacity.
15.9.

Successor Agent
.

Agent may

resign as

Agent upon

30 days

(ten days

if an
Event of Default has occurred

and is continuing) prior

written notice to the

Lenders (unless such
notice is

waived by

the Required

Lenders) and

Borrowers (unless

such notice

is waived

by
Borrowers or a Default

or Event of Default has

occurred and is continuing) and

without any notice
to the Bank Product

Providers.

If Agent resigns under

this Agreement, the Required Lenders

shall
be entitled, with

(so long as

no Event of

Default has occurred

and is continuing)

the consent of
Borrowers (such

consent not

to be

unreasonably withheld,

delayed, or

conditioned), appoint

a
successor Agent for

the Lenders

(and the Bank

Product Providers).

If, at the

time that Agent's

resignation is effective,

it is acting

as Issuing Bank

or the Swing

Lender, such

resignation shall
also operate to effectuate

its resignation as Issuing

Bank or the Swing Lender,

as applicable, and
it shall automatically

be relieved of

any further obligation

to issue Letters

of Credit, or

to make
Swing Loans.

If no successor Agent is

appointed prior to the

effective date of the

resignation of
Agent, Agent may appoint,

after consulting with the

Lenders and Borrowers, a

successor Agent.

If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among

the Lenders with (so

long as no Event

of Default has occurred

and
is continuing) the consent

of Borrowers (such consent

not to be unreasonably

withheld, delayed,
or conditioned).

In any such

event, upon the

acceptance of its

appointment as successor

Agent
hereunder, such successor

Agent shall succeed to all

the rights, powers, and duties

of the retiring
Agent and the

term "Agent" shall

mean such successor

Agent and the

retiring Agent's appointment,
powers, and duties as Agent shall be terminated.

After any retiring Agent's resignation hereunder
as Agent,

the provisions

of this

Section 15

shall inure

to its

benefit as

to any

actions taken

or
omitted to

be taken by

it while

it was Agent

under this

Agreement.

If no successor

Agent has
accepted appointment as Agent by the date which

is 30 days following a retiring Agent's notice of
resignation, the retiring Agent's resignation shall

nevertheless thereupon become effective and the
Lenders shall perform all of

the duties of Agent hereunder

until such time, if

any, as the

Lenders
appoint a successor Agent as provided for above.
15.10.

Lender in Individual Capacity
.

Any Lender and its respective

Affiliates may
make loans

to, issue

letters of

credit for

the account

of, accept

deposits from,

provide Bank
Products to, acquire

Equity Interests in

and generally engage

in any kind

of banking, trust,

financial
advisory, underwriting,

or other business with

any Loan Party and

its Subsidiaries and Affiliates
and any

other Person

party to

any Loan

Documents as

though such

Lender were

not a

Lender
hereunder without notice

to or consent

of the other

members of the

Lender Group (or

the Bank
Product Providers).

The other members of the

Lender Group acknowledge (and by

entering into
a Bank Product

Agreement, each Bank

Product Provider shall

be deemed to

acknowledge) that,
pursuant to

such activities,

such Lender

and its

respective Affiliates

may receive

information
regarding a Loan Party

or its Affiliates

or any other Person

party to any Loan

Documents that is
subject to confidentiality

obligations in favor

of such

Loan Party or

such other

Person and

that
prohibit the disclosure of such information

to the Lenders, and the Lenders

acknowledge (and by
entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such

circumstances (and in the

absence of a waiver

of such confidentiality
obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender
shall not be under any obligation to provide such information to them.
15.11.

Collateral Matters .
(a)

The Lenders

hereby irrevocably

authorize (and

by entering

into a

Bank
Product Agreement, each

Bank Product Provider

shall be deemed

to authorize) Agent

to release
any Lien

on any

Collateral (i)

upon the

termination of

the Commitments

and payment

and
satisfaction in

full by

the Loan

Parties and

their Subsidiaries

of all

of the

Obligations, (ii)
constituting property being sold

or disposed of

if a release

is required or

desirable in connection
therewith and if Borrowers certify to Agent that the sale or disposition is permitted under Section
6.4 (and

Agent may

rely conclusively

on any

such certificate,

without further

inquiry), (iii)
constituting property in which

no Loan Party or

any of its Subsidiaries

owned any interest at

the

time Agent's

Lien was

granted nor

at any

time thereafter,

(iv) constituting

property leased

or
licensed to a

Loan Party or

its Subsidiaries under

a lease or

license that has expired

or is terminated
in a transaction permitted under this Agreement, or (v)

in connection with a credit bid or purchase
authorized under

this Section

15.11.

The Loan

Parties and

the Lenders

hereby irrevocably
authorize (and by entering

into a Bank Product

Agreement, each Bank Product

Provider shall be
deemed to authorize) Agent, based upon the instruction of the Required Lenders, to (a) consent to the sale of, credit bid, or purchase (either directly or indirectly through one or more entities) all or
any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy
Code, or similar Insolvency Laws

in any other relevant

jurisdiction, including Section 363 of

the
Bankruptcy Code or in connection with any other Insolvency Proceeding in any other jurisdiction to which a

Loan Party is

subject, (b) credit

bid or purchase

(either directly or

indirectly through
one or more

entities) all or

any portion of

the Collateral at

any sale or

other disposition

thereof
conducted under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the
Code, the PPSA, including pursuant to Sections

9-610 or 9-620 of the Code, the

PPSA or similar
Insolvency Laws in

any other relevant

jurisdiction or any

similar provision

of the PPSA,

or (c)
credit bid or purchase (either directly or indirectly through one or more entities) all or any portion
of the Collateral at

any other sale or

foreclosure conducted or consented

to by Agent in

accordance
with applicable law in

any judicial action or

proceeding or by

the exercise of any

legal or equitable
remedy.

In connection

with any

such credit

bid or

purchase, (i)

the Obligations

owed to

the
Lenders and the Bank

Product Providers shall be entitled

to be, and shall

be, credit bid on a

ratable
basis (with Obligations with respect to contingent or unliquidated claims being estimated for such
purpose if the fixing or

liquidation thereof would not impair

or unduly delay the ability

of Agent
to credit bid or purchase at such

sale or other disposition of the

Collateral and, if such contingent
or unliquidated

claims cannot

be estimated

without impairing

or unduly delaying

the ability

of
Agent to

credit bid

at such sale

or other disposition,

then such

claims shall

be disregarded, not
credit bid, and not entitled to

any interest in the Collateral that is

the subject of such credit bid

or
purchase) and the Lenders and the Bank Product Providers whose Obligations are credit bid shall
be entitled to receive interests (ratably based upon

the proportion of their Obligations credit bid in
relation to the aggregate

amount of Obligations so

credit bid) in the

Collateral that is the

subject
of such

credit bid

or purchase

(or in

the Equity

Interests of

the any

entities that

are used

to
consummate such

credit bid

or purchase),

and (ii)

Agent, based

upon the

instruction of

the
Required Lenders, may accept non-cash consideration, including debt and equity securities issued
by any entities used to

consummate such credit bid or

purchase and in connection therewith

Agent
may reduce the

Obligations owed to

the Lenders and

the Bank Product

Providers (ratably based
upon the proportion of their Obligations credit bid in relation to the aggregate amount of
Obligations so

credit bid)

based upon

the value

of such

non-cash consideration;

provided, that
Bank Product Obligations not entitled to the application set forth in Section 2.4(b)(iii)(J) shall not be entitled to be, and shall

not be, credit bid, or used in

the calculation of the ratable interest

of the
Lenders and Bank Product Providers in the

Obligations which are credit bid.

Except as provided
above, Agent will not execute

and deliver a release of any

Lien on any Collateral without the

prior
written authorization of

(y) if the

release is of

all or substantially

all of the

Collateral, all of

the
Lenders (without requiring the authorization of the Bank Product Providers), or (z) otherwise, the
Required Lenders

(without requiring

the authorization

of the

Bank Product

Providers).

Upon
request by Agent or

Borrowers at any time,

the Lenders will (and

if so requested, the

Bank Product
Providers will) confirm in writing

Agent's authority to release any

such Liens on particular types
or items of

Collateral pursuant to

this Section 15.11

;

provided, that (1)

anything to the

contrary

contained in any of the

Loan Documents notwithstanding, Agent shall

not be required to execute
any document

or take

any action

necessary to

evidence such

release on

terms that,

in Agent's
opinion, could expose Agent

to liability or create

any obligation or entail

any consequence other
than the release

of such Lien

without recourse, representation,

or warranty,

and (2) such

release
shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly released) upon (or obligations of Borrowers

in respect of) any and all

interests retained
by any Borrower, including, the proceeds of any sale, all

of which shall continue to constitute part
of the Collateral.

Each Lender further hereby irrevocably authorizes (and by entering into a Bank
Product Agreement, each Bank

Product Provider shall be deemed

to irrevocably authorize) Agent,
at its option and

in its sole discretion,

to subordinate (by contract

or otherwise) any Lien

granted
to or held by Agent on any property under any Loan Document (a) to the holder of any Permitted
Lien on

such property

if such

Permitted Lien

secures purchase

money Indebtedness

(including
Capitalized Lease

Obligations) which

constitute Permitted

Indebtedness and

(b) to

the extent
Agent has

the authority

under this

Section 15.11

to release

its Lien

on such

property.

Notwithstanding the provisions

of this Section

15.11,

the Agent shall

be authorized, without

the
consent of any

Lender and without the

requirement that an

asset sale consisting

of the sale, transfer
or other disposition having

occurred, to release any

security interest in any

building, structure or
improvement located in

an area determined

by the

Federal Emergency

Management Agency

to
have special flood hazards.
(b)

Agent shall

have no

obligation whatsoever

to any

of the

Lenders (or

the
Bank Product Providers)

(i) to verify

or assure that

the Collateral exists

or is owned

by a Loan
Party or any of its

Subsidiaries or is cared for,

protected, or insured or has

been encumbered, (ii)
to verify

or assure

that Agent's

Liens have

been properly

or sufficiently

or lawfully

created,
perfected, protected, or enforced

or are entitled

to any particular priority,

(iii) to verify

or assure
that any particular items of

Collateral meet the eligibility

criteria applicable in respect thereof,

(iv)
to impose, maintain, increase, reduce, implement, or

eliminate any particular reserve hereunder or
to determine whether the amount of any reserve is appropriate or not, or (v) to exercise at all or in
any particular manner or

under any duty of care,

disclosure or fidelity,

or to continue exercising,
any of the rights, authorities and

powers granted or available to Agent pursuant to

any of the Loan
Documents, it being understood and agreed that in

respect of the Collateral, or any act,

omission,
or event related

thereto, subject to

the terms and

conditions contained herein,

Agent may act

in
any manner

it may

deem appropriate,

in its

sole discretion

given Agent's

own interest

in the
Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to

any Lender

(or Bank

Product Provider)

as to

any of

the foregoing,

except as
otherwise expressly provided herein.
15.12.

Restrictions on Actions by Lenders; Sharing of Payments .
(a)

Each of

the Lenders

agrees that

it shall

not, without

the express

written
consent of Agent,

and that it

shall, to the

extent it is

lawfully entitled to

do so, upon

the written
request of Agent, set off against the Obligations, any amounts owing by such Lender to any Loan
Party or

its Subsidiaries

or any

deposit accounts

of any

Loan Party

or its

Subsidiaries now

or
hereafter maintained with such Lender.

Each of the Lenders further agrees that it shall

not, unless
specifically requested to do

so in writing by

Agent, take or cause to

be taken any action,

including,
the commencement of any legal

or equitable proceedings to

enforce any Loan Document against

any Borrower

or any

Guarantor or

to foreclose

any Lien

on, or

otherwise enforce

any security
interest in, any of the Collateral.
(b)

If, at any

time or times any

Lender shall receive

(i) by payment,

foreclosure,
setoff, or otherwise,

any proceeds of Collateral

or any payments

with respect to the

Obligations,
except for any

such proceeds or

payments received by

such Lender from

Agent pursuant to

the
terms of this Agreement,

or (ii) payments from

Agent in excess of

such Lender's Pro Rata

Share
of all such distributions by Agent, such Lender promptly shall (A) turn the same over to Agent, in
kind, and

with such

endorsements as

may be

required to

negotiate the

same to

Agent, or

in
immediately available funds,

as applicable, for

the account of

all of the

Lenders and for

application
to the Obligations

in accordance with

the applicable provisions

of this Agreement, or

(B) purchase,
without recourse or

warranty, an

undivided interest and

participation in the

Obligations owed to
the other

Lenders so

that such

excess payment

received shall

be applied

ratably as

among the
Lenders in accordance

with their

Pro Rata Shares;

provided, that

to the extent

that such

excess
payment received

by the

purchasing party

is thereafter

recovered from

it, those

purchases of
participations shall be

rescinded in whole

or in part,

as applicable, and

the applicable portion

of
the purchase price

paid therefor

shall be returned

to such purchasing

party, but

without interest
except to the

extent that such

purchasing party is

required to pay

interest in connection

with the
recovery of the excess payment.
15.13.

Agency for Perfection
.

Agent hereby appoints

each other Lender

(and each
Bank Product Provider) as its agent (and

each Lender hereby accepts (and by entering into

a Bank
Product Agreement, each Bank

Product Provider shall be

deemed to accept) such

appointment) for
the purpose of perfecting Agent's Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of

the Code or

the STA,

as applicable, can

be perfected by

possession or control.

Should any Lender

obtain possession or

control of any

such Collateral, such

Lender shall notify
Agent thereof, and, promptly upon

Agent's request therefor shall

deliver possession or control

of
such Collateral to Agent or in accordance with Agent's instructions.
15.14.

Payments by Agent to the

Lenders
.

All payments to be made

by Agent to the
Lenders (or Bank Product

Providers) shall be made

by bank wire transfer

of immediately available
funds pursuant to such wire transfer instructions

as each party may designate for itself

by written
notice to Agent.

Concurrently with each

such payment, Agent

shall identify whether

such payment
(or any portion thereof) represents principal, premium, fees, or interest of the Obligations.
15.15.

Concerning the Collateral and Related Loan Documents
.

Each member of
the Lender Group

authorizes and directs

Agent to enter

into this Agreement

and the other

Loan
Documents.

Each member

of the

Lender Group

agrees (and

by entering

into a

Bank Product
Agreement, each Bank Product Provider shall be deemed to

agree) that any action taken by Agent
in accordance

with the

terms of

this Agreement

or the

other Loan

Documents relating

to the
Collateral and the exercise

by Agent of

its powers set

forth therein or

herein, together with

such
other powers that are reasonably

incidental thereto, shall be binding

upon all of the Lenders

(and
such Bank Product Provider).

15.16.

Field Examination Reports;

Confidentiality; Disclaimers

by Lenders;
Other Reports and Information
.

By becoming a party to this Agreement, each Lender:
(a)

is deemed to have requested that

Agent furnish such Lender, promptly after
it becomes

available, a

copy of

each field

examination report

respecting any

Loan Party

or its
Subsidiaries (each, a "Report") prepared by or at the

request of Agent, and Agent shall so furnish
each Lender with such Reports,
(b)

expressly agrees and acknowledges that Agent does not (i) make any representation or warranty

as to

the accuracy of

any Report,

and (ii)

shall not

be liable

for any
information contained in any Report,
(c)

expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations,

that Agent or

other party performing

any field examination

will inspect
only specific information

regarding the Loan

Parties and their

Subsidiaries and will

rely
significantly upon

Borrowers' and

their Subsidiaries'

books and

records, as

well as

on
representations of Borrowers' personnel,
(d)

agrees to keep all Reports and other material, non-public

information
regarding the

Loan Parties

and their

Subsidiaries and

their operations,

assets, and

existing and
contemplated business plans in a confidential manner in accordance with Section 17.9, and
(e)

without limiting the generality of any other indemnification provision
contained in this Agreement,

agrees:

(i) to hold Agent

and any other Lender

preparing a Report
harmless from any action the indemnifying

Lender may take or fail to

take or any conclusion the
indemnifying Lender may

reach or draw

from any Report

in connection with

any loans or

other
credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender's participation in, or the

indemnifying Lender's purchase of, a loan

or loans
of Borrowers, and

(ii) to pay

and protect, and

indemnify, defend

and hold

Agent, and any

such
other Lender

preparing a

Report harmless

from and

against, the

claims, actions,

proceedings,
damages, costs,

expenses, and

other amounts

(including, attorneys'

fees and

costs) incurred

by
Agent and any

such other Lender

preparing a Report

as the direct

or indirect result

of any third
parties who might obtain all or part of any Report through the indemnifying Lender.
In addition to the

foregoing, (x) any Lender

may from time to time

request of Agent in

writing that
Agent provide to such Lender a copy of

any report or document provided by any Loan Party

or its
Subsidiaries to Agent that has

not been contemporaneously provided by

such Loan Party or such
Subsidiary to such Lender, and, upon

receipt of such request, Agent

promptly shall provide a copy
of same to

such Lender, (y)

to the extent

that Agent is

entitled, under any

provision of the

Loan
Documents, to request additional

reports or information from

any Loan Party or

its Subsidiaries,
any Lender may,

from time to

time, reasonably request Agent

to exercise such

right as specified
in such

Lender's notice

to Agent,

whereupon Agent

promptly shall

request of

Borrowers the
additional reports or

information reasonably specified

by such Lender,

and, upon receipt

thereof
from such Loan

Party or such

Subsidiary, Agent

promptly shall provide

a copy of

same to such
Lender, and (z) any time

that Agent renders to

Borrowers a statement regarding

the Loan Account,
Agent shall send a copy of such statement to each Lender.

15.17.

Several Obligations; No

Liability
.

Notwithstanding that certain of

the Loan
Documents now or hereafter may have been

or will be executed only by or

in favor of Agent in its
capacity as such, and

not by or in

favor of the Lenders,

any and all obligations on

the part of Agent
(if any) to make any credit available hereunder shall constitute the several (and not joint)
obligations of

the respective

Lenders on

a ratable

basis, according

to their

respective
Commitments, to make

an amount of

such credit not

to exceed, in

principal amount, at

any one
time outstanding, the

amount of their

respective Commitments.

Nothing contained herein

shall
confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender.

Each Lender shall be solely
responsible for

notifying its

Participants of

any matters

relating to

the Loan

Documents to

the
extent any such notice may be required, and

no Lender shall have any obligation, duty, or liability
to any Participant

of any

other Lender.

Except as

provided in

Section 15.7,

no member

of the
Lender Group shall have any liability for

the acts of any other member

of the Lender Group.

No
Lender shall

be responsible

to any

Borrower or

any other

Person for

any failure

by any

other
Lender (or Bank Product Provider)

to fulfill its obligations

to make credit available hereunder, nor
to advance for

such Lender (or

Bank Product Provider)

or on its behalf,

nor to take

any other action
on behalf of

such Lender (or

Bank Product Provider)

hereunder or in

connection with the

financing
contemplated herein.
15.18.

Lead Arranger,

and Book

Runner
.

Each of

the Lead

Arranger and

Book
Runner, in such capacities,

shall not have any right, power,

obligation, liability,

responsibility, or
duty under this Agreement

other than those applicable

to it in its

capacity as a Lender,

as Agent,
as Swing Lender, or as Issuing Bank.

Without limiting the generality of the foregoing,

each of the
J Lead Arranger

and Book Runner,

in such capacities,

shall not have

or be deemed

to have any
fiduciary relationship with

any Lender or

any Loan Party.

Each Lender,

Agent, Swing Lender,
Issuing Bank, and

each Loan Party

acknowledges that it

has not relied,

and will not

rely, on

the
Lead Arranger and Book

Runner in deciding to

enter into this Agreement

or in taking or

not taking
action hereunder.

Each of the

Lead Arranger and

Book Runner, in such

capacities, shall be

entitled
to resign at any time by giving notice to Agent and Borrowers.
15.19.

Appointment for the Province of Quebec .
(a)

Hypothecary Representative
.

For greater certainty,

and without limiting
the powers of Agent, each Lender and each Bank Product Provider hereby irrevocably constitutes
Agent as the hypothecary representative

within the meaning of

Article 2692 of the CCQ

in order
to hold hypothecs and security granted by any Loan

Party on property pursuant to the laws of the
Province of Québec in

order to secure obligations

of any Loan Party

hereunder and under the

other
Loan Documents.

The execution

by Agent,

acting as

hypothecary representative

prior to

this
Agreement of any deeds

of hypothec or other

security documents is hereby

ratified and confirmed.
(b)

Ratification of Hypothecary

Representative by

Successors and
Assignees, Etc.

The constitution of Agent as hypothecary representative shall be deemed to have been ratified and

confirmed by each

Person accepting an

assignment of, a

participation in or

an
arrangement in respect of,

all or any portion

of the rights and

obligations of any Lender

or Bank
Product Provider

under this

Agreement by the

execution of

an assignment

(or other

agreement
pursuant to which

it becomes such

assignee or participant)

and by each

successor Agent by

the

compliance with

such formalities

pursuant to

which it

becomes a

successor Agent

under this
Agreement.
(c)

Rights, Etc. of

Hypothecary Representative.

Agent acting as
hypothecary representative

shall have

the same

rights, powers,

immunities, indemnities

and
exclusions from liability as are prescribed in favor of Agent in this Agreement, which shall apply
mutatis mutandis to Agent acting as hypothecary

representative.

In the event of the resignation

of
Agent (which shall

include its

resignation as the

hypothecary representative as

contemplated in
Section
15.19(a)

and appointment

of a

successor Agent

under this

Agreement, such

successor
Agent shall also act as the hypothecary representative, as contemplated by Section 15.19.1.
16.

WITHHOLDING TAXES.
16.1.

Payments
.

All payments made by any Loan

Party under any Loan Document
will be made

free and clear

of, and without

deduction or withholding

for, any

Taxes, except

as
otherwise required by applicable

law, and

in the event

any deduction or

withholding of Taxes

is
required, the applicable Loan Party shall

make the requisite withholding, promptly pay

over to the
applicable Governmental Authority the withheld

tax, and furnish to Agent as

promptly as possible
after the date

the payment of

any such Tax

is due pursuant

to applicable law,

certified copies of
tax receipts evidencing

such payment by

the Loan

Parties.

Furthermore, if any

such Tax

is an
Indemnified Taxes

or an Indemnified

Tax is

so levied or imposed,

the Loan Parties agree

to pay
the full amount

of such Indemnified

Taxes and

such additional amounts

as may be

necessary so
that every

payment of

all amounts

due under

this Agreement,

any note,

or Loan

Document,
including any amount paid

pursuant to this Section

16.1 after withholding or

deduction for or on
account of any Indemnified

Taxes, will not be less than the

amount provided for herein.

The Loan
Parties will promptly pay any Other Taxes or reimburse Agent for such Other

Taxes upon Agent's
demand.

The Loan

Parties shall

jointly and

severally indemnify

each Indemnified

Person (as
defined in

Section 10.3)

(collectively a

"Tax Indemnitee")

for the

full amount

of Indemnified
Taxes arising

in connection with

this Agreement or

any other Loan

Document or breach

thereof
by any Loan

Party (including any

Indemnified Taxes

imposed or asserted

on, or attributable

to,
amounts payable

under this

Section 16)

imposed on,

or paid

by, such

Tax

Indemnitee and

all
reasonable costs and expenses related

thereto (including fees and disbursements

of attorneys and
other tax professionals), as and when they

are incurred and irrespective of whether suit

is brought,
whether or

not such

Indemnified Taxes

were correctly

or legally

imposed or

asserted by

the
relevant Governmental

Authority (other

than Indemnified

Taxes and

additional amounts

that a
court of competent

jurisdiction finally determines

to have resulted

from the gross

negligence or
willful misconduct of

such Tax Indemnitee).

The obligations of

the Loan Parties

under this Section
16 shall survive the termination of this Agreement, the resignation and replacement of the Agent,
and the repayment of the Obligations.
16.2.

Exemptions .
(a)

If a Lender

or Participant is

entitled to claim

an exemption or

reduction from
United States withholding

tax, such Lender

or Participant

agrees with and

in favor of

Agent, to
deliver to Agent (or, in the case of a Participant,

to the Lender granting the participation only)

and
the Administrative Borrower on behalf of

all Borrowers one of the following

before receiving its
first payment under this Agreement:

(i)

if such Lender or Participant is entitled to claim an exemption from
United States withholding tax

pursuant to the

portfolio interest exception,

(A) a statement of

the
Lender or Participant, signed under penalty of

perjury, that

it is not a (I) a

"bank" as described in
Section 881(c)(3)(A) of the IRC,

(II) a 10% shareholder of

any Borrower (within the meaning

of
Section 871(h)(3)(B) of

the IRC), or

(III) a

controlled foreign corporation

related to Borrowers
within the meaning of

Section 864(d)(4) of

the IRC, and

(B) a properly completed

and executed
IRS Form W-8BEN, Form W-8BEN-E or

Form W-8IMY (with proper attachments

as applicable);
(ii)

if such Lender or Participant is

entitled to claim an exemption from,
or a

reduction of,

withholding tax

under a

United States

tax treaty,

a properly

completed and
executed copy of IRS Form W-8BEN or Form W-8BEN-E,

as applicable;
(iii)

if such

Lender or Participant

is entitled

to claim

that interest

paid
under this

Agreement is

exempt from

United States

withholding tax

because it

is effectively
connected with

a United

States trade

or business

of such

Lender, a

properly completed

and
executed copy of IRS Form W-8ECI;
(iv)

if such

Lender or Participant

is entitled

to claim

that interest

paid
under this

Agreement is

exempt from

United States

withholding tax

because such

Lender or
Participant serves as

an intermediary,

a properly completed

and executed copy

of IRS Form

W-
8IMY (including a withholding statement and copies of the tax certification documentation for its beneficial owner(s) of the income

paid to the intermediary, if required based on

its status provided
on the Form W-8IMY); or
(v)

a properly completed and

executed copy of any

other form or forms,
including IRS Form W-9,

as may be required under the IRC

or other laws of the United States

as
a condition to exemption from, or reduction of, United

States withholding or backup withholding
tax.
(b)

Each Lender or

Participant shall

provide new forms

(or successor forms)
upon the

expiration or

obsolescence of

any previously

delivered forms

and to

promptly notify
Agent and Administrative

Borrower (or,

in the case

of a Participant,

to the Lender

granting the
participation only)

of any

change in

circumstances which

would modify

or render

invalid any
claimed exemption or reduction.
(c)

If a Lender

or Participant

claims an exemption

from withholding tax

in a
jurisdiction other than the United States, such Lender or such Participant agrees with and in favor of Agent and

Borrowers, to deliver

to Agent

and Administrative

Borrower (or,

in the

case of a
Participant, to

the Lender

granting the

participation only)

any such

form or

forms, as

may be
required under the

laws of

such jurisdiction

as a condition

to exemption

from, or

reduction of,
foreign withholding

or backup

withholding tax

before receiving

its first

payment under

this
Agreement, but only if such Lender

or such Participant is legally

able to deliver such forms, or

the
providing of or delivery

of such forms in

the Lender's reasonable judgment

would not subject such
Lender to any material

unreimbursed cost or expense

or materially prejudice the legal

or
commercial position

of such

Lender (or

its Affiliates);

provided, further,

that nothing

in this
Section 16.2(c) shall

require a Lender or

Participant to disclose

any information that

it deems to
be confidential (including

its tax

returns).

Each Lender and

each Participant shall

provide new

forms (or successor forms) upon the expiration or

obsolescence of any previously delivered forms
and promptly notify

Agent and Administrative

Borrower (or,

in the case

of a Participant,

to the
Lender granting the

participation only) of

any change in

circumstances which would

modify or
render invalid any claimed exemption or reduction.
(d)

If a

Lender or

Participant claims

exemption from,

or reduction

of,
withholding tax and

such Lender or

Participant sells, assigns,

grants a participation

in, or otherwise
transfers all or part of the Obligations of Borrowers to such Lender or Participant, such Lender or
Participant agrees

to notify

Agent and

Administrative Borrower

(or, in

the case

of a

sale of

a
participation interest, to

the Lender granting

the participation only)

of the percentage

amount in
which it

is no

longer the

beneficial owner

of Obligations

of Borrowers

to such

Lender or
Participant.

To the

extent of such

percentage amount, Agent

and Administrative Borrower

will
treat such Lender's

or such

Participant's documentation

provided pursuant

to Section

16.2(a) or
16.2(c) as no longer valid.

With respect to such percentage amount, such Participant or

Assignee
may provide new documentation, pursuant to Section 16.2(a) or 16.2(c), if applicable.

Borrowers
agree that each

Participant shall

be entitled to

the benefits of

this Section

16 with respect

to its
participation in any portion

of the Commitments

and the Obligations

so long as

such Participant
complies with the obligations set forth in this Section 16 with respect thereto.
(e)

If a payment made to a

Lender under any Loan Document would

be subject
to U.S. federal withholding

tax imposed by FATCA

if such Lender were

to fail to comply with

the
applicable due

diligence and

reporting requirements

of FATCA

(including those

contained in
Section 1471(b) or 1472(b)

of the IRC, as

applicable), such Lender shall

deliver to Agent (or,

in
the case

of a

Participant, to

the Lender

granting the

participation only)

at the

time or

times
prescribed by law

and at such

time or times

reasonably requested by

Agent (or,

in the case

of a
Participant, the

Lender granting the

participation) such

documentation prescribed by

applicable
law (including as prescribed

by Section 1471(b)(3)(C)(i)

of the IRC)

and such additional
documentation reasonably requested by

Agent (or, in the case of

a Participant, the Lender

granting
the participation) as

may be necessary

for Agent or

Borrowers to comply

with their obligations
under FATCA

and to

determine that

such Lender

has complied

with such

Lender's obligations
under FATCA

or to determine the amount to deduct and withhold from such payment.

Solely for
purposes of this

clause (e), "FATCA"

shall include

any amendments made

to FATCA

after the
date of this Agreement.
16.3.

Reductions .
(a)

If a

Lender or

a Participant

is subject

to an

applicable withholding

tax,
Agent (or, in

the case of a

Participant, the Lender

granting the participation) may

withhold from
any payment to

such Lender or

such Participant

an amount equivalent

to the applicable
withholding tax.

If the forms

or other documentation

required by Section

16.2(a) or 16.2(c)

are
not delivered to

Agent (or, in

the case of

a Participant, to

the Lender granting

the participation),
then Agent (or, in the case of a Participant, to the

Lender granting the participation) may withhold
from any payment to

such Lender or such

Participant not providing

such forms or other
documentation an amount equivalent to the applicable withholding tax.
(b)

If the IRS

or any other

Governmental Authority of

the United States

or other
jurisdiction asserts a claim

that Agent (or,

in the case of

a Participant, to the

Lender granting the

participation) did not properly withhold

tax from amounts paid to

or for the account

of any Lender
or any

Participant due

to a

failure on

the part

of the

Lender or

any Participant

(because the
appropriate form was not

delivered, was not properly

executed, or because such

Lender failed to
notify Agent (or such

Participant failed to notify

the Lender granting the

participation) of a change
in circumstances which rendered the

exemption from, or reduction of,

withholding tax ineffective,
or for any other reason) such Lender

shall indemnify and hold Agent harmless (or, in the case of

a
Participant, such

Participant shall

indemnify and

hold the

Lender granting

the participation
harmless) for all amounts paid, directly or indirectly,

by Agent (or, in the

case of a Participant, to
the Lender granting

the participation),

as tax

or otherwise, including

penalties and interest,

and
including any taxes imposed by any jurisdiction

on the amounts payable to Agent (or,

in the case
of a Participant, to the Lender granting the

participation only) under this Section 16, together with
all costs and expenses (including

attorneys' fees and expenses).

The obligation of the Lenders

and
the Participants under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.
16.4.

Refunds
.

If Agent or a Lender determines, in its

sole discretion acting in good
faith, that it has

received a refund of any

Indemnified Taxes

to which the Loan Parties

have paid
additional amounts

pursuant to

this Section

16, so

long as

no Default

or Event

of Default

has
occurred and is continuing, it

shall pay over such refund

to the Administrative Borrower on

behalf
of the Loan Parties

(but only to

the extent of payments

made, or additional amounts

paid, by the
Loan Parties under this Section

16 with respect to Indemnified

Taxes giving rise to such a refund),
net of

all out-of-pocket

expenses of

Agent or

such Lender

and without

interest (other

than any
interest paid by the

applicable Governmental Authority with

respect to such a

refund); provided,
that the Loan Parties, upon

the request of Agent or

such Lender, agrees to

repay the amount paid
over to the Loan

Parties (plus any penalties,

interest or other charges,

imposed by the applicable
Governmental Authority, other than such penalties, interest

or other charges imposed as

a result of
the willful misconduct or gross negligence of Agent or

Lender hereunder as finally determined by
a court of

competent jurisdiction) to

Agent or such

Lender in the

event Agent or

such Lender is
required to repay such refund to such Governmental Authority.

Notwithstanding anything in this
Agreement to the contrary,

this Section 16 shall not

be construed to require Agent

or any Lender
to make available

its tax returns

(or any other

information which it

deems confidential) to

Loan
Parties or any other Person or require Agent or any Lender to pay any amount to an indemnifying party pursuant to Section 16.4, the payment of

which would place Agent or such Lender

(or their
Affiliates) in a

less favorable net

after-Tax

position than such

Person would have

been in if

the
Tax subject

to indemnification and giving rise to

such refund had not been deducted,

withheld or
otherwise imposed and the

indemnification payments or additional

amounts with respect to

such
Tax had never been paid.
17.

GENERAL PROVISIONS.
17.1.

Effectiveness
.

This Agreement shall

be binding and

deemed effective

when
executed by

each Borrower,

Agent, and

each Lender

whose signature

is provided

for on

the
signature pages hereof.
17.2.

Section Headings
.

Headings and

numbers have

been set

forth herein

for
convenience only.

Unless the contrary is compelled by the context,

everything contained in each
Section applies equally to this entire Agreement.

17.3.

Interpretation
.

Neither this

Agreement nor

any uncertainty

or ambiguity
herein shall be

construed against the

Lender Group or

any Borrower,

whether under any

rule of
construction or otherwise.

On the contrary,

this Agreement has been reviewed

by all parties and
shall be construed

and interpreted according

to the ordinary

meaning of the

words used so

as to
accomplish fairly the purposes and intentions of all parties hereto.
17.4.

Severability of Provisions
.

Each provision of

this Agreement shall

be
severable from every other

provision of this

Agreement for the

purpose of determining

the legal
enforceability of any specific provision.
17.5.

Bank Product Providers
.

Each Bank Product Provider in its capacity as such
shall be deemed

a third party

beneficiary hereof and

of the provisions

of the other

Loan Documents
for purposes of any reference in a

Loan Document to the parties for whom Agent

is acting.

Agent
hereby agrees to

act as agent

for such Bank

Product Providers

and, by virtue

of entering into

a
Bank Product Agreement, the applicable Bank Product Provider shall be automatically deemed to have appointed Agent as its agent and to have accepted the benefits of the Loan Documents.

It is
understood and agreed that the rights and benefits

of each Bank Product Provider under the Loan
Documents consist exclusively of

such Bank Product

Provider's being a beneficiary

of the Liens
and security interests

(and, if applicable,

guarantees) granted to

Agent and

the right to

share in
payments and collections

out of the

Collateral as more

fully set forth

herein. In addition,

each Bank
Product Provider,

by virtue

of entering

into a

Bank Product

Agreement, shall

be automatically
deemed to have agreed

that Agent shall

have the right, but

shall have no obligation,

to establish,
maintain, relax, or release reserves in respect of the Bank Product Obligations and that if reserves are established

there is

no obligation

on the

part of

Agent to

determine or

insure whether

the
amount of

any such

reserve is

appropriate or

not.

In connection with

any such

distribution of
payments or proceeds

of Collateral, Agent shall

be entitled to assume

no amounts are due

or owing
to any Bank Product

Provider unless such Bank

Product Provider has provided

a written
certification (setting forth

a reasonably detailed

calculation) to Agent

as to the

amounts that are
due and owing to it and

such written certification is received by

Agent a reasonable period of time
prior to the

making of such

distribution.

Agent shall have

no obligation to

calculate the amount
due and payable with respect to any Bank Products, but may rely upon the written certification of the amount

due and

payable from

the applicable

Bank Product

Provider.

In the absence

of an
updated certification,

Agent shall

be entitled

to assume that

the amount

due and payable

to the
applicable Bank

Product Provider

is the

amount last

certified to

Agent by

such Bank

Product
Provider as being due and payable ( less

any distributions made to such Bank Product Provider on
account thereof).

Borrowers may obtain

Bank Products from

any Bank Product Provider,

although
Borrowers are

not required

to do

so.

Each Borrower

acknowledges and

agrees that

no Bank
Product Provider

has committed

to provide

any Bank

Products and

that the

providing of

Bank
Products by any Bank

Product Provider is in the

sole and absolute discretion

of such Bank Product
Provider.

Notwithstanding anything to the contrary in

this Agreement or any other Loan
Document, no provider

or holder of

any Bank Product

shall have any

voting or approval

rights
hereunder (or be deemed a Lender)

solely by virtue of its

status as the provider or

holder of such
agreements or

products or

the Obligations

owing thereunder,

nor shall

the consent

of any

such
provider or holder be required

(other than in their capacities

as Lenders, to the extent

applicable)
for any matter

hereunder or under

any of the

other Loan Documents,

including as to

any matter
relating to the Collateral or the release of Collateral or Guarantors.

17.6.

Debtor-Creditor Relationship
.

The relationship

between the

Lenders and
Agent, on

the one

hand, and

the Loan

Parties, on

the other

hand, is

solely that

of creditor

and
debtor.

No member

of the

Lender Group

has (or

shall be

deemed to

have) any

fiduciary
relationship or duty to any Loan Party

arising out of or in connection with the

Loan Documents or
the transactions contemplated

thereby, and there is no

agency or joint

venture relationship between
the members of

the Lender Group,

on the one

hand, and the

Loan Parties, on

the other hand,

by
virtue of any Loan Document or any transaction contemplated therein.
17.7.

Counterparts; Electronic

Execution
.

This Agreement

may be

executed in
any number of counterparts and

by different parties on separate

counterparts, each of which, when
executed and delivered, shall be deemed to be

an original, and all of which,

when taken together,
shall constitute

but one

and the

same Agreement.

Delivery of

an executed

counterpart of

this
Agreement by telefacsimile

or other electronic

method of transmission

shall be equally

as effective
as delivery

of an

original executed

counterpart of

this Agreement.

Any party

delivering an
executed counterpart of

this Agreement by

telefacsimile or other

electronic method of

transmission
also shall deliver an

original executed counterpart of

this Agreement but the

failure to deliver an
original executed counterpart shall not affect

the validity, enforceability,

and binding effect of this
Agreement.

The foregoing shall apply to each other Loan Document mutatis mutandis.
17.8.

Revival and Reinstatement of Obligations; Certain Waivers .
(a)

If any member of the

Lender Group or any Bank

Product Provider repays,
refunds, restores, or returns in whole or in part,

any payment or property (including any proceeds
of Collateral) previously

paid or transferred

to such member

of the Lender

Group or such

Bank
Product Provider

in full

or partial

satisfaction of

any Obligation

or on

account of

any other
obligation of any Loan Party

under any Loan Document or any

Bank Product Agreement, because
the payment, transfer, or

the incurrence of the obligation so

satisfied is asserted or declared

to be
void, voidable,

or otherwise

recoverable under

any law

relating to

creditors' rights,

including
provisions of

the Bankruptcy

Code or

other Insolvency

Laws relating

to fraudulent

transfers,
preferences, or other

voidable or recoverable

obligations or transfers

(each, a "Voidable
Transfer"), or because such member of the

Lender Group or Bank Product

Provider elects to do so
on the reasonable

advice of its

counsel in connection

with a claim

that the payment,

transfer, or
incurrence is or may

be a Voidable Transfer,

then, as to any

such Voidable

Transfer, or the amount
thereof that such member of

the Lender Group or Bank

Product Provider elects to repay,

restore,
or return

(including pursuant

to a

settlement of

any claim

in respect

thereof), and

as to

all
reasonable costs,

expenses, and

attorneys' fees

of such

member of

the Lender

Group or

Bank
Product Provider related thereto, (i) the liability of the Loan Parties with respect to the amount or
property paid,

refunded, restored,

or returned

will automatically

and immediately

be revived,
reinstated, and

restored and

will exist,

and (ii)

Agent's Liens

securing such

liability shall

be
effective, revived, and

remain in full

force and effect,

in each case,

as fully as

if such Voidable
Transfer had never been made.

If, prior to any

of the foregoing, (A) Agent's

Liens shall have been
released or

terminated, or

(B) any

provision of

this Agreement

shall have

been terminated

or
cancelled, Agent's Liens, or such provision of this Agreement, shall be reinstated in full force and effect and

such prior

release, termination,

cancellation or

surrender shall

not diminish,

release,
discharge, impair or otherwise

affect the obligation

of any Loan Party in

respect of such liability
or any

Collateral securing

such liability.

This provision

shall survive

the termination

of this
Agreement and the repayment in full of the Obligations.

17.9.

Confidentiality .
(a)

Agent and Lenders

each individually (and

not jointly or

jointly and
severally) agree that material, non-public information

regarding the Loan Parties and their
Subsidiaries, their operations, assets, and existing and

contemplated business plans ("Confidential
Information") shall be treated by Agent and the

Lenders in a confidential manner, and shall not be
disclosed by Agent and the Lenders to Persons who

are not parties to this Agreement, except:

(i)
to attorneys for

and other advisors,

accountants, auditors, and

consultants to any

member of the
Lender Group and to

employees, directors and officers

of any member of

the Lender Group (the
Persons in this clause (i), "Lender Group Representatives")

on a "need to know" basis in
connection with this

Agreement and the

transactions contemplated hereby

and on a

confidential
basis, (ii) to Subsidiaries

and Affiliates of any

member of the Lender

Group (including the Bank
Product Providers); provided,

that any such

Subsidiary or Affiliate

shall have agreed

to receive
such information hereunder

subject to the

terms of this

Section 17.9, (iii)

as may be

required by
regulatory authorities so

long as such

authorities are informed

of the confidential

nature of such
information, (iv) as may be required

by statute, decision, or judicial

or administrative order, rule,
or regulation; provided, that (x) prior to any disclosure under this clause (iv), the disclosing party
agrees to provide Borrowers

with prior notice thereof,

to the extent

that it is practicable

to do so
and to the

extent that the

disclosing party is permitted

to provide such

prior notice to

Borrowers
pursuant to the

terms of the

applicable statute, decision,

or judicial or

administrative order, rule,
or regulation and

(y) any disclosure

under this

clause (iv) shall

be limited to

the portion

of the
Confidential Information as may

be required by

such statute, decision, or

judicial or administrative
order, rule,

or regulation,

(v) as

may be

agreed to

in advance

in writing

by Borrowers,

(vi) as
requested or

required by

any Governmental

Authority pursuant

to any

subpoena or

other legal
process; provided, that (x) prior to

any disclosure under this clause (vi)

the disclosing party agrees
to provide Borrowers with prior

written notice thereof, to the

extent that it is

practicable to do so
and to

the extent

that the

disclosing party

is permitted

to provide

such prior

written notice

to
Borrowers pursuant

to the

terms of

the subpoena

or other

legal process

and (y)

any disclosure
under this

clause (vi)

shall be

limited to

the portion

of the

Confidential Information

as may

be
required by such Governmental Authority

pursuant to such subpoena

or other legal process, (vii)
as to any

such information

that is

or becomes

generally available to

the public

(other than as

a
result of

prohibited disclosure

by Agent

or the

Lenders or

the Lender

Group Representatives),
(viii) in connection

with any assignment, participation

or pledge of any

Lender's interest under this
Agreement; provided, that

prior to receipt

of Confidential Information

any such assignee,
participant, or pledgee shall

have agreed in writing

to receive such Confidential

Information either
subject to the terms

of this Section

17.9 or pursuant to

confidentiality requirements substantially
similar to those

contained in this

Section 17.9 (and

such Person may

disclose such Confidential
Information to

Persons employed

or engaged

by them

as described

in clause

(i) above),

(ix) in
connection with any litigation or

other adversary proceeding involving parties

hereto which such
litigation or adversary

proceeding involves

claims related

to the

rights or

duties of such

parties
under this Agreement or the

other Loan Documents; provided, that

prior to any disclosure to

any
Person (other than any

Loan Party,

Agent, any Lender,

any of their respective

Affiliates, or their
respective counsel)

under this

clause (ix)

with respect to

litigation involving

any Person

(other
than any

Borrower, Agent,

any Lender,

any of

their respective

Affiliates, or

their respective
counsel), the disclosing

party agrees to

provide Borrowers with

prior written notice

thereof, and
(x) in

connection with,

and to

the extent

reasonably necessary

for, the

exercise of

any secured
creditor remedy under this Agreement or under any other Loan Document.

(b)

Anything in

this Agreement

to the

contrary notwithstanding,

Agent may
disclose information concerning

the terms and

conditions of this

Agreement and the

other Loan
Documents to loan

syndication and pricing reporting

services or in

its marketing or promotional
materials, with such information to consist of deal terms and other information customarily found in such publications

or marketing or

promotional materials and

may otherwise use

the name, logos,
and other

insignia of

any Borrower

or the

other Loan

Parties and

the Commitments

provided
hereunder in

any "tombstone"

or other

advertisements, on

its website

or in

other marketing
materials of the Agent.
(c)

Each Loan

Party agrees

that Agent

may make

materials or

information
provided by or on

behalf of Borrowers hereunder (collectively, "Borrower Materials")

available to
the Lenders by

posting the

Communications on

IntraLinks, SyndTrak

or a

substantially similar
secure electronic transmission system

(the "Platform").

The Platform is provided

"as is" and "as
available."

Agent does not

warrant the accuracy

or completeness of

the Borrower Materials,

or
the adequacy

of the

Platform and

expressly disclaim

liability for

errors or

omissions in

the
communications.

No warranty of any kind, express, implied or statutory,

including any warranty
of merchantability,

fitness for

a particular

purpose, non-infringement

of third

party rights

or
freedom from viruses

or other code

defects, is made

by Agent in

connection with the

Borrower
Materials or the Platform.

In no event shall Agent or any of the

Agent-Related Persons have any
liability to the

Loan Parties, any

Lender or any

other person for

damages of any

kind, including
direct or indirect,

special, incidental or consequential

damages, losses or

expenses (whether in tort,
contract or otherwise) arising out of any Loan Party's or Agent's transmission of communications
through the

Internet, except

to the

extent the

liability of

such person

is found

in a

final non-
appealable judgment by

a court of competent

jurisdiction to have resulted

from such person's gross
negligence or willful misconduct.

Each Loan Party further agrees that certain of the Lenders may be "public-side" Lenders (i.e.,

Lenders that do not

wish to receive material

non-public information
with respect to

the Loan Parties

or their securities)

(each, a "Public

Lender").

The Loan Parties
shall be

deemed to

have authorized

Agent and

its Affiliates

and the

Lenders to

treat Borrower
Materials marked "PUBLIC"

or otherwise at

any time filed

with the SEC

as not containing

any
material non-public information with respect to the

Loan Parties or their securities for

purposes of
United States

federal and

state securities

laws.

All Borrower

Materials marked

"PUBLIC" are
permitted to be made available

through a portion of

the Platform designated as

"Public Investor"
(or another similar

term).

Agent and its

Affiliates and the

Lenders shall be

entitled to treat

any
Borrower Materials that are not marked

"PUBLIC" or that are not at

any time filed with the

SEC
as being suitable only for posting on a portion of the Platform not marked as "Public Investor" (or
such other similar term).
17.10.

Survival
.

All representations and

warranties made by

the Loan Parties

in the
Loan Documents

and in

the certificates

or other

instruments delivered

in connection

with or
pursuant to this

Agreement or any other

Loan Document shall be

considered to have been

relied
upon by

the other

parties hereto

and shall

survive the

execution and

delivery of

the Loan
Documents and the making of any Loans

and issuance of any Letters of Credit,

regardless of any
investigation made by

any such other

party or on

its behalf and

notwithstanding that Agent, Issuing
Bank, or any

Lender may have

had notice or

knowledge of

any Default

or Event

of Default or
incorrect representation or

warranty at the

time any credit

is extended hereunder,

and shall continue
in full force and effect as long as the principal

of, or any accrued interest on, any Loan or any fee

or any other amount

payable under this Agreement

is outstanding or unpaid

or any Letter of

Credit
is outstanding and so long as the Commitments have not expired or been terminated.
17.11.

Patriot Act; Due Diligence
.

(a)

Each Lender that

is subject

to the

requirements of

the Patriot

Act hereby
notifies the Loan

Parties that pursuant

to the requirements

of the Patriot

Act, it is

required to obtain,
verify and record

information that identifies

each Loan Party, which

information includes the

name
and address of each Loan Party and other information that will allow such Lender to identify each
Loan Party in accordance with the Patriot Act.

In addition, Agent and each Lender shall have the
right to periodically conduct

due diligence on all

Loan Parties, their senior

management and key
principals and legal and beneficial owners.

Each Loan Party agrees to cooperate in respect of the
conduct of such due

diligence and further agrees

that the reasonable costs

and charges for any

such
due diligence by Agent shall constitute Lender Group Expenses hereunder and be for the account
of Borrowers.
(b)

Each Loan Party acknowledges

that, pursuant to the provisions

of Canadian
Anti-Money Laundering

& Anti-Terrorism

Legislation, Agent

and Lenders

may be

required to
obtain, verify and

record information regarding

each Loan Party,

its respective directors,
authorized signing officers, direct

or indirect shareholders or

other Persons in control

of such Loan
Party, and the transactions contemplated hereby.

The Loan Parties shall

promptly provide all such
information, including

supporting documentation

and other

evidence, as may

be reasonably
requested by any Lender or Agent, or any

prospective assign or participant of a

Lender or Agent,
necessary in

order to

comply with

any applicable

Canadian Anti-Money

Laundering &

Anti-
Terrorism

Legislation, whether now

or hereafter in

existence.

If Agent has

ascertained the identity
of any Loan Party or

any authorized signatories of any

Loan Party for the purposes

of applicable
Canadian Anti-Money Laundering & Anti-Terrorism

Legislation, then the Agent:
(i)

shall be deemed

to have done

so as an

agent for each

Lender, and
this Agreement shall constitute a "written

agreement" in such regard between each

Lender and the
Agent within

the meaning

of applicable

Canadian Anti-Money

Laundering &

Anti-Terrorism

Legislation;
(ii)

shall provide to

each Lender copies

of all information

obtained in
such regard without any representation or warranty as to its accuracy or completeness.
Notwithstanding the provisions of this Section and except as may otherwise be agreed in writing,
each Lender agrees that

Agent has no obligation

to ascertain the identity

of the Loan Parties

or any
authorized signatories of the Loan

Parties on behalf of any

Lender, or to confirm the completeness
or accuracy of any information

it obtains from the Loan

Parties or any such

authorized signatory
in doing so.
17.12.

Integration
.

This Agreement, together with the

other Loan Documents,
reflects the entire

understanding of the

parties with respect

to the transactions

contemplated hereby
and shall not be contradicted or qualified

by any other agreement, oral or

written, before the date
hereof.

The foregoing to the

contrary notwithstanding, all Bank

Product Agreements, if any,

are
independent agreements governed

by the

written provisions

of such Bank

Product Agreements,

which will remain

in full force

and effect, unaffected by

any repayment, prepayments,

acceleration,
reduction, increase, or change in

the terms of any credit

extended hereunder, except

as otherwise
expressly provided in such Bank Product Agreement.
17.13.

CMT as Agent

for Borrowers
.

Each Borrower hereby

irrevocably appoints
CMT as

the borrowing agent

and attorney-in

-fact for all

Borrowers (the

"Administrative
Borrower") which appointment

shall remain in

full force and

effect unless and

until Agent shall
have received

prior written

notice signed

by each

Borrower that

such appointment

has been
revoked and that another Borrower has been appointed Administrative Borrower.

Each Borrower
hereby irrevocably appoints and

authorizes the Administrative Borrower

(a) to provide Agent

with
all notices with

respect to Revolving Loans

and Letters of

Credit obtained for

the benefit of

any
Borrower and all other notices

and instructions under this Agreement

and the other Loan
Documents (and any notice or

instruction provided by Administrative

Borrower shall be deemed
to be

given by

Borrowers hereunder

and shall

bind each

Borrower), (b)

to receive

notices and
instructions from members

of the Lender

Group (and any

notice or instruction

provided by any
member of the Lender Group to the Administrative Borrower in accordance with the terms hereof
shall be deemed

to have been

given to each

Borrower), (c) to

enter into Bank

Product Provider
Agreements on

behalf of

Borrowers and

their Subsidiaries,

and (d)

to take

such action

as the
Administrative Borrower deems appropriate

on its behalf to

obtain Revolving Loans

and Letters
of Credit and

to exercise such

other powers as

are reasonably incidental

thereto to carry

out the
purposes of this Agreement.

It is understood that the

handling of the Loan Account

and Collateral
in a

combined fashion,

as more

fully set

forth herein,

is done

solely as

an accommodation

to
Borrowers in order to

utilize the collective

borrowing powers of

Borrowers in the

most efficient
and economical manner and at their request, and that Lender Group shall not incur liability to any
Borrower as a result hereof.

Each Borrower expects to derive benefit, directly or indirectly,

from
the handling of

the Loan Account

and the Collateral

in a combined

fashion since the

successful
operation of each

Borrower is dependent

on the continued

successful performance of

the integrated
group.

To induce the Lender Group

to do so, and in consideration thereof, each Borrower hereby jointly and severally

agrees to indemnify

each member of

the Lender Group

and hold each

member
of the Lender

Group harmless against

any and all

liability, expense,

loss or claim

of damage or
injury, made against

the Lender Group by any Borrower or by

any third party whosoever, arising
from or incurred by reason of (i)

the handling of the Loan Account and

Collateral of Borrowers as
herein provided,

or (ii)

the Lender

Group's relying

on any

instructions of

the Administrative
Borrower, except

that Borrowers

will have

no liability

to the

relevant Agent-Related

Person or
Lender-Related Person under this Section

17.13 with respect to any

liability that has been finally
determined by a court of competent jurisdiction to have resulted solely from the gross negligence
or willful misconduct

of such Agent-Related

Person or

Lender-Related Person, as

the case may
be.
17.14.

Acknowledgement and Consent

to Bail

-In of

EEA Financial Institutions
.

Notwithstanding anything

to the

contrary in

any Loan

Document or

in any

other agreement,
arrangement or understanding

among any such

parties, each party

hereto acknowledges that

any
liability of any

EEA Financial

Institution arising under

any Loan Document,

to the extent

such
liability is

unsecured, may

be subject

to the

write-down and

conversion powers

of an

EEA
Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)

the application

of any

Write-Down and

Conversion Powers

by an

EEA
Resolution Authority to any

such liabilities arising hereunder

which may be payable

to it by any
party hereto that is an EEA Financial Institution; and
(b)

the effects of

any Bail-in Action

on any such

liability, including,

if
applicable:
(i)

a reduction in full or in part or cancellation of any such liability;
(ii)

a conversion of all, or

a portion of, such liability

into shares or other
instruments of

ownership in

such EEA Financial

Institution, its

parent undertaking, or

a bridge
institution that

may be

issued to

it or

otherwise conferred

on it,

and that

such shares

or other
instruments of

ownership will

be accepted

by it

in lieu

of any

rights with

respect to

any such
liability under this Agreement or any other Loan Document; or
(iii)

the variation

of the

terms of

such liability

in connection

with the
exercise of the write-down and conversion powers of any EEA Resolution Authority.
17.15.

Acknowledgement Regarding Any Supported QFCs
.

To the extent

that the
Loan Documents provide support,

through a guarantee or

otherwise, for Hedge Agreements

or any
other agreement or instrument that

is a QFC (such support,

"QFC Credit Support" and each

such
QFC a

"Supported QFC"),

the parties

acknowledge and

agree as

follows with

respect to

the
resolution power of

the Federal Deposit

Insurance Corporation under the

Federal Deposit
Insurance Act and

Title II of

the Dodd-Frank Wall

Street Reform and

Consumer Protection Act
(together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such

Supported QFC

and QFC Credit

Support (with

the provisions

below applicable
notwithstanding that

the Loan

Documents and

any Supported

QFC may

in fact

be stated

to be
governed by the

laws of the

State of New

York

and/or of the

United States or

any other state

of
the United

States).

In the

event a

Covered Entity

that is

party to

a Supported

QFC (each,

a
"Covered Party") becomes

subject to a

proceeding under a

U.S. Special Resolution

Regime, the
transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and
obligation in

or under

such Supported

QFC and

such QFC

Credit Support,

and any

rights in
property securing such

Supported QFC or such

QFC Credit Support) from

such Covered Party

will
be effective to the same

extent as the transfer

would be effective under

the U.S. Special Resolution
Regime if the Supported

QFC and such QFC Credit

Support (and any such interest,

obligation and
rights in property) were governed by the

laws of the United States or

a state of the United States.
In the

event a

Covered Party

or a

BHC Act

Affiliate of

a Covered

Party becomes

subject to

a
proceeding under a

U.S. Special Resolution

Regime, Default Rights

under the Loan

Documents
that might

otherwise apply

to such

Supported QFC

or any

QFC Credit

Support that

may be
exercised against such Covered Party are permitted

to be exercised to no greater extent

than such
Default Rights could

be exercised under

the U.S. Special

Resolution Regime if

the Supported QFC
and the Loan Documents were

governed by the laws of

the United States or a

state of the United
States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of
the parties with respect

to a Defaulting Lender

shall in no

event affect the rights

of any Covered
Party with respect to a Supported QFC or any QFC Credit Support.

17.16.

Judgment Currency
.

If, for the purposes of obtaining judgment in any court,
it is necessary to convert

a sum due hereunder or

any other Loan Document

in one currency into
another currency,

the rate

of exchange

used shall

be that

at which

in accordance

with normal
banking procedures

Agent could

purchase the

first currency

with such

other currency

on the
Business Day preceding that on which

final judgment is given.

The obligation of each Borrower
in respect of any such sum due from it to

Agent or any Lender hereunder or under the other Loan
Documents shall, notwithstanding

any judgment in

a currency (the

"Judgment Currency") other
than that in which

such sum is

denominated in accordance with

the applicable provisions

of this
Agreement (the "Agreement Currency"),

be discharged only to the

extent that on the

Business Day
following receipt by Agent or such Lender, as the case

may be, of any sum adjudged to be so due
in the

Judgment Currency,

Agent or

such Lender,

as the

case may

be, may

in accordance

with
normal banking procedures purchase

the Agreement Currency with the

Judgment Currency.

If the
amount of the Agreement

Currency so purchased is

less than the sum

originally due to

Agent or
any Lender from any

Borrower in the Agreement

Currency, such

Borrower agrees, as a

separate
obligation and notwithstanding

any such judgment,

to indemnify Agent

or such Lender, as

the case
may be, against such loss.

If the amount of the Agreement Currency so purchased is greater than the sum originally due to

Agent or any Lender in

such currency, Agent or such Lender, as the case
may be, agrees to return

the amount of any excess

to such Borrower (or to

any other Person who
may be entitled thereto under applicable law).

[Signature pages to follow.]

[
SIGNATURE PAGE

TO CREDIT AGREEMENT
]
IN WITNESS WHEREOF
, the parties

hereto have caused this

Agreement to be
executed and delivered as of the date first above written.

BORROWERS: CORE MOLDING TECHNOLOGIES, INC.
a Delaware corporation

By:

/s/ John P.

Zimmer

Name: John P.

Zimmer

Title: Chief Financial Officer

[
SIGNATURE PAGE

TO CREDIT AGREEMENT
]

WELLS FARGO BANK, NATIONAL
ASSOCIATION , a national banking association, as
Agent , as Lead Arranger, as Book Runner and as a
Lender

By:

/s/ Matthew J. Barich

Name: Matthew J.

Barich

Its Authorized Signatory